AARP Investment Program
                                                           from SCUDDER


                                   Our Core Values

                                 (four photographs)


                                   The foundation

                                   that has guided

                                   the AARP Investment

                                   Program





                                   MID-YEAR REPORT
                                   TO SHAREHOLDERS

                                   March 31, 1999

              How to Navigate this Report



                  To make this semiannual report easy to navigate, we have divided it into numbered sections. The summaries below show each section title and number. The first page of each section is marked with the section number, as shown to the right of each major heading below.

              Mid-Year Review                                               /1/
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                  A message from Linda C. Coughlin, Chairperson, AARP Investment
                  Program from Scudder.

              AARP Market Commentary and Individual Portfolio Reviews       /2/
              -----------------------------------------------------------------
                  Cornelia Small, President and Investment Director, gives an overview of the financial markets and their impact on the AARP funds for the past six months, followed by a review of each AARP fund for the period.

              AARP Funds' Investment Portfolios                             /3/
              -----------------------------------------------------------------
                  A detailed listing of portfolio holdings for each fund, including the current market value at the end of the period.

              Financial Statements, Highlights, Notes, and Shareholder
                    Meeting Results                                         /4/
              -----------------------------------------------------------------
                  Financial records of the AARP Investment Program. This section also includes the Financial Highlights, which detail statistical per share income and ratio(s) from operations and dividends paid to shareholders, expense ratios, and other financial information. The Notes to Financial Statements include detailed information regarding expenses, organization costs, transactions, and management fees. Shareholder Meeting Results report on the issues presented at the December 1998 meetings.

              Officers and Trustees                                         /5/
              -----------------------------------------------------------------
                  A list of the current officers and trustees is provided in this section.

              Investor Services                                             /6/
              -----------------------------------------------------------------
                  Information on services available to shareholders of the AARP Investment Program from Scudder.

              Glossary                                                      /7/
              -----------------------------------------------------------------
                  All glossary terms used in the report are highlighted in bold italics throughout this report for easy reference to this section.

     TABLE OF CONTENTS

     MID-YEAR REVIEW -- A MESSAGE FROM LINDA C. COUGHLIN                 2   /1/
     ---------------------------------------------------------------------------
     AARP MARKET COMMENTARY AND INDIVIDUAL PORTFOLIO REVIEWS             7   /2/
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           Market Commentary for the six months ended March 31, 1999     8

     MONEY MARKET FUNDS
           AARP High Quality Money Fund                                 17
           AARP High Quality Tax Free Money Fund                        18
           AARP Premium Money Fund                                      19

     INC0ME FUNDS
           AARP High Quality Short Term Bond Fund                       20
           AARP GNMA and U.S. Treasury Fund                             22
           AARP Insured Tax Free General Bond Fund                      24
           AARP Bond Fund for Income                                    26

     GROWTH AND INCOME FUNDS
           AARP Balanced Stock and Bond Fund                            28
           AARP Growth and Income Fund                                  30
           AARP U.S. Stock Index Fund                                   34

     GROWTH FUNDS
           AARP Capital Growth Fund                                     36
           AARP Small Company Stock Fund                                38

     GLOBAL FUNDS
           AARP Global Growth Fund                                      40
           AARP International Growth and Income Fund                    42

     MANAGED INVESTMENT PORTFOLIOS
           AARP Diversified Income with Growth Portfolio                44
           AARP Diversified Growth Portfolio                            44

     AARP FUNDS' INVESTMENT PORTFOLIOS                                  47   /3/
     ---------------------------------------------------------------------------

     FINANCIAL STATEMENTS                                              129   /4/
     ---------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS                                              147   /4/
     ---------------------------------------------------------------------------

     NOTES TO FINANCIAL STATEMENTS                                     157   /4/
     ---------------------------------------------------------------------------

     SHAREHOLDER MEETING RESULTS                                       167   /4/
     ---------------------------------------------------------------------------

     OFFICERS AND TRUSTEES                                             171   /5/
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     INVESTOR SERVICES                                                 175   /6/
     ---------------------------------------------------------------------------

     GLOSSARY                                                          179   /7/
     ---------------------------------------------------------------------------

/1/
--------------------------------------------------------------------------------
                                 AARP Investment Program
                                            from Scudder

                                                         THE PRINTED DOCUMENT
                                                         CONTAINS A PHOTOGRAPH
                                                         OF LINDA C. COUGHLIN
                                                         HERE


                                                           Linda C. Coughlin
                                                              Chairperson
Mid-Year Review

A Message from Linda C. Coughlin, Chairperson
AARP Investment Program from Scudder

Dear Fellow Shareholder,

     Nineteen ninety-nine marks the 15th year of the AARP Investment Program from Scudder, a period of remarkable development for the Program. In reflecting on the major achievements over this period, we realize we couldn't have done it without you, our shareholders. With this report, we decided it was time to articulate those core values that have guided the development of the Program. We introduced our core values with the mailing of our new simplified prospectus in February. We'd like to take this opportunity to discuss the importance of these beliefs and how they have helped shape the AARP Investment Program from Scudder over time.

OUR CORE VALUES

     The development of our core values have been strongly influenced by our relationships with you, our shareholders, as we have come to gain a deep understanding of your needs, expectations, and life aspirations. These beliefs took form in 1984 at the Program's inception. Today, these values constitute the context by which we measure how well we are meeting your expectations. They also serve as the litmus test for the appropriateness of decisions we make about the Program's future.

     First, we seek to offer as much or as little investment guidance as you need. Since every investor's level of experience and self-confidence is different, our goal is to provide meaningful information and assistance that are appropriate to your life situation and specific needs. An example of this effort is the planned introduction of our Financial Library later this year, which will cover a variety of investment topics related to life stage issues affecting AARP members.

     Striving to simultaneously build and manage your assets is also a core value. Since the beginning of the AARP Investment Program, our products and services have been designed to meet the specific needs of AARP members. While most other mutual funds broadly target investor needs, the AARP Investment Program is intended to meet the specific return and risk tolerances of persons over the age of 50.

     Many of you have told us that you expect your investments to keep up with general market trends, but at the same time you are uncomfortable assuming too much risk. As a result, each AARP fund employs a disciplined investment management process that is designed to pursue competitive returns with less risk. While there have been short periods when the funds have not achieved this goal, we believe the AARP funds have met this objective over the long term.

     Providing a full range of investments that do not overlap is another imperative of the Program. With over 7,000 mutual funds from which to choose, selecting the right fund for your particular situation is a daunting task. The decision is further complicated by advertisements for funds with tempting returns of 30%, 40%, or more. However, we believe that making sound investment decisions requires looking beyond last week's hot fund and finding a reliable investment that delivers competitive returns with less risk over time. Rather than offering a large selection of funds, we have focused on offering a select list of funds in the major asset categories. The AARP funds have distinct investment objectives that were designed to avoid overlap. As such, it is easy to build a diversified portfolio with AARP funds because each fund provides adequate exposure to a specific asset class without the worry of duplication among your AARP fund holdings.

     We never treat any question as too simple or too complex. Whether you are an experienced investor or just starting out, you will likely need to contact us for assistance at some point. Because what we say when you call can have a significant impact, we will always answer your questions courteously, promptly, and completely. We strive to exceed your expectations whether you speak with an AARP Mutual Fund Representative or you inquire via fax, mail, or through the Program's Internet Web site.

     These efforts have resulted in consistently above-average grades from shareholders according to surveys conducted by AARP. In their most recent quarterly Member Services Quality Survey -- which measures the quality of customer contacts, including the accuracy of transactions processed and the effectiveness of our representatives -- shareholders reported an overall mean satisfaction level of 8.89, with 75% of respondents rating their experience a "9" or a "10" out of a possible "10."^1 While we are pleased with this result, we are continually seeking improvement to ensure that we provide you with a helpful and memorable customer experience.

     We believe you expect us to keep more of your money working for you. We take your investment in the AARP Investment Program very seriously, and we know that your decision to invest with us is the result of an important and often lengthy planning process. That is why all of the AARP Mutual Funds are pure no-load(TM) and we do not charge commissions. In addition, our management fees and total operating expenses are 34% below the mutual fund industry average,^2 and we have offered a No-Fee IRA since the start of the Program. These valuable

--------------------------------------------------------------------------------
^1 On a  quarterly  basis,  approximately  4,500  shareholders  receive a Member
   Services Quality Survey from AARP. The survey is designed to determine the overall level of member satisfaction as it pertains to interactions with the AARP Investment Program, and to assess the level of satisfaction with different types and methods of interaction. The surveys are sent by AARP to shareholders that have contacted us in some way during the previous quarter and also to a segment that has not contacted us. Shareholders rate their experience on a scale from 0-10, with 0 the lowest and 10 the highest rating. The data above are from the third quarter 1998 survey, the most recent available at the time of publication.

^2 Source:  Lipper Analytical  Services,  Inc. for similar funds as of March 31,
   1999.

features allow you to put more of your money to work, and can help your investment grow more quickly.

     Finally, we draw on your life experiences and the expertise of AARP in creating and refining our offerings. We are continually collecting your perspectives and input through shareholder focus groups, surveys, and feedback provided by our AARP Mutual Fund Representatives with whom you speak. In addition, our colleagues at AARP, who have extensive experience serving the needs of individuals over age 50, provide valuable guidance and feedback as we seek to enhance the Program's products and services. This input has been primarily responsible for the launch of six new funds in early 1997 and the Legacy Service, which helps shareholders feel confident that their investments will pass to their loved ones as intended.

     Our core values may sound similar to popular promises made by other companies, but we stand behind these beliefs 100 percent. As a result, we will make every effort to help you achieve your financial goals, with these core values serving as our beacon.

CONSISTENCY COUNTS

     I'd also like to speak to the theme of consistency. I am referring not only to the consistency of the AARP fund investment management disciplines, but also to our portfolio management teams, our Trustees, and the employees at Scudder Kemper Investments that manage and deliver the Program's services to you.

     In a world where nothing seems to last very long, we are proud of the tenure and extensive experience of our portfolio management teams. With the tremendous growth and change in the mutual fund industry over the last 15 years, consistency of management teams has generally not been the norm at other fund companies. There can be many good reasons for changing portfolio managers, and we have indeed made a few changes to our teams over the years. Departures of key investment personnel (or whole teams) can upset the management of a fund. Many of the industry's watchdogs that evaluate fund performance are often critical of such departures, even when a proven investment process remains in place. While the possibility of a manager change exists for any mutual fund, we believe the experience of our portfolio management teams, combined with well-defined investment disciplines for each fund, have been important major strengths of the AARP Investment Program.

     The Program's Trustees also have served as a consistent guiding force for the AARP Investment Program. They provide important and objective oversight of the Program. In addition to myself as Chairperson of the Board, two Trustees are representatives from AARP, and the remaining ten are highly respected experts in the fields of gerontology, health, and the finances of older Americans.

     Each Trustee fulfills a fiduciary responsibility on behalf of shareholders. Nearly all of the Trustees have been with the Program since its inception. In the last two years, Jean Gleason Stromberg and Carol Lewis Anderson have joined the Board, bringing their valuable experience and expertise in financial services to the Program. The Trustees' diverse experiences provide important perspectives that have helped ensure that the Program is managed in your best interests. (The Program's current Trustees and their backgrounds are listed beginning on page 171.)

     We have always understood the importance of attracting and retaining the best people in order to achieve the Program's goals. It is not only difficult for many organizations to achieve this consistency, it is rare. At Scudder Kemper Investments, most of the management team and many of its employees have many years of experience in the Program. A notable change was the retirement of Cuyler Findlay, Chairman of the AARP Investment Program, in 1996. For those of you who may not know, Cuyler helped create the Program in 1984 and nurtured it with dedication for over 12 years.

     I began working with Cuyler in 1986. My years with the Program have been the most meaningful and fulfilling in my career. Today the Program is part of my being. I am honored to be its Chairperson and to act as your champion as we work to evolve the Program to meet the changing needs of AARP members.

WHERE DO WE GO FROM HERE?

     As we look ahead, we know that you and your fellow AARP members will continue to define changes and improvements to the Program. In this regard, we are putting growing emphasis on the development of our personnel to assist you with investment decisions at important points in your life. We have also put a high priority on the development of tools, such as the Legacy Service and the Financial Library, to help you plan and manage your finances effectively. We are also focusing on providing better and faster access to information, whether through our national seminar program, our knowledgeable representatives, or via our Internet Web site (aarp.scudder.com). You can already view your account and perform transactions at our Web site and additional features are planned for later this year. All of these enhancements are intended to offer greater levels of convenience to you.

     We value the privilege of managing your assets and will continue to work hard to deserve your trust and support. We aspire to build a lasting relationship with each of you by helping you make well-informed investment decisions.

                       My best,

                       /s/Lin Coughlin

                       Linda C. Coughlin
                       Chairperson

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                                    This page
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                                                                            /2/
--------------------------------------------------------------------------------

                                                                    AARP MARKET
                                                                     COMMENTARY


                              Cornelia Small, President and Investment Director of the AARP Investment Program from Scudder, begins this section with an overview of the financial markets and their impact on the funds for the six-month period ended March 31, 1999.

                              Because some of the investment terms used in various reviews require additional explanation, we have highlighted in bold italics certain words which appear in the Glossary beginning on page
                              179. We hope this helps you to better understand the Individual Portfolio Reviews.

Market Commentary for the six-month
period ended March 31, 1999

Cornelia Small, President and Investment Director,
AARP Investment Program from Scudder

                                                  THE PRINTED DOCUMENT
                                                  CONTAINS A PHOTOGRAPH
                                                  OF CORNELIA SMALL HERE

                                                       Cornelia Small

                                                        President and
                                                     Investment Director

Dear Fellow Shareholder,

     At the time of our September 30, 1998 annual report, the world equity markets were in turmoil. Virtually all markets had tumbled during the preceding quarter, and prevailing investor sentiment was bleak. During the six months that followed, all that negativity reversed. What happened? The Federal Reserve made three quick interest rate cuts, helping to restore investor confidence, and economic growth was much stronger than almost anyone expected.

ROBUST ECONOMIC ENVIRONMENT

     Underpinning the markets' confidence was the continued strength of the U.S. economy. Overall growth hit an impressive 6% during the fourth calendar quarter, with housing and capital spending recording double-digit advances. Consumer spending on big-ticket durable items, such as new cars, surged to close at a 25% annual rate for the quarter. Preliminary indications are that the domestic economy continued to barrel along at a growth rate well above longer-term averages during the winter. Job growth moderated somewhat, but a record percentage of the population is currently employed. Surveys tell us that people feel certain that jobs are plentiful and confidence remains near all-time highs.

     Despite the hearty growth, inflation remains virtually invisible. The most popular price measure -- the Consumer Price Index -- continues to rise at less than a 2% annual rate. While it is true that commodity prices firmed near the end of the period, we do not expect this will ignite overall inflation.

LOW INFLATION AND GOOD MARKET LIQUIDITY

     Outside the United States, it was monetary easing, not strong growth, that stimulated the financial markets. Interest rates have fallen, inflation has remained low, and investors have focused on the promise of growth ahead. In Europe, the new currency -- the euro -- has declined from its introduction at the beginning of 1999. This trimmed dollar-based returns, but European markets still advanced a respectable 16% for the six months. The Japanese market, in an environment of zero interest rates and less than zero growth, still managed to forge ahead some 42%, mostly because investors began to believe in two themes:
a) Japanese  authorities were going to succeed in fixing the banking system, and
b) a growing number of Japanese companies were finally going to undertake serious restructuring. Confidence also began to

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

            ---------------------------------------------------------------
                                THE STOCK MARKETS
            ---------------------------------------------------------------

CHART PERIOD:

                                    1994-1999

CHART DATA

            ---------------------------------------------------------------
                              S&P 500       Russell 2000        MSCI EAFE
                               Index            Index             Index
            ---------------------------------------------------------------
              1994              1.47%           10.97%            22.51%
              1995             15.57             5.52              6.08
              1996             32.10            29.05             12.33
              1997             19.83             5.11              1.45
              1998             48.00            42.01             18.61
              1999             18.46           -16.26              6.06

CAPTION TO PRECEDING CHART:

One-year total returns for periods ended March 31. The S&P 500 Index is a broad-based index of large U.S. stocks; the Russell 2000 Index is a broad-based index of small U.S. stocks; and the MSCI EAFE Index is a broad-based index of international stocks. Past performance is no guarantee of future results.

                                     ------


return to the Asian countries outside Japan. Currencies stabilized, interest rates fell, and the first green shoots of demand began to peek out. Altogether, the MSCI EAFE Index returned 22% for the six months.^1

PHENOMENAL RETURNS FROM A FEW STOCKS

     In the U.S. financial markets, the Dow Jones Industrial Average broke above the 10,000 mark for the first time, a largely symbolic milestone. While officials at the New York Stock Exchange poured champagne and handed out baseball caps emblazoned with "Dow 10,000," the forces that had led the major market indices to new record highs over the six months remained a significant concern for us.

     It is no secret that the domestic equity markets have been led by a narrow group of securities, primarily large-cap growth stocks such as Microsoft, Lucent Technologies, and Cisco Systems. This select group of stocks has had an important effect on the performance of the Standard & Poor's 500 Index -- a popular benchmark for the U.S. stock market that is comprised of 500 companies weighted according to their stock market capitalization. As a result, the bigger a company's stock market capitalization, the greater its influence on the movement of the index. For the six-month period, the S&P 500's return on a market-capitalization-weighted basis was 27%. In contrast, the equal-weighted calculation of

--------------------------------------------------------------------------------
^1 Indices are unmanaged, market capitalization-weighted, and in U.S. dollars for the six-month period. The MSCI (Morgan Stanley Capital International) Europe Index represents European market returns; the MSCI Japan Index represents Japanese market returns; and the MSCI EAFE Index is a measure of global stock markets, including Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do net reflect any fees or expenses.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

            ---------------------------------------------------------------
                              THE U.S. BOND MARKETS
            ---------------------------------------------------------------

CHART PERIOD:

                                    1994-1999

CHART DATA

           -----------------------------------------------------------------
                          Lehman Brothers  Lehman Brothers  Lehman Brothers
                          Aggregate Bond        GNMA        Municipal Bond
                              Index             Index            Index
           -----------------------------------------------------------------
              1994             2.37%             1.12%            2.32%
              1995             4.98              6.26             7.43
              1996            10.78             10.84             8.38
              1997             4.91              6.00             5.45
              1998            11.99             11.16            10.72
              1999             6.49              6.27             6.20

CAPTION TO PRECEDING CHART:

One-year total returns for periods ended March 31. The Lehman Brothers Aggregate Bond Index is a broad-based index of U.S. investment-grade bonds; the Lehman Brothers GNMA Index represents GNMA mortgage returns; the Lehman Brothers Muncipal Bond Index is a broad-based index of municipal bonds. Past performance is no guarantee of future results.

                                     ------


the S&P 500 was a comparably modest 19% for the same period. Essentially, unless you were invested in the top 20 stocks in the S&P 500 over the six months, you probably were disappointed with your return relative to the index. This narrow market leadership meant that most actively managed equity mutual funds, which tend to have more diversified portfolios, trailed the S&P 500.

     By far the biggest gainers have been in the technology sector, especially Internet stocks. While returns of 50%, 100%, or more are tempting, many of these companies actually have little or no earnings, yet the market capitalization of many technology stocks rivals that of large, established corporations with a long earnings history. Among the AARP funds that invest in the technology sector, we have preferred to concentrate on companies that are building the foundations and systems, including those that are "building the roads" and "laying the asphalt" for the information superhighway.

LONG-TERM BOND YIELDS RISE

     In the fixed income area, long-term U.S. interest rates inched up (and prices declined), as the economy's robust growth created concerns of accelerating inflation. With U.S. economic growth strong and threats to global growth receding, credit risk decreased and corporate bond prices rebounded strongly after very weak performance in the third calendar quarter of 1998. For many of the same reasons mortgage, high-yield bond, and municipal sectors performed relatively well. The broad-based Lehman Brothers Aggregate Bond Index closed the six months with a total return of virtually zero, including reinvestment of dividends and price changes.

OVERVIEW OF AARP FUND PERFORMANCE

     As you may know, growth stocks outdistanced value stocks by a wide margin over the six months. In fact, the disparity in performance between growth and value stocks stood at its widest point in 20 years, with the Russell 1000 Growth Index returning 35% while the Russell 1000 Value Index returned 18% for the six months. This environment especially benefited funds that invest in large-cap growth stocks.

THE PRINTED DOCUMENT CONTAINS
A CALLOUT TO PRECEDING PARAGRAPH

               --------------------------------------
                 MORNINGSTAR ON THE AARP
                 GROWTH AND INCOME FUND

                 "This offering's conservative
                 approach has led to respectable
                 returns. Although the fund has
                 lagged its large-value peers
                 somewhat in 1998, its long-term
                 record remains solid."

                 Morningstar Mutual Funds, 12/6/98
               --------------------------------------

     Two of our most aggressive domestic equity funds have exposure in this area and provided impressive returns -- AARP Capital Growth Fund and AARP U.S. Stock Index Fund. The AARP Capital Growth Fund's 31% six-month return reflects the fund's "growth at a reasonable price" investment discipline, which led it to invest in many dominant, well-run companies. The AARP U.S. Stock Index, which seeks to mirror the performance of the S&P 500 with less risk than other index funds, not only performed generally in line with its benchmark by returning 26%, but exceeded the returns of comparable index funds.

     With a few large-cap growth stocks dominating market returns for most of the six months, value-oriented strategies faced a challenging environment. One of our flagship funds, the AARP Growth and Income Fund, delivered a modest return of 12% compared to the S&P 500. While this fund historically has provided competitive returns with less risk, its emphasis on stocks with attractive valuations (value stocks) and above-average dividend yields precluded it from investing in many of the more highly valued stocks that led performance over the six months. However, the fund's performance has already benefited significantly from a rebound in value stocks in April.

     We have begun to see some promising signs for value stocks. First, we believe that modestly higher long-term interest rates will hurt growth stocks more than value stocks. When long-term interest rates rise, growth stocks typically do not perform as well as value stocks. Second, we've begun to see some improvement in certain commodity prices, which tends to benefit some of the companies in the fund's investment universe, such as paper and oil stocks. Third, we believe that investors' expectations for many companies in the value universe are so low that when their earnings do improve, the stocks are poised to jump. Conversely, expectations for earnings at many growth and technology companies are so high that it is a challenge for companies to continue to meet them. Finally, we are not comfortable with the high valuations assigned to certain companies in the technology sector -- especially Internet stocks. Many of these high-flyers are very new and yet unproven companies. Internet companies operate in a fiercely competitive environment where the barriers to entry are few. Certainly, there will be big winners, but the survival rate will likely be low. While we will continue to take advantage of opportunities in the technology sector, we believe that value stocks look very attractive by comparison.

     Notwithstanding short-term performance, the AARP Growth and Income Fund's long-term record remains intact. In fact, the fund maintained an overall four-star risk-adjusted Morningstar Rating(TM) among 2,947 domestic equity funds as of March 31, 1999.^2

     Small-cap stocks, while reporting a respectable 10% return for the six months as measured by the Russell 2000 Index, trailed the huge gains of larger-cap issues. The AARP Small Company Stock Fund lagged the performance of the Russell 2000 Index due to its tilt toward value stocks, which underperformed growth stocks for the six months. Having reached a 20-year low versus large-cap stocks, small-caps have become even more attractively valued than at the beginning of the six-month period.

     In the international area, AARP Global Growth Fund earned its first Morningstar Rating(TM) in February, and on March 31, 1999 the fund was assigned an overall four-star rating for its risk-adjusted performance among 918 international funds.^3 We believe this performance reflects the fund's continuing commitment to competitive returns with less risk. Reflecting the unfavorable environment for value stocks abroad, AARP International Growth and Income Fund provided a modest return, but continued to exceed the performance of its benchmark since inception.

     In the fixed income area, all four AARP income funds outperformed their peers for the six-month period. The AARP GNMA and U.S. Treasury Fund continued its long-term record, earning an overall four-star risk-adjusted Morningstar Ratingt among 1,521 taxable bond funds as of March 31, 1999.^4

IN PERSPECTIVE

     While the Program's conservative approach can lag the overall market during certain periods, we believe each fund's investment discipline has added value over the long term. The funds are designed this way because AARP members have requested it.

     As with any investment approach, we have witnessed periods when proven long-term strategies do not live up to expectations. When this occurs, we attempt to determine if the environment has temporarily or permanently changed and if our investment theses still remain valid. Often unfavorable periods give way to a market rebound such as that experienced over the six-month period ended March 31st. Already we have begun to witness a similar reversal of growth and value investment styles since the end of the report period.

--------------------------------------------------------------------------------
^2 Morningstar proprietary ratings reflect historical risk-adjusted performance through 3/31/99. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The AARP Growth and Income Fund received three stars for the three-year period and four stars for the five- and ten-year periods among 2,947, 1,810, and 743 domestic equity funds, respectively. The top 10% of funds in its broad asset class receive five stars and the next 22.5% receive four stars. Past performance is no guarantee of future results.

^3 The AARP Global Growth Fund received four stars for the three-year period among 918 international funds. See footnote 2 for additional information.

^4 The AARP GNMA and U.S. Treasury Fund received four stars for the three-, five-, and ten-year periods among 1,521, 1,048, and 371 taxable bond funds, respectively. See footnote 2 for additional information.

     I know that this has been a frustrating environment for some shareholders whose returns have not kept pace with the S&P 500. However, investors should remember that the index's recent gains reflect the stocks of a few companies. Investing in these companies alone, especially given their exceptionally strong performance and relatively high valuations, may significantly increase one's risk. We believe that if you can accept additional risk and are willing to commit to a long-term investment of at least five years, the AARP Capital Growth Fund and AARP U.S. Stock Fund can provide you with exposure to these opportunities.

THE PRINTED DOCUMENT CONTAINS A
CALLOUT TO PRECEDING PARAGRAPH

               --------------------------------------

               ". . . Investors should remember
               that the index's recent gains
               reflect the stocks of a few
               companies. Investing in these
               companies alone, especially
               given their exceptionally strong
               performance and relatively high
               valuations, may significantly
               increase one's risk. "

                                 -- Cornelia Small
               --------------------------------------


     If you believe that other sectors of the U.S. stock market have largely been overlooked during the recent rally and you are seeking additional downside protection over the long term, AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund may be appropriate. Our other equity funds, such as AARP Small Company Stock Fund, AARP Global Growth Fund, and AARP International Growth and Income Fund, can provide improved diversification, especially if your investment portfolio is primarily concentrated in the domestic large-cap stocks.

     Since each person's life-stage and financial situation is different, I encourage you to discuss these funds in more detail by calling one of our knowledgeable representatives at 1-800-253-2277. They can provide you with current fund information and assist you with determining which fund(s) are most appropriate given your goals.

LOOKING AHEAD

     We believe this is an exciting period for investors. As we survey the markets, we see many attractive possibilities. The wide divergence between growth and value styles of investing has created tremendous opportunities. Small-cap stocks, too, remain compelling values in our opinion, and global and international investments offer the opportunity to broaden portfolio diversification. At the same time, fixed income securities can provide attractive current income and an anchor in this environment of increased volatility in the equity markets.

     Our forecast calls for the economy to slow enough to keep inflation at bay, which should bode well for the financial markets. Whatever the environment brings, we continue to believe that the AARP Investment Program's goal of seeking competitive returns with less risk will prove valuable over the long term.

     Thank you for your continued support of the AARP Investment Program from Scudder.

                       Sincerely,

                       /s/Cornelia Small

                       Cornelia Small
                       President and Investment Director

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                                       14

                                                                             /2/
 -------------------------------------------------------------------------------











                                                                          AARP
                                                                     INDIVIDUAL
                                                              PORTFOLIO REVIEWS


                    Individual Portfolio Reviews for each AARP fund from Scudder detail the individual fund objective, performance, portfolio composition, asset allocation, and sector diversification. In addition, each portfolio management team comments on how its fund performed during the period in relation to the market.

                    Because some investment terms require additional explanation, we have highlighted in bold italics certain words which appear in the Glossary beginning on page 179. We hope this helps you to better understand the Individual Portfolio Reviews.

                                    This page
                                  intentionally
                                   left blank.

AARP HIGH QUALITY MONEY FUND
----------------------------

SIDEBAR TEXT:

GOAL

     The fund seeks to provide current income and liquidity, consistent with stability and safety of principal, while maintaining a constant share price of $1. The fund pursues its goal by investing principally in short-term debt securities issued by U.S. corporations and financial institutions, and the U.S. government and its agencies.

FOR WHOM THE
FUND IS DESIGNED

This fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their investments with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager

--------------------------------------------------------------------------------

     Market turmoil at the beginning of the period prompted the Federal Reserve to lower a key short-term interest rate (the federal funds rate) by a quarter of a percent on October 15 and again on November 17. The Fed took these actions in an effort to restore liquidity and investor confidence to the domestic markets. In the end, the concerns were overstated and U.S. growth was underestimated, as the fourth calendar quarter was one of the strongest on record. While the Fed's rate cuts were largely successful, it resulted in lower yields for money market instruments.

FUND PERFORMANCE

     For the six-month period ended March 31, 1999, the AARP High Quality Money Fund returned 2.20%, reflecting the low interest rate environment. Longer term, the fund returned 4.67% for the one-year period.

THE FUND'S INVESTMENT STRATEGY

     Throughout the six months, the fund maintained a relatively short average maturity, as yields on longer-term securities did not provide adequate compensation for the additional time commitment required. As of the end of the period, the portfolio's average maturity was 24 days, nearly unchanged from 32 days at the beginning of the period. A short average maturity provides flexibility since portfolio holdings mature more quickly, thus providing the opportunity to reinvest in higher-yielding opportunities when available.

     We continued to purchase only securities that were rated within the highest quality category by at least one of three leading national statistical rating organizations: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation (S&P). We also met the guidelines for maintaining our AAAm rating from S&P, the highest rating available.^1 In addition, our credit analysts adhere to even stricter guidelines within the universe of securities that meet S&P criteria, approving only a small percentage of securities for purchase. As a result, the universe of securities from which the fund's portfolio is constructed is smaller and generally of better quality than most other money market funds.


      PORTFOLIO STATISTICS

  Number of Issues ........ 32
  7-Day Effective Yield..4.18%
  Average Maturity.....24 days
  Average Quality ....... AAAm



      PORTFOLIO RETURNS

  One-Year Cumulative
  Total Return ......... 4.67%

  Five-Year Average
  Annual Total Return .. 4.63%

  Ten-Year Average
  Annual Total Return .. 4.85%

  Five-Year Cumulative
  Total Return .........25.40%

  Ten-Year Cumulative
  Total Return ........ 60.55%


--------------------------------------------------------------------------------
^1 Ratings are assigned to approximately one-third of all money market funds, which provides an added degree of assurance for investors concerned with safety of principal. The rating for the fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

   An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is possible that you could lose money by investing in the fund.

AARP HIGH QUALITY TAX FREE MONEY FUND
-------------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide liquidity and current income that is free from federal income tax,* consistent with stability and safety of principal, while maintaining a constant share price of $1. The fund pursues its goal by investing at least 80% of assets in tax-exempt, short-term municipal securities.


FOR WHOM THE
FUND IS DESIGNED

This fund may be appropriate for investors seeking tax-free income or those who do not want the risks associated with investing in stocks or bonds. These investors include those seeking tax-free money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager

* It is the policy of the fund not to invest in taxable issues. However, the fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.
--------------------------------------------------------------------------------

     Market turmoil at the beginning of the period prompted the Federal Reserve to lower short-term interest rates by a quarter of a percent on October 15 and again on November 17. The Fed was attempting to restore liquidity and investor confidence. In the end, these concerns were overstated and U.S. growth was underestimated. In this environment, the tax free money market sector remained "rich," meaning that prices were high (and yields low) versus comparable taxable securities for most of the period.

FUND PERFORMANCE

     For the six-month period ended March 31, 1999, the fund returned 1.13%, reflecting the low interest rate environment. The fund's 7-day effective yield of 2.16% translated into taxable equivalent yields of 3.38% and 3.58% for investors in the 36% and 39.6% federal tax brackets, respectively.

THE FUND'S INVESTMENT STRATEGY

     For most of the six months, a lack of supply and limited new issuance of tax free money market instruments kept yields relatively low. As supply increased in March, we began to lengthen the portfolio's average maturity by adding securities with longer maturities. This helped to increase the fund's yield in March as higher-yielding instruments were added to the portfolio. As a result, the fund's average maturity rose from 15 days at the beginning of the period to 32 days as of March 31, 1999.

     We continued to purchase only securities that were rated within the highest quality category by at least one of three leading national statistical rating organizations. We also met the guidelines for maintaining our AAAm rating from S&P, the highest rating available.^1 In addition, our credit analysts adhere to even stricter guidelines within the universe of securities that meet S&P criteria, approving only a small percentage of securities for purchase. As a result, the universe of securities from which the fund's portfolio is constructed is smaller and generally of better quality than most other money market funds.



      PORTFOLIO STATISTICS

 Number of Issues...........58
 7-Day Effective Yield...2.16%
 Average Maturity..... 32 Days
 Average Quality ........ AAAm



      PORTFOLIO RETURNS

 One-Year Cumulative
 Total Return .......... 2.55%

 Five-Year Average
 Annual Total Return.....2.70%

 Ten-Year Average
 Annual Total Return.....3.42%

 Five-Year Cumulative
 Total Return...........14.27%

 Ten-Year Cumulative
 Total Return ..........39.94%


--------------------------------------------------------------------------------
^1 Ratings are assigned to approximately one-third of all money market funds, which provides an added degree of assurance for investors concerned with safety of principal. The rating for the fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

   An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is possible that you could lose money by investing in the fund.

AARP PREMIUM MONEY FUND
-----------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide high current income and liquidity, consistent with stability and safety of principal, while maintaining a constant share price of $1. The fund pursues its goal by investing in short-term debt securities issued by U.S. corporations and financial institutions, and the U.S. government and its agencies.

FOR WHOM THE
FUND IS DESIGNED

This fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their investments with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager

--------------------------------------------------------------------------------

         This first report to shareholders of the AARP Premium Money Fund covers the abbreviated fiscal period from February 1, 1999 to March 31, 1999. By design, the fund seeks higher yields than the AARP High Quality Money Fund primarily through a lower expense structure, which is possible due to higher investment requirements.

         The fund began operations during a period of relatively low short-term interest rates. The benchmark federal funds rate has hovered at 4.75% since November 17 when the Fed lowered it by a quarter of one percent for the third time in as many months. The cuts helped restore liquidity and investor confidence to the domestic markets, but resulted in lower yields for money market securities.



      PORTFOLIO STATISTICS

 Number of Issues...........46
 7-Day Effective Yield...4.60%
 Average Quality......... AAAm



FUND PERFORMANCE

     For the two-month period ended March 31, 1999, the fund returned 0.72%. The fund's 7-day effective annualized yield was 4.60% as of the end of the period.

THE FUND'S INVESTMENT STRATEGY

         For the abbreviated period, the fund maintained an average maturity of less than 25 days, as yields on longer-term securities did not provide adequate compensation for the additional time commitment required. A short average maturity provides flexibility since portfolio holdings mature more quickly, thus providing the opportunity to reinvest in higher-yielding opportunities when available.

         While the fund has slightly more flexibility to invest in a broader range of money market securities than the AARP High Quality Money Fund, we have only purchased securities rated within the highest quality category by at least one of three leading national statistical rating organizations: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation. In addition, our credit analysts adhere to strict guidelines within the universe of securities that meet our eligibility requirements for purchase, approving only a small percentage of securities for purchase. As a result, the universe of securities from which the fund's portfolio is constructed is limited to highly creditworthy issues with a proven ability to repay their debt.

--------------------------------------------------------------------------------
   An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is possible that you could lose money by investing in the fund.

AARP HIGH QUALITY SHORT TERM BOND FUND
--------------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of current income while actively seeking to reduce downside risk as compared with other short-term bond mutual funds. The fund pursues its goal by investing principally in short-term debt securities and by maintaining a weighted average portfolio duration of less than three years. The fund modified its investment objective on February 1, 1998 and changed its name from the AARP High Quality Bond Fund. The previous objective was to invest in high quality securities regardless of maturity length.


PORTFOLIO
MANAGEMENT TEAM

Stephen A. Wohler
  Lead Portfolio Manager

Robert S. Cessine
  Portfolio Manager



        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX++
   ----------------------

    1 yr.  5.28%    6.18%

    5 yr. 36.36%   35.47%

    10 yr.113.85% 103.70%


        AVERAGE ANNUAL

           FUND    INDEX++
    ----------------------

    1 yr.  5.28%    6.18%

    5 yr.  6.40%    6.26%

    10 yr. 7.90%    7.37%

--------------------------------------------------------------------------------

         Foreign market turmoil gave way to stronger than expected growth and fears of inflation over the six-month period, causing yields on long-term Treasury bonds to inch up and prices to decline. Treasuries maturing in less than one year provided the best total returns, while longer-term bonds reported negative total returns for the period.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended March 31

CHART DATA:


              AARP HIGH QUALITY     LEHMAN BROTHERS    SALOMON BROTHERS INC.
               SHORT TERM BOND       AGGREGATE BOND     TREASURY/GOVERNMENT
                     FUND                INDEX+         SPONSORED CORPORATE
                                                        INDEX (1-3 YEARS)++
    ------------------------------------------------------------------------
    1989           $10000               $10000                $10000
    1990            10978                11232                 11056
    1991            12212                12679                 12287
    1992            13499                14127                 13466
    1993            15255                16005                 14623
    1994            15683                16382                 15036
    1995            16176                17201                 15702
    1996            17829                19054                 16927
    1997            18572                19990                 17846
    1998            20313                22386                 19184
    1999            21386                23836                 20370



FUND PERFORMANCE

     For the six-month period ended March 31, 1999, the fund returned 0.59%, which consisted of 2.72% in income distributions and -2.13% in capital change. The fund's 30-day SEC yield was 5.25% as of the end of the period. The fund's benchmark, the Salomon Brothers Government/Corporate 1-3 Year Bond Index, returned 1.57% for the same six-month period.

THE FUND'S INVESTMENT STRATEGY

     Over the six months, the fund's duration declined slightly from 2.4 to 2.3 years. In the portfolio, we increased our holdings in the corporate sector, an area we believe offers some of the greatest potential for income-oriented investors over the long term. Our relatively small position in mortgage-backed securities reflected concerns about the negative effects of high rates of refinancings. Overall, we maintained the portfolio's relatively high average credit quality rating of AA.

     In the corporate sector we have been emphasizing non-cyclical industries. While U.S. growth hit a record in the fourth quarter, which typically favors cyclical issues, our overall position in non-cyclicals performed well. We added corporates with 2-5 year maturities in the finance sector, such as Capital One Bank, AT&T Capital, and NBD Bank of Michigan, which are continuing to benefit from mergers and industry consolidations.


--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities.

++ Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. With this report, the fund has adopted the Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) for its primary securities market index over the Lehman Brothers Aggregate Bond Index, as the Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) better represents the securities and markets in which the fund typically invests. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

     All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

We also added to our holdings in the food industry, including Safeway, Racers-Kellogg, and Pepsi Bottling.

     Asset-backed securities continued to play an important role in the portfolio, providing good liquidity and better yields than comparable corporates without assuming additional risk. While asset-backed securities typically represent revolving credit and are more difficult to value, these securities are high quality and, unlike bonds, pay income monthly.

OUTLOOK

     We have a neutral outlook for the fixed income markets. However, as bond managers we remain concerned about the strong U.S. economy and tight labor markets -- factors that could result in a higher inflation rate. While inflation has remained nearly non-existent, it is important to remember that an acceleration of inflation might be more significant to the bond markets than its current low level because it could signal a change from the current environment.


                            Portfolio Diversification
                              As of March 31, 1999

                         Corporate Bonds           59%
                         Asset-Backed              21%
                         U.S. Government-Agency
                            Pass-Throughs          10%
                         U.S. Treasury Obligations  6%
                         Cash Equivalents           3%
                         Government National
                            Mortgage Association    1%
                                                  ----
                                                  100%
                                                  ====

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o    Want a source of regular monthly income

o    Desire an income component for diversification

o    Can invest for at least three years

o    Can handle some ups and downs in investment performance


      MATURITY STRUCTURE
     As of March 31, 1999

 Under 2 Years...........36.4%
 2 to 3 Years ...........21.4%
 3 to 4 Years ...........27.1%
 4 to 5 Years ........... 9.7%
 5 to 7 Years ........... 3.1%
 Over 7 Years ........... 2.3%
                         -----
                          100%
                         =====



      PORTFOLIO STATISTICS

 Number of Issues.......... 68
 30-Day SEC Yield....... 5.25%
 Average Coupon......... 6.59%
 Yield to Maturity...... 4.28%
 Average Maturity...2.95 Years
 Average Duration...2.34 Years
 Average Quality........... AA

AARP GNMA AND U.S. TREASURY FUND
--------------------------------


SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of income while actively seeking to reduce downside risk as compared with other GNMA mutual funds. The fund pursues its goal by investing primarily in high quality GNMA and U.S. Treasury securities. While GNMAs and Treasuries are guaranteed as to timely payment of principal and interest, the guarantee does not apply to the fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Richard L. Vandenberg
  Lead Portfolio Manager

Scott E. Dolan
  Portfolio Manager


        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

    1 yr.  5.70%    6.26%

    5 yr. 37.56%   47.47%


    10 yr.109.99% 141.73%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

    1 yr.  5.70%    6.26%


    5 yr.  6.59%    8.07%


    10 yr. 7.70%    9.22%


--------------------------------------------------------------------------------

         In October, foreign market turmoil and expectations of slowing growth prompted a "flight to quality" from higher- yielding securities into Treasuries. Although GNMAs are backed by the full faith and credit of the U.S. government, investors avoided these securities, which have been affected by accelerating mortgage refinancings. Market conditions improved significantly in the months following, as long-term Treasury yields crept up (and prices declined), causing mortgage rates to rise and refinancings to slow.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended March 31

CHART DATA:

                          AARP GNMA AND             LEHMAN BROTHERS
                       U.S. TREASURY FUND             GNMA INDEX+
                       ------------------             -----------
            1989             $10000                     $10000
            1990              11067                      11433
            1991              12425                      13026
            1992              13736                      14559
            1993              15209                      16210
            1994              15266                      16392
            1995              15926                      17418
            1996              17299                      19308
            1997              18156                      20466
            1998              19866                      22748
            1999              20999                      24173


FUND PERFORMANCE

     The environment improved significantly for GNMA and Treasury securities toward the end of the six-month period, which helped the fund rank in the top 50% of 56 GNMA funds for the six months according to Lipper Analytical Services, Inc., an independent analyst of investment performance. Longer term, the fund ranked in the top 33% of 51 funds for the one-year period, in the top 74% of 34 funds for the five-year period, and in the top 87% of 23 funds for the ten-year period. Due to a conservative strategy aimed at limiting losses when the market declines, the fund may lag behind other funds in its category and its benchmark.


THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:         AARP GNMA and U.S. Treasury Fund
               Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

               -----------------------------------          Over the three years, this
                          Lipper GNMA                       fund is among the best 25% of
                Return     Peer Group    Risk               similar funds for monthly
               -----------------------------------          downside risk and in the
       Highest                                    Lowest    fourth quartile of similar
        Return              Best 25%      XXXX    Risk      funds for total return.
               ------------            -----------

                            Next 25%                        The monthly averages for risk
               ------------            -----------          and return are for 28 similar
                                                            funds for the period April 1,
                            Next 25%                        1996 through March 31, 1999.
               ------------            -----------
        Lowest                                    Highest
        Return     XXXX     Worst 25%             Risk
               ------------            -----------

        Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.

--------------------------------------------------------------------------------

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

     For the six-month period ended March 31, 1999, the fund returned 0.96%. This return consisted of 3.10% in income distributions and -2.14% in capital change. Its 30-day SEC yield was 5.51% as of the end of the period. The fund's benchmark, the Lehman Brothers GNMA Index, returned 1.90% for the same six-month period.

THE FUND'S INVESTMENT STRATEGY

     As the yield spread for GNMAs over Treasuries improved over the six months, we increased the duration of our mortgage holdings and reduced duration in the Treasury sector. This approach helped to mitigate some of the fund's price volatility. The fund's duration rose to 3.4 years from 2.5 years six months ago due primarily to the fact that GNMA durations lengthen when rates rise.

     We have continued to reduce exposure to high-coupon mortgages, which are particularly susceptible to refinancing since homeowners are more likely to refinance when the interest rate they are paying exceeds the market rate by a wide margin. Over the six-month period, we trimmed the fund's weighting in GNMAs with coupons of 8% or higher (reduced from 25% to 16% of assets), and increased exposure to GNMAs with coupons of less than 7% (increased from 20% to 30% of assets). At the end of the period, our higher weight in lower coupon GNMAs reflected our view that these securities continue to offer an attractive potential return for the risk assumed. We have also maintained an emphasis on newly issued GNMAs, since these securities generally have slower prepayment risk than mortgages issued one to two years ago.

OUTLOOK

     Even though GNMAs have rebounded in recent months, we remain optimistic about the potential for further gains in this sector. In the aggregate, GNMAs and U.S. Treasuries are attractive on a global basis due to their relatively high yields in the low inflation environment. We believe GNMAs, in particular, stand to benefit from yields that remain close to historical highs in relation to Treasuries. Although seasonal factors are likely to cause a rise in prepayments as the summer approaches, we are encouraged by the fact that prepayment activity has begun to flatten recently.

--------------------------------------------------------------------------------
SIDEBAR TEXT:


FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o    Want a source of regular monthly income

o    Desire an income component for diversification

o    Can invest for at least three years

o    Can handle some ups and downs in investment performance



  PORTFOLIO DIVERSIFICATION
    As of March 31, 1999

 Government National
    Mortgage Association   89%
 Cash Equivalents           6%
 U.S. Treasury Obligations  5%
                          ----
                          100%
                          ====



      PORTFOLIO STATISTICS

 Number of Issues........2,388
 30-Day Yield............5.51%
 Average Coupon..........7.10%
 Yield to Maturity.......5.51%
 Average Maturity...6.92 Years
 Average Duration...3.43 Years
 Average Quality...........AAA

AARP INSURED TAX FREE GENERAL BOND FUND
---------------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of income that is free from federal income taxes1 while actively seeking to reduce downside risk as compared with other insured tax-free bond mutual funds. The fund pursues its goal by investing at least 80% of its assets in high quality, tax-exempt municipal securities, most of which carry insurance that would pay the principal and interest in the event of default. This insurance does not apply to the fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Philip G. Condon
  Co-Lead Portfolio Manager

Ashton P. Goodfield
  Co-Lead Portfolio Manager



        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

    1 yr.  5.14%    6.20%

    5 yr. 38.57%   44.40%

    10 yr.109.11% 120.83%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

    1 yr.  5.14%    6.20%

    5 yr.  6.74%    7.62%

    10 yr. 7.66%    8.24%



----------
^1 It is the policy of the fund not to invest in taxable issues. However, the fund's income may be subject to state and local taxes. Gains on sales of fund shares and distributions of capital gains generally will be subject to federal, state, and local taxes.

--------------------------------------------------------------------------------

         Over the six months, market sentiment turned from expectations of deflation to fears of a surging U.S. economy and the potential for interest rate hikes. In this environment, municipal bonds performed better than Treasuries due to a tendency for municipals to lag Treasuries and a 19% decrease in the supply of municipals in the first quarter of 1999 compared with the same period in 1998. While the yield ratio of 30-year municipals to Treasuries declined from 97% to 89% over the six months, it remained above its three-year average. At this level, we consider municipals attractive values relative to Treasuries.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended March 31

CHART DATA:

                           AARP INSURED          LEHMAN BROTHERS
                              TAX FREE              MUNICIPAL
                         GENERAL BOND FUND         BOND INDEX+
                         -----------------         -----------
         1989                 $10000                  $10000
         1990                  10931                   11056
         1991                  11898                   12075
         1992                  13004                   13283
         1993                  14823                   14947
         1994                  15090                   15293
         1995                  16104                   16430
         1996                  17268                   17807
         1997                  18091                   18779
         1998                  19888                   20793
         1999                  20911                   22083


FUND PERFORMANCE

     The fund performed well versus its peers, ranking in the top 21% of 48 insured municipal debt funds for the six-month period according to Lipper Analytical Services, Inc., an independent analyst of investment performance. Longer term, the fund ranked in the top 42% of 48 funds for the one-year period, in the top 42% of 31 funds for the five-year period, and in the top 35% of 17 funds for the ten-year period. Due to a conservative strategy aimed at limiting losses when the market declines, the fund may lag behind other funds in its category and its benchmark.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:         AARP Insured Tax Free General Bond Fund
                  Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

               -----------------------------------
                              Lipper                        Over the three years, this
                Return     Insured Muni   Risk              fund is among the best 50% of
                             Debt Peer                      similar funds for monthly
                              Group                         downside risk and in the third
               -----------------------------------          quartile ofsimilar funds for
       Highest                                    Lowest    total return.
        Return              Best 25%              Risk
               ------------            -----------          The monthly averages for risk
                                                            and return are for 19 similar
                            Next 25%      XXXX              funds for the period April 1,
               ------------            -----------          1996 through March 31, 1999.

                  XXXX      Next 25%
               ------------            -----------
        Lowest                                    Highest
        Return              Worst 25%             Risk
               ------------            -----------

        Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.


------------------------------
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

     For the six-month period ended March 31, 1999, the fund returned 1.00%. This return consisted of 2.27% in income distributions and -1.27% in capital change. The fund's 30-day SEC yield of 3.79% translated into taxable equivalent yields of 5.49%, 5.92%, and 6.27% for investors in the 31%, 36%, and 39.6% federal tax brackets, respectively. The fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 1.49% for the same period.

THE FUND'S INVESTMENT STRATEGY

     In the portfolio, we maintained exposure to a broad range of geographically diversified high quality insured municipal securities. We continued to pursue the fund's objective of producing a high level of tax-free income with less risk by maintaining shorter portfolio duration than other insured funds. Over the six months, duration rose from 6.6 to 6.8 years.

     Throughout the period, we continued to focus on AAA-rated municipal bonds with 5-15 year maturities. Our exposure to long-term bonds (20-30 year maturities), which were the weakest performers in this environment, was limited to less than 5% of assets.

     Historically, a major part of the portfolio has been invested in non-callable bonds (88%). However, we began to emphasize "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We added selected cushion bonds, believing that the extra yield adequately compensated us for the call feature in the current environment.

     While we were able to avoid some of the price declines of longer-term bonds, the fund's significant weighting in bonds with 10-year maturities held back performance somewhat. Since we take a long-term approach to managing the portfolio, we maintained these positions, which we believe should provide attractive tax-free income and total return over time.

OUTLOOK

     We believe municipalities are in good shape. Nearly all states have a budget surplus and a number are lowering tax rates due to healthy local economies. With little meaningful threat of inflation and rising credit quality, we have a favorable outlook for the municipal bond market overall.


--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o    Want a source of regular monthly income

o    Desire tax-free income1

o    Can invest for at least three years

o    Can handle some ups and downs in investment performance



         MUNICIPAL BOND
      EFFECTIVE MATURITIES
           ALLOCATION

      As of March 31, 1999

  Less than 1 year...........4%
  1 to less than 5 years....10%
  5 to less than 10 years...42%
  10 to less than 15 years..31%
  Greater than 15 years.....13%
                           ----
                           100%
                           ====



      PORTFOLIO STATISTICS

   Number of Issues..........373
   30-Day SEC Yield........3.79%
   Average Coupon..........4.55%
   Average Maturity...9.49 Years
   Effective Duration..6.8 Years
   Average Quality...........AAA

AARP BOND FUND FOR INCOME
-------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of current income while actively seeking to reduce downside risk as compared with other long-term bond mutual funds. The fund pursues its goal by investing at least 65% of its assets in high quality bonds of any maturity with credit ratings of investment grade. The fund may also invest up to 35% in high yield, low quality bonds.


PORTFOLIO
MANAGEMENT TEAM

Stephen A. Wohler
  Lead Portfolio Manager

Kelly D. Babson
Robert S. Cessine
  Portfolio Managers



        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

    1 yr.  4.97%   6.48%

    Life of
    Fund* 15.83%  18.21%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

    1 yr.  4.97%   6.48%

    Life of
    Fund*  7.04%   8.05%

--------------------------------------------------------------------------------

     Foreign market turmoil gave way to stronger than expected growth and fears of inflation over the six-month period, causing yields on long-term Treasury bonds to inch up and prices to decline. In this environment, mortgages and corporate -- especially higher- yielding, lower-rated -- bonds provided some of the best total returns. Meanwhile, Treasuries and bonds with longer maturities lagged the performance of the overall U.S. bond market.



THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:    Quarterly Periods from February 1, 1997*
                            to March 31, 1999

CHART DATA:

                            AARP BOND FUND         LEHMAN BROTHERS
                              FOR INCOME        AGGREGATE BOND INDEX+
                              ----------        ---------------------
        2/1/97*                $10000                  $10000
         3/97                    9882                    9914
         6/97                   10226                   10279
         9/97                   10565                   10621
         12/97                  10833                   10933
         3/98                   10992                   11102
         6/98                   11217                   11362
         9/98                   11460                   11842
         12/98                  11527                   11882
         3/99                   11538                   11821


FUND PERFORMANCE

     The AARP Bond Fund for Income performed well relative to its peers in the corporate BBB-rated bond category, ranking in the top 30% of 120 funds for the six months according to Lipper Analytical Services, Inc., an independent analyst of investment performance. Longer term, the fund ranked in the top 44% of 108 funds for the one-year period. Due to a conservative strategy aimed at limiting losses when the market declines, the fund may lag behind other funds in its category and its benchmark.

     For the six-month period ended March 31, 1999, the fund returned 0.68%. This return consisted of 3.32% in income distributions and -2.64% in capital change. Its 30-day SEC yield was 6.34% as of the end of the period. The fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned -0.17% for the same six-month period.

THE FUND'S INVESTMENT STRATEGY

     Over the period, the fund's duration remained relatively short at 5.4 years, essentially unchanged from six months ago. We increased our holdings in the corporate sector, an area we believe offers some of the greatest potential for income-oriented investors over the long term. Our relatively small position in mortgage-backed securities reflects our concern about the negative effects of high rates of refinancings.


--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

     All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*    The fund commenced operations on February 1, 1997.

     In the corporate sector, we have been emphasizing non-cyclical industries. While U.S. growth hit a record in the fourth quarter, which typically favors cyclical issues, our overall position in non-cyclicals performed well. We added a number of intermediate-term (3-10 year) corporate bonds in several sectors that are continuing to benefit from industry consolidations, including finance and telecommunications. In finance, we added Bank United and Morgan Stanley and in telecommunications, we added Qwest, Sprint, Charter Communications, and AT&T -- part of the largest new offering ever. AT&T's successful issuance was a signal to many of a healthy corporate bond market.

     Although some would consider the oil sector cyclical, we have continued to maintain a significant position in this area because of what we believe are compelling values, solid financials, and attractive yields. With the price of oil rebounding this year, our oil holdings performed relatively well.

OUTLOOK

     We have a neutral outlook for the fixed income markets. However, as bond managers we remain concerned about the strong U.S. economy and tight labor markets -- factors that could result in a higher inflation rate. While inflation has remained nearly non-existent, it is important to remember that an acceleration of inflation might be more significant to the bond markets than its current low level because it could signal a change from the current environment.


     Portfolio Allocation
     As of March 31, 1999

 Corporate Bonds              62%
 U.S. Treasury Obligations    20%
 U.S. Government-Backed
    Mortgages                  6%
 Asset-Backed Securities       5%
 Cash Equivalents              3%
 Government National
    Mortgage Association       2%
 Foreign Bonds -- U.S. $
    Denominated                2%
                             ----
                             100%
                             ====

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o    Want a source of regular monthly income

o    Desire an income component for diversification

o    Can invest for at least three years

o    Can handle some ups and downs in investment performance



      MATURITY STRUCTURE
     As of March 31, 1999

 Under One Year.............2%
 1 to 5 Years..............30%
 5 to 8 Years..............26%
 Over 8 Years..............42%
                          ----
                          100%
                          ====


     PORTFOLIO STATISTICS

 Number of Issues..........108
 30-Day SEC Yield........6.34%
 Average Coupon..........7.33%
 Yield to Maturity.......6.33%
 Average Maturity...9.15 Years
 Average Duration....5.4 Years
 Average Quality............AA

AARP BALANCED STOCK AND BOND FUND
---------------------------------


SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth and income while actively seeking to reduce downside risk as compared with other balanced mutual funds. The fund pursues its goal by investing primarily in a diversified mix of stocks with above-average dividend yields, high quality bonds, and cash reserves.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

Lori J. Ensinger
Stephen A. Wohler
  Portfolio Managers



        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

    1 yr. -1.72%  12.79%

    5 yr. 89.34% 115.94%

    Life of
    Fund* 80.24% 104.93%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

    1 yr. -1.72%  12.79%

    5 yr. 13.62%  16.64%

    Life of
    Fund* 12.09%  14.90%

--------------------------------------------------------------------------------

         The strong performance of a few high risk stocks provided a challenging environment for mutual funds that pursue a conservative strategy and invest in a broad range of securities, such as the AARP Balanced Stock and Bond Fund.



THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:         Annual Periods from February 1, 1994*
                                to March 31, 1999
CHART DATA:



                   AARP BALANCED STOCK      STANDARD & POOR'S       LEHMAN BROTHERS            BLENDED
                      AND BOND FUND             500 INDEX         AGGREGATE BOND INDEX         INDEX+
                      -------------             ---------         --------------------         ------
      2/94*              $10000                  $10000                 $10000                 $10000
      3/94                 9642                    9305                   9583                   9490
      3/95                10467                   10752                  10062                  10461
      3/96                12669                   14203                  11146                  12602
      3/97                14250                   17019                  11694                  14157
      3/98                18575                   25191                  13095                  18168
      3/99                18256                   29841                  13944                  20493


FUND PERFORMANCE

     For the six-month period ended March 31, 1999, the fund returned 6.66%.
The fund's blended index returned 13.23% for the same six-month period. Due to a conservative strategy aimed at limiting losses when the market declines, the fund may lag behind other funds in its category and its benchmark during periods of strong stock market performance.

THE FUND'S INVESTMENT STRATEGY

     The stock portion of the fund follows a similar investment strategy to the AARP Growth and Income Fund. In this part of the portfolio, we continued to invest in dividend-paying stocks, which have outperformed

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:         AARP Balanced Stock and Bond Fund
               Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

               -----------------------------------
                              Lipper
                Return       Balanced   Risk                Over the three years, this
                            Peer Group                      fund is among the best 25% of
               -----------------------------------          similar funds for monthly
       Highest                                    Lowest    downside risk and in the
        Return              Best 25%      XXXX    Risk      fourth quartile of similar
               ------------            -----------          funds for total return.

                            Next 25%
               ------------            -----------          The monthly averages for risk
                                                            and return are for 159 similar
                            Next 25%                        funds for the period April 1,
               ------------            -----------          1996 through March 31, 1999.
        Lowest                                    Highest
        Return    XXXX      Worst 25%             Risk
               ------------            -----------

        Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.


--------------------------------------------------------------------------------

+ The performance of the blended benchmark is a weighting comprised of 50% Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and 10% the 3-Month Treasury Bill Index. The 50/40/10 measure is meant to reflect the anticipated long-range asset mix of the fund, which may change over time. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The fund commenced operations on February 1, 1994.

stocks that pay little or no dividends over the long term. This approach, which tends to emphasize value stocks, was out of favor during the first four months of the period, as the large-cap growth stocks dominated stock market returns. The environment began to change in the last two months of the period, as investors showed renewed interest in value stocks, especially certain cyclical issues.

     Overall, many of our top equity holdings made important contributions to performance over the six months. Chase Manhattan Bank, Ford, Xerox, and American Home Products all played significant roles. On a sector basis, we emphasized telecommunications companies that are building infrastructure, including Alltel, Sprint, and Frontier. While our equity strategy tends to preclude us from heavy weightings in the technology sector, we participated indirectly through holdings such as Corning, which is the leading producer of fiber optic glass and photonics -- the electronics that light fiber optic networks. Our significant holdings in the energy area made the largest single contribution to performance due primarily to rising oil prices. Areas that detracted from performance included manufacturing and specialty chemicals, which suffered until the end of the period when many cyclical issues began to attract more interest from investors.

     For fixed income investors, foreign market turmoil at the beginning of the period gave way to stronger than expected growth and fears of inflation causing yields on long-term Treasury bonds to inch up and prices to decline. In this environment, mortgages and corporate bonds provided some of the best total returns. The fund's overweighting in corporates benefited the bond portion of the portfolio significantly. At the same time, Treasuries and bonds with longer maturities lagged the overall U.S. bond market. Over the period, we maintained a relatively short duration of 5.3 years.

OUTLOOK

     We are seeing increasing evidence that value stocks are beginning to return to favor. In addition, the large growth companies that had performed so well over the six months are now not nearly as attractive from a valuation standpoint as the value-oriented companies in the fund's investment universe. With growth expected to slow in the months ahead and volatility on the rise recently, we believe that the fund's broad diversification in dividend-paying stocks and quality bonds will provide a valuable buffer for shareholders.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want long-term growth with less risk than a purely growth-oriented investment

o    Can invest for at least three to five years

o    Can handle some ups and downs in investment performance

o    Are building a diversified portfolio with a few core investments



         ASSET ALLOCATION
        As of March 31, 1999

 Stock Holdings              63%
 Bond Holdings               36%
 Cash Equivalents             1%
                             ---
                            100%
                            ====



          STOCK ALLOCATION
        As of March 31, 1999

 Financial                   19%
 Manufacturing               17%
 Communications              15%
 Energy                      10%
 Durables                     8%
 Health                       8%
 Utilities                    5%
 Transportation               5%
 Consumer Staples             4%
 Other                        9%
                            ----
                            100%
                            ====

AARP GROWTH AND INCOME FUND
---------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth and income while actively seeking to reduce downside risk as compared with other growth and income mutual funds. The fund pursues its goal by investing primarily in common stocks and securities convertible into common stocks.


PORTFOLIO
MANAGEMENT TEAM

Robert T. Hoffman
  Lead Portfolio Manager

Lori J. Ensinger
Benjamin W. Thorndike
Kathleen T. Millard
  Portfolio Managers


        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

   1 yr. -6.03%   18.46%

   5 yr.138.61%  220.71%

   10 yr.325.43% 468.33%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

    1 yr. -6.03%  18.46%

    5 yr. 19.00%  26.23%

    10 yr.15.58%  18.96%

--------------------------------------------------------------------------------

     Many investors have theorized that the spectacular performance of growth and technology stocks is indicative of a new paradigm for investing. With technology becoming increasingly important in our global economy, they believe these stocks warrant a high price. However, we do not believe that the exceptional performance of growth stocks represents a permanent shift in the market. In fact, in February, we saw increasing evidence that value stocks and the fund's investment discipline are beginning to return to favor.



THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended March 31

CHART DATA:

                            AARP GROWTH AND       STANDARD & POOR'S
                              INCOME FUND             500 INDEX+
                              -----------             ----------
          1989                   $10000                 $10000
          1990                   11140                  11927
          1991                   12738                  13645
          1992                   14616                  15154
          1993                   16905                  17465
          1994                   17830                  17721
          1995                   20182                  20478
          1996                   26623                  27050
          1997                   31368                  32412
          1998                   45273                  47977
          1999                   42543                  56833



         A number of factors are contributing to this shift, including reduced uncertainty over Asia, marginally higher long-term interest rates, and brightening outlooks for many manufacturing and basic materials companies. In addition, sales and earnings for some technology companies are actually decelerating. While many growth companies reported strong results over the six months, we believe that the fundamental environment for these richly valued companies is not nearly as compelling as it is for value stocks.

FUND PERFORMANCE

     The fund maintained its long-term record of outperformance relative to its peers, ranking it in the top 41% of 150 growth and income funds for the


THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:            AARP Growth and Income Fund
               Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

               -----------------------------------
                           Morningstar
                Return        Large      Risk               Over the three years, this
                           Blend Peer                       fund is among the best 25% of
               -----------------------------------          similar funds for monthly
       Highest                                    Lowest    downside risk and in the
        Return              Best 25%      XXXX    Risk      fourth quartile Group of
               ------------            -----------          similar funds for total
                                                            return.
                            Next 25%
               ------------            -----------
                                                            The monthy averages for risk
                            Next 25%                        and return are for 290 similar
               ------------            -----------          funds for the period April 1,
        Lowest                                    Highest   1996 through March 31, 1999.
        Return    XXXX      Worst 25%             Risk
               ------------            -----------

        Morningstar is the source for the peer group information of similar funds.



--------------------------------------------------------------------------------

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

ten-year period ended March 31, 1999, according to Lipper Analytical
Services, Inc., an independent analyst of investment performance. Reflecting the recent strong performance of growth stocks compared to value stocks, the fund has underperformed over shorter periods. For the five-year period the fund ranked in the top 60% of 321 funds, for the one-year period the fund ranked in the top 85% of 808 funds, and for the six-month period the fund ranked in the top 83% of 872 funds.

     The fund's 11.81% six-month return, which had improved substantially in the final two months of the period ended March 31, 1999, trailed the 27.34% return of the S&P 500. This performance difference was primarily due to the dominance of a few very large-cap growth stocks in the index, which were among the best performers during the first four months of the period. These results are consistent with the weak performance of value (versus growth) stocks that persisted throughout 1998 and into January 1999.


THE FUND'S INVESTMENT STRATEGY

     Our investment strategy continued to focus on dividend-paying stocks and a careful analysis of individual company fundamentals. We seek out companies with attractive fundamentals and the potential for growth. Over the six months, the best performing stocks were those with essentially little or no yield, while stocks with above-average yields -- typically value stocks in which the fund invests -- were among the weakest performers.

     Overall, many of the fund's top ten holdings performed better than our investment universe of dividend-paying stocks for the six months. Chase Manhattan Bank, a top ten holding, was one of the best-performing stocks in our universe. Other top ten success stories include Ford, Xerox, and American Home Products.

     Our emphasis on dividend-paying stocks tends to preclude us from investing in many of the well-known technology names, but we believe it's not always the obvious ones that have the best long-term prospects. We have preferred to participate in the companies that "collect the tolls" and produce the "asphalt" for the information superhighway. Our decision to overweight the "toll taker" telecommunication companies is helping the portfolio significantly. Our holdings in this area included Alltel, Sprint, and Frontier, which announced its plan to be acquired by Global Crossing Ltd. at a 40% premium to its prior day closing price. We believe telecommunications stocks are still attractive, as demand for services ranging from caller I.D. to high-speed data continues to grow.

                                                       (Continued on next page)
--------------------------------------------------------------------------------
SIDEBAR TEXT:


FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want long-term growth with less risk than a purely growth-oriented investment

o    Can invest for at least five years

o    Can handle some ups and downs in investment performance

o    Are building a diversified portfolio with a few core investments

---------------------------------------

SIDEBAR TEXT:


   SECTOR DIVERSIFICATION --
   EXCLUDES CASH EQUIVALENTS

     As of March 31, 1999

 Financial                 20%
 Manufacturing             16%
 Communications            16%
 Energy                    12%
 Durables                   8%
 Health                     7%
 Consumer Staples           6%
 Construction               4%
 Utilities                  4%
 Other                      7%
                          ----
                          100%
                          ====


       ASSET ALLOCATION
     As of March 31, 1999

 Stock Holdings            99%
 Cash Equivalents           1%
                          ----
                          100%
                          ====

--------------------------------------------------------------------------------

     In the "asphalt" category, we are focusing on the increasing demand for bandwidth, or "the number of lanes on the highway" through which electronic information passes. As the Internet has grown, an increasing amount of information must travel over conventional copper phone lines. These lines were not designed to carry the large volumes of data coming from the Internet and do not offer enough speed to keep up with faster computers. The wider bandwidth of fiber optic cable provides a solution. We think this will benefit Corning, which has traditionally been identified with glass cookware. Today the company is the major producer of fiber optics and a leader in photonics components -- the electronics that light fiber optic networks. We built our position in Corning over the course of 1998 at prices below its current price, and now the stock is the fund's number one holding. We believe Corning's recent strong performance is just the beginning of a period of dramatic outperformance for the stock.

     The fund benefited most significantly from its exposure to the energy sector over the six months. Rising crude oil prices and excellent stock selection among U.S.-based and international oil companies resulted in performance that was more than double the return of the S&P energy sector. In aggregate, our energy holdings returned 15% in the final three months of the period. In the paper industry, our holdings -- such as Georgia Pacific, Boise Cascade, Temple Inland, and Weyerhaeuser -- continued to contribute to fund performance, as reductions in industry capacity helped to return supply and demand to equilibrium.

     Two areas detracted from the fund's return, with our overweight position in the manufacturing sector the most significant. In particular, our specialty chemical holdings, including Olin, Witco, Lyondell, and Akzo Nobel, dramatically underperformed during the six months because of weak demand and pricing caused by the slowing global economy and unrealized benefits from existing restructuring programs. Our second material source of weak performance was stock selection within the finance sector. Our overweight position in this area is comprised of money center and regional banks, insurance companies, and real estate investment trusts (REITs). While our finance holdings overall performed in line with the market, the sub-industries performed very differently. In general, our money center banks performed well, our regional banks and insurance companies did not, and our REITs matched the finance sector's performance.

     Among our REIT holdings, Equity Office Properties and Boston Properties have been solid performers so far this year. Especially in the office sector, we continue to see very positive growth from increasing rents rolling over from the early 1990s. Health care REITs such as Health Care Properties and Nationwide Health Properties, however, have no such internal boosts in place, and the nursing home operators who "pay the rent" continue to come under pressure from federal reimbursement programs. While we believe that health care REITs have attractive valuations, the catalyst for share price appreciation is not there, and we have eliminated these two holdings.

OUTLOOK

     While the strong performance of growth stocks provided a substantial head wind for the fund over the six months, we believe this is the wrong time to abandon our investment discipline, which focuses on dividend-paying stocks. In fact, in the 15 years we have been using this investment approach, many value stocks have reached some of the most attractive levels ever. As the stock markets continue to experience sharp turns in the months ahead, we believe this fund, in particular, will live up to its long-term record of competitive returns with less risk than comparable funds.


-------------------------------------------------------------------
 10 Largest Equity Holdings
 (27% of Portfolio as of 3/31/99)

 1.  Corning Inc.                       6.  BankAmerica Corp.
 2.  Xerox Corp.                        7.  Ford Motor Co.
 3.  American Home Products Corp.       8.  Avon Products, Inc.
 4.  Bell Atlantic Corp.                9.  Frontier Corp.
 5.  Sprint Corp.                       10. Chase Manhattan Corp.
-------------------------------------------------------------------

AARP U.S. STOCK INDEX FUND
--------------------------


SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other S&P 500 Index mutual funds. The fund pursues its goal by investing at least 95% of its assets in stocks of companies in the S&P 500 Index, as well as futures contracts and options based on the index.



PORTFOLIO MANAGEMENT TEAM

Frank Salerno
  Lead Portfolio Manager

James M. Eysenbach
Robert Tymoczko
  Portfolio Managers


        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

    1 yr. 18.05%  18.46%

    Life of
    Fund* 67.90%  69.45%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

    1 yr. 18.05%  18.46%

    Life of
    Fund* 27.13%  27.63%


--------------------------------------------------------------------------------

         The U.S. stock market continued into record territory over the six months, as a handful of large-cap growth stocks, especially technology shares, drove large-cap indices -- including the S&P 500 Index -- to new record highs.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:       Quarterly Periods from February 1, 1997*
                               to March 31, 1999
CHART DATA:

                       AARP U.S. STOCK           STANDARD & POOR'S
                         INDEX FUND            500 STOCK PRICE INDEX+
                         ----------            ----------------------

    2/1/97*               $10000                     $10000
      3/97                  9658                       9664
      6/97                 11293                      11352
      9/97                 12122                      12202
     12/97                 12464                      12553
      3/98                 14223                      14304
      6/98                 14654                      14777
      9/98                 13260                      13306
     12/98                 15997                      16141
      3/99                 16789                      16945


FUND PERFORMANCE

     The fund's concentration in the largest-cap stocks caused it to surpass the returns of its peers for the six-month period with a ranking in the top 20% of 872 growth and income funds according to Lipper Analytical Services, Inc., an independent analyst of investment performance. Longer term, the fund ranked in the top 10% of 808 funds for the one-year period.

     For the six-month period ended March 31, 1999, the fund returned 26.62%, which compares to the 27.34% return of the S&P 500 Index. The fund's conservative strategy, which emphasizes dividend-paying stocks in the index, may cause the fund to lag behind other funds in its category and its benchmark during periods of strong market performance.

     Similar to the index, the fund's strong performance was led by a few of the biggest stocks in terms of market capitalization, including Microsoft, General Electric, and Wal-Mart. In fact, the largest 100 stocks in the S&P 500 make up over 70% of the weight of the index and accounted for 93% of the index's return. In the first quarter alone, five stocks accounted for half of the index's performance. Illustrative of the significant disparity of returns in the index, 55% of the stocks in the S&P 500 produced negative returns for the quarter.

THE FUND'S INVESTMENT STRATEGY

     Bankers Trust Company has been retained as subadviser to the fund. The subadviser handles the day-to-day investment and trading functions. The portfolio managers are in regular contact with the subadviser, receive records of daily transactions, monitor returns and relative risk, and scrutinize portfolio activity.

--------------------------------------------------------------------------------

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The fund commenced operations on February 1, 1997.

     The fund is designed to track the performance of the unmanaged S&P 500 Index (typically within 1% per year before expenses), while offering slightly less downside risk. The fund's investment characteristics, such as sector weightings and average market capitalization, are kept roughly in line with the index. Similar to the S&P 500 Index, the fund gives more weight to the largest companies. This strategy was very beneficial for the fund over the six-month period, as the largest stocks have performed substantially better than other stocks. In periods when the largest capitalization stocks are not dominating performance, however, the fund is likely to perform less well relative to funds that do not follow an index-based strategy.

     The fund also seeks to reduce downside risk by adhering to a "yield tilt strategy." This strategy entails investing in a large majority of the S&P 500 companies, but gives slightly more weight to stocks paying relatively high dividends. Dividend-paying stocks historically tend to provide improved stability, especially in periods of market decline.

OUTLOOK

     The S&P 500 has now achieved an impressive 20%+ return in each of the last four years. While the fund has been a direct beneficiary of the exceptional return of the S&P 500 Index over the two-plus years since inception, investors should remember that these gains are attributable to a limited number of stocks in the index. Diversifying your portfolio into several different asset classes, such as bonds, small-cap stocks, and international stocks, can help mitigate some of the recent increased volatility of this sector and can provide the potential for gains in other areas when market conditions change.

----------------------------------------------------------------------------
10 Largest Equity Holdings
(22% of Portfolio as of 3/31/99)

 1.  Microsoft Corp.               6.  AT&T Corp.
 2.  General Electric Co.          7.  Cisco Systems, Inc.
 3.  Wal-Mart Stores Inc.          8.  Pfizer Inc.
 4.  Intel Corp.                   9.  America Online, Inc.
 5.  Merck & Co., Inc.             10. International Business Machines Corp.
 ---------------------------------------------------------------------------


--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want long-term growth with less risk than a purely growth-oriented investment

o    Can invest for at least five years

o    Can handle some ups and downs in investment performance

o    Are building a diversified portfolio with a few core investments



     SECTOR DIVERSIFICATION
      As of March 31, 1999

  Technology             16%
  Financial              15%
  Health                 13%
  Manufacturing           9%
  Consumer Staples        8%
  Communications          7%
  Consumer Discretionary  7%
  Durables                7%
  Energy                  7%
  Other                  11%
                        ----
                        100%
                        ====



       ASSET ALLOCATION
     As of March 31, 1999

  Stock Holdings         97%
  Cash Equivalents        3%
                        ----
                        100%
                        ====

AARP CAPITAL GROWTH FUND
------------------------


SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds. The fund pursues its goal by utilizing individual stock selection to invest primarily in the common stocks and securities convertible into common stocks of established medium- to large-sized companies.


PORTFOLIO
MANAGEMENT TEAM

Bruce F. Beaty
William F. Gadsden
  Co-Lead Portfolio Managers


        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

   1 yr.  3.73%  28.11%

   5 yr. 168.61% 249.14%

   10 yr.308.11% 545.28%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

   1 yr.  13.73%  28.11%

   5 yr.  21.85%  28.39%

   10 yr. 15.10%  20.48%


----------
++ The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1,000 largest U.S. growth companies traded on the NYSE, AMEX, and NASDAQ. With this report, the fund has adopted the Russell 1000 Growth Index for its primary securities market index over the S&P 500 Index, as the Russell 1000 Growth Index better represents the securities and markets in which the fund typically invests.

--------------------------------------------------------------------------------

         As corporate pricing power has been constrained by an environment of declining prices and increased global competition, profit growth for domestic companies has slowed significantly. However, a few companies have emerged as the winners in this challenging environment by building market share and continuing to grow earnings. Those that have done so have been rewarded with a sharply higher stock price, while those that have not have been punished.



THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended March 31

CHART DATA:

                 AARP CAPITAL        STANDARD & POOR'S           RUSSELL 1000
                  GROWTH FUND      500 STOCK PRICE INDEX+       GROWTH INDEX++
                  -----------      ----------------------       --------------

      1989          $10000                $10000                   $10000
      1990           10605                 11927                    12239
      1991           11547                 13645                    14950
      1992           13304                 15154                    17009
      1993           14928                 17465                    18632
      1994           15193                 17721                    18482
      1995           15813                 20478                    21738
      1996           20675                 27050                    28693
      1997           24012                 32412                    33703
      1998           35884                 47977                    50371
      1999           40811                 56833                    64528




FUND PERFORMANCE

         The fund performed well for the six months relative to its peers in the growth fund category, ranking it in the top 38% of 1,105 growth funds according to Lipper Analytical Services, Inc., an independent analyst of investment performance. Longer term, the fund ranked in the top 53% of 1,022 funds for the one-year period, in the top 42% of 384 funds for the five-year period, and in the top 68% of 171 funds for the ten-year period.

         For the six-month period ended March 31, 1999, the fund returned 31.22%, which exceeded the 27.34% return of the S&P 500 Index, and is comparable to the 34.79% return of the Russell 1000 Growth Index. Due to a conservative strategy aimed at limiting losses when the market declines, the fund may lag behind other funds in its category and its benchmark at times.


THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND


TITLE:              AARP Capital Growth Fund
               Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

               -----------------------------------
                           Morningstar
                Return    Large Growth     Risk             Over the three years, this
                           Peer Group                       fund is among the best 50% of
               -----------------------------------          similar funds for monthly
       Highest                                    Lowest    downside risk and in the third
        Return              Best 25%              Risk      quartile of Peer Group similar
               ------------            -----------          funds for total return.

                            Next 25%      XXXX
               ------------            -----------          The monthly averages for risk
                                                            and return are for 167 similar
                  XXXX      Next 25%                        funds for the period April 1,
               ------------            -----------          1996 through March 31, 1999.
        Lowest                                    Highest
        Return              Worst 25%             Risk
               ------------            -----------

        Morningstar is the source for the peer group information of similar funds.



------------------------------
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

   Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

     The fund's strategy focuses on investing in "growth at a reasonable price." Essentially, we are using a valuation-sensitive approach to select the strongest candidates from a growth universe. This approach led us to emphasize Home Depot, Wal-Mart, and Dayton Hudson in the retail sector. These growing companies have dominant market positions that are difficult to compete against, and are directly benefiting from rising real incomes, low unemployment, and booming consumer spending.

     The phenomenal performance of technology -- especially Internet -- stocks fixated investors throughout the six months. However, our investment discipline precluded us from investing in high-flying stocks such as Yahoo! and Amazon.com. Instead, we participated through companies that are "building the roads" and "laying the asphalt" for the explosion of technology, such as MCI WorldCom. With its entrepreneurial management team, this company is building state-of-the-art infrastructure that we expect will capitalize on the rapid growth of Internet data traffic. Other holdings in this area, EMC and Sun Microsystems, also made important contributions to performance.

     We had a few holdings that disappointed us, due essentially to a lack of execution by company management. Most of our weak performers had problems specific to the individual companies, such as Service Corporation International, HealthSouth, Suiza Foods, and Lockheed Martin. Although we closely monitor fund holdings for signs of fundamental deterioration, such surprises typically occur among growth stocks.

OUTLOOK

     The markets now have delivered four straight years of returns in excess of 20%, and while the economy remained strong and inflation low, only a select group of stocks have been going up. Given this scenario, we believe that the dominant, growing companies in the portfolio are among the best positioned to benefit from the current environment.

 10 Largest Equity Holdings
 (29% of Portfolio as of 3/31/99)

 1. MCI WorldCom, Inc.                 6. Intel Corp.
 2. Home Depot, Inc.                   7. Pfizer, Inc.
 3. American International Group, Inc. 8. AT&T Corp. - Liberty Media Group
 4. Dayton Hudson Corp.                9. Federal National Mortgage Association
 5. Microsoft Corp.                   10. United Technologies Corp.



--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o    Want long-term growth of principal

o    Are not looking for a source of regular income

o    Can invest for at least five years

o    Can handle potentially large ups and downs in investment performance

o    Are looking for a fund to invest for the growth portion of their portfolio



  SECTOR DIVERSIFICATION --
  EXCLUDES CASH EQUIVALENTS
     As of March 31, 1999

  Technology             17%
  Health                 15%
  Consumer Discretionary 14%
  Financial              14%
  Media                   8%
  Manufacturing           6%
  Consumer Staples        6%
  Durables                6%
  Energy                  6%
  Other                   8%
                        ----
                        100%
                        ====


       ASSET ALLOCATION
     As of March 31, 1999

  Stock Holdings         96%
  Cash Equivalents        4%
                        ----
                        100%
                        ====

AARP SMALL COMPANY STOCK FUND
-----------------------------


SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. The fund pursues its goal by investing primarily in stocks of small U.S. companies with potential for above-average long-term capital growth.


PORTFOLIO
MANAGEMENT TEAM

James M. Eysenbach
  Lead Portfolio Manager

Calvin S. Young
  Portfolio Manager


        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

    1 yr.-23.62% -16.26%

    Life of
    Fund*  9.89%  10.55%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

    1 yr.-23.62% -16.26%

    Life of
    Fund*  4.47%   4.75%


--------------------------------------------------------------------------------

     The difference between large- and small-cap stock returns over the past year is one of the widest in the 20th century. This environment proved challenging for small-cap stock investors and especially for small-cap funds with a value-orientation, such as this fund. Nevertheless, the current historically low valuation level of small-cap stocks relative to large-cap stocks is compelling.



THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:       Quarterly Periods from February 1, 1997*
                                to March 31, 1999

CHART DATA:

                     AARP SMALL COMPANY              RUSSELL
                         STOCK FUND                2000 INDEX+
                         ----------                -----------
     2/1/97*               $10000                    $10000
      3/97                   9940                      9297
      6/97                  11660                     10805
      9/97                  13353                     12413
      12/97                 13368                     11997
      3/98                  14387                     13202
      6/98                  13723                     12586
      9/98                  11362                     10050
      12/98                 12533                     11690
      3/99                  10989                     11055


FUND PERFORMANCE

     For the six-month period ended March 31, 1999, the fund returned -3.28% versus the 10.00% return of the Russell 2000 Index. The fund trailed the performance of its benchmark and other small-cap funds due to an emphasis on stocks with stronger value characteristics, e.g., lower price/earnings (P/E) or price/book (P/B) ratios. For example, the fund's typical holding has a P/E of 12x compared to 19x for the index. These small-cap value stocks had lower returns than the average small-cap stock in this environment. While the fund had strong returns in health care and transportation -- with fund holdings in these sectors up more than 20% -- our valuation discipline limited our participation in the media, communications, and technology sectors. These sectors surged 30% to 50%, driven largely by spectacular returns among some Internet companies.

     The fund is managed using a set of investment disciplines designed to add value over the long term. We recognize that this approach will at times be out of favor with current market trends. However, we resist the temptation to adjust the fund's approach by adding more technology stocks to the portfolio or by increasing the fund's market capitalization during periods of weak performance because we believe that a consistent and disciplined approach will result in better returns over the long term.

THE FUND'S INVESTMENT STRATEGY

     Within the small-cap stock universe, we seek to add value through comprehensive stock research, disciplined portfolio construction, and efficient trading. Our intent is to leverage the inherent long-term advantages


--------------------------------------------------------------------------------

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

     All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*    The fund commenced operations on February 1, 1997.

of this asset class through a systematic evaluation of risk and return. Ultimately we expect this will result in competitive returns with less risk.

     This approach leads to a more informed decision-making process: Before we buy or sell any stock we assess its effect on the whole portfolio in terms of risk and expected return. Furthermore, our strategy does not focus on picking a few big winners or sectors, but on building a portfolio with attractive overall characteristics, including diversification among more than 150 stocks and no position representing more than 2% of assets.

     Our sector weights are a by-product of our stock selection process. Our search for compelling values often turns up more stocks within sectors that are currently out of favor. As a result, the fund has recently emphasized stocks in the manufacturing and consumer discretionary sectors. While the consumer discretionary sector has been a positive, manufacturing -- hurt by the anticipation of weaker demand -- has held back performance over the six months. We have maintained significant weighting in the manufacturing sector, as we believe this area has been unduly impacted by fears of an economic slowdown.

OUTLOOK

     At some point, the dominance of large-cap stocks will likely come to an end. While it is difficult to predict the timing of such changes, we believe small-cap stocks remain an important component of a properly diversified investment portfolio, offering higher return potential over the long term than domestic large-cap stocks.

Largest Equity Holdings by Sector
(25% of Portfolio as of 3/31/99)

 1.  Manufacturing (19%)                 6.  Service Industries (8%)
       Lawson Products, Inc.                   ABM Industries, Inc.
 2.  Consumer Discretionary (16%)        7.  Technology (7%)
       Ames Department Stores, Inc.            CTS Corp.
 3.  Utilities (13%)                     8.  Construction (7%)
       Northwestern Corp.                      Skyline Corp.
 4.  Financial (9%)                      9.  Consumer Staples (4%)
       American Heritage Life                  Riviana Foods, Inc.
       Investment Corp.                  10. Other (8%)
 5.  Durables (9%)                             Bindley Western Industries, Inc.
       Simpson Industries, Inc.



----------
*  Source:  Morningstar

--------------------------------------------------------------------------------
SIDEBAR TEXT:


FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o    Want long-term growth of principal

o    Are not looking for a source of regular income

o    Can invest for at least five years

o    Can handle potentially large ups and downs in investment performance

o Are looking for a fund to invest in for the growth portion of one's portfolio



       ASSET ALLOCATION
     As of March 31, 1999

  Stock Holdings           98%
  Cash Equivalents          2%
                          ----
                          100%
                          ====

AARP GLOBAL GROWTH FUND
-----------------------


SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other global growth funds. The fund pursues its goal by investing primarily in stocks issued by established companies in countries around the world including the United States.


PORTFOLIO
MANAGEMENT TEAM

William E. Holzer
  Lead Portfolio Manager

Diego Espinosa
Nicholas Bratt
  Portfolio Managers


        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

    1 yr. -0.71%  12.64%

    Life of
    Fund* 39.10%  66.19%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

    1 yr. -0.71%  12.64%

    Life of
    Fund* 11.00%  17.41%

     Rebounding from the sharp downturn in the third quarter of 1998, world markets recovered strongly by year-end. In Europe, growth continued to slow and unemployment remained high. In the Far East, Japan remained mired in a deep recession. Back home, stronger than expected U.S. growth and a few big stocks propelled the markets to new highs.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:   GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:       Semiannual Periods from February 1, 1996*
                                to March 31, 1999

CHART DATA:

                   AARP GLOBAL GROWTH FUND    MSCI WORLD INDEX+
                   -----------------------    -----------------
     2/1/96*               $10000                  $10000
      3/96                  10180                   10224
      9/96                  10327                   10661
      3/97                  11141                   11181
      9/97                  12874                   13231
      3/98                  14010                   14754
      9/98                  12592                   13248
      3/99                  13910                   16619


FUND PERFORMANCE

     We are pleased to report that Morningstar rated your fund for the first time in February 1999. For that month, and as of March 31, 1999, the fund was assigned an overall four-star Morningstar Ratingt for its risk-adjusted performance among 918 international funds.^1

     For the six-month period ended March 31, 1999, the fund returned 10.47%, versus the 25.44% return of the MSCI World Index for the same period. In an environment where returns were narrowly concentrated in high-risk stocks, the fund would have had to invest an extraordinarily large proportion of assets in a very limited number of highly valued stocks to surpass its benchmark.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:              AARP Global Growth Fund
               Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

               -----------------------------------
                           Morningstar
                Return    World Stock     Risk              Over the three years, this
                           Peer Group                       fund is among the best 25% of
               -----------------------------------          similar funds for monthly
       Highest                                    Lowest    downside risk and in the
        Return              Best 25%     XXXX     Risk      fourth quartile of similar
               ------------            -----------          funds for total return.

                            Next 25%                        The monthly averages for risk
               ------------            -----------          and return are for 69 similar
                                                            funds for the period April 1,
                            Next 25%                        1996 through March 31, 1999.
               ------------            -----------
        Lowest                                    Highest
        Return    XXXX      Worst 25%             Risk
               ------------            -----------

        Morningstar is the source for the peer group information of similar funds.


--------------------------------------------------------------------------------
+ The MSCI (Morgan Stanley Capital International) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The fund commenced operations on February 1, 1996.

1 Morningstar proprietary ratings reflect historical risk-adjusted performance through 3/31/99. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received four stars for the three-year period among 918 international funds. The top 10% of funds in its broad asset class receive five stars and the next 22.5% receive four stars. Past performance is no guarantee of future results.

THE FUND'S INVESTMENT STRATEGY

     Our top-down strategy uses a theme-based approach to locate those companies which will benefit from long-term social, economic, and demographic trends. Four themes were important contributors to fund performance: "Secure Streams of Income," "Darkside Restructurings," "Empowerment of the Consumer," and "Inevitability Arrives." "Secure Streams of Income" focuses on baby boomers' demand for stable, income-producing securities in an environment of shrinking supply. One example is Peco Energy, which pursued an aggressive stock buyback plan and lowered its debt costs.

     Many opportunities still exist for "Darkside Restructurings," especially in Europe. In our opinion, the region has further to go before the process is completed and valuations there are generally more reasonable than those in the United States.

     New technologies that create more efficient ordering and delivery systems have "Empowered Consumers" to obtain lower prices and better service. Two prime examples are Sun Microsystems, which manufactures the products that make Internet access possible, and America Online, the dominant Internet service provider.

     In Japan, we began to increase our exposure under a theme called "Inevitability Arrives." This theme is based on the consequences of loose monetary policy in Japan. Fund holdings in this theme include Mitsubishi Estate, Bank of Tokyo-Mitsubishi, Mitsui Fudosan, and Sanwa Bank.

OUTLOOK

     The U.S. market's performance over the six months has been impressive, but we remain cautious since market volatility and concentration suggest that the risks have not abated. At the same time, we are seeking additions to our themes that will allow the fund to benefit not only from technology itself, but also from changes in the traditional economy.

10 Largest Equity Holdings
(17% of Portfolio as of 3/31/99)

 1.  International Business Machines Corp. (U.S.) 6.  AT&T Corp. (U.S.)
 2.  Reuters Group PLC (U.K.)                     7.  UNUM Corp. (U.S.)
 3.  Peco Energy Co. (U.S.)                       8.  General Electric Co., PLC (U.K.)
 4.  USEC Inc. (U.S.)                             9.  Nestle SA (Switzerland)
 5.  XL Capital Ltd. (U.S.)                       10. Sun Microsystems, Inc. (U.S.)


--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Have a well-balanced portfolio of domestic investments and would like to gain some exposure to foreign markets

o    Are not looking for a source of regular income

o    Can invest for at least five years

o    Can handle potentially large ups and downs in investment performance


   SECTOR DIVERSIFICATION --
   EXCLUDES CASH EQUIVALENTS

      As of March 31, 1999

 Financial                 20%
 Manufacturing             14%
 Energy                    12%
 Technology                 9%
 Health                     7%
 Metals and Minerals        7%
 Utilities                  6%
 Communications             6%
 Service Industries         4%
 Other                     15%
                          ----
                          100%
                          ====


       GEOGRAPHICAL
    DIVERSIFICATION --
        EXCLUDES 6%
     CASH EQUIVALENTS
   As of March 31, 1999

 U.S. & Canada             41%
 Europe                    40%
 Japan                     11%
 Pacific Basin              5%
 Latin America              2%
 Africa                     1%
                          ----
                          100%
                          ====

AARP INTERNATIONAL GROWTH AND INCOME FUND
-----------------------------------------


SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth and income while actively seeking to reduce downside risk as compared with other international mutual funds. The fund pursues its goal by investing primarily in common stocks and bonds of companies from developed countries outside the United States. The fund changed its name from the AARP International Stock Fund on February 1, 1998.


PORTFOLIO
MANAGEMENT TEAM

Sheridan Reilly
  Lead Portfolio Manager

Lauren Lambert
  Portfolio Manager


        TOTAL RETURN
    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

    1 yr. -7.93%   6.03%

    Life of
    Fund* 19.15%  28.27%


        AVERAGE ANNUAL

        FUND    INDEX+
    ----------------------

    1 yr. -7.93%   6.03%

    Life of
    Fund*  8.45%  12.21%

--------------------------------------------------------------------------------

     Rebounding from the sharp downturn in the third calendar quarter of 1998, the world markets recovered strongly over the six-month period. In Europe, growth continued to slow and unemployment remained high. In the Far East, Japan remained mired in a deep recession, but sentiment improved, as many believed the downward spiral of the economy had slowed. The devaluation of Brazil's currency at the beginning of the year unleashed a rally in Latin American stocks. Overall, higher risk investments, such as large-cap growth stocks, reported the best gains for the period.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:      Quarterly Periods from February 1, 1997*
                                to March 31, 1999
CHART DATA:

                   AARP INTERNATIONAL
                        GROWTH AND
                        INCOME FUND                    MSCI EAFE INDEX+
                        -----------                    ----------------
  2/1/97*                 $10000                            $10000
   3/97                    10140                             10201
   6/97                    10960                             11524
   9/97                    11573                             11443
   12/97                   11147                             10546
   3/98                     1294                             12097
   6/98                    13524                             12225
   9/98                    11208                             10487
   12/98                   12415                             12652
   3/99                    11915                             12827

FUND PERFORMANCE

     While the fund generated positive returns for the six months, its investment discipline that is intended to limit risk and reduce price volatility caused it to trail the world markets. The fund's approach, which tends to emphasize value stocks, generated modest returns compared to the substantial gains of the very largest growth stocks. For the six-month period ended March 31, 1999, the Fund returned 6.31%, versus the 22.34% return of the MSCI EAFE Index for the same period.

THE FUND'S INVESTMENT STRATEGY

     Throughout the six months, we maintained a major emphasis in Europe, which returned 16.22%, while remaining underweight in Japan, up 42.28%. From a sector standpoint, telecommunications stocks have been significant contributors to performance. With valuations in this sector weighed down by fears that deregulation would have a negative effect on earnings, we emphasized selected telecommunications stocks based on our fundamental research that revealed a number of companies with attractive growth characteristics.


--------------------------------------------------------------------------------
+ All indices are unmanaged, capitalization-weighted, and in U.S. dollar terms. The MSCI (Morgan Stanley Capital International) EAFE Index is a measure of global stock markets, including Europe, Australia, and the Far East. The MSCI Europe Index represents the European market return; the MSCI Japan Index represents the Japanese market return. Index returns assume dividends are reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The fund commenced operations on February 1, 1997.

     In an attempt to broaden the portfolio's diversification, we reduced our significant exposure to commodity-oriented cyclicals such as oils, chemicals, and basic materials and increased the weighting in consumer goods and capital equipment sectors. We found a number of stocks selling at attractive valuations, including Adidas, which we believe is well positioned for a recovery, and Michelin, whose restructuring initiatives should have a positive impact on the company's bottom line.

     Since the fund's inception, we have maintained an underweight position in Japan. Believing that the country's recession is nearing a bottom, we have begun to add Japanese companies that we think will benefit from at least one of three trends: monetary stimulus, restructuring, and the possibility of a weaker yen. This focus has led us to invest in homebuilders that stand to benefit from an increase in the money supply, such as Sekisui House, as well as highly competitive exporters, such as Sony. We intend to maintain a weighting in Japan that is similar to that of our index, as we believe that there are encouraging signs of restructuring and returning confidence.

OUTLOOK

     While we are not satisfied with the fund's total return performance to date, we continue to believe in the fund's investment discipline of investing in stocks with a dividend yield 25% higher than the median yield of the local market (or 25% higher than the stock's three-year average yield). Over longer periods, this relative yield approach has uncovered a number of attractive values in many markets around the globe. We believe the current emphasis on large-cap growth stocks is a short-term phenomenon in a longer-term global cycle. As such, we expect this cycle to turn, benefiting the fund's value-oriented approach. Already we have begun to see indications of renewed interest in lower-risk stocks that are selling at attractive valuation levels. While it is always difficult to predict the exact timing of market sentiment changes (and still harder to remain patient as investors), we continue to believe that the fund will add value for investors seeking diversification from an actively managed international fund.

10 Largest Equity Holdings
(32% of Portfolio as of 3/31/99)

 1.  HSBC Holdings PLC (Hong Kong)      6.  UBS A.G. (Switzerland)
 2.  Sakura Bank, Ltd. (Japan)          7.  Bayer A.G. (Germany)
 3.  BCE, Inc. (Canada)                 8.  Nintendo Co., Ltd. (Japan)
 4.  Sony Corp. (Japan)                 9.  Dexia France (France)
 5.  Accor S.A. (France)                10. Scor S.A. (France)

--------------------------------------------------------------------------------
SIDEBAR TEXT:


FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Have a well-balanced portfolio of domestic investments and would like to gain some exposure to foreign markets

o    Are not looking for a source of regular income

o    Can invest for at least five years

o    Can handle potentially large ups and downs in investment performance


    SECTOR DIVERSIFICATION --
    EXCLUDES CASH EQUIVALENTS
      As of March 31, 1999

  Financial                31%
  Consumer Discretionary   16%
  Manufacturing            12%
  Communications           10%
  Service Industries        7%
  Energy                    7%
  Consumer Staples          4%
  Durables                  4%
  Utilities                 3%
  Other                     6%
                          ----
                          100%
                          ====


        ASSET ALLOCATION
      As of March 31, 1999

  Stock Holdings          100%
                          ----
                          100%
                          ====

AARP MANAGED INVESTMENT PORTFOLIOS:
-----------------------------------

          AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
          AARP DIVERSIFIED GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SIDEBAR TEXT:

GOAL

The AARP Diversified Income with Growth Portfolio seeks current income with modest long-term appreciation. The portfolio pursues its goal by investing in at least five underlying AARP mutual funds, with an emphasis on income funds.

The AARP Diversified Growth Portfolio seeks to provide long-term growth of capital. The portfolio pursues its goal by investing in at least five underlying AARP mutual funds, with an emphasis on the growth funds.

In managing allocations among the underlying funds, each portfolio will generally make incremental adjustments.


PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

Salvatore J. Bruno
Shahram Tajbakhsh
  Portfolio Managers


         TOTAL RETURN

   DIVERSIFIED INCOME WITH
      GROWTH PORTFOLIO

    As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------

    1 yr.  3.71%  10.49%

    Life of
    Fund* 20.03%  32.69%

          TOTAL RETURN

       DIVERSIFIED GROWTH
            PORTFOLIO

      As of March 31, 1999


         CUMULATIVE

          FUND    INDEX+
   ----------------------
    1 yr.  0.63%  15.32%

    Life of
    Fund* 27.72%  53.26%


--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE

     For the six-month period ended March 31, 1999, the Diversified Income with Growth Portfolio returned 4.17%, representing 2.46% in distributions of income and 1.71% in capital change. The portfolio's benchmark is a blended index comprised of the S&P 500 Index (30%) and the Lehman Brothers Aggregate Bond Index (70%), which returned 7.56% for the same period.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:         GROWTH OF A $10,000 INVESTMENT
                   AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO

CHART PERIOD:        Quarterly Periods from February 1, 1997*
                                to March 31, 1999
CHART DATA:


               AARP DIVERSIFIED     STANDARD & POOR'S 500     LEHMAN BROTHERS
               GROWTH PORTFOLIO       STOCK PRICE INDEX     AGGREGATE BOND INDEX      BLENDED INDEX+
               ----------------       -----------------     --------------------      --------------
   2/97*           $10000                  $10000                 $10000                 $10000
   3/97              9973                    9664                   9914                   9739
   6/97             10927                   11352                  10279                  11026
   9/97             11600                   12202                  10621                  11720
   12/97            11673                   12553                  10933                  12065
   3/98             12691                   14304                  11102                  13290
   6/98             12766                   14777                  11362                  13693
   9/98             11742                   13306                  11842                  12926
   12/98            12807                   16141                  11882                  14833
   3/99             12772                   16945                  11821                  15326

     For the six-month period ended March 31, 1999, the Diversified Growth Portfolio returned 8.77%, representing 2.90% in distributions of income and 5.87% in capital change. The portfolio's benchmark is a blended index comprised of the S&P 500 Index (70%) and the Lehman Brothers Aggregate Bond Index (30%), which returned 18.56% for the same period.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:         GROWTH OF A $10,000 INVESTMENT
                        AARP DIVERSIFIED GROWTH PORTFOLIO

CHART PERIOD:       Quarterly Periods from February 1, 1997*
                                to March 31, 1999
CHART DATA:


               AARP DIVERSIFIED
              INCOME WITH GROWTH    STANDARD & POOR'S 500     LEHMAN BROTHERS
                   PORTFOLIO          STOCK PRICE INDEX     AGGREGATE BOND INDEX      BLENDED INDEX+
                   ---------          -----------------     --------------------      --------------
   2/97*             10000                  10000                  10000                  10000
   3/97              9897                    9664                  9914                    9839
   6/97              10548                  11352                  10279                  10597
   9/97              10935                  12202                  10621                  11087
   12/97             11100                  12553                  10933                  11416
   3/98              11574                  14304                  11102                  12009
   6/98              11722                  14777                  11362                  12327
   9/98              11522                  13306                  11842                  12336
   12/98             11951                  16141                  11882                  13120
   3/99              12003                  16945                  11821                  13269


THE PORTFOLIOS' INVESTMENT STRATEGIES

     The six-month period was challenging for managed asset allocation funds, as a limited number of large-cap U.S. growth stocks led the

--------------------------------------------------------------------------------

+ The performance of the blended benchmark is a weighting comprised of the Standard & Poor's 500 Stock Price Index (S&P), and the Lehman Brothers Aggregate Bond Index. The 30/70 measure of the Diversified Income with Growth Portfolio and 70/30 measure of the Diversified Growth Portfolio is meant to reflect the anticipated long-range asset mix of each portfolio, which may change over time. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  These portfolios commenced operations on February 1, 1997.

domestic stock market averages to record levels. This narrow market leadership meant that many investors pursuing conservative strategies or holding broadly diversified portfolios experienced comparatively modest returns.

     The Diversified Income with Growth Portfolio essentially maintained its weightings in fixed income funds over the period, but decreased holdings in High Quality Money Market Fund in favor of U.S. Stock Index Fund. This move helped the portfolio exceed the performance of the Lehman Brothers Aggregate Index, which declined 0.16% for the six months.

     The Diversified Growth Portfolio increased its weighting in funds investing in large-cap growth stocks -- one of the best performing areas of the stock market for the six months. While the portfolio's holdings of U.S. Stock Index Fund and Capital Growth Fund essentially matched or exceeded the 27.34% return of the S&P 500, a limited exposure to these funds and a significant weight in Growth and Income Fund, which underperformed, held back performance. In addition, the portfolio's holding of International Growth and Income Fund also held back performance, as international stocks trailed the S&P 500 and the portfolio underperformed for the six months.

        DIVERSIFIED INCOME WITH GROWTH
             PORTFOLIO ALLOCATION
             As of March 31, 1999

 AARP GNMA and U.S. Treasury Fund        31%
 AARP Bond Fund for Income               30%
 AARP U.S. Stock Index Fund              11%
 AARP High Quality Money Fund            10%
 AARP Growth and Income Fund              7%
 AARP High Quality Short Term
     Bond Fund                            5%
 AARP Global Growth Fund                  4%
 AARP Small Company Stock Fund            2%
                                        ----
                                        100%
                                        ====

              DIVERSIFIED GROWTH
             PORTFOLIO ALLOCATION
             As of March 31, 1999

 AARP U.S. Stock Index Fund              22%
 AARP Bond Fund for Income               18%
 AARP Growth and Income Fund             18%
 AARP GNMA and U.S. Treasury Fund        16%
 AARP Small Company Stock Fund            8%
 AARP International Growth and
     Income Fund                          6%
 AARP Global Growth Fund                  6%
 AARP Capital Growth Fund                 5%
 AARP High Quality Money Fund             1%
                                        ----
                                        100%
                                        ====

OUTLOOK

         While the unusually strong performance of a few large-cap growth stocks has persisted, price volatility has also been on the rise, prompting renewed interest in asset allocation strategies, such as those employed by these portfolios. Over the long term, we believe these portfolios will provide attractive returns with less volatility.

--------------------------------------------------------------------------------
SIDEBAR TEXT:


FOR WHOM THE
PORTFOLIOS ARE DESIGNED

The Managed Investment Portfolios are designed for investors who:

o  Would like to build an overall portfolio with only one or a few investments

o Can invest for at least three years in the AARP Diversified Income with Growth Portfolio, or for at least five years in the AARP Diversified Growth Portfolio

o  Can handle some ups and downs in investment performance


       ASSET ALLOCATION
       AARP DIVERSIFIED
      INCOME WITH GROWTH
           PORTFOLIO

     As of March 31, 1999

  Stock Fund Holdings    24%
  Bond Fund Holdings     66%
  Money Fund             10%
                        ----
                        100%
                        ====


       ASSET ALLOCATION
       AARP DIVERSIFIED
       GROWTH PORTFOLIO

     As of March 31, 1999

  Stock Fund Holdings    65%
  Bond Fund Holdings     34%
  Money Fund              1%
                        ----
                        100%
                        ====

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                                  intentionally
                                   left blank.

                                                                            /3/
--------------------------------------------------------------------------------











                                                                     AARP FUNDS'
                                                           INVESTMENT PORTFOLIOS


                              List of  investments  as of March  31: A  detailed
                              breakdown   of  the   investments   in  each  fund
                              portfolio at the close of the reporting period.

                              Principal amount/shares: The face value of a bond or the shares held by the fund.

                              Cost: The amount the fund actually paid for the listed securities.

                              In addition, the tax-free funds include the credit ratings (unaudited) for each bond holding. Moody's Investors Service, Inc., Fitch Investors Service, Inc., and Standard & Poor's Corporation -- three independent rating services -- have developed credit rating systems that are designed to indicate a bond issuer's ability to meet its obligations. For example, bonds with the lowest risk of default receive a rating of "AAA," while bonds involving greater risk receive progressively lower ratings. Bonds rated "BBB" or better are considered investment grade ("AAA" ratings are assigned only to bonds with the highest credit quality).

                              The Portfolios also show the coupon rates and maturity dates of the funds' bond holdings. The coupon rate is the interest rate on a debt security the bond issuer promises to pay to the bond holder until maturity. The maturity date is the date on which a bond issuer is scheduled to repay the principal to the bond holder.

                              Market value:  The current value of the securities
                              held   in   a   fund's   portfolio.

                                   This page
                                  intentionally
                                  left blank.

AARP High Quality Money Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 0.6%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/1999 at
   4.88% to be repurchased at $3,390,460 on 4/1/1999, collateralized by a
   $3,385,000 U.S. Treasury Note, 5.5%, 12/31/2000 (Cost $3,390,000) ........................    3,390,000          3,390,000
                                                                                                              ---------------

COMMERCIAL PAPER 48.4%
-----------------------------------------------------------------------------------------------------------------------------

Barton Capital Corp., 5.12%, 4/1/1999 .......................................................   22,354,000         22,354,000
Coca-Cola Enterprises, Inc., 4.85%, 5/14/1999 ...............................................   16,057,000         15,963,981
CXC Inc., 4.83%, 4/6/1999 ...................................................................   22,000,000         21,985,242
Falcon Asset Securitization Corp., 4.87%, 4/27/1999 .........................................   25,000,000         24,912,069
Frontier Corp., 4.85%, 4/19/1999 ............................................................   15,000,000         14,963,625
Goldman Sachs & Co., 5.0%, 4/20/1999 ........................................................    9,000,000          8,976,250
GTE Corp., 4.87%, 4/6/1999 ..................................................................   25,000,000         24,983,090
International Securitization Corp., 4.9%, 5/27/1999 .........................................   20,000,000         19,847,556
Lexington Parker Capital Corp., 4.84%, 4/8/1999 .............................................   20,000,000         19,981,178
Merita North America, 4.87%, 5/3/1999 .......................................................   15,000,000         14,935,000
Mont Blanc Capital Corp., 4.87%, 4/7/1999 ...................................................   20,000,000         19,983,767
Monte Rosa Capital Corp., 4.84%, 4/15/1999 ..................................................   22,716,000         22,673,243
Twin Towers, Inc., 4.88%, 4/21/1999 .........................................................   12,185,000         12,151,965
WCP Funding Inc., 4.9%, 5/4/1999 ............................................................   12,000,000         11,946,100
WCP Funding Inc., 4.9%, 5/19/1999 ...........................................................   15,000,000         14,902,000
                                                                                                              ---------------
Total Commercial Paper (Cost $270,559,066) ..................................................                     270,559,066
                                                                                                              ---------------

CERTIFICATES OF DEPOSIT 11.6%
-----------------------------------------------------------------------------------------------------------------------------

Bankers Trust Co., 4.85%, 4/30/1999* ........................................................   20,000,000         19,999,355
Royal Bank of Canada, 4.78%, 7/6/1999* ......................................................   20,000,000         19,996,423
Toronto-Dominion Bank, 4.809%, 8/13/1999* ...................................................   25,000,000         24,992,740
                                                                                                              ---------------
Total Certificates of Deposit (Cost $64,988,518) ............................................                      64,988,518
                                                                                                              ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS 9.4%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 4.511%, 7/14/1999* ...................................   17,000,000         17,000,000
Federal National Mortgage Association, 4.511%, 7/26/1999* ...................................   20,000,000         19,978,808
Student Loan Marketing Association, 4.511%, 7/12/1999* ......................................   15,500,000         15,500,000
                                                                                                              ---------------
Total U.S. Government Agency Obligations (Cost $52,478,808) .................................                      52,478,808
                                                                                                              ---------------

SHORT-TERM AND MEDIUM-TERM NOTES 30.0%
-----------------------------------------------------------------------------------------------------------------------------

Abbey National North America, 4.822%, 7/20/1999* ............................................   10,000,000          9,996,895
Bank of America, 4.823%, 6/1/1999* ..........................................................   20,000,000         19,997,079
Countrywide Home Loan, 5.185%, 10/14/1999* ..................................................   28,000,000         28,000,000
Export Development Corp., 8.125%, 8/10/1999 .................................................    9,260,000          9,361,995
General Electric Capital Corp., 4.98%, 9/9/1999* ............................................   10,000,000         10,000,000
IBM Corp., 5.07%, 3/22/2000 .................................................................   10,000,000          9,995,096

     The accompanying notes are an integral part of the financial statements

AARP High Quality Money Fund

                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., 4.915%, 10/21/1999* ....................................................   20,500,000         20,500,000
Northern Trust Corp., 4.855%, 9/8/1999* .....................................................   25,000,000         24,993,425
Sigma Finance Corp., 4.88%, 4/26/1999* ......................................................   20,000,000         20,000,000
Transamerica Finance Corp., 5.221%, 10/22/1999* .............................................   15,000,000         15,000,000
                                                                                                              ---------------
Total Short-Term and Medium-Term Notes (Cost $167,844,490) ..................................                     167,844,490
                                                                                                              ---------------
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $559,260,882) (a) ..................................                     559,260,882
                                                                                                              ===============
-----------------------------------------------------------------------------------------------------------------------------

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of March 31, 1999.

(a)   At March 31, 1999, the cost for federal income tax purposes was
      $559,260,882.
--------------------------------------------------------------------------------
      At September 30, 1998, and to the extent provided in regulations, the fund had capital loss carryforwards of approximately $129,347, of which $71,958 expires September 30, 2004, and $57,389 expires September 30, 2005.

     The accompanying notes are an integral part of the financial statements

AARP High Quality Tax Free Money Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

MUNICIPAL INVESTMENTS 100.0%
-----------------------------------------------------------------------------------------------------------------------------

Alaska
Alaska Housing Finance Corp., General Mortgage Revenue, Series
   1991-A, Weekly Demand Note, 2.95%, 6/1/2026* ................................    3,000,000        A1+            3,000,000

Arizona
Apache County, AZ, Industrial Development Authority, Tucson
   Electric Power Co., 1983 Series C, Weekly Demand Note, 3.05%,
   12/15/2018* .................................................................    1,000,000        A1+            1,000,000
Pima County, AZ, Industrial Development Authority, Tucson Electric
   Power Co., Series 1982A, Weekly Demand Note, 3.05%, 10/1/2022* ..............    3,900,000        A1+            3,900,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Weekly
   Demand Note, 3.0%, 12/1/2011* ...............................................    1,900,000        A1             1,900,000
Salt River, AZ, Agricultural Improvement & Power District, Tax Exempt
   Commercial Paper, 2.9%, 5/14/1999 ...........................................    2,000,000        A1+            2,000,000

Colorado
Platte River, CO, Power Authority, Tax Exempt Commercial Paper,
   3.25%, 5/7/1999 .............................................................    1,500,000        MIG1           1,500,000
Smith Creek, CO, Metropolitan District, Weekly Demand Note,
   3.15%, 10/1/2035* ...........................................................    1,500,000        A1+            1,500,000

District of Columbia
District of Columbia, General Obligation, Refunding Bonds:
   Series A1, Daily Demand Note, 3.30%, 10/1/2007* .............................    1,500,000        A1+            1,500,000
   Series A2, Daily Demand Note, 3.30%, 10/1/2007* .............................    2,200,000        A1+            2,200,000
   Series A6, Daily Demand Note, 3.30%, 10/1/2007* .............................    1,000,000        A1+            1,000,000

Florida
Dade County, FL, Industrial Development Authority Revenue, Dolphins
   Stadium Project:
      Series C, Weekly Demand Note, 3.05%, 1/1/2016* ...........................    1,000,000        A1+            1,000,000
      Series D, Weekly Demand Note, 3.05%, 1/1/2016* ...........................    1,300,000        A1+            1,300,000
Dade County, FL, Water and Sewer System Revenue, Series 1994,
   Weekly Demand Note, 2.90%, 10/5/2022* (c) ...................................    1,500,000        A1+            1,500,000
Florida Municipal Power Agency, Tax Exempt Commercial Paper,
   3.15%, 8/12/1999 ............................................................    1,100,000        P1             1,100,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian
   Retirement Communities, Weekly Demand Note, 3.05%, 11/1/2028* ...............    1,000,000        A1+            1,000,000
Orlando, FL, Capital Improvement, Tax Exempt Commercial Paper, 3%,
   5/13/1999 ...................................................................    1,000,000        P1             1,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric
   Cooperative Finance Corp., 1984 Series H-1, Weekly Demand Note,
   3.05%, 3/15/2014* ...........................................................    3,950,000        A1+            3,950,000
Sunshine State Governmental Financing Commission, FL, Tax Exempt
   Commercial Paper, 3.1%, 7/13/1999 (c) .......................................    1,500,000        MIG1           1,500,000

Georgia
DeKalb County, GA, Development Authority, Pollution Control
   Revenue, General Motors Corp. Project, Weekly Demand Note,
   2.95%, 11/1/2003* ...........................................................    1,000,000        VMIG1          1,000,000

     The accompanying notes are an integral part of the financial statements

AARP High Quality Tax Free Money Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Gainsville Redevelopment Authority, Riverside Military Academy Project,
   Weekly Demand Note, 3.15%, 1/1/2023* ........................................    1,000,000        A1+            1,000,000
Municipal Electric Authority of Georgia, Tax Exempt Commercial Paper,
   Series 1985A, 2.90%, 5/14/1999 ..............................................    2,200,000        VMIG1          2,200,000

Illinois
Illinois Development Finance Authority, Pollution Control Revenue,
   Illinois Power Co. Project, Series A, Weekly Demand Note, 3%,
   11/1/2028* ..................................................................    1,500,000        A1+            1,500,000
Illinois Educational Facilities Authority, Tax Exempt Commercial Paper,
   3.15%,  5/11/1999 ...........................................................    2,400,000        A1+            2,400,000
Illinois Health Facilities Authority, Tax Exempt Commercial Paper,
   Series 97B, 3.05%, 5/13/1999 ................................................    1,000,000        MIG1           1,000,000

Iowa
West Des Moines, IA, Commercial Development Revenue, Greyhound
   Lines, Weekly Demand Note, 2.95%, 12/1/2014* ................................    3,400,000        A1+            3,400,000

Kentucky
Danville County, KY, Tax Exempt Commercial Paper, Series 89, 2.75%,
   5/12/1999 ...................................................................    1,060,000        MIG1           1,060,000
Kentucky Economic Development Finance Authority, Hospital Facilities
   Revenue, Health Alliance, Series C, Weekly Demand Note, 3.075%,
   1/1/2022* (c) ...............................................................    2,000,000        MIG1           2,000,000
Pendleton County, KY, Multi-County Lease Revenue:
   Seires 1989, Tax Exempt Commercial Paper, 3.1%, 7/19/1999 ...................    2,000,000        A1+            2,000,000
   Series 1989, Tax Exempt Commercial Paper, 3.1%, 7/21/1999 ...................    1,000,000        A1+            1,000,000

Maryland
Anne Arundel County, MD, Baltimore Gas & Electric, Tax Exempt
   Commercial Paper, 2.85%, 5/7/1999 ...........................................    1,300,000        MIG1           1,300,000
Maryland Health & Educational Facilities Authority, Weekly Demand
   Note, Series 1985A, 3.05%, 4/1/2035* ........................................    3,000,000        MIG1           3,000,000

Minnesota
Cottage Grove, MN, Environmental Control Revenue, Minnesota Mining
   and Manufacturing, Series 1982, Weekly Demand Note, 3.315%,
   8/1/2012* ...................................................................      300,000        A1+              300,000
Minnesota Hospital Facilities Revenue, New Ulm Hospital Center, Weekly
   Demand Note, 3.05%, 8/14/2014* ..............................................    1,000,000        A1+            1,000,000

Nevada
Clark County, NV, Airport System, McCarran International Airport,
   Series A, Weekly Demand Note, 2.90%, 7/1/2012* (c) ..........................    3,000,000        A1+            3,000,000
Las Vegas, NV, Water Authority District, Tax Exempt Commercial Paper,
   3.15%, 7/20/1999 ............................................................    1,200,000        P1             1,200,000

New Mexico
Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991, Weekly
   Demand Note, 3.05%, 7/1/2022* ...............................................    2,000,000        A1+            2,000,000

New York
Nassau County, NY, Tax Anticipation Note:
   Series 1998 B, 3.5%, 8/18/1999 ..............................................      900,000        SP1              901,513
   Series 1998 C, 3.5%, 12/22/1999 .............................................      400,000        SP1              401,124

     The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
North Carolina
North Carolina Municipal Power Agency, Tax Exempt Commercial Paper,
   3.25%, 5/11/1999 ............................................................    1,190,000        NR             1,190,000
Wake County, NC, Pollution Control Revenue, Tax Exempt Commercial
   Paper, Series 1990A, 3.15%, 4/7/1999 ........................................    1,500,000        P1             1,500,000

Ohio
Ohio Water Development Authority, Tax Exempt Commercial Paper,
   Series 88A, 2.85%, 5/10/1999 (c) ............................................    1,000,000        MIG1           1,000,000

Pennsylvania
Allegheny County, PA, Health Care Department, Tax Exempt
   Commercial Paper, 3.2%, 7/22/1999 (c) .......................................    1,000,000        NR             1,000,000
Pennsylvania Higher Educational Facilities Authority, University of
   Pennsylvania Health Services, Series B, Weekly Demand Note, 3.20%,
   1/1/2026* ...................................................................    2,000,000        A1+            2,000,000
Schuylkill County, PA, Industrial Development Authority, Gilberton
   Power Project, Weekly Demand Note, 2.95%, 12/1/2002* ........................    1,800,000        A1+            1,800,000

Tennessee
Clarksville, TN, Public Building Authority, Pooled Financing, Weekly
   Demand Note, 3.00%, 6/1/2024* ...............................................    2,000,000        A1+            2,000,000

Texas
Harris County, TX, Health Facilities Authority, Saint Lukes Episcopal
   Hospital, Daily Demand Note, 3.10%, 2/15/2007* ..............................      300,000        A1+              300,000
Harris County, TX, School District 97A, Tax Exempt Commercial Paper,
   3.15%, 7/20/1999, 11/1/2018 .................................................    2,000,000        VMIG1          2,000,000
Harris County, TX, Toll Road, Series 1994G, Weekly Demand Note,
   3.00%, 8/1/2020* ............................................................    1,000,000        A1+            1,000,000
State of Texas, General Obligation, Veterans Housing Assistance
   Refunding Bonds, Series 1995, Weekly Demand Note, 2.90%,
   12/1/2016* ..................................................................    1,465,000        A1+            1,465,000
Texas A&M University, Higher Education, Series B, Tax Exempt
   Commercial Paper, 3%, 5/11/1999 .............................................    2,000,000        A1+            2,000,000
Texas Municipal Power Authority, Tax Exempt Commercial Paper:
   3.2%, 7/20/1999 .............................................................    1,100,000        P1             1,100,000
   3.15%, 7/21/1999 ............................................................    2,100,000        P1             2,100,000
Texas Public Finance Authority, Series 1993A, Tax Exempt Commercial
   Paper, 3.1%, 7/20/1999 ......................................................    2,000,000        P1             2,000,000

Vermont
Vermont Educational & Health Buildings Financing Agency, Capital Asset
   Financing, Series 2005-A, Weekly Demand Note, 3.0%, 8/1/2005* ...............    2,044,000        MIG1           2,044,000

Virginia
Louisa, VA, Virginia Energy and Power Company, Tax Exempt
   Commercial Paper, 3.25%, 5/12/1999 ..........................................    1,000,000        VMIG1          1,000,000

Washington
Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand Note,
   3.05%, 11/1/2018* ...........................................................    1,900,000        A1+            1,900,000

     The accompanying notes are an integral part of the financial statements

AARP High Quality Tax Free Money Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Wisconsin
Wisconsin State Health Care Facilities Authority, Francisan Memorial
   Hospital, Series 1985 A-1, Weekly Demand Note, 3.05%, 1/1/2016* .............    2,000,000        A1+            2,000,000

Wyoming
Sweetwater County, WY, Pollution Control Revenue Refunding,
   Pacificorp Project, 1990 Series A, Weekly Demand Note, 2.90%,
   7/1/2015* ...................................................................    2,000,000        MIG1           2,000,000
Total Municipal Investments (Cost $94,911,637) .................................                                   94,911,637
                                                                                                              ---------------
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $94,911,637) (a) ......................                                   94,911,637
                                                                                                              ===============
-----------------------------------------------------------------------------------------------------------------------------

* Floating rate and monthly, weekly, or daily demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of March 31, 1999.

(a) At March 31, 1999, the cost for federal income tax purposes was $94,911,637.

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, FSA, BIG, or MBIA.

--------------------------------------------------------------------------------
      At September 30, 1998, and to the extent provided in regulations, the fund had capital loss carryforwards of approximately $758,220, of which $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003, $5,140 expires September 30, 2004, $217,594 expires September 30, 2005, and $102,679 expires September 30, 2006. In addition, from November 1, 1997 through September 30, 1998, the fund incurred approximately $222 of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 1999.

     The accompanying notes are an integral part of the financial statements

AARP Premium Money Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.1%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/1999 at
   4.88% to be repurchased at $382,052 on 4/1/1999, collateralized by a
   $390,000 U.S. Treasury Note, 4.0%, 10/31/2000 (Cost $382,000) ............................      382,000            382,000
                                                                                                              ---------------

COMMERCIAL PAPER 97.9%
-----------------------------------------------------------------------------------------------------------------------------

Ace Overseas Corp., 4.95%, 4/1/1999 .........................................................      600,000            600,000
Alpine Securitization Corp., 5.0%, 4/13/1999 ................................................      750,000            748,750
American General Finance Corp., 4.82%, 4/6/1999 .............................................      100,000             99,933
American Honda Finance Corp., 4.88%, 4/9/1999 ...............................................      340,000            339,631
Amsterdam Funding Corp., 4.88%, 4/12/1999 ...................................................      430,000            429,359
Associates First Capital Corp., 4.84%, 4/16/1999 ............................................      120,000            119,758
Banque National de Paris, 4.95%, 4/8/1999 ...................................................      700,000            699,326
Barton Capital Corp., 4.88%, 6/3/1999 .......................................................      500,000            495,730
Baxter International Inc., 4.95%, 5/7/1999 ..................................................      400,000            398,020
Centric Capital Corp., 4.87%, 4/22/1999 .....................................................      700,000            698,011
Ciesco L.P., 4.9%, 4/23/1999 ................................................................      250,000            249,251
Clipper Receivables Corp., 4.9%, 4/16/1999 ..................................................      484,000            483,012
Coca-Cola Enterprises, Inc., 4.86%, 6/10/1999 ...............................................      450,000            445,747
Countrywide Home Loans, 4.89%, 4/16/1999 ....................................................      385,000            384,738
Dresdner U.S. Finance Corp., 4.86%, 4/5/1999 ................................................      450,000            449,757
Enterprise Funding Corp., 4.92%, 4/1/1999 ...................................................      458,000            458,000
Eureka Securitization, Inc., 4.87%, 4/23/1999 ...............................................      444,000            442,679
FINOVA Capital Corp., 4.89%, 4/20/1999 ......................................................      100,000             99,742
Ford Motor Credit Co., 4.82%, 4/7/1999 ......................................................      100,000             99,920
Ford Motor Credit Co., 4.84%, 4/9/1999 ......................................................      350,000            349,624
Fountain Square Commercial Funding, 4.95%, 5/14/1999 ........................................      477,000            474,180
General Electric Capital Corp., 4.85%, 5/20/1999 ............................................      500,000            496,699
General Mills, Inc., 4.84%, 4/5/1999 ........................................................      285,000            284,847
General Motors Acceptance Corp., 4.87%, 4/6/1999 ............................................      450,000            449,696
General Motors Acceptance Corp., 4.87%, 4/15/1999 ...........................................      255,000            254,517
GTE Corp., 4.91%, 4/5/1999 ..................................................................      340,000            339,814
GTE Corp., 4.93%, 5/7/1999 ..................................................................      500,000            497,535
Household International, 4.86%, 4/13/1999 ...................................................      200,000            199,676
Lehman Brothers Holding Corp., 4.95%, 4/26/1999 .............................................      700,000            697,590
Lexington Parker Capital Corp., 5.0%, 4/20/1999 .............................................      250,000            249,340
Merrill Lynch & Co., 4.85%, 4/7/1999 ........................................................      150,000            149,879
Merrill Lynch & Co., 4.85%, 4/9/1999 ........................................................      195,000            194,790
Moat Funding LLC, 4.88%, 4/12/1999 ..........................................................      212,000            211,684
Moat Funding LLC, 4.91%, 4/23/1999 ..........................................................      450,000            448,650
Monte Rosa Capital Corp., 4.95%, 4/15/1999 ..................................................      425,000            424,182
PACCAR Financial Corp., 4.82%, 4/20/1999 ....................................................      750,000            748,092
Prudential Funding Corp., 4.82%, 4/5/1999 ...................................................      100,000             99,946
Quincy Capital Corp., 4.90%, 4/21/1999 ......................................................      561,000            559,473
Receivables Capital Corp., 4.90%, 4/23/1999 .................................................      432,000            430,706
Sheffield Receivables Corp., 4.90%, 4/15/1999 ...............................................      500,000            499,047
Sigma Finance, 4.95%, 4/30/1999 .............................................................      300,000            298,804

     The accompanying notes are an integral part of the financial statements

AARP Premium Money Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Special Purpose Accounts Receivable Cooperative Corp., 4.88%, 4/5/1999 ......................      300,000            299,837
Thunder Bay Funding Inc., 4.88%, 4/12/1999 ..................................................      385,000            384,426
UBS Finance Corp., 4.90%, 4/9/1999 ..........................................................      350,000            349,619
WCP Funding Inc., 4.90%, 5/4/1999 ...........................................................      800,000            796,407
                                                                                                              ---------------
Total Commercial Paper (Cost $17,930,424) ...................................................                      17,930,424
                                                                                                              ---------------
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $18,312,424) .......................................                      18,312,424
                                                                                                              ===============
-----------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

AARP High Quality Short Term Bond Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 3.3%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/1999 at
   4.88% to be repurchased at $14,100,911 on 4/1/1999, collateralized by a
   $13,815,000 U.S. Treasury Note, 8.5%, 2/15/2000
   (Cost $14,099,000) .......................................................................   14,099,000         14,099,000
                                                                                                              ---------------

U.S. TREASURY OBLIGATIONS 5.9%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 6.375%, 5/15/2000 .......................................................   20,000,000         20,306,200
U.S. Treasury Note, 5.875%, 11/30/2001 ......................................................    5,000,000          5,096,100
                                                                                                              ---------------
Total U.S. Government & Agencies (Cost $25,828,906) .........................................                      25,402,300
                                                                                                              ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 1.0%
-----------------------------------------------------------------------------------------------------------------------------

8.0% with various maturities to 8/15/2012 (Cost $4,347,572) .................................    4,190,431          4,331,858
                                                                                                              ---------------

U.S. GOVERNMENT AGENCY PASS-THRUS* 5.7%
-----------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Bank, 5.53%, 2/3/2000 .....................................................   20,000,000         20,075,000
Federal Home Loan Mortgage Corp., 8.0% with various maturities to 4/1/2008 ..................    4,423,709          4,527,313
                                                                                                              ---------------
Total U.S. Government Agency Pass-thrus (Cost $24,550,358) ..................................                      24,602,313
                                                                                                              ---------------

U.S. GOVERNMENT BACKED MORTGAGES* 4.2%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 6.0%, REMIC, 11/25/2008 ..............................    6,602,831          6,588,387
Federal National Mortgage Association, 8.5%, 11/1/2009 ......................................    3,965,271          4,123,446
Federal National Mortgage Association, 8.0%, with various maturities to
   12/1/2009 ................................................................................    6,926,923          7,110,001
                                                                                                              ---------------
Total U. S. Government Backed Mortgages (Cost $17,823,914) ..................................                      17,821,834
                                                                                                              ---------------

ASSET BACKED 20.6%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 1.1%
Capital Automobile Receivable Asset Trust, Series 1999-1 A2, 5.58%, 6/15/2002 ...............    2,800,000          2,803,938
Ford Credit Automobile Trust Series 1996-B A3, 6.1%, 3/15/2000 ..............................    1,782,168          1,783,273
                                                                                                              ---------------
                                                                                                                    4,587,211
                                                                                                              ---------------
Credit Card Receivables 4.9%
Advanta Corp. Series 1997-1 A4, 7.65%, 5/25/2027 ............................................    5,000,000          5,164,062
Citibank Credit Card Master Trust I, Series 1991-1 A, 5.5%, 2/15/2006 .......................    5,000,000          4,931,250
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .............................................    6,000,000          6,003,720
Proffitt's, Inc. Credit Card Master Trust, 6.0%, 9/15/2004 ..................................    5,000,000          5,021,184
                                                                                                              ---------------
                                                                                                                   21,120,216
                                                                                                              ---------------

     The accompanying notes are an integral part of the financial statements

AARP High Quality Short Term Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Equipment Lease Receivables 1.9%
PBG Equipment Trust, 6.27%, 1/20/2012 .......................................................    8,132,528          8,183,031
                                                                                                              ---------------
Home Equity Loans 5.8%
Contimortgage Home Equity Loan Trust Series 1997-3 M1-F, 7.31%, 8/15/2028 ...................   10,000,000         10,071,875
First Plus Series 1998-1 A4, 6.2%, 3/10/2015 ................................................   10,000,000          9,875,000
The Money Store Inc., Home Equity Series 1997-A A6, 7.21%, 10/15/2021 .......................    5,000,000          5,079,688
                                                                                                              ---------------
                                                                                                                   25,026,563
                                                                                                              ---------------
Manufactured Housing Receivables 6.9%
Associated Manufactured Housing Corp. Series 1997-1 B1, 7.6%, 6/15/2028 .....................    3,750,000          3,626,074
Green Tree Financial Corp. Series 1995-6 B1, 7.7%, 9/15/2026 ................................    4,500,000          4,394,520
Green Tree Financial Corp. Series 1995-10 B1, 7.05%, 2/15/2027 ..............................    3,730,000          3,515,816
Green Tree Financial Corp. Series 1997-1 B1, 7.23%, 3/15/2028 ...............................    4,000,000          3,706,719
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/2028 ...............................    2,600,000          2,123,875
Green Tree Financial Corp. Series 1997-2 B2, 8.05%, 6/15/2028 ...............................    1,500,000          1,246,699
Green Tree Financial Corp. Series 1996, 7.74%, 11/15/2028 ...................................    8,000,000          6,424,960
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/2011 .................    4,488,009          4,517,450
                                                                                                              ---------------
                                                                                                                   29,556,113
                                                                                                              ---------------
Total Asset Backed  (Cost $91,336,466) ......................................................                      88,473,134
                                                                                                              ---------------

CORPORATE BONDS 59.3%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.9%
Wal-Mart Stores Inc., 5.85%, 6/1/2000 .......................................................    8,000,000          8,048,080
                                                                                                              ---------------
Consumer Staples 8.4%
Bass America Inc., 6.625%, 3/1/2003 .........................................................   10,000,000         10,124,400
Gillette Company, 5.75%, 8/3/2001 ...........................................................    7,500,000          7,517,850
Pepsi Bottling Holding, Inc., 5.625%, 2/17/2009 .............................................    5,000,000          4,804,650
Safeway Inc., 5.875%, 11/15/2001 ............................................................    3,000,000          3,004,770
Sony Corp., 6.125%, 3/4/2003 ................................................................   10,500,000         10,620,015
                                                                                                              ---------------
                                                                                                                   36,071,685
                                                                                                              ---------------
Health 0.9%
Columbia/HCA Healthcare Corp., 6.41%, 6/15/2000 .............................................    4,000,000          3,949,560
                                                                                                              ---------------
Financial 30.5%
American Express Credit Corp. Senior Note, 6.125%, 11/15/2001 ...............................    5,000,000          5,047,150
Associates Corp. of North America, 5.85%, 1/15/2001 .........................................    5,000,000          5,024,450
Associates Corp. of North America, 6.625%, 5/15/2001 ........................................   15,000,000         15,301,500
AT&T Capital Corp., 6.75%, 2/4/2002 .........................................................    4,000,000          4,077,600
Bank One Milwaukee N.A., 6.625%, 4/15/2003 ..................................................    5,000,000          5,099,100
BankAmerica Corp., 5.75%, 3/1/2004 ..........................................................    5,000,000          4,930,950
CIT Group Holdings Inc., 6.375%, 8/1/2002 ...................................................    5,940,000          6,036,228
Capital One Bank, 6.57%, 1/27/2003 ..........................................................    4,000,000          4,006,000
Citicorp, 8.03%, 2/15/2000 ..................................................................   10,000,000         10,223,900
Continental Bank N.A., 7.875%, 2/1/2003 .....................................................   12,000,000         12,774,840
EOP Operating L.P., 6.375%, 2/15/2003 .......................................................    6,000,000          5,956,440
First USA Bank, 5.85%, 2/22/2001 ............................................................   10,000,000         10,031,800
Ford Motor Credit Co., 6.125%, 4/28/2003 ....................................................    5,000,000          5,036,300
General Electric Capital Corp., 6.02%, 5/4/2001 .............................................    6,000,000          6,037,500

     The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Home Savings of America, 6%, 11/1/2000 ......................................................    4,000,000          4,016,480
NBD Bank NA Michigan, 6.25%, 8/15/2003 ......................................................    3,000,000          3,021,510
Norwest Financial Inc., 6.375%, 9/15/2002 ...................................................   10,000,000         10,194,900
Pitney Bowes Credit Corp., 5.65%, 1/15/2003 .................................................    9,000,000          8,986,770
Racers-Kellogg, 5.75%, 2/2/2001 .............................................................    5,000,000          5,009,750
                                                                                                              ---------------
                                                                                                                  130,813,168
                                                                                                              ---------------
Media 3.7%
Cox Communications, Inc., 6.375%, 6/15/2000 .................................................    5,000,000          5,044,800
Tele-Communications Inc., 6.375%, 9/15/1999 .................................................   10,500,000         10,559,850
                                                                                                              ---------------
                                                                                                                   15,604,650
                                                                                                              ---------------
Service Industries 1.2%
USA Waste Services, Inc., 6.125%, 7/15/2001 .................................................    5,000,000          5,031,250
                                                                                                              ---------------
Manufacturing 2.1%
Champion International Corp., 9.875%, 6/1/2000 ..............................................    5,000,000          5,224,750
Xerox Corp., 5.5%, 11/15/2003 ...............................................................    4,000,000          3,940,724
                                                                                                              ---------------
                                                                                                                    9,165,474
                                                                                                              ---------------
Technology 2.1%
Raytheon Co., 6.45%, 8/15/2002 ..............................................................    9,000,000          9,149,400
                                                                                                              ---------------
Energy 4.2%
Amoco Canada Petroleum Co., 7.25%, 12/1/2002 ................................................    6,000,000          6,262,980
Anadarko Petroleum Corp., 6.75%, 3/15/2003 ..................................................    1,500,000          1,524,090
Enron Corp., 6.45%, 11/15/2001 ..............................................................   10,000,000         10,106,900
                                                                                                              ---------------
                                                                                                                   17,893,970
                                                                                                              ---------------
Construction 3.4%
Housing Securities International, 6.625%, 1/25/2009 .........................................   14,256,000         14,362,920
                                                                                                              ---------------
Utilities 0.9%
Detroit Edison Co., 5.93%, 2/1/2001 .........................................................    4,000,000          4,006,800
                                                                                                              ---------------
Total Corporate Bonds  (Cost $253,986,438)                                                                        254,096,957
                                                                                                              ---------------
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $431,972,654) (a) ..................................                     428,827,396
                                                                                                              ===============
-----------------------------------------------------------------------------------------------------------------------------

      *     Effective maturities will be shorter due to prepayments.

      (a) At March 31, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $431,972,654 was as follows:

            Aggregate gross unrealized appreciation for all
            investments in which there is an excess of value over
            tax cost ............................................    $1,999,153

            Aggregate gross unrealized depreciation for all
            investments in which there is an excess of tax cost
            over value ..........................................    (5,144,411)
                                                                   ------------
            Net unrealized depreciation .........................  $ (3,145,258)
                                                                   ============

     The accompanying notes are an integral part of the financial statements

AARP High Quality Short Term Bond Fund

--------------------------------------------------------------------------------

      The aggregate face value of futures contracts opened and closed during the period ended March 31, 1999 was $92,791,094.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the year ended March 31, 1999 aggregated $57,437,182 and $57,109,332, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $5,247,656 and $4,124,375, respectively.
--------------------------------------------------------------------------------
      At September 30, 1998, and to the extent provided in regulations, the fund had a capital loss carryforward of approximately $1,181,657, all of which expires September 30, 2005.

     The accompanying notes are an integral part of the financial statements

AARP GNMA and U.S. Treasury Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 5.5%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/31/1999 at 4.9%
   to be repurchased at $100,013,611 on 4/1/1999, collateralized by a
   $50,000,000 U.S. Treasury Note, 3.625%, 4/15/2028, and a $49,363,000 U.S.
   Treasury Note, 3.625%, 1/15/2008 ....................................................       100,000,000        100,000,000
Repurchase Agreement with State Street Bank and Trust Company dated
   3/31/1999 at 4.88% to be repurchased at $160,523,757 on 4/1/1999, collateralized by a $10,345,000 U.S. Treasury Note, 7.75%, 1/31/2000, a
   $50,750,000 U.S. Inflationary Index Note, 3.375%, 1/15/2007, and a
   $101,370,000 U.S. Inflationary Index Note, 3.875%, 1/15/2009 ........................       160,502,000        160,502,000
                                                                                                              ---------------
Total Repurchase Agreements (Cost $260,502,000) ........................................                          260,502,000
                                                                                                              ---------------

U.S. TREASURY OBLIGATIONS 5.2%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 6.125%, 8/15/2007 ..................................................        40,000,000         41,874,800
U.S. Treasury Bond, 8.125%, 8/15/2021 (c) ..............................................       158,200,000        201,086,438
                                                                                                              ---------------
Total U.S. Treasury Obligations (Cost $246,081,867) ....................................                          242,961,238
                                                                                                              ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 89.3%
-----------------------------------------------------------------------------------------------------------------------------

6.0% with various maturities to 3/1/2029 (b) ...........................................       130,508,754        126,777,026
6.5% with various maturities to 3/1/2029 (b) (c) .......................................     1,178,066,703      1,168,529,496
7.0% with various maturities to 3/1/2029 (b) (c) .......................................     1,423,216,122      1,445,299,262
7.5% with various maturities to 4/1/2029 (c) ...........................................       729,072,126        750,665,422
8.0% with various maturities to 4/1/2029 (b) (c) .......................................       578,029,013        603,033,864
8.5% with various maturities to 5/15/2022 ..............................................        80,598,887         85,235,560
9%, 4/20/2025 ..........................................................................         5,074,397          5,404,182
9.5% with various maturities to 12/15/2021 .............................................         7,341,708          7,889,483
10.5% with various maturities to 1/20/2021 .............................................         8,078,248          8,836,022
11.5% with various maturities to 2/15/2016 .............................................         1,867,738          2,101,641
12.0% with various maturities to 7/15/2015 .............................................         4,183,644          4,736,073
12.5%, 5/15/2015 .......................................................................            11,676             13,409
12.5% with various maturities to 8/15/2015 .............................................         3,041,676          3,479,524
13.0% with various maturities to 7/15/2015 .............................................           356,107            411,138
13.5% with various maturities to 10/15/2014 ............................................           453,967            531,736
14.0% with various maturities to 12/15/2014 ............................................           223,075            259,392
14.5% with various maturities to 10/15/2014 ............................................            91,932            108,394
15.0% with various maturities to 10/15/2012 ............................................           176,092            209,473
16.0% with various maturities to 2/15/2012 .............................................            64,930             76,001
                                                                                                              ---------------
Total Government National Mortgage Association (Cost $4,215,500,217) ...................                        4,213,597,098
                                                                                                              ---------------
-----------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $4,722,084,084) (a) ...........................                        4,717,060,336
                                                                                                              ===============
-----------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

AARP GNMA and U.S. Treasury Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      *     Effective maturities will be shorter due to prepayments.

      (a) At March 31, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $4,722,084,084 was as follows:

            Aggregate gross unrealized appreciation for all
            investments in which there is an excess of value
            over tax cost .......................................  $  7,043,768

            Aggregate gross unrealized depreciation for all
            investments in which there is an excess of tax cost
            over value ..........................................   (12,067,516)
                                                                   ------------
            Net unrealized depreciation .........................  $ (5,023,748)
                                                                   ============

      (b)   When issued or forward delivery pools included.

      (c) At March 31, 1999, these pools, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts or when issued or forward delivery pools.

            At March 31, 1999, open futures contracts sold short were as follows:

                                                                                                                      Unrealized
                                                                 Number of        Aggregate            Market        Appreciation/
                        Futures             Expiration Date      Contracts      Face Value ($)       Value ($)        Depreciation
                        -------             ---------------      ---------      --------------     ------------      -------------
                U.S. Treasury Note            June 19, 1999         231           26,433,676          26,492,812          (59,136)
                U.S. Treasury Bond            June 21, 1999         693           83,746,624          83,549,812          196,812
                                                                                                   -------------     ------------
            Total net unrealized appreciation on open futures contracts sold short .............................          137,676
                                                                                                                     ============

--------------------------------------------------------------------------------
            Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 1999 aggregated $3,290,349,969 and $3,225,338,407, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $1,827,218,320 and $1,886,415,069, respectively.
--------------------------------------------------------------------------------
            At September 30, 1998, and to the extent provided in regulations, the fund had capital loss carryforwards of approximately $246,961,294, all of which expire September 30, 2003.
--------------------------------------------------------------------------------
            The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1999 was $2,523,125,903 and $2,412,945,603, respectively.

     The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS 2.0%
-----------------------------------------------------------------------------------------------------------------------------

Alaska
Valdez, AK, Marine Terminal Revenue, Exxon Pipeline:
   Project A, Daily Demand Note, 3.1%, 12/1/2033* ..............................    2,500,000        A1+            2,500,000
   Project B, Daily Demand Note, 3.1%, 12/1/2033* ..............................    4,500,000        A1+            4,500,000

Arizona
Maricopa County, AZ, Pollution Control Revenue:
   Arizona Public Service Corporation, Series F, Daily Demand Note,
      3.05%, 5/1/2029* .........................................................    3,000,000        A1+            3,000,000
   Series A, Daily Demand Note, 3.15%, 5/1/2029* ...............................    2,100,000        A1+            2,100,000

Illinois
Chicago, IL, O'Hare International Airport Revenue Bonds, American
   Airlines Project, Series 1983 C, Daily Demand Note, 3.1%, 12/1/2017* ........    1,000,000        A1+            1,000,000

Indiana
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public
   Service, Daily Demand Note, 3.15%, 6/1/2013* ................................    1,000,000        A1+            1,000,000

New Mexico
Farmington, NM, Pollution Control Revenue, Arizona Public Service,
   Four Corners Project, 1994 Series A, Daily Demand Note,
   3.05%, 5/1/2024* ............................................................    1,000,000        A1+            1,000,000

New York
New York, NY, General Obligation:
   Daily Demand Note, 3.4%, 8/1/2017* ..........................................    1,000,000        A1+            1,000,000
   Daily Demand Note, 3.4%, 8/15/2020* .........................................    5,000,000        A1+            5,000,000

Texas
Harris County, TX, Health Facilities Authority, Saint Lukes Episcopal
   Hospital, Series A, Daily Demand Note, 3.1%, 2/15/2027* .....................    7,000,000        A1+            7,000,000

Washington
Washington Health Care Facilities Authority:
   Sisters of Providence, Daily Demand Note, 1985 Series B, 3.15%,
      10/1/2005* ...............................................................    3,300,000        A1+            3,300,000
   Daily Demand Note, Series 1985 D, 3.15%, 10/1/2005* .........................    1,300,000        A1+            1,300,000
   Series C, Daily Demand Note, 3.15%, 10/1/2005* ..............................    1,000,000        A1+            1,000,000
                                                                                                                -------------
Total Short-Term Municipal Investments (Cost $33,700,000) ......................                                   33,700,000
                                                                                                                -------------
LONG-TERM MUNICIPAL INVESTMENTS 98.0%
-----------------------------------------------------------------------------------------------------------------------------

Alaska
Anchorage, AK, Electric Utility Revenue, 6.5%, 12/1/2007 (c) ...................    2,620,000        AAA            3,031,104
North Slope Borough, AK, General Obligation:
   Series 1997A, Zero Coupon, 6/30/2008 (c) ....................................    7,000,000        AAA            4,600,330
   Series B, Zero Coupon, 1/1/2003 (c) .........................................   16,000,000        AAA           13,761,280
North Slope Borough, AK, General Obligation, Capital Appreciation:
   Series A, Zero Coupon, 6/30/2006 (c) ........................................    4,000,000        AAA            2,919,640
   Series B, Zero Coupon, 6/30/2004 (c) ........................................   15,500,000        AAA           12,467,580
   Series B, Zero Coupon, 6/30/2005 (c) ........................................   25,600,000        AAA           19,634,688

    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Arizona
Arizonia Municipal Finance Program, Certificate of Participation,
   Series 25, 7.875%, 8/1/2014 (c) .............................................    3,500,000        AAA            4,580,800
Maricopa County, AZ, School District #28, Kyrene Elementary, Series B,
   Zero Coupon, 1/1/2004 (c) ...................................................    4,000,000        AAA            3,298,640
Maricopa County, AZ, School District #6, Washington Elementary,
   Series B, 4.1%, 7/1/2013 (c) ................................................    2,950,000        AAA            2,744,798
Maricopa County, AZ, Unified School District #41, Gilbert School,
   Zero Coupon, 1/1/2005 (c) ...................................................    5,280,000        AAA            4,157,578

California
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
   5.375%, 6/1/2009 (c) (d) ....................................................    8,995,000        AAA            9,745,453
Banning, CA, Wastewater, Certificate of Participation, 8%, 1/1/2019 (c) ........    2,040,000        AAA            2,688,070
Big Bear Lake, CA, Series 1996, 6%, 4/1/2011 (c) ...............................    3,800,000        AAA            4,335,458
California Housing Finance Agency:
   5.3%, 8/1/2014 (c) ..........................................................    2,375,000        AAA            2,443,519
   5.7%, 8/1/2016 (c) ..........................................................      825,000        AAA              844,775
California State Public Works Board, Lease Revenue, Series A,
   6.3%, 12/1/2006 (c) .........................................................    8,095,000        AAA            9,324,873
Los Angeles County, CA, Capital Asset Leasing, 6%, 12/1/2006 (c) ...............    9,000,000        AAA           10,127,250
Los Angeles County, CA, Public Works Authority, Series 1996B,
   5.25%, 9/1/2011 (c) .........................................................    3,000,000        AAA            3,185,250
Los Angeles County, CA, Public Works Finance Authority, Lease
   Revenue, Multiple Projects IV, 4.75%, 12/1/2010 (c) .........................   11,140,000        AAA           11,375,500
Madera County, CA, Certificates of Participation, Valley Childrens
   Hospital, 6.5%, 3/15/2010 (c) ...............................................    2,840,000        AAA            3,356,681
Oakland, CA, Redevelopment Agency, Tax Allocation, 6%,
   2/1/2007 (c) ................................................................    2,000,000        AAA            2,252,280
San Diego County, CA, Water Authority Revenue, Certificate of
   Participation, 5.632%, 4/25/2007 (c) ........................................    6,300,000        AAA            6,928,236
San Diego, CA, Water Utility Funding Network System Revenue,
   5.375%, 8/1/2014 (c) ........................................................    3,000,000        AAA            3,184,860
San Diego, CA, Water Authority, Certificate of Participation, 5.681%,
   4/22/2009 (c) ...............................................................    4,500,000        AAA            5,010,345
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue
   Refunding, 6.75%, 7/1/2010 (c) ..............................................    2,000,000        AAA            2,415,340
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
   Revenue, Capital Appreciation, Refunding, Series 1997 A, Zero
   Coupon, 1/15/2012 (c) .......................................................    3,000,000        AAA            1,649,940
San Joaquin, CA, Certificate of Participation, County Public Facilities
   Project, 5.5%, 11/15/2013 (c) ...............................................    2,000,000        AAA            2,176,580
Sweetwater Authority, CA, Water Revenue, 5.25%, 4/1/2010 (c) ...................   10,000,000        AAA           10,744,000

Colorado
Mesa County, CO, Residual Revenue, Single Family Housing, Series 1992,
   Zero Coupon, ETM, 12/1/2011** ...............................................    6,435,000        AAA            3,581,528

Connecticut
Connecticut Resource Recovery Authority:
   Series 1996, 6.25%, 11/15/2005 (c) ..........................................    2,000,000        AAA            2,253,220
   Series 1996A, 6.25%, 11/15/2006 (c) .........................................    4,525,000        AAA            5,140,264

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Connecticut State Health Facility Authority, Series 1992B, 6.15%,
   11/15/2004 ..................................................................    5,000,000        AA             5,279,650

District of Columbia
District of Columbia, General Obligation:
   6.5%, ETM, 6/1/2010** .......................................................      110,000        AAA              129,455
   Prerefunded 6/1/02 at 102, Series B, 6.125%, 6/1/2003 (c)*** ................       95,000        AAA              103,332
   Series B, Zero Coupon, 6/1/2000 (c) .........................................    3,500,000        AAA            3,362,870
   Series B, 5.4%, 6/1/2006 (c) ................................................   18,905,000        AAA           20,174,660
   Series B, 5.5%, 6/1/2007 (c) ................................................   25,000,000        AAA           26,868,000
   Series B, 5.5%, 6/1/2008 (c) ................................................   21,300,000        AAA           22,884,081
   Series B, 5.5%, 6/1/2009 (c) ................................................   16,150,000        AAA           17,318,614
   Series B, 5.5%, 6/1/2009 (c) ................................................    2,840,000        AAA            3,045,502
   Series B, 5.5%, 6/1/2012 (c) ................................................    1,050,000        AAA            1,126,356
   Series B3, 5.4%, 6/1/2006 (c) ...............................................   10,000,000        AAA           10,671,600
District of Columbia, General Obligation, Series A, 5.875%, ETM,
   6/1/2005 (c)** ..............................................................      350,000        AAA              384,325
District of Columbia, Unrefunded Balance:
   6.25%, 6/1/2010 (c) .........................................................    2,160,000        AAA            2,508,926
   Series A, 5.875%, 6/1/2005 (c) ..............................................    4,400,000        AAA            4,796,440
   Series B, 6.125%, 6/1/2003 (c) ..............................................    3,905,000        AAA            4,216,346
Washington D.C. Convention Center Authority, Dedicated Tax Revenue,
   5.25%, 10/1/2012 (c) ........................................................    4,000,000        AAA            4,150,480

Florida
State of Florida Board of Education Capital Outlay:
   5.25%, 1/1/2012 .............................................................    5,000,000        AA             5,240,650
   5.25%, 6/1/2012 .............................................................    4,500,000        AA             4,723,920

Georgia
Cobb County, GA, Kennestone Hospital Authority, Series A, 5.625%,
   4/1/2011 (c) ................................................................    2,305,000        AAA            2,523,260
Fulton County, GA, School District, General Obligation, 5.25%,
   1/1/2015 ....................................................................    2,000,000        AA             2,100,780
Georgia Municipal Electric Authority, Power Revenue, Series Y, 6.4%,
   1/1/2013 (c) ................................................................    3,500,000        AAA            4,085,620
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central
   Georgia, Series C, 5.25%, 8/1/2011 (c) ......................................    3,000,000        AAA            3,193,440

Hawaii
Maui County, HI, 6%, 12/15/2005 (c) ............................................    2,000,000        AAA            2,212,040
Honolulu, HI, General Obligation, Series B, 5.125%, 7/1/2012 (c) ...............    2,000,000        AAA            2,059,720
State of Hawaii, General Obligation, Series 1992 BZ, 6%, 10/1/2009 (c) .........    2,000,000        AAA            2,238,180

Illinois
Central Lake County, IL, Joint Action Water Agency, Refunding
   Revenue, Zero Coupon, 5/1/2002 (c) ..........................................    2,245,000        AAA            1,987,948
Chicago, IL, General Obligation:
   6.25%, 1/1/2011 (c) .........................................................    3,000,000        AAA            3,430,500
   Series A, 5.375%, 1/1/2013 (c) (d) ..........................................   15,410,000        AAA           16,325,046
   Series B, 5%, 1/1/2010 (c) ..................................................    5,200,000        AAA            5,387,876
   Series B, 5%, 1/1/2011 (c) ..................................................    1,620,000        AAA            1,670,771
   Series B, 5.125%, 1/1/2015 (c) (d) ..........................................    9,550,000        AAA            9,804,317

    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Chicago, IL, General Obligation Lease, Board of Education:
   Series 1996, 6.25%, 12/1/2011 (c) ...........................................    1,600,000        AAA            1,842,864
   Series A, 6.25%, 1/1/2010 (c) (d) ...........................................   11,550,000        AAA           13,182,708
   Series A, 6.25%, 1/1/2015 (c) (d) ...........................................   26,000,000        AAA           29,881,020
   Series A, 6%, 1/1/2016 (c) (d) ..............................................   11,025,000        AAA           12,358,474
   Series A, 6%, 1/1/2020 (c) ..................................................   36,625,000        AAA           41,063,584
Chicago, IL, O'Hare International Airport, Refunding Revenue:
   Series 1996A, 6%, 1/1/2006 (c) ..............................................    2,255,000        AAA            2,485,687
   Series C, 5%, 1/1/2011 (c) ..................................................    6,500,000        AAA            6,703,710
Chicago, IL, Public Building Commission:
   Board of Education, Series A, Zero Coupon, ETM, 1/1/2006** ..................    2,430,000        AAA            1,819,827
   Building Revenue:
      Series A, 5.25%, 12/1/2007 (c) ...........................................    3,500,000        AAA            3,735,620
      Series A, 5.25%, 12/1/2009 (c) (d) .......................................   10,420,000        AAA           11,048,430
      Series A, 5.25%, 12/1/2011 (c) ...........................................    9,705,000        AAA           10,257,020
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/1/2009 (c) (d) ......................................................   11,990,000        AAA           12,986,129
   5.5%, 1/1/2010 (c) ..........................................................    7,220,000        AAA            7,784,748
Cook & Dupage Counties, IL, Housing Development Authority:
   Zero Coupon, 12/1/2007 (c) ..................................................    2,550,000        AAA            1,733,975
   Zero Coupon, 12/1/2008 (c) ..................................................    2,625,000        AAA            1,692,810
   Zero Coupon, 12/1/2009 (c) ..................................................    2,860,000        AAA            1,746,087
Cook County, IL, Community High School District #233, Capital
   Appreciation, Series 1993 B, Zero Coupon, 12/1/2008 (c) .....................    1,700,000        AAA            1,101,498
Cook County, IL, General Obligation:
   Zero Coupon, ETM, 11/1/2004 (c)** ...........................................    3,205,000        AAA            2,548,167
   Series C, 6%, 11/15/2007 (c) ................................................    5,000,000        AAA            5,602,900
Decatur, IL, General Obligation:
   Series 1991, Zero Coupon, 10/1/2003 (c) .....................................    1,455,000        AAA            1,212,495
   Series 1991, Zero Coupon, 10/1/2004 (c) .....................................    1,415,000        AAA            1,125,831
Decatur, IL, Public Building Commission, General Obligation, Certificate
   of Participation:
      6.5%, 1/1/2003 (c) .......................................................    1,725,000        AAA            1,881,182
      6.5%, 1/1/2006 (c) .......................................................    1,500,000        AAA            1,699,890
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation,
   Junior Lien, Series 1991, Zero Coupon, 5/15/2007 ............................   17,460,000        A             12,019,813
Illinois Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/2011 (c) .......................................................    3,000,000        AAA            3,456,360
   6.25%, 12/15/2020 (c) .......................................................    6,975,000        AAA            8,009,951
   Series A, 6.5%, 12/15/2007 (c) ..............................................    4,765,000        AAA            5,526,685
   Series A, 6.5%, 12/15/2008 (c) ..............................................    5,255,000        AAA            6,150,399
Illinois Educational Facilities Authority, Loyola University:
   1991 Series A, Zero Coupon, 7/1/2004 (c) ....................................    2,860,000        AAA            2,305,217
   Zero Coupon, ETM, 7/1/2005** ................................................    4,000,000        AAA            3,075,440
Illinois Health Facilities Authority:
   Brokaw-Mennonite Healthcare:
      6%, 8/15/2006 (c) ........................................................    1,380,000        AAA            1,527,715
      6%, 8/15/2007 (c) ........................................................    1,460,000        AAA            1,624,192
      6%, 8/15/2008 (c) ........................................................    1,550,000        AAA            1,729,862
      6%, 8/15/2009 (c) ........................................................    1,640,000        AAA            1,829,043

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Children's Memorial Hospital, 6.25%, 8/15/2013 (c) ..........................    3,400,000        AAA            3,926,626
   Felician Healthcare Inc., Series A, 6.25%, 12/1/2015 (c) ....................   17,000,000        AAA           19,513,280
   Memorial Medical Center, Prerefunded 10/1/2000 at 102, 6.75%,
      10/1/2011 (c)*** .........................................................    2,135,000        AAA            2,281,931
   Sherman Hospital, Prerefunded 8/1/2001 at 102, 6.75%,
      8/1/2011 (c)*** ..........................................................    2,700,000        AAA            2,938,680
   SSM Healthcare System, 6.4%, 6/1/2008 (c) ...................................    1,350,000        AAA            1,545,197
Joliet, IL, Junior College Assistance Corp., Lease Revenue, North
   Campus Extension Center, 6.7%, 9/1/2012 (c) .................................    2,500,000        AAA            2,952,925
Kane County, IL, Series 1996A, 6.5%, 2/1/2010 (c) ..............................    1,775,000        AAA            2,065,017
Kane, Cook and Dupage Counties, IL, School District #46 Elgin:
   Series 1996B, Zero Coupon, 1/1/2011 (c) .....................................    1,040,000        AAA              591,552
   Series 1996B, Zero Coupon, 1/1/2012 (c) .....................................    1,300,000        AAA              697,788
   Series 1996B, Zero Coupon, 1/1/2013 (c) .....................................    2,095,000        AAA            1,060,950
Kendall, Kane and Will Counties, IL, Community Unit School District #308,
   Oswego:
      Zero Coupon, 3/1/2002 (c) ................................................    1,055,000        AAA              940,395
      Zero Coupon, 3/1/2005 (c) ................................................    1,540,000        AAA            1,197,288
      Zero Coupon, 3/1/2006 (c) ................................................    1,595,000        AAA            1,180,380
Metropolitan Pier & Exposition Authority, IL, McCormick Place
   Expansion Project:
      Zero Coupon, 12/15/2003 (c) ..............................................    3,200,000        AAA            2,643,808
      Zero Coupon, 6/15/2004 (c) ...............................................   10,300,000        AAA            8,296,032
      Series 1994, Zero Coupon, 6/15/2013 (c) ..................................    5,625,000        AAA            2,785,106
Northwest Suburban Municipal Joint Action Water Agency, IL, Supply
   System Revenue, 6.45%, 5/1/2007 (c) .........................................    2,575,000        AAA            2,947,654
Rosemont, IL, Tax Increment:
   Series C, Zero Coupon, 12/1/2005 (c) ........................................    4,455,000        AAA            3,354,838
   Series C, Zero Coupon, 12/1/2007 (c) ........................................    2,655,000        AAA            1,805,373
Skokie, IL, Park District, Series 1994B, Zero Coupon, 12/1/2011 (c) ............    3,000,000        AAA            1,632,930
State University Retirement System, IL, Special Revenue, Zero Coupon,
   10/1/2003 (c) ...............................................................    2,750,000        AAA            2,291,658
University of Illinois, Board of Trustees:
   Series 1991, Zero Coupon, 4/1/2003 (c) ......................................    3,890,000        AAA            3,310,079
   Series 1991, Zero Coupon, 4/1/2005 (c) ......................................    3,830,000        AAA            2,967,139
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation:
      Zero Coupon, 12/15/2000 (c) ..............................................    1,325,000        AAA            1,247,355
      Zero Coupon, 12/15/2001 (c) ..............................................    1,730,000        AAA            1,561,654
Indiana
Fort Wayne, IN, Parkview Memorial Hospital, Series A, Prerefunded
   11/15/1999 at 102, 6.5%,  11/15/2012 (c)*** .................................    1,400,000        AAA            1,456,504
Indiana Health Facilities Financing Authority:
   Hospital Revenue, Community Hospitals Project, 6.4%, 5/1/2012 (c) ...........    5,000,000        AAA            5,391,150
   Series 1990 A, 6%, 7/1/2003 (c) .............................................    1,570,000        AAA            1,692,774
   Series 1990 A, 6%, 7/1/2004 (c) .............................................    1,665,000        AAA            1,814,584
   Series 1990 A, 6%, 7/1/2005 (c) .............................................    1,765,000        AAA            1,939,947
   Series 1990 A, 6%, 7/1/2006 (c) .............................................    1,875,000        AAA            2,074,050
   Series 1990 A, 6%, 7/1/2007 (c) .............................................    1,985,000        AAA            2,205,494

    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
   Series 1990 A, 6%, 7/1/2008 (c) .............................................    1,085,000        AAA            1,209,558
   Series 1990 A, 6%, 7/1/2009 (c) .............................................    1,125,000        AAA            1,253,453
   Series 1990 A, 6%, 7/1/2010 (c) .............................................    1,185,000        AAA            1,326,015
   Series 1990 A, 6%, 7/1/2011 (c) .............................................    1,260,000        AAA            1,408,630
   Series 1990 A, 6%, 7/1/2012 (c) .............................................    1,345,000        AAA            1,508,808
   Series 1990 A, 6%, 7/1/2013 (c) .............................................    1,420,000        AAA            1,591,167
   Series 1990 A, 6%, 7/1/2014 (c) .............................................    1,505,000        AAA            1,689,889
   Series 1990 A, 6%, 7/1/2015 (c) .............................................    1,600,000        AAA            1,797,392
   Series 1990 A, 6%, 7/1/2016 (c) .............................................    1,700,000        AAA            1,913,775
   Series 1990 A, 6%, 7/1/2017 (c) .............................................    1,800,000        AAA            2,022,912
   Series 1990 A, 6%, 7/1/2018 (c) .............................................    1,910,000        AAA            2,144,170
   Tax Exempt Custodian Receipts Refund:
      Series 1997 A, 6%, 7/1/2001 (c) ..........................................    1,395,000        AAA            1,462,950
      Series 1997 A, 6%, 7/1/2002 (c) ..........................................    1,480,000        AAA            1,574,838
Indiana University, Revenue Refunding:
   Series H, Zero Coupon, 8/1/2006 (c) .........................................    8,500,000        AAA            6,181,795
   Student Fee Revenue, Series H, Zero Coupon, 8/1/2008 (c) ....................   10,000,000        AAA            6,547,100
Merrillville, IN, Multiple School Building Corp., First Mortgage,
   Zero Coupon, 1/15/2011 (c) ..................................................    4,000,000        AAA            2,270,960

Iowa
Polk County, IA, Mercy Hospital, Prerefunded 11/1/2001 at 101, 6.75%,
   11/1/2005 (c)*** ............................................................    5,000,000        AAA            5,434,100

Kansas
Kansas City, KS, Utility System Revenue:
   Capital Appreciation, Zero Coupon, ETM, 3/1/2001 (c)** ......................    4,095,000        AAA            3,816,049
   Zero Coupon, ETM, 9/1/2004 (c)** ............................................    3,575,000        AAA            2,864,898
   Zero Coupon, ETM, 9/1/2005 (c)** ............................................    5,300,000        AAA            4,051,585
   Zero Coupon, ETM, 9/1/2006 (c)** ............................................    1,875,000        AAA            1,366,631
   Zero Coupon, 9/1/2004 (c) ...................................................    2,640,000        AAA            2,117,861
   Zero Coupon, 9/1/2005 (c) ...................................................    3,950,000        AAA            3,023,370
   Zero Coupon, 9/1/2006 (c) ...................................................    1,375,000        AAA            1,002,196

Louisiana
Louisiana Public Facilities Authority, Prerefunded 2/15/08 at 100,
   4.75%, 5/1/2016 .............................................................    5,765,000        AAA            5,975,941
New Orleans, LA, General Obligation:
   Zero Coupon, ETM, 7/15/2006 (c)** ...........................................    4,850,000        AAA            3,286,506
   Zero Coupon, 9/1/2007 (c) ...................................................   10,000,000        AAA            6,915,700
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986,
   5.95%, 11/1/2014 (c) ........................................................    1,830,000        AAA            2,001,983

Maryland
Baltimore, MD, Revenue Exchanged, Auto Parking Revenue,
   Series 1996A, 5.9%, 7/1/2012 (c) ............................................    3,100,000        AAA            3,502,845

Massachusetts
Commonwealth of Massachusetts, General Obligation, Series D, Prerefunded
   10/1/1999 at 102, 7%, 10/1/2003 (c)*** ......................................    7,000,000        AAA            7,273,350
Massachusetts General Obligation, Series C, 5.25%, 8/1/2012 ....................    7,750,000        AA             8,148,815
Massachusetts Health & Educational Facilities Authority, Boston
   Medical Center, Series A, 5.25%, 7/1/2012 (c) ...............................    2,920,000        AAA            3,040,713

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts State Water Pollution Abatement Trust, MWRA Loan
   Program, Series A, 5.25%, 8/1/2012 ..........................................    2,500,000        AA+            2,626,700

Michigan
Detroit, MI, City School District, Refunded, Series C, 5%, 5/1/2010 (c) ........    1,000,000        AAA            1,040,560
Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue,
   Borgess Medical Center, Series A, Prerefunded 7/1/1999 at 100, 6%,
   7/1/2009 (c)*** .............................................................    8,250,000        AAA            8,308,823
Michigan Municipal Bond Authority Revenue, Clean Water Revolving
   Funding, 5.25%, 10/1/2011 ...................................................    7,575,000        AA+            7,962,083
Michigan State Building Authority, Facilities Program, Refunded,
   Series 1, 5.25%, 10/15/2011 .................................................    3,000,000        AA             3,143,460
Michigan State Trunk Line, Series 1998 A, 5.25%, 11/1/2013 .....................    3,000,000        AA-            3,162,900
Wayne Charter County, MI, Airport Revenue, Detroit Metro Wayne
   County Airport, Series B, 5.25%, 12/1/2011 (c) ..............................    4,340,000        AAA            4,561,514

Missouri
Missouri Health & Educational Facilities Authority, SSM Healthcare:
   1992 Series AA, 6.35%, 6/1/2008 (c) .........................................    8,125,000        AAA            9,348,706
   1992 Series AA, 6.4%, 6/1/2009 (c) ..........................................    8,640,000        AAA           10,043,568

Nevada
Clark County, NV, School District:
   General Obligation, Series B, Zero Coupon, 3/1/2005 (c) .....................    8,070,000        AAA            6,292,340
   Series 1991B, Zero Coupon, 3/1/2009 (c) .....................................    4,350,000        AAA            2,760,206

New Jersey
New Jersey Highway Authority, 6.5%, ETM, 1/1/2011** ............................    4,371,000        AAA            4,876,288
New Jersey Turnpike Authority, Series 1991A, 6.3%, 1/1/2001 (c) ................    1,250,000        AAA            1,307,700

New York
New York City, NY, General Obligation:
   5.9%, 2/1/2005 (c) ..........................................................    5,500,000        AAA            6,016,395
   Prerefunded 8/1/2002 at 101.50, Series C, 6.4%, 8/1/2004 (c)*** .............      275,000        AAA              301,716
   Prerefunded 8/1/2002 at 101.50, Series C, 6.4%, 8/1/2005 (c)*** .............   10,235,000        AAA           11,229,330
   Prerefunded 8/1/1999 at 100, Series D, 1997, 6%, 8/1/2006 (c)*** ............       85,000        AAA               85,808
   Prerefunded 8/1/1999 at 100, Series D, 1998, 6%, 8/1/2008 (c)*** ............      265,000        AAA              267,547
   Series 1991 A, 3%, 8/15/2002 (c) ............................................    9,000,000        AAA            8,793,360
   Series A, 5.25%, 8/1/2011 (c) ...............................................   14,460,000        AAA           15,181,699
   Series A, 5.375%, 8/1/2013 (c) ..............................................    9,295,000        AAA            9,773,878
   Series A, 5.2%, 8/1/2010 (c) ................................................   10,000,000        AAA           10,523,700
   Series A, 8%, ETM, 11/1/2001 (c)** ..........................................      740,000        AAA              748,295
   Series C, 6.4%, 8/1/2004 (c) ................................................      225,000        AAA              244,593
   Series C, 6.4%, 8/1/2005 (c) ................................................      195,000        AAA              211,382
   Series D, 8%, 8/1/2005 ......................................................        5,000        AAA                5,127
   Series E, 7%, ETM, 12/1/2007 (c)** ..........................................    1,385,000        AAA            1,404,071
   Unrefunded Balance, Series D, 1997, 6%, 8/1/2006 (c) ........................       55,000        AAA               55,464
   Unrefunded Balance, Series D, 1998, 6%, 8/1/2008 (c) ........................      105,000        AAA              105,939
New York State Dormitory Authority:
   College and University Pooled Capital Program, 7.8%, 12/1/2005 (c) ..........    2,180,000        AAA            2,236,549
   State University of New York, 6%, 7/1/2009 (c) ..............................    2,000,000        AAA            2,266,880
New York State Dormitory Authority Revenue, City University:
   Series C, 7.5%, 7/1/2010 (c) ................................................    5,750,000        AAA            7,067,670
   Series D, 7%, 7/1/2009 (c) ..................................................    4,000,000        AAA            4,671,200

    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
New York State Energy Research and Development Authority, Pollution
   Control Revenue, Electric and Gas, 5.9%, 12/1/2006 (c) ......................    5,300,000        AAA            5,912,998
New York State Thruway Authority:
   Highway and Bridge Funding, Series A, 5.125%, 4/1/2012 (c) ..................    3,695,000        AAA            3,848,453
   Service Contract Revenue, Series 1998 A2, 5.25%, 4/1/2012 (c) ...............    3,270,000        AAA            3,434,579
New York State, Urban Development Authority, Correctional Facilities,
   6.5%, 1/1/2011 (c) ..........................................................    4,500,000        AAA            5,269,005
Suffolk County, NY, Industrial Development Agency, Southwest Sewer
   System, 6%, 2/1/2007 (c) ....................................................    8,000,000        AAA            8,901,440

North Carolina
North Carolina Eastern Municipal Power Agency:
   5.5%, 1/1/2007 (c) ..........................................................    2,000,000        AAA            2,160,720
   Power System Revenue, Series B, 6%, 1/1/2018 (c) ............................    8,775,000        AAA            9,845,375
North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue:
   5.25%, 1/1/2008 (c) .........................................................    2,500,000        AAA            2,660,250
   6%, 1/1/2011 (c) ............................................................    8,235,000        AAA            9,271,787
   Series 1992, 7.25%, 1/1/2007 (c) ............................................    5,000,000        AAA            5,951,350
   Series 1997, 6%, 1/1/2008 (c) ...............................................    2,585,000        AAA            2,888,453

North Dakota
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
   Zero Coupon, 5/1/2002 (c) ...................................................    2,850,000        AAA            2,525,442

Ohio
Cleveland, OH, Water Works Revenue, Series 1993G, 5.5%,
   1/1/2013 (c) (d) ............................................................   10,000,000        AAA           10,813,300
Ohio Air Quality Development Authority, Ohio Power Company,
   Series B, 7.4%, 8/1/2009 (c) ................................................    5,000,000        AAA            5,163,300

Oklahoma
Tulsa, OK, Industrial Development Authority, Hospital Revenue,
   St. John's Medical Center:
      Zero Coupon, 12/1/2002 (c) ...............................................    3,930,000        AAA            3,410,061
      Zero Coupon, 12/1/2004 (c) ...............................................    5,430,000        AAA            4,307,185
      Zero Coupon, 12/1/2006 (c) ...............................................    6,430,000        AAA            4,629,986

Pennsylvania
Blair County, PA, Hospital Authority, Altoona Hospital, Project A,
   5.5%, 7/1/2010 (c) ..........................................................    3,590,000        AAA            3,834,874
Commonwealth of Pennsylvania, Industrial Development Authority,
   Economic Development Revenue:
      5.8%, 1/1/2008 (c) .......................................................    4,250,000        AAA            4,684,435
      5.8%, 7/1/2008 (c) .......................................................    4,875,000        AAA            5,396,479
Commonwealth of Philadelphia, PA, Water & Wastewater Refunding
   Revenue:
      5.5%, 6/15/2007 (c) ......................................................    5,000,000        AAA            5,410,800
      5.625%, 6/15/2009 (c) ....................................................   20,000,000        AAA           21,857,800
Philadelphia, PA, School District, General Obligation, Series A, 5.25%,
   4/1/2012 (c) ................................................................    1,740,000        AAA            1,812,836
Westmoreland County, PA, Industrial Development Revenue,
   Westmoreland Health System, 5.375%, 7/1/2011 (c) ............................    7,300,000        AAA            7,831,878

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Rhode Island
Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
   Revolving Fund, Series A, 5.4%, 10/1/2015 (c) ...............................    2,000,000        AAA            2,121,600
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993 B, 5%, 5/15/2010 (c) ............................................    5,000,000        AAA            5,203,300
   Series 1993 B, 5.25%, 5/15/2015 (c) (d) .....................................   22,000,000        AAA           23,000,340
Rhode Island Depositors Economic Protection Corp., Special Obligation:
   Series B, 5.8%, 8/1/2010 (c) ................................................    6,200,000        AAA            6,955,904
   Series B, 5.8%, 8/1/2011 (c) ................................................    4,525,000        AAA            5,067,729
   Series B, 5.8%, 8/1/2012 (c) ................................................    2,500,000        AAA            2,799,000
   Series B, 5.8%, 8/1/2013 (c) ................................................    7,340,000        AAA            8,199,074

South Carolina
Piedmont, SC, Municipal Power Agency, Electric Revenue:
   Series 1991 A, 6.5%, ETM, 1/1/2016 (c)** ....................................      430,000        AAA              511,790
   Series 1993, 5.5%, ETM, 1/1/2008 (c)** ......................................      840,000        AAA              917,280
   Series 1993, 5.5%, ETM, 1/1/2012 (c)** ......................................    2,190,000        AAA            2,384,998
   5.5%, 1/1/2012 (c) ..........................................................    2,810,000        AAA            3,020,750

Tennessee
Knox County, TN, Health, Education & Housing Facilities Board, Hospital
   Facilities Revenue, Fort Sanders Alliance:
      7.25%, 1/1/2009 (c) ......................................................    3,750,000        AAA            4,541,438
      5.75%, 1/1/2011 (c) ......................................................   15,405,000        AAA           16,851,375
      5.75%, 1/1/2012 (c) ......................................................   17,880,000        AAA           19,609,711
      6.25%, 1/1/2013 (c) ......................................................    4,000,000        AAA            4,578,560
      5.75%, 1/1/2014 (c) ......................................................    2,000,000        AAA            2,192,360

Texas
Austin, TX, Utility Systems Revenue Refunding, Series A, Zero Coupon,
   11/15/1908 (c) ..............................................................    3,460,000        AAA            2,244,225
Austin, TX, Combined Utility System Revenue, Zero Coupon,
   11/15/2009 (c) ..............................................................    5,020,000        AAA            3,083,886
Bexar County, TX, Health Facilities Development Corp., Baptist Health
   System:
      Series 1997 A, 6%, 11/15/2011 (c) ........................................    2,000,000        AAA            2,241,240
      Series 1997, 6%, 11/15/2012 (c) ..........................................    3,000,000        AAA            3,372,780
Brownsville, TX, Utility System Revenue, 6.25%, 9/1/2010 (c) ...................    4,085,000        AAA            4,701,835
Cedar Hill, TX, Zero Coupon:
   Series 1996, 8/15/2009 ......................................................    1,500,000        AAA              932,100
   Series 1996, 8/15/2010 ......................................................    3,130,000        AAA            1,834,493
Dallas, TX, Housing Finance Corp., Single Family Mortgage Revenue,
   Zero Coupon, 10/1/2016 (c) ..................................................    6,535,000        AAA            1,093,044
Dallas-Fort Worth, TX, Airport Revenue:
   7.75%, 11/1/2003 (c) ........................................................    1,000,000        AAA            1,157,160
   7.8%, 11/1/2005 (c) .........................................................    2,000,000        AAA            2,365,040
   7.8%, 11/1/2006 (c) .........................................................    2,025,000        AAA            2,404,688
   7.375%, 11/1/2008 (c) .......................................................    4,500,000        AAA            5,245,335
   7.375%, 11/1/2010 (c) .......................................................    3,500,000        AAA            4,062,170
Grapevine, TX, Colleyville School District, Capital Appreciation,
   Refunded, Zero Coupon, 8/15/2010 ............................................    5,000,000        AAA            2,938,200

    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Harris County, TX, General Obligation:
   Capital Appreciation Bond, Zero Coupon, 10/1/2006 (c) .......................    9,035,000        AAA            6,542,695
   Flood Control District, Zero Coupon, 10/1/2000 (c) ..........................    1,000,000        AAA              949,640
   Toll Road Authority, Subordinate Lien:
      Series A, Zero Coupon, 8/15/2005 (c) .....................................    4,025,000        AAA            3,078,803
      Series A, Zero Coupon, 8/15/2006 (c) .....................................    4,010,000        AAA            2,919,882
      Unlimited Tax, Series A, Zero Coupon, 8/15/2004 (c) ......................    2,050,000        AAA            1,644,059
Harris County, TX, Health Facilities, Texas Medical Center Project,
   6.25%, 5/15/2008 (c) ........................................................    2,785,000        AAA            3,161,811
   6.25%, 5/15/2009 (c) ........................................................    2,965,000        AAA            3,354,601
Houston, TX, Water & Sewer System Authority:
   Series C, Zero Coupon, 12/1/2006 (c) ........................................   14,575,000        AAA           10,479,134
   Series C, Zero Coupon, 12/1/2008 (c) ........................................   19,000,000        AAA           12,299,270
   Series C, Zero Coupon, 12/1/2009 (c) ........................................   14,750,000        AAA            9,042,783
   Zero Coupon, 12/1/2010 (c) ..................................................    5,000,000        AAA            2,898,000
   Zero Coupon, Series 1991C, 12/1/2012 (c) ....................................    3,350,000        AAA            1,726,389
Hurst Euless Bedford, TX, Independent School District, Capital
   Appreciation Refunding, Series 1994, Zero Coupon, 8/15/2009 .................    4,925,000        AAA            3,060,395
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
   Series B, 5.5%, ETM, 12/1/2006 (c)** ........................................    3,945,000        AAA            4,291,450
   Series B, 5.6%, ETM, 12/1/2007 (c)** ........................................    2,415,000        AAA            2,650,994
   Series B, 5.625%, ETM, 12/1/2008 (c)** ......................................    4,400,000        AAA            4,856,852
   Series B, 5.625%, ETM, 12/1/2009 (c)** ......................................    4,640,000        AAA            5,136,109
Montgomery County, TX, Prerefunded, Capital Appreciation:
   Zero Coupon, ETM, 9/1/2003 (c)** ............................................      800,000        AAA              671,032
   Zero Coupon, ETM, 9/1/2004 (c)** ............................................      795,000        AAA              636,755
   Zero Coupon, ETM, 9/1/2005 (c)** ............................................      685,000        AAA              523,319
Montgomery County, TX, Unrefunded Balance, Capital Appreciation:
   Zero Coupon, 9/1/2003 (c) ...................................................    2,675,000        AAA            2,241,837
   Zero Coupon, 9/1/2004 (c) ...................................................    2,680,000        AAA            2,145,394
   Zero Coupon, 9/1/2005 (c) ...................................................    2,790,000        AAA            2,130,137
Northeast, TX, Hospital Authority, Revenue Refunding, Northeast Medical
   Center, Series 1997, 6%, 5/15/2010 (c) ......................................    2,180,000        AAA            2,437,218
Northwest Texas Independent School District, Capital Appreciation
   Bonds, Series 1991, Zero Coupon, 8/15/2010 (c) ..............................    3,690,000        AAA            2,168,392
San Antonio, TX, Electric and Gas, Revenue Refunding:
   Series A, Zero Coupon, ETM, 2/1/2005 (c)** ..................................    2,500,000        AAA            1,956,125
   Series A, Zero Coupon, ETM, 2/1/2006 (c)** ..................................   17,900,000        AAA           13,339,617
   Series B, Zero Coupon, ETM, 2/1/2005 (c)** ..................................    8,000,000        AAA            6,259,600
San Antonio, TX, Hotel Revenue, Series 1996, 6%, 8/15/2006 (c) .................    2,000,000        AAA            2,224,760
San Antonio, TX, Zero Coupon, Series 1991B, 2/1/2009 (c) .......................    4,400,000        AAA            2,802,624
State of Texas, General Obligation, Capital Appreciation Bond,
   Super Collider, Series C, Zero Coupon, 4/1/2006 (c) .........................    7,385,000        AAA            5,464,162
Tarrant County, TX, Health Facilities Development Corp., Hospital
   Refunding Revenue, Fort Worth Osteopathic Hospital:
      6%, 5/15/2011 (c) ........................................................    4,615,000        AAA            5,146,233
      6%, 5/15/2021 (c) ........................................................    6,235,000        AAA            6,982,639
Texas General Obligation, Superconductor Revenue, Series C, Zero
   Coupon, 4/1/2005 (c) ........................................................    8,390,000        AAA            6,518,946

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Texas Municipal Power Agency:
   6.1%, 9/1/2007 (c) ..........................................................    9,250,000        AAA           10,435,943
   6.1%, ETM, 9/1/2009 (c)** ...................................................    4,435,000        AAA            5,095,416
Texas Public Finance Authority, Building Authority:
   Series B, 6.25%, 2/1/2008 (c) ...............................................    5,190,000        AAA            5,926,928
   Zero Coupon, 2/1/2006 (c) ...................................................   13,915,000        AAA           10,369,875

Utah
Associated Municipal Power System, UT, Hunter Project, Refunding
   Revenue:
      Zero Coupon, 7/1/2000 (c) ................................................    2,755,000        AAA            2,640,337
      Zero Coupon, 7/1/2002 (c) ................................................    5,200,000        AAA            4,582,916
      Zero Coupon, 7/1/2004 (c) ................................................    5,895,000        AAA            4,751,488
      Zero Coupon, 7/1/2005 (c) ................................................    5,900,000        AAA            4,536,274
      Zero Coupon, 7/1/2006 (c) ................................................    5,895,000        AAA            4,315,081
      Zero Coupon, 7/1/2007 (c) ................................................    3,750,000        AAA            2,608,200
Intermountain Power Agency, UT, Power Supply Revenue:
   5%, 7/1/2012 (c) ............................................................    1,000,000        AAA            1,000,110
   Series 1993, 5.55%, 7/1/2011 ................................................    7,000,000        A              7,360,430
   Series A, 5.25%, 7/1/2012 (c) ...............................................    4,000,000        AAA            4,150,640
   Series A, 6.5%, 7/1/2008 (c) ................................................    4,000,000        AAA            4,629,040
   Series A, Zero Coupon, 7/1/2002 (c) .........................................    1,655,000        AAA            1,456,731
   Series A, Zero Coupon, 7/1/2003 (c) .........................................    1,000,000        AAA              842,450
   Series A, Zero Coupon, 7/1/2004 (c) .........................................    1,730,000        AAA            1,391,543
   Series B, Zero Coupon, 7/1/2002 (c) .........................................    8,230,000        AAA            7,244,046
Provo, UT, Electric System Revenue, 10.375%, ETM, 9/15/2015 (c)** ..............    1,800,000        AAA            2,642,166

Virginia
Roanoke, VA, Industrial Development Authority, Roanoke Memorial
   Hospital, Series B, 6.125%, 7/1/2017 (c) ....................................    5,500,000        AAA            6,270,165
Southeastern Public Service Authority, VA, Refunding Revenue, Series A,
   5.25%, 7/1/2010 (c) .........................................................    7,380,000        AAA            7,823,759
Virginia Beach, VA, Development Authority, Virginia Beach General
   Hospital Project:
      6%, 2/15/2011 (c) ........................................................    1,595,000        AAA            1,806,816
      5.125%, 2/15/2018 (c) ....................................................    3,000,000        AAA            3,030,630
Winchester County, VA, Industrial Development Authority, Hospital
   Revenue, 6%, 1/1/2015 (c) ...................................................    5,700,000        AAA            6,078,366

Washington
Clark County, WA, Public Utility District #1, 6%, 1/1/2006 (c) .................    7,500,000        AAA            8,281,125
Clark County, WA, Public Utility District, Series 1995, 6%, 1/1/2008 (c) .......    2,200,000        AAA            2,451,482
King & Snohomish Counties, WA, General Obligation, School
   District #417, 5.6%, 12/1/2010 (c) ..........................................    1,650,000        AAA            1,819,538
King County, WA, School District #415, 5.25%, 12/1/2010 (c) ....................    4,000,000        AA             4,207,160
King County, WA, Public Hospital District #1, Valley Medical Center,
   Series 1992, 5.5%, 9/1/2017 (c) .............................................    3,500,000        AAA            3,547,600
King County, Washington, School District #403, General
   Obligation, 5.25%, 6/1/2013 .................................................    5,000,000        AA             5,172,450
Snohomish County, WA, School District #6, 6.5%, 12/1/2007 (c) ..................    3,325,000        AAA            3,846,726
State of Washington, General Obligation Series AT-5, Zero Coupon,
   8/1/2010 (c) ................................................................    2,625,000        AAA            1,547,070

    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Washington Health Care Facilities Authority, Empire Health
   Services-Spokane:
      5.65%, 11/1/2005 (c) .....................................................    2,155,000        AAA            2,336,882
      5.7%, 11/1/2006 (c) ......................................................    3,440,000        AAA            3,755,689
      5.75%, 11/1/2007 (c) .....................................................    7,350,000        AAA            8,069,198
      5.8%, 11/1/2009 (c) ......................................................    4,595,000        AAA            5,101,553
      5.8%, 11/1/2010 (c) ......................................................    2,100,000        AAA            2,328,228
Washington Public Power Supply System:
   Nuclear Power Project #1, 6%, 7/1/2008 (c) ..................................    5,000,000        AAA            5,598,150
   Nuclear Power Project #3, Series 1989A, 7/1/2010 (c) ........................    5,860,000        AAA            3,448,083
   Nuclear Project #1, Prerefunded 7/1/1999 at 102, Series 1989A,
      7.5%, 7/1/2015*** ........................................................    1,500,000        AA             1,545,765
   Nuclear Project #2, Series 1992A, Zero Coupon, 7/1/2011 (c) .................    4,200,000        AAA            2,332,302
   Revenue Refunding:
      Nuclear Project #1:
         Series A, Prerefunded 7/1/1999 at 102, 7.5%, 7/1/2015 (c)*** ..........    2,405,000        AAA            2,478,377
         Series A, Prerefunded 7/1/1999 at 102, 7.5%, 7/1/2015 (c)*** ..........    1,595,000        AAA            1,643,663
         Series A, Prerefunded 7/1/2000 at 102, 7%, 7/1/2011 (c)*** ............    3,830,000        AAA            4,072,477
         Series B, Prerefunded 7/1/2000 at 102, 7.25%, 7/1/2012 (c)*** .........   10,895,000        AAA           11,614,942
      Nuclear Project #2:
         Series A, 5.7%, 7/1/2008 (c) ..........................................    5,000,000        AAA            5,489,200
         Series A, Prerefunded 7/1/2000 at 102, 7.25%, 7/1/2003 (c)*** .........    2,000,000        AAA            2,132,160
         Series C, 7%, 7/1/2001 (c) ............................................   10,000,000        AAA           10,707,600
         Series C, Prerefunded 1/1/2001 at 102, 7.375%, 7/1/2011 (c)*** ........    1,370,000        AAA            1,481,121
      Nuclear Project #3:
         7.5%, 7/1/2008 (c) ....................................................    2,000,000        AAA            2,453,960
         Series A, Prerefunded 7/1/1999 at 102, 7.25%, 7/1/2016 (c)*** .........    3,630,000        AAA            3,738,537
         Series A, Zero Coupon, 7/1/2004 (c) ...................................    3,625,000        AAA            2,917,328
         Series A, Zero Coupon, 7/1/2005 (c) ...................................    4,125,000        AAA            3,165,731

West Virginia
West Virginia, School Building Authority Revenue, Series B, Prerefunded
   7/1/2000 at 102, 6.75%, 7/1/2010 (c)*** .....................................    4,000,000        AAA            4,245,160

Wisconsin
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/2004 (c) ...........    3,475,000        AAA            2,810,511
Southeast Wisconsin Professional Baseball Park, District Sales Tax
   Revenue, Series A, 5.5%, 12/15/2013 (c) .....................................    5,795,000        AAA            6,263,526
Wisconsin Health & Educational Facilities Authority:
   6.1%, 8/15/2009 (c) .........................................................    2,000,000        AAA            2,241,620
   Aurora Medical:
      5.75%, 11/15/2006 (c) ....................................................    2,000,000        AAA            2,188,020
      5.75%, 11/15/2007 (c) ....................................................    1,500,000        AAA            1,645,050
      6%, 11/15/2008 (c) .......................................................    4,085,000        AAA            4,582,798
      6%, 11/15/2009 (c) .......................................................    4,330,000        AAA            4,928,363
   Felician Healthcare Inc., Series B, 6.25%, 1/1/2022 (c) .....................    5,285,000        AAA            6,048,260
   Hospital Sisters Services Inc. -- Obligated Group, 5.375%,
      6/1/2018 (c) .............................................................    4,800,000        AAA            4,866,192
   SSM Healthcare:
      Series 1992 AA, 6.4%, 6/1/2008 (c) .......................................    2,335,000        AAA            2,678,292
      Series 1992 AA, 6.45%, 6/1/2009 (c) ......................................    2,485,000        AAA            2,907,674

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal        Credit          Market
                                                                                   Amount ($)      Rating (b)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
      Series 1992 AA, 6.45%, 6/1/2010 (c) ......................................    2,650,000        AAA            3,109,669
      Series 1992 AA, 6.5%, 6/1/2011 (c) .......................................    2,820,000        AAA            3,280,365
      Series 1992 AA, 6.5%, 6/1/2012 (c) .......................................    3,000,000        AAA            3,551,490
   St. Luke's Medical Center, Prerefunded 8/15/2001 at 102, 7.1%,
      8/15/2011 (c)*** .........................................................    2,000,000        AAA            2,194,300
   Villa St. Francis Inc., Series C, 6.25%, 1/1/2022 (c) .......................    9,230,000        AAA           10,562,997
   Wheaton Franciscan Services, 6.1%, 8/15/2008 (c) ............................    4,580,000        AAA            5,179,934
                                                                                                                -------------
Total Long-Term Municipal Investments (Cost $1,498,531,650) ....................                                1,660,128,958
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $1,532,231,650) (a) ...................                                1,693,828,958
                                                                                                                =============
-----------------------------------------------------------------------------------------------------------------------------

     * Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of March 31, 1999.

    ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

   *** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
       Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

   (a) At March 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,532,528,308 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ........ $161,437,127

       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value ........     (136,477)
                                                                   ------------
       Net unrealized appreciation ............................... $161,300,650
                                                                   ============

   (b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper have been determined to be of comparable quality to rated eligible securities.

   (c) (Unaudited) Bond is insured by one of these companies: AMBAC, BIG, MBIA, FGIC, FSA, PSFG or Capital Guaranty.

   (d) At March 31, 1999, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

       At March 31, 1999, open futures contracts sold short were as follows:

                                                                                                                 Unrealized
                                                            Number of        Aggregate            Market        Appreciation/
                   Futures             Expiration Date      Contracts      Face Value ($)       Value ($)        Depreciation
                   -------             ---------------      ---------      --------------     -------------     --------------
               U.S. Treasury Bond          June 1999           400           48,507,373          48,225,000         282,873
               Municipal Bond              June 1999           400           49,145,669          49,437,500        (291,831)
                                                                                              -------------     -----------
       Total net unrealized depreciation on open futures contracts sold short ...............................        (9,458)
                                                                                                                ===========

--------------------------------------------------------------------------------
       The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1999 was $258,697,669 and $320,871,557, respectively.
--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1999, aggregated $24,591,368 and $51,194,795, respectively.

    The accompanying notes are an integral part of the financial statements

AARP Bond Fund For Income

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.7%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/1999 at
   4.88% to be repurchased at $5,755,780 on 4/1/1999, collateralized by a
   $5,670,000 U. S. Treasury Note, 7.75%, 1/31/2000 (Cost $5,755,000) .....................      5,755,000          5,755,000
                                                                                                                  -----------
U.S. GOVERNMENT & AGENCIES 20.1%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.875%, 11/30/2001 ....................................................      3,000,000          3,057,660
U.S. Treasury Note, 5.625%, 12/31/2002 ....................................................      3,000,000          3,043,590
U.S. Treasury Note, 10.75%, 8/15/2005 .....................................................     10,000,000         12,843,700
U.S. Treasury Note, 3.875%, 1/15/2009 .....................................................      4,000,000          3,988,760
U.S. Treasury Bond, 7.25%, 5/15/2016 ......................................................      8,000,000          9,172,480
U.S. Treasury Bond, 6.25%, 8/15/2023 ......................................................      5,000,000          5,225,000
U.S. Treasury Bond, 3.676%, 4/15/2028 .....................................................      3,500,000          3,400,144
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 ........................................      3,000,000          3,022,500
                                                                                                                  -----------
Total U.S. Government & Agencies (Cost $45,055,762) .......................................                        43,753,834
                                                                                                                  -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 1.6%
-----------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association, 9.5% with various maturities
   to 11/15/2017 ..........................................................................      1,149,489          1,235,689
Government National Mortgage Association, 7.5% with various maturities
   to 4/15/2027 ...........................................................................      2,118,857          2,182,423
                                                                                                                  -----------
Total Government National Mortgage Association (Cost $3,398,409) ..........................                         3,418,112
                                                                                                                  -----------
U.S. GOVERNMENT BACKED MORTGAGES 6.2%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 8.0% with various maturities
   to 12/1/2012 ...........................................................................      3,432,526          3,532,827
Federal National Mortgage Association, 6.5% with various maturities
   to 3/1/2028 ............................................................................     10,013,957          9,963,887
                                                                                                                  -----------
Total U.S. Government Backed Mortgages (Cost $13,622,050) .................................                        13,496,714
                                                                                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
-----------------------------------------------------------------------------------------------------------------------------

GMAC Commercial Mortgage Securities, Inc., 6.869%, 8/15/2007
   (Cost $1,014,997) ......................................................................      1,000,000          1,028,438
                                                                                                                  -----------
FOREIGN BONDS -- U.S.$ DENOMINATED 1.3%
-----------------------------------------------------------------------------------------------------------------------------

Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 ...................................................      1,000,000            848,380
ICI Investments, 6.75%, 8/7/2002 ..........................................................      1,000,000            998,340
Saga Petroleum ASA, 7.25%, 9/23/2027 ......................................................      1,000,000            888,020
                                                                                                                  -----------
Total Foreign Bonds -- U.S.$ Denominated (Cost $3,017,360) ................................                         2,734,740
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
ASSET BACKED 4.7%
-----------------------------------------------------------------------------------------------------------------------------

Equipment Lease Receivables 0.8%
PBG Equipment Trust, 6.27%, 1/20/2012 .....................................................      1,626,506          1,636,606
                                                                                                                  -----------
Credit Card Receivables 1.8%
Advanta Mortgage Loan Trust, Series 1997-1 A4, 7.65%, 5/25/2027 ...........................        500,000            516,406
Citibank Credit Card Master Trust I, 6%, 4/10/2003 ........................................      1,500,000          1,502,805
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ...........................................      2,000,000          2,001,240
                                                                                                                  -----------
                                                                                                                    4,020,451
                                                                                                                  -----------
Home Equity Loans 0.9%
Contimortgage Home Equity Loan Trust Series 1997-3 M1-F, 7.31%, 8/15/2028 .................        500,000            503,594
First Plus Residential Trust Series 1998A, 8.5%, 5/15/2023 ................................      1,444,303          1,373,894
                                                                                                                  -----------
                                                                                                                    1,877,488
                                                                                                                  -----------
Manufactured Housing Receivables 1.2%
Associated Manufactured Housing Corp. Series 1997-1 B1, 7.6%, 6/15/2028 ...................        375,000            362,607
Green Tree Financial Corp. Series 1995-6 B1, 7.7%, 9/15/2026 ..............................        500,000            488,280
Green Tree Financial Corp. Series 1995-10 B1, 7.05%, 2/15/2027 ............................      1,000,000            942,578
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/2028 .............................        500,000            408,438
Green Tree Financial Corp. Series 1997-2 B2, 8.05%, 6/15/2028 .............................        500,000            415,566
                                                                                                                  -----------
                                                                                                                    2,617,469
                                                                                                                  -----------
Total Asset Backed (Cost $10,419,163) .....................................................                        10,152,014
                                                                                                                  -----------
CORPORATE BONDS 63.0%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.9%
Imax Corp., 7.875%, 12/1/2005 .............................................................      1,000,000            985,000
Tricon Global Restaurants Inc., 7.65%, 5/15/2008 ..........................................      1,500,000          1,548,750
Westpoint Stevens, Inc., 7.875%, 6/15/2005 ................................................      1,500,000          1,533,750
                                                                                                                  -----------
                                                                                                                    4,067,500
                                                                                                                  -----------
Consumer Staples 5.1%
Aurora Foods, Inc., 8.75%, 7/1/2008 .......................................................      1,000,000          1,042,500
Bass America Inc., 6.625%, 3/1/2003 .......................................................      1,500,000          1,518,660
Fleming Companies, Inc., 10.625%, 7/31/2007 ...............................................      1,250,000          1,156,250
PepsiCo, Inc., 5.625%, 2/17/2009 ..........................................................      2,500,000          2,402,325
Safeway Inc., 6.05%, 11/15/2003 ...........................................................      2,000,000          1,996,820
The Great Atlantic & Pacific Tea Co., Inc., 7.7%, 1/15/2004 ...............................      3,000,000          2,998,530
                                                                                                                  -----------
                                                                                                                   11,115,085
                                                                                                                  -----------
Health 0.9%
Columbia/HCA Healthcare Corp., 6.41%, 6/15/2000 ...........................................      1,000,000            987,390
NBTY Inc., 8.625%, 9/15/2007 ..............................................................        500,000            467,500
Tenet Healthcare Corp., 8.625%, 1/15/2007 .................................................        500,000            502,500
                                                                                                                  -----------
                                                                                                                    1,957,390
                                                                                                                  -----------
Communications 6.0%
AT&T Corp., 6%, 3/15/2009 .................................................................      2,000,000          1,987,040
Call-Net Enterprises Inc., 8%, 8/15/2008 ..................................................      1,800,000          1,764,000

    The accompanying notes are an integral part of the financial statements

AARP Bond Fund For Income

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
ComCast Cellular Holdings Corp., 9.5%, 5/1/2007 ...........................................      1,000,000          1,132,500
MCI WorldCom, Inc., 6.4%, 8/15/2005 .......................................................      3,000,000          3,034,980
McLeodUSA, Inc., 8.375%, 3/15/2008 ........................................................        500,000            505,000
McLeodUSA Inc., 8.126%, 2/15/2009 .........................................................      1,500,000          1,500,000
Qwest Communications International, 7.5%, 11/1/2008 .......................................      3,000,000          3,127,500
                                                                                                                  -----------
                                                                                                                   13,051,020
                                                                                                                  -----------
Financial 12.9%
Bank United, 8%, 3/15/2009 ................................................................      2,500,000          2,494,900
Capital One Bank, 6.57%, 1/27/2003 ........................................................      2,500,000          2,503,750
First USA Bank, 5.85%, 2/22/2001 ..........................................................      1,500,000          1,504,770
First Union Institutional Capital II, 7.85%, 1/1/2027 .....................................      1,000,000          1,031,320
GS Escrow Corp., 7%, 8/1/2003 .............................................................      2,000,000          2,003,120
General Electric Capital Corp. "A", 6.02%, 5/4/2001 .......................................      2,000,000          2,012,500
Home Savings of America, 6%, 11/1/2000 ....................................................      2,500,000          2,510,300
Lehman Brothers Holdings, Inc., 7.25%, 10/15/2003 .........................................      2,500,000          2,566,600
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ..................................................      2,500,000          2,412,525
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ......................      1,500,000          1,551,120
Morgan Stanley Dean Witter & Co., 5.625%, 1/20/2004 .......................................      2,000,000          1,972,238
People's Heritage Bank, 9.06%, 2/1/2027 ...................................................      1,000,000            980,625
Prudential Insurance Co., 6.375%, 7/23/2006 ...............................................      2,000,000          2,006,320
Sprint Capital Corp., 6.125%, 11/15/2008 ..................................................      2,500,000          2,457,675
                                                                                                                  -----------
                                                                                                                   28,007,763
                                                                                                                  -----------
Media 10.0%
Cablevision Systems Corp., 7.875%, 2/15/2018 ..............................................      1,500,000          1,537,440
Chancellor Media Corp., 10.5%, 1/15/2007 ..................................................      1,000,000          1,105,000
Chancellor Media Corp., 8%, 11/1/2008 .....................................................      2,500,000          2,600,000
Charter Communication Holdings LLC, 8.25%, 4/1/2007 .......................................      2,500,000          2,553,125
Cox Communications, Inc., 6.85%, 1/15/2018 ................................................      1,000,000            991,880
Harcourt General, Inc., 7.2%, 8/1/2027 ....................................................      1,000,000            963,700
News America Holdings Inc., 9.25%, 2/1/2013 ...............................................      2,500,000          3,020,600
Outdoor Systems, Inc., 8.875%, 6/15/2007 ..................................................      1,000,000          1,070,000
Primedia, Inc., 7.625%, 4/1/2008 ..........................................................      1,500,000          1,477,500
TCI-Communications, Inc., 8%, 8/1/2005 ....................................................      2,500,000          2,738,575
Time Warner Inc., 9.125%, 1/15/2013 .......................................................      1,000,000          1,221,880
Time Warner Inc., 6.875%, 6/15/2018 .......................................................      2,500,000          2,480,550
                                                                                                                  -----------
                                                                                                                   21,760,250
                                                                                                                  -----------
Service Industries 3.4%
Allied Waste North America, 7.375%, 1/1/2004 ..............................................      1,250,000          1,225,000
Cendant Corp., 7.75%, 12/1/2003 ...........................................................      3,000,000          3,079,260
Integrated Electrical Services, Inc., 9.375%, 2/1/2009 ....................................      2,000,000          2,045,000
Prime Hospitality Corp., 9.25%, 1/15/2006 .................................................      1,000,000          1,040,000
                                                                                                                  -----------
                                                                                                                    7,389,260
                                                                                                                  -----------
Durables 1.6%
BE Aerospace, Inc., 8%, 3/1/2008 ..........................................................      2,000,000          1,990,000
Martin Marietta Corp., 6.5%, 4/15/2003 ....................................................      1,500,000          1,524,720
                                                                                                                  -----------
                                                                                                                    3,514,720
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Manufacturing 4.2%
Columbus McKinnon Corp., 8.5%, 4/1/2008 ...................................................      1,000,000            987,500
Equistar Chemical Corp., 7.55%, 2/15/2026 .................................................      1,000,000            883,270
Federal-Mogul Corp., 7.375%, 1/15/2006 ....................................................      2,500,000          2,445,800
Fort James Corp., 6.625%, 9/15/2004 .......................................................      2,000,000          2,035,520
Graham Packaging Co., 8.75%, 1/15/2008 ....................................................        750,000            742,500
Xerox Corp., 5.5%, 11/15/2003 .............................................................      2,000,000          1,970,362
                                                                                                                  -----------
                                                                                                                    9,064,952
                                                                                                                  -----------
Technology 0.9%
Raytheon Co., 6%, 12/15/2010 ..............................................................      2,000,000          1,925,080
                                                                                                                  -----------
Energy 6.8%
Anadarko Petroleum Corp., 7%, 11/15/2027 ..................................................      3,000,000          2,873,490
Barrett Resources Corp., 7.55%, 2/1/2007 ..................................................      1,500,000          1,417,500
Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 ........................................      2,500,000          2,291,100
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 ........................................      2,500,000          2,513,450
Petroleum Geo-Services, 6.625%, 3/30/2008 .................................................      2,000,000          1,953,340
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ............................................      2,000,000          1,395,000
Texas Eastern Transmission Corp., 10%, 8/15/2001 ..........................................      2,000,000          2,185,320
                                                                                                                  -----------
                                                                                                                   14,629,200
                                                                                                                  -----------
Metals & Minerals 0.3%
California Steel Industries, 8.5%, 4/1/2009 ...............................................        700,000            707,000
                                                                                                                  -----------
Construction 2.2%
American Standard Companies Inc., 7.625%, 2/15/2010 .......................................      1,500,000          1,470,000
NVR Inc., 8%, 6/1/2005 ....................................................................      2,000,000          1,960,000
Nortek, Inc., 9.25%, 3/15/2007 ............................................................        250,000            260,625
Tembec Industries, Inc., 8.625%, 6/30/2009 ................................................        965,000            980,681
                                                                                                                  -----------
                                                                                                                    4,671,306
                                                                                                                  -----------
Transportation 1.6%
Allied Holdings Inc., 8.625%, 10/1/2007 ...................................................        500,000            498,750
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ..........................................      1,500,000          1,620,000
Northwest Airlines Corp., 7.875%, 3/15/2008 ...............................................      1,500,000          1,381,530
                                                                                                                  -----------
                                                                                                                    3,500,280
                                                                                                                  -----------
Utilities 5.2%
CalEnergy Co., Inc., 7.23%, 9/15/2005 .....................................................      2,500,000          2,573,500
Cleveland Electric Illumination Co., 6.86%, 10/1/2008 .....................................      1,500,000          1,506,795
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ..............................................      3,000,000          3,073,140
Niagara Mohawk Power Corp., 7.625%, 10/1/2005 .............................................      2,000,000          2,061,480
PacifiCorp Australia LLC, 6.15%, 1/15/2008 ................................................      2,000,000          1,974,760
                                                                                                                  -----------
                                                                                                                   11,189,675
                                                                                                                  -----------
Total Corporate Bonds (Cost $137,867,365) .................................................                       136,550,481
                                                                                                                  -----------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $220,150,106) (a) ................................                       216,889,333
                                                                                                                  ===========
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

AARP Bond Fund For Income

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 *     Effective maturities will be shorter due to prepayments.

 (a) At March 31, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $220,165,282 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ......... $ 1,450,499

       Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value .........  (4,717,576)
                                                                    -----------
       Net unrealized depreciation ................................ $(3,267,077)
                                                                    ===========
--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 1999 aggregated $84,043,797 and $28,232,675, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $46,244,326, and $49,522,266, respectively.
--------------------------------------------------------------------------------
       The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1999 was $28,549,824.

    The accompanying notes are an integral part of the financial statements

AARP Balanced Stock And Bond Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.1%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company, dated 3/31/1999 at 4.88% to be repurchased at $8,001,084 on 4/1/1999, collateralized by a
   $7,840,000 U. S. Treasury Note, 8.5%, 2/15/2000 (Cost $8,000,000) ......................      8,000,000          8,000,000
                                                                                                                  -----------
U.S. GOVERNMENT & AGENCIES 5.4%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 3.875%, 1/15/2009 .....................................................      4,000,000          3,988,760
U.S. Treasury Bond, 7.25%, 5/15/2016 ......................................................     18,000,000         20,638,080
U.S. Treasury Bond, 6.25%, 8/15/2023 ......................................................      9,000,000          9,405,000
U.S. Treasury Bond, 3.676%, 4/15/2028 .....................................................      5,750,000          5,585,950
                                                                                                                  -----------
Total U. S. Government & Agencies (Cost $40,871,491) ......................................                        39,617,790
                                                                                                                  -----------
U.S. GOVERNMENT BACKED MORTGAGES** 4.3%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 8.0%, 2/1/2013 .....................................      4,903,775          5,048,584
Federal National Mortgage Association, 6.5% with various maturities to 3/1/2028 ...........     26,202,129         26,081,517
                                                                                                                  -----------
Total U. S. Government Agency Pass-thrus (Cost $30,856,667) ...............................                        31,130,101
                                                                                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS** 0.8%
-----------------------------------------------------------------------------------------------------------------------------

Residential Funding Mortgage Securities Series 1993-A2, 6.85%, 9/25/2023 ..................      3,053,126          3,066,960
Ryland Mortgage Securities Corp., 8%, 8/25/2025 ...........................................      2,615,742          2,668,874
                                                                                                                  -----------
Total Collateralized Mortgage Obligations (Cost $5,730,450) ...............................                         5,735,834
                                                                                                                  -----------
FOREIGN BONDS -- U.S.$ DENOMINATED 1.7%
-----------------------------------------------------------------------------------------------------------------------------

Norsk Hydro AS, 7.75%, 6/15/2023 ..........................................................      5,000,000          5,256,550
Province of Ontario Global, 6%, 2/21/2006 .................................................      3,000,000          2,990,670
Saga Petroleum ASA, 7.25%, 9/23/2027 ......................................................      5,000,000          4,440,100
                                                                                                                  -----------
Foreign Bonds -- U S.$ Denominated (Cost $13,369,780) .....................................                        12,687,320
                                                                                                                  -----------
ASSET BACKED 4.2%
-----------------------------------------------------------------------------------------------------------------------------

Automobile Receivables 0.8%
Ford Credit Automobile Trust, Series 1996-A A4, 6.75%, 9/15/2000 ..........................      2,863,112          2,878,315
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 ...........      3,000,000          3,023,430
                                                                                                                  -----------
                                                                                                                    5,901,745
                                                                                                                  -----------
Credit Card Receivables 1.5%
Citibank Credit Card Master Trust I, 6%, 4/10/2003 ........................................      3,500,000          3,506,545
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ...........................................      5,000,000          5,003,100
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ..................................      2,500,000          2,510,592
                                                                                                                  -----------
                                                                                                                   11,020,237
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP Balanced Stock And Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Equipment Lease Receivables 0.8%
PBG Equipment Trust, 6.27%, 1/20/2012 .....................................................      5,692,770          5,728,122
                                                                                                                  -----------
Home Equity Loans 0.7%
First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 ................................      5,000,000          4,921,875
                                                                                                                  -----------
Manufactured Housing Receivables 0.4%
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/2028 ............................      3,000,000          2,824,336
                                                                                                                  -----------
Total Asset Backed (Cost $30,563,210) .....................................................                        30,396,315
                                                                                                                  -----------
CORPORATE BONDS 19.7%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Staples 1.7%
Bass America Inc., 6.625%, 3/1/2003 .......................................................      5,000,000          5,062,200
Kellogg Co., 5.75%, 2/2/2001 ..............................................................      4,000,000          4,007,800
PepsiCo, Inc., 5.625%, 2/17/2009 ..........................................................      3,500,000          3,363,255
                                                                                                                  -----------
                                                                                                                   12,433,255
                                                                                                                  -----------
Communications 0.7%
MCI WorldCom, Inc., 6.4%, 8/15/2005 .......................................................      5,000,000          5,058,300
                                                                                                                  -----------
Financial 7.4%
Associates Corp. of North America, 6.625%, 5/15/2001 ......................................      5,850,000          5,967,585
Capital One Bank, Medium Term Note, 5.95%, 2/15/2001 ......................................      4,000,000          3,997,200
First USA Bank, 5.85%, 2/22/2001 ..........................................................      3,000,000          3,009,540
First Union Corp., 8.125%, 6/24/2002 ......................................................      2,500,000          2,667,225
Fleet Financial Group, 6.875%, 1/15/2028 ..................................................      4,000,000          3,942,720
Ford Motor Credit Co., 6.125%, 4/28/2003 ..................................................      5,000,000          5,036,300
General Electric Capital Corp., 6.02%, 5/4/2001 ...........................................      4,000,000          4,025,000
Home Savings of America, 6%, 11/1/2000 ....................................................      3,000,000          3,012,360
ICI Investments, 6.75%, 8/7/2002 ..........................................................      4,000,000          3,993,360
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ..................................................      3,000,000          2,895,030
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ......................      3,000,000          3,102,240
Prudential Insurance Co., 6.375%, 7/23/2006 ...............................................      3,000,000          3,009,480
Southern National Corp., 7.05%, 5/23/2003 .................................................      4,000,000          4,120,640
Sprint Capital Corp., 6.125%, 11/15/2008 ..................................................      3,000,000          2,949,210
Wells Fargo & Co., 6.875%, 4/1/2006 .......................................................      2,000,000          2,063,740
                                                                                                                  -----------
                                                                                                                   53,791,630
                                                                                                                  -----------
Media 3.0%
Cox Communications, Inc., 6.85%, 1/15/2018 ................................................      5,000,000          4,959,400
News America Holdings Inc., 9.25%, 2/1/2013 ...............................................      3,000,000          3,624,720
TeleCommunications, Inc., 8%, 8/1/2005 ....................................................      4,000,000          4,381,720
Time Warner Inc., 9.125%, 1/15/2013 .......................................................      4,500,000          5,498,460
Time Warner Inc., 6.875%, 6/15/2018 .......................................................      3,000,000          2,976,660
                                                                                                                  -----------
                                                                                                                   21,440,960
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Durables 0.4%
Martin Marietta Corp., 6.5%, 4/15/2003 ....................................................      3,000,000          3,049,440
                                                                                                                  -----------
Manufacturing 1.2%
Fort James Corp., 6.625%, 9/15/2004 .......................................................      5,000,000          5,088,800
Xerox Corp., 5.5%, 11/15/2003 .............................................................      4,000,000          3,940,724
                                                                                                                  -----------
                                                                                                                    9,029,524
                                                                                                                  -----------
Technology 1.1%
IBM Corp., 5.1%, 11/10/2003 ...............................................................      5,500,000          5,352,600
Raytheon Co., 6%, 12/15/2010 ..............................................................      3,000,000          2,887,620
                                                                                                                  -----------
                                                                                                                    8,240,220
                                                                                                                  -----------
Energy 2.5%
Anadarko Petroleum Corp., 5.875%, 10/15/2003 ..............................................      5,000,000          4,915,050
Louisiana Land & Exploration Co., 7.65%, 12/1/2023 ........................................      5,000,000          5,026,900
PanEnergy Corp., 7.375%, 9/15/2003 ........................................................      4,150,000          4,335,298
Petroleum Geo-Services, 6.625%, 3/30/2008 .................................................      4,000,000          3,906,680
                                                                                                                  -----------
                                                                                                                   18,183,928
                                                                                                                  -----------
Transportation 0.4%
Continental Airlines Inc., 6.795%, 8/2/2018 ...............................................      3,000,000          2,958,600
                                                                                                                  -----------
Utilities 1.3%
PacifiCorp Australia LLC, 6.15%, 1/15/2008 ................................................      6,000,000          5,924,280
Public Service Co. of Colorado, 6%, 4/15/2003 .............................................      3,500,000          3,522,715
                                                                                                                  -----------
                                                                                                                    9,446,995
                                                                                                                  -----------
Total Corporate Bonds (Cost $143,587,405) .................................................                       143,632,852
                                                                                                                  -----------
CONVERTIBLE BONDS 1.1%
-----------------------------------------------------------------------------------------------------------------------------

Media
Advertising
Interpublic Group of Companies Inc., 1.8%, 9/16/2004 (Cost $5,866,608) ....................      7,000,000          7,971,250
                                                                                                                  -----------
CONVERTIBLE PREFERRED STOCKS 0.5%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Health 0.4%
Biotechnology
Monsanto Co., 6.5% ........................................................................         65,900          3,064,350
                                                                                                                  -----------
Financial 0.1%
Consumer Finance 0.0%
Advanta Corp., 6.75% ......................................................................         17,654            189,781
                                                                                                                  -----------
Real Estate 0.1%
ProLogis Trust "B" (REIT), 7.0% ...........................................................         18,900            480,769
                                                                                                                  -----------
Total Convertible Preferred Stocks (Cost $3,857,316) ......................................                         3,734,900
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP Balanced Stock And Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 61.1%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.9%
Department & Chain Stores 0.9%
Rite Aid Corp. ............................................................................        168,200          4,205,000
Sears, Roebuck & Co. ......................................................................         50,900          2,300,044
                                                                                                                  -----------
                                                                                                                    6,505,044
                                                                                                                  -----------
Hotels & Casinos 0.0%
Homestead Village, Inc.* ..................................................................         15,033             36,643
                                                                                                                  -----------
Consumer Staples 2.8%
Food & Beverage 1.5%
H.J. Heinz Co. ............................................................................        150,050          7,108,619
Unilever NV (New York shares) .............................................................         52,300          3,474,681
                                                                                                                  -----------
                                                                                                                   10,583,300
                                                                                                                  -----------
Package Goods/Cosmetics 1.3%
Avon Products, Inc. .......................................................................        204,700          9,633,694
                                                                                                                  -----------
Health 4.4%
Pharmaceuticals
American Home Products Corp. ..............................................................        232,900         15,196,725
Bristol-Myers Squibb Co. ..................................................................        146,400          9,415,350
Glaxo Wellcome PLC (ADR) ..................................................................         33,600          2,249,100
SmithKline Beecham PLC (ADR) ..............................................................         78,400          5,605,600
                                                                                                                  -----------
                                                                                                                   32,466,775
                                                                                                                  -----------
Communications 9.1%
Telephone/Communications
Alltel Corp. ..............................................................................        127,100          7,927,863
Ameritech Corp. ...........................................................................         48,300          2,795,363
Bell Atlantic Corp. .......................................................................        203,364         10,511,377
BellSouth Corp. ...........................................................................        211,200          8,461,200
Frontier Corp. ............................................................................        156,500          8,118,438
GTE Corp. .................................................................................        160,200          9,692,100
SBC Communicatons, Inc. ...................................................................         97,900          4,613,538
Sprint Corp. ..............................................................................        113,500         11,137,188
Telesp Participacoes S.A. (ADR) ...........................................................        148,000          3,052,500
                                                                                                                  -----------
                                                                                                                   66,309,567
                                                                                                                  -----------
Financial 11.9%
Banks 6.2%
Bank One Corp .............................................................................         88,550          4,875,784
BankAmerica Corp. .........................................................................        155,100         10,953,930
Bankers Trust New York Corp. ..............................................................         24,700          2,179,775
Chase Manhattan Corp. .....................................................................        107,800          8,765,488
First Union Corp. .........................................................................        160,366          8,569,558
Fleet Financial Group Inc. ................................................................         85,800          3,228,225
KeyCorp ...................................................................................        130,100          3,943,656
US Bancorp ................................................................................         83,400          2,840,813
                                                                                                                  -----------
                                                                                                                   45,357,229
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Insurance 1.7%
Lincoln National Corp. ....................................................................         29,900          2,956,363
Safeco Corp. ..............................................................................         69,000          2,790,188
XL Capital Ltd. "A" .......................................................................        105,605          6,415,504
                                                                                                                  -----------
                                                                                                                   12,162,055
                                                                                                                  -----------
Other Financial Companies 1.1%
Federal National Mortgage Association .....................................................        110,500          7,652,125
                                                                                                                  -----------
Real Estate 2.9%
Arden Realty Group, Inc. (REIT) ...........................................................         85,900          1,911,275
Boston Properties, Inc. (REIT) ............................................................         63,800          2,017,675
Equity Office Properties Trust (REIT) .....................................................        172,900          4,398,144
Equity Residential Properties Trust (REIT) ................................................         97,200          4,009,500
General Growth Properties, Inc. (REIT) ....................................................        116,100          3,765,994
ProLogis Trust (REIT) .....................................................................        237,754          4,873,957
                                                                                                                  -----------
                                                                                                                   20,976,545
                                                                                                                  -----------
Durables 5.0%
Aerospace 2.4%
Lockheed Martin Corp. .....................................................................        211,718          7,979,122
Northrop Grumman Corp. ....................................................................         70,200          4,203,225
Rockwell International Corp. ..............................................................        125,500          5,325,906
                                                                                                                  -----------
                                                                                                                   17,508,253
                                                                                                                  -----------
Automobiles 1.8%
Ford Motor Co. ............................................................................        194,300         11,026,525
Meritor Automotive, Inc. ..................................................................        129,266          2,003,623
                                                                                                                  -----------
                                                                                                                   13,030,148
                                                                                                                  -----------
Construction/Agricultural Equipment 0.8%
Caterpillar Inc. ..........................................................................         58,000          2,664,375
PACCAR, Inc. ..............................................................................         71,000          2,924,313
                                                                                                                  -----------
                                                                                                                    5,588,688
                                                                                                                  -----------
Manufacturing 10.6%
Chemicals 3.2%
Akzo Nobel N.V. (ADR) .....................................................................        107,100          3,962,700
Dow Chemical Co. ..........................................................................         45,000          4,193,438
E.I. du Pont de Nemours & Co. .............................................................         62,700          3,640,519
Eastman Chemical Co. ......................................................................         43,750          1,840,234
Imperial Chemical Industries PLC (ADR) (New) ..............................................        190,000          6,804,375
Lyondell Petrochemical Co. ................................................................        191,000          2,614,313
                                                                                                                  -----------
                                                                                                                   23,055,579
                                                                                                                  -----------
Containers & Paper 0.7%
Boise Cascade Corp. .......................................................................          1,043             33,637
Temple-Inland Inc. ........................................................................         75,400          4,731,350
                                                                                                                  -----------
                                                                                                                    4,764,987
                                                                                                                  -----------
Diversified Manufacturing 0.4%
Canadian Pacific Ltd. (Ord.) ..............................................................        149,800          2,898,714
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP Balanced Stock And Bond Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Electrical Products 0.8%
Emerson Electric Co. ......................................................................         50,400          2,668,050
Thomas & Betts Corp. ......................................................................         74,400          2,794,650
                                                                                                                  -----------
                                                                                                                    5,462,700
                                                                                                                  -----------
Industrial Specialty 2.8%
Corning Inc. ..............................................................................        337,800         20,268,000
                                                                                                                  -----------
Machinery/Components/Controls 0.6%
Parker-Hannifin Corp. .....................................................................        138,400          4,740,200
                                                                                                                  -----------
Office Equipment/Supplies 2.1%
Xerox Corp. ...............................................................................        291,800         15,574,825
                                                                                                                  -----------
Technology 0.2%
Semiconductors
Conexant Systems, Inc.* ...................................................................         40,250          1,114,422
                                                                                                                  -----------
Energy 6.5%
Oil & Gas Production 0.9%
Conoco Inc. "A" ...........................................................................        162,700          3,996,319
Royal Dutch Petroleum Co. (New York shares) ...............................................         53,200          2,766,400
                                                                                                                  -----------
                                                                                                                    6,762,719
                                                                                                                  -----------
Oil Companies 4.7%
BP Amoco Plc ..............................................................................         54,299          5,480,805
Mobil Corp. ...............................................................................         48,800          4,294,400
Societe Nationale Elf Aquitaine (ADR) .....................................................        108,781          7,322,321
Texaco Inc. ...............................................................................        124,000          7,037,000
Total S.A. (ADR) ..........................................................................         88,701          5,410,761
YPF S.A. "D" (ADR) ........................................................................        158,500          5,002,656
                                                                                                                  -----------
                                                                                                                   34,547,943
                                                                                                                  -----------
Oil/Gas Transmission 0.9%
Williams Cos., Inc. .......................................................................        159,100          6,284,450
                                                                                                                  -----------
Metals & Minerals 1.2%
Steel & Metals
Allegheny Teledyne Inc. ...................................................................        296,035          5,606,163
Freeport McMoRan Copper & Gold, Inc. "A" ..................................................         93,300            956,325
Oregon Steel Mills, Inc. ..................................................................        101,500          1,059,406
Phelps Dodge Corp. ........................................................................         18,300            901,275
Reynolds Metals Co. .......................................................................         14,300            690,869
                                                                                                                  -----------
                                                                                                                    9,214,038
                                                                                                                  -----------
Construction 2.3%
Building Products 1.1%
Georgia Pacific Group .....................................................................        108,100          8,026,425
                                                                                                                  -----------
Forest Products 1.2%
Georgia Pacific Timber Group ..............................................................         73,500          1,649,156
Weyerhaeuser Co. ..........................................................................        126,400          7,015,200
                                                                                                                  -----------
                                                                                                                    8,664,356
                                                                                                                  -----------
Transportation 3.0%
Airlines 0.8%
Air New Zealand Ltd. "B" ..................................................................      3,200,000          5,562,440
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Marine Transportation 0.3%
Knightsbridge Tankers Ltd. ................................................................        137,500          2,371,875
                                                                                                                  -----------
Railroads 1.9%
CSX Corp. .................................................................................        211,500          8,235,281
Canadian National Railway Co. .............................................................         39,400          2,195,852
Norfolk Southern Corp. ....................................................................        135,500          3,573,813
                                                                                                                  -----------
                                                                                                                   14,004,946
                                                                                                                  -----------
Utilities 3.2%
Electric Utilities
CINergy Corp. .............................................................................        160,400          4,411,000
Duke Energy Corp. .........................................................................         54,989          3,003,774
PacifiCorp ................................................................................        246,100          4,245,225
TNP Enterprises, Inc. .....................................................................        191,900          5,517,125
Unicom Corp. ..............................................................................        166,300          6,080,344
                                                                                                                  -----------
                                                                                                                   23,257,468
                                                                                                                  -----------
Total Common Stocks (Cost $353,620,201) ...................................................                       444,386,153
                                                                                                                  -----------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $636,323,128) (a) ................................                       727,292,515
                                                                                                                  ===========
-----------------------------------------------------------------------------------------------------------------------------

        * Non income producing security

       ** Effective maturities will be shorter due to prepayments.

      (a) At March 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $636,275,325 was as follows:

          Aggregate gross unrealized appreciation for all
          investments in which there is an excess of value over
          tax cost .............................................. $ 116,839,013

          Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax cost
          over value ............................................   (25,821,823)
                                                                  -------------
          Net unrealized appreciation ........................... $  91,017,190
                                                                  =============
--------------------------------------------------------------------------------
          Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 1999 aggregated $147,952,550 and $173,058,563, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $59,757,188 and $48,415,039, respectively.
--------------------------------------------------------------------------------
          The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1999 was $57,099,615.
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

AARP Growth And Income Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.0%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 3/31/1999 at 4.9%
   to be repurchased at $64,568,787 on 4/1/1999, collateralized by a $49,997,000
   U.S. Treasury Note, 6.25%, 10/31/2001 and a $12,021,000 U.S. Treasury Note,
   5.75%, 4/30/2003 (Cost $64,560,000) ....................................................     64,560,000         64,560,000
                                                                                                                -------------
COMMERCIAL PAPER 0.4%
-----------------------------------------------------------------------------------------------------------------------------

Financial
Business Finance 0.2%
Sheffield Receivables Corp., 4.84%, 4/20/1999 .............................................     15,000,000         14,961,683
                                                                                                                -------------
Other Financial Companies 0.2%
Dressdner U.S. Finance Corp., 4.80%, 4/5/1999 .............................................     10,000,000          9,994,667
                                                                                                                -------------
Total Commercial Paper (Cost $24,956,350) .................................................                        24,956,350
                                                                                                                -------------
CONVERTIBLE BONDS 0.5%
-----------------------------------------------------------------------------------------------------------------------------

Financial 0.2%
Real Estate
Security Capital Corp., 6.5%, 3/29/2016 (b) ...............................................     18,250,000         11,070,450
                                                                                                                -------------
Media 0.3%
Advertising
Omnicom Group Inc., 2.25%, 1/6/2013 .......................................................     12,500,000         21,640,625
                                                                                                                -------------
Total Convertible Bonds (Cost $31,239,543) ................................................                        32,711,075
                                                                                                                -------------
CONVERTIBLE PREFERRED STOCKS 1.9%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Consumer Staples 1.0%
Food & Beverage 0.7%
Suiza Foods Corp. 2.7% ....................................................................      1,238,000         42,556,250
                                                                                                                -------------
Miscellaneous 0.3%
Ralston Purina Group, 7%, 8/1/2000 ........................................................        432,100         19,444,500
                                                                                                                -------------
Health 0.7%
Biotechnology
Monsanto Co., 6.5% ........................................................................        914,800         42,538,200
                                                                                                                -------------
Financial 0.1%
Consumer Finance 0.0%
Advanta Corp., 6.75% ......................................................................         68,801            739,611
                                                                                                                -------------
Real Estate 0.1%
ProLogis Trust "B" (REIT), 7.0% ...........................................................        321,500          8,178,156
                                                                                                                -------------
Metals & Minerals 0.1%
Precious Metals
Freeport McMoRan Copper & Gold, Inc., 7.0% ................................................        424,700          6,742,113
                                                                                                                -------------
Total Convertible Preferred Stocks (Cost $147,258,586) ....................................                       120,198,830
                                                                                                                -------------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 96.2%
-----------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.5%
Department & Chain Stores
Rite Aid Corp. ............................................................................      2,429,900         60,747,500
Sears, Roebuck & Co. ......................................................................        729,400         32,959,803
                                                                                                                -------------
                                                                                                                   93,707,303
                                                                                                                -------------
Consumer Staples 4.4%
Food & Beverage 2.3%
H.J. Heinz Co. ............................................................................      1,929,400         91,405,325
Unilever NV (New York shares) .............................................................        839,200         55,754,350
                                                                                                                -------------
                                                                                                                  147,159,675
                                                                                                                -------------
Package Goods/Cosmetics 2.1%
Avon Products, Inc. .......................................................................      2,874,500        135,281,156
                                                                                                                -------------
Health 6.7%
Pharmaceuticals
American Home Products Corp. ..............................................................      3,256,900        212,512,725
Bristol-Myers Squibb Co. ..................................................................      1,900,600        122,232,338
Glaxo Wellcome PLC ........................................................................        680,867         22,831,618
SmithKline Beecham PLC (ADR) ..............................................................      1,031,700         73,766,550
                                                                                                                -------------
                                                                                                                  431,343,231
                                                                                                                -------------
Communications 15.9%
Telephone/Communications
Alltel Corp. ..............................................................................      1,896,300        118,281,713
Ameritech Corp. ...........................................................................        709,600         41,068,100
Bell Atlantic Corp. .......................................................................      3,404,480        175,969,060
BellSouth Corp. ...........................................................................      2,960,400        118,601,025
Compania de Telefonos de Chile, S.A. (ADR)(New) ...........................................         52,192          1,229,774
Frontier Corp. ............................................................................      2,579,900        133,832,313
GTE Corp. .................................................................................      2,180,100        131,896,050
SBC Communicatons, Inc. ...................................................................      1,438,400         67,784,600
Sprint Corp. ..............................................................................      1,790,600        175,702,625
Telesp Participacoes S.A. (ADR) ...........................................................         45,400            936,375
Telesp Participacoes S.A. (pfd.) ..........................................................  2,514,610,000         52,638,192
                                                                                                                -------------
                                                                                                                1,017,939,827
                                                                                                                -------------
Financial 19.6%
Banks 10.5%
Bank One Corp. ............................................................................      1,461,378         80,467,126
BankAmerica Corp. .........................................................................      2,417,831        170,759,314
Chase Manhattan Corp. .....................................................................      1,639,300        133,295,581
First Union Corp. .........................................................................      2,350,074        125,582,079
Fleet Financial Group Inc. ................................................................      1,390,600         52,321,325
KeyCorp ...................................................................................      1,825,200         55,326,375
US Bancorp ................................................................................      1,601,000         54,534,063
                                                                                                                -------------
                                                                                                                  672,285,863
                                                                                                                -------------

    The accompanying notes are an integral part of the financial statements

AARP Growth And Income Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Insurance 2.9%
Lincoln National Corp. ....................................................................        378,500         37,424,188
Safeco Corp. ..............................................................................      1,087,000         43,955,563
XL Capital Ltd. " A" ......................................................................      1,749,617        106,289,233
                                                                                                                -------------
                                                                                                                  187,668,984
                                                                                                                -------------
Other Financial Companies 1.7%
Federal National Mortgage Association .....................................................      1,620,600        112,226,550
                                                                                                                -------------
Real Estate 4.5%
Arden Realty Group, Inc. (REIT) ...........................................................      1,298,700         28,896,075
Boston Properties, Inc. (REIT) ............................................................        988,900         31,273,963
Equity Office Properties Trust (REIT) .....................................................      1,679,200         42,714,650
General Growth Properties, Inc. (REIT) (c) ................................................      2,004,900         65,033,944
Prentiss Properties Trust (REIT) ..........................................................      1,279,100         23,823,238
ProLogis Trust (REIT) .....................................................................      2,816,172         57,731,526
Security Capital Group Inc. "A"* ..........................................................         17,398         12,178,265
Security Capital US Realty (REIT) .........................................................      2,688,521         21,104,890
Spieker Properties, Inc. (REIT) ...........................................................        150,000          5,287,500
                                                                                                                -------------
                                                                                                                  288,044,051
                                                                                                                -------------
Durables 8.0%
Aerospace 3.9%
Lockheed Martin Corp. .....................................................................      3,058,246        115,257,646
Northrop Grumman Corp. ....................................................................        993,500         59,485,813
Rockwell International Corp. ..............................................................      1,871,000         79,400,563
                                                                                                                -------------
                                                                                                                  254,144,022
                                                                                                                -------------
Automobiles 2.9%
Ford Motor Co. ............................................................................      2,681,400        152,169,450
Meritor Automotive, Inc. ..................................................................      2,078,466         32,216,223
                                                                                                                -------------
                                                                                                                  184,385,673
                                                                                                                -------------
Construction/Agricultural Equipment 1.2%
Caterpillar Inc. ..........................................................................        688,400         31,623,375
PACCAR, Inc. ..............................................................................      1,085,900         44,725,506
                                                                                                                -------------
                                                                                                                   76,348,881
                                                                                                                -------------
Manufacturing 16.1%
Chemicals 4.6%
Akzo Nobel NV .............................................................................      1,701,100         63,059,334
Dow Chemical Co. ..........................................................................        699,300         65,166,019
E.I. du Pont de Nemours & Co. .............................................................        974,300         56,570,294
Eastman Chemical Co. ......................................................................        658,900         27,714,981
Imperial Chemical Industries PLC ..........................................................      5,131,789         45,983,253
Lyondell Petrochemical Co. ................................................................      2,707,100         37,053,431
                                                                                                                -------------
                                                                                                                  295,547,312
                                                                                                                -------------
Containers & Paper 1.3%
Boise Cascade Corp. .......................................................................        415,281         13,392,812
Temple-Inland Inc. ........................................................................      1,097,300         68,855,575
                                                                                                                -------------
                                                                                                                   82,248,387
                                                                                                                -------------
Diversified Manufacturing 0.7%
Canadian Pacific Ltd. (Ord.) ..............................................................      2,327,100         45,030,696
                                                                                                                -------------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Electrical Products 1.4%
Emerson Electric Co. ......................................................................        820,900         43,456,394
Thomas & Betts Corp. ......................................................................      1,146,200         43,054,138
                                                                                                                -------------
                                                                                                                   86,510,532
                                                                                                                -------------
Industrial Specialty 4.0%
Corning Inc. ..............................................................................      4,321,300        259,278,000
                                                                                                                -------------
Machinery/Components/Controls 0.8%
Parker-Hannifin Corp. .....................................................................      1,578,300         54,056,775
                                                                                                                -------------
Office Equipment/Supplies 3.3%
Xerox Corp. ...............................................................................      3,998,500        213,419,931
                                                                                                                -------------
Technology 0.3%
Semiconductors
Conexant Systems, Inc.* ...................................................................        595,000         16,474,063
                                                                                                                -------------
Energy 11.6%
Oil & Gas Production 1.0%
Conoco Inc. "A" ...........................................................................      2,538,800         62,359,275
                                                                                                                -------------
Oil Companies 9.5%
BP Amoco Plc ..............................................................................      4,235,598         71,597,743
Chevron Corp. .............................................................................        440,400         38,947,875
Elf Aquitaine S.A. ........................................................................        759,800        103,301,195
Mobil Corp. ...............................................................................        847,000         74,536,000
Royal Dutch Petroleum Co. (New York shares) ...............................................        785,500         40,846,000
Texaco Inc. ...............................................................................      1,875,400        106,428,950
Total S.A. "B" ............................................................................        558,447         68,864,123
Total S.A. (ADR) ..........................................................................        569,496         34,739,256
YPF S.A. "D" (ADR) ........................................................................      2,350,350         74,182,922
                                                                                                                -------------
                                                                                                                  613,444,064
                                                                                                                -------------
Oil/Gas Transmission 1.1%
Williams Cos., Inc. .......................................................................      1,814,700         71,680,650
                                                                                                                -------------
Metals & Minerals 1.5%
Precious Metals 0.1%
Freeport McMoRan Copper & Gold, Inc. "A" ..................................................        546,210          5,598,653
                                                                                                                -------------
Steel & Metals 1.4%
Allegheny Teledyne Inc. ...................................................................      3,810,510         72,161,533
Phelps Dodge Corp. ........................................................................        200,800          9,889,400
Reynolds Metals Co. .......................................................................        219,100         10,585,269
                                                                                                                -------------
                                                                                                                   92,636,202
                                                                                                                -------------
Construction 3.9%
Building Products 1.7%
Georgia Pacific Group .....................................................................      1,482,400        110,068,200
                                                                                                                -------------
Forest Products 2.2%
Georgia Pacific Timber Group ..............................................................      1,186,200         26,615,363
Weyerhaeuser Co. ..........................................................................      2,041,500        113,303,250
                                                                                                                -------------
                                                                                                                  139,918,613
                                                                                                                -------------

    The accompanying notes are an integral part of the financial statements

AARP Growth And Income Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Transportation 3.0%
Railroads
CSX Corp. .................................................................................      2,991,300        116,473,744
Canadian National Railway Co. .............................................................        379,300         21,139,251
Norfolk Southern Corp. ....................................................................      2,105,200         55,524,650
                                                                                                                -------------
                                                                                                                  193,137,645
                                                                                                                -------------
Utilities 3.7%
Electric Utilities
CINergy Corp. .............................................................................      2,326,600         63,981,500
Duke Energy Corp. .........................................................................        792,920         43,313,255
PacifiCorp ................................................................................      2,708,500         46,721,625
Unicom Corp. ..............................................................................      2,316,000         84,678,750
                                                                                                                -------------
                                                                                                                  238,695,130
                                                                                                                -------------
Total Common Stocks (Cost $4,593,714,731) .................................................                     6,180,639,344
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $4,861,729,210) (a) ..............................                     6,423,065,599
                                                                                                                =============
-----------------------------------------------------------------------------------------------------------------------------

       * Non income producing security

     (a) At March 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,860,947,291 was as follows:

         Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value
         over tax cost ......................................... $1,856,001,708

         Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over value .......................................   (293,883,400)
                                                                 --------------
         Net unrealized appreciation ........................... $1,562,118,308
                                                                 ==============

     (b) Securities valued in good faith by the Valuation Committee of the Board of Trustees amounted to $11,070,450 (0.17% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at March 31, 1999 was $18,250,000. These securities may also have certain restrictions as to resale.

     (c) Affiliated Issuer (See Notes to Financial Statements)

--------------------------------------------------------------------------------
         Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1999, aggregated $1,052,755,459 and $1,628,082,370, respectively.

    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.3%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/1999 at
   4.88% to be repurchased at $9,380,271 on 4/1/1999, collateralized by a
   $8,125,000 U.S. Treasury Bond, 7.25%, 8/15/2022 (Cost $9,379,000) ......................      9,379,000          9,379,000
                                                                                                                  -----------
U. S. GOVERNMENT & AGENCIES 0.2%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bill, 4.48%, 5/20/1999 (b) (Cost $780,375) ..................................        785,000            780,243
                                                                                                                  -----------
COMMON STOCKS 97.5%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 7.2%
Apparel & Shoes 0.1%
Fruit of the Loom, Inc.* ..................................................................            300              3,113
Liz Claiborne Inc. ........................................................................            400             13,050
Nike, Inc. "B" ............................................................................          7,200            415,350
                                                                                                                  -----------
                                                                                                                      431,513
                                                                                                                  -----------
Department & Chain Stores 5.7%
CVS Corp. .................................................................................          4,600            218,500
Consolidated Stores Corp.* ................................................................            300              9,094
Costco Companies, Inc.* ...................................................................          5,500            503,594
Dayton Hudson Corp. .......................................................................         12,700            846,138
Dillard's Inc. ............................................................................            100              2,538
Dollar General Corp. ......................................................................          2,375             80,750
Fred Meyer, Inc.* .........................................................................            500             29,438
Gap Inc. ..................................................................................         22,050          1,484,241
Home Depot, Inc. ..........................................................................         57,400          3,573,150
J.C. Penney Co., Inc. .....................................................................         80,400          3,256,200
Kmart Corp.* ..............................................................................          2,800             47,075
Kohl's Corp.* .............................................................................          3,200            226,800
Longs Drug Stores, Inc. ...................................................................            600             18,263
Lowe's Companies, Inc. ....................................................................         12,100            732,050
May Department Stores .....................................................................         22,650            886,181
Nordstrom, Inc. ...........................................................................          4,700            192,113
Rite Aid Corp. ............................................................................          5,900            147,500
Sears, Roebuck & Co. ......................................................................         20,600            930,863
TJX Companies, Inc. (New) .................................................................          9,500            323,000
The Limited, Inc. .........................................................................          6,800            269,450
Wal-Mart Stores Inc. ......................................................................         85,700          7,900,469
Walgreen Co. ..............................................................................         34,800            983,100
                                                                                                                  -----------
                                                                                                                   22,660,507
                                                                                                                  -----------
Home Furnishings 0.4%
Newell Rubbermaid Inc. ....................................................................         16,000            760,000
Tupperware Corp. ..........................................................................         41,000            738,000
                                                                                                                  -----------
                                                                                                                    1,498,000
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Hotels & Casinos 0.3%
Carnival Corp. "A" ........................................................................         25,700          1,248,056
Hilton Hotels Corp. .......................................................................          3,100             43,594
Marriott International, Inc. "A" ..........................................................          1,500             50,438
                                                                                                                  -----------
                                                                                                                    1,342,088
                                                                                                                  -----------
Recreational Products 0.1%
Brunswick Corp. ...........................................................................         10,300            196,344
Hasbro, Inc. ..............................................................................          1,575             45,577
Mattel Inc. ...............................................................................         10,700            266,163
                                                                                                                  -----------
                                                                                                                      508,084
                                                                                                                  -----------
Restaurants 0.4%
Darden Restaurants Inc. ...................................................................            100              2,063
McDonald's Corp. ..........................................................................         31,900          1,445,469
Tricon Global Restaurants* ................................................................          2,520            177,030
Wendy's International, Inc. ...............................................................            100              2,844
                                                                                                                  -----------
                                                                                                                    1,627,406
                                                                                                                  -----------
Specialty Retail 0.2%
AutoZone, Inc.* ...........................................................................            100              3,038
Circuit City Stores Inc. ..................................................................          1,000             76,625
Pep Boys -- Manny, Moe & Jack .............................................................            100              1,525
Staples Inc.* .............................................................................         19,600            644,350
Tandy Corp. ...............................................................................          1,700            108,481
Toys "R" Us Inc.* .........................................................................            100              1,881
                                                                                                                  -----------
                                                                                                                      835,900
                                                                                                                  -----------
Miscellaneous 0.0%
Fortune Brands, Inc. ......................................................................          1,700             65,769
                                                                                                                  -----------
Consumer Staples 7.7%
Alcohol & Tobacco 0.3%
Anheuser-Busch Companies, Inc. ............................................................          9,800            746,638
Seagram Co., Ltd. .........................................................................          7,000            350,000
                                                                                                                  -----------
                                                                                                                    1,096,638
                                                                                                                  -----------
Consumer Electronic & Photographic 0.5%
Eastman Kodak Co. .........................................................................         20,800          1,328,600
Maytag Corp. ..............................................................................          1,400             84,525
Polaroid Corp. ............................................................................            100              2,006
Whirlpool Corp. ...........................................................................          9,200            500,250
                                                                                                                  -----------
                                                                                                                    1,915,381
                                                                                                                  -----------
Consumer Specialties 0.3%
American Greeting Corp., "A" ..............................................................          8,900            225,838
Jostens, Inc. .............................................................................         49,900          1,060,375
                                                                                                                  -----------
                                                                                                                    1,286,213
                                                                                                                  -----------
Farming 0.0%
Archer-Daniels-Midland Co. ................................................................            110              1,616
Pioneer Hi-Bred International, Inc. .......................................................            540             20,318
                                                                                                                  -----------
                                                                                                                       21,934
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Food & Beverage 3.5%
Agribrands International, Inc.* ...........................................................             20                658
Albertson's Inc. ..........................................................................          2,800            152,075
American Stores Co. .......................................................................          2,800             92,400
Bestfoods .................................................................................          3,400            159,800
Campbell Soup Co. .........................................................................          8,600            349,913
Coca-Cola Co., Inc. .......................................................................         92,200          5,658,775
Coca-Cola Enterprises .....................................................................          6,800            205,700
ConAgra, Inc. .............................................................................         33,300            851,231
General Mills, Inc. .......................................................................          5,400            408,038
H.J. Heinz Co. ............................................................................         11,600            549,550
Hershey Foods Corp. .......................................................................            100              5,600
Kellogg Co. ...............................................................................         20,500            693,156
PepsiCo Inc. ..............................................................................         57,300          2,245,444
Quaker Oats Co. ...........................................................................          6,100            381,631
Ralston Purina Group ......................................................................          1,400             37,363
SUPERVALU, Inc. ...........................................................................          2,000             41,250
Safeway Inc.* .............................................................................          7,800            400,238
Unilever NV (New York shares) .............................................................         21,700          1,441,694
William Wrigley Jr. Co. ...................................................................            100              9,044
Winn-Dixie Stores, Inc. ...................................................................          6,900            257,888
                                                                                                                  -----------
                                                                                                                   13,941,448
                                                                                                                  -----------
Package Goods/Cosmetics 3.0%
Avon Products, Inc. .......................................................................         18,100            851,831
Clorox Co. ................................................................................          3,800            445,313
Colgate-Palmolive Co. .....................................................................          8,800            809,600
Gillette Co. ..............................................................................         39,900          2,371,556
International Flavors & Fragrances, Inc. ..................................................         34,500          1,295,906
Kimberly-Clark Corp. ......................................................................         25,000          1,198,438
Procter & Gamble Co. ......................................................................         51,400          5,033,988
                                                                                                                  -----------
                                                                                                                   12,006,632
                                                                                                                  -----------
Textiles 0.1%
Springs Industries, Inc. "A" ..............................................................         15,200            411,350
VF Corp. ..................................................................................          3,300            155,719
                                                                                                                  -----------
                                                                                                                      567,069
                                                                                                                  -----------
Health 12.4%
Biotechnology 0.4%
Amgen Inc.* ...............................................................................         20,800          1,557,400
                                                                                                                  -----------
Health Industry Services 0.3%
Cardinal Health, Inc. .....................................................................          3,250            214,500
HEALTHSOUTH Corp.* ........................................................................          5,400             56,025
Humana Inc.* ..............................................................................            800             13,800
IMS Health Inc. ...........................................................................          7,400            245,125
McKesson HBOC, Inc. .......................................................................          8,800            580,800
Perkin-Elmer Corp. ........................................................................            200             19,413
Shared Medical Systems Corp. ..............................................................          1,400             77,963
United Healthcare Corp. ...................................................................          1,500             78,938
                                                                                                                  -----------
                                                                                                                    1,286,564
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Hospital Management 0.0%
Columbia/HCA Healthcare Corp. .............................................................          4,900             92,794
Tenet Healthcare Corp.* ...................................................................            500              9,469
                                                                                                                  -----------
                                                                                                                      102,263
                                                                                                                  -----------
Medical Supply & Specialty 1.0%
Bausch & Lomb, Inc. .......................................................................          5,200            338,000
Becton, Dickinson & Co. ...................................................................          8,800            337,150
Biomet Inc. ...............................................................................          1,200             50,325
Boston Scientific Corp.* ..................................................................          9,100            369,119
C.R. Bard, Inc. ...........................................................................          6,200            312,713
Guidant Corp. .............................................................................         13,400            810,700
Mallinckrodt, Inc. ........................................................................          5,900            157,088
Medtronic Inc. ............................................................................         24,400          1,750,700
                                                                                                                  -----------
                                                                                                                    4,125,795
                                                                                                                  -----------
Pharmaceuticals 10.7%
Abbott Laboratories .......................................................................         66,400          3,108,350
Allergan Specialty Therapeutics, Inc.* ....................................................              5                 50
Allergan, Inc. ............................................................................          1,000             87,875
American Home Products Corp. ..............................................................         54,900          3,582,225
Baxter International Inc. .................................................................         17,900          1,181,400
Bristol-Myers Squibb Co. ..................................................................         78,600          5,054,963
Eli Lilly & Co. ...........................................................................         44,800          3,802,400
Johnson & Johnson .........................................................................         55,400          5,190,288
Merck & Co., Inc. .........................................................................         92,800          7,441,400
Pfizer, Inc. ..............................................................................         48,500          6,729,375
Pharmacia & Upjohn, Inc. ..................................................................         28,400          1,771,450
Schering-Plough Corp. .....................................................................         50,100          2,771,156
Warner-Lambert Co. ........................................................................         33,500          2,217,281
                                                                                                                  -----------
                                                                                                                   42,938,213
                                                                                                                  -----------
Communications 6.7%
Cellular Telephone 0.5%
AirTouch Communications, Inc.* ............................................................         15,600          1,507,350
Nextel Communications, Inc. "A"* ..........................................................          2,300             84,238
Sprint Corp. (PCS Group)* .................................................................          7,450            330,128
                                                                                                                  -----------
                                                                                                                    1,921,716
                                                                                                                  -----------
Telephone/Communications 6.2%
AT&T Corp. ................................................................................         86,304          6,888,138
Alltel Corp. ..............................................................................         10,400            648,700
Ameritech Corp. ...........................................................................         43,100          2,494,413
Bell Atlantic Corp. .......................................................................         71,506          3,695,966
BellSouth Corp. ...........................................................................          9,000            360,563
Frontier Corp. ............................................................................          9,500            492,813
GTE Corp. .................................................................................         46,200          2,795,100
MCI WorldCom, Inc.* .......................................................................          6,619            586,195
SBC Communicatons, Inc. ...................................................................         67,838          3,196,866
Sprint Corp. ..............................................................................          8,200            804,625
US West, Inc. .............................................................................         54,354          2,992,867
                                                                                                                  -----------
                                                                                                                   24,956,246
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Financial 14.9%
Banks 7.9%
Bank One Corp. ............................................................................         66,580          3,666,061
BB&T Corporation ..........................................................................          3,800            137,513
Bank of New York Co., Inc. ................................................................         15,500            557,031
BankAmerica Corp. .........................................................................         77,893          5,501,193
BankBoston Corp. ..........................................................................         19,600            848,925
Chase Manhattan Corp. .....................................................................         30,300          2,463,769
Comerica Inc. .............................................................................          1,350             84,291
Fifth Third Bancorp. ......................................................................            825             54,398
First Union Corp. .........................................................................         67,112          3,586,298
Firstar Corp. .............................................................................          1,600            143,200
Fleet Financial Group Inc. ................................................................         21,600            812,700
Huntington Bancshares Inc. ................................................................          4,660            144,169
J.P. Morgan & Co., Inc. ...................................................................         17,800          2,196,075
KeyCorp ...................................................................................         32,900            997,281
MBNA Corp. ................................................................................         35,675            851,741
Mellon Bank Corp. .........................................................................          8,100            570,038
Mercantile Bancorporation Inc. ............................................................          5,400            256,500
National City Corp. .......................................................................         19,800          1,314,225
PNC Bank Corp. ............................................................................         26,000          1,444,625
Regions Financial Corp. ...................................................................            100              3,463
State Street Corp. ........................................................................            300             24,656
Summit Bancorp. ...........................................................................         11,000            429,000
SunTrust Banks, Inc. ......................................................................            100              6,225
US Bancorp ................................................................................         21,906            746,173
Union Planters Corp. ......................................................................         43,400          1,906,888
Wachovia Corp. ............................................................................          4,800            389,700
Washington Mutual, Inc. ...................................................................         18,316            748,667
Wells Fargo Co. ...........................................................................         53,300          1,868,831
                                                                                                                  -----------
                                                                                                                   31,753,636
                                                                                                                  -----------
Insurance 2.9%
Aetna Inc. ................................................................................            100              8,300
Allstate Corp. ............................................................................         17,200            637,475
American General Corp. ....................................................................          8,800            620,400
American International Group, Inc. ........................................................         38,433          4,635,981
Aon Corp. .................................................................................          3,650            230,863
Chubb Corp. ...............................................................................            300             17,569
Cigna Corp. ...............................................................................          2,500            209,531
Cincinnati Financial Corp. ................................................................            900             32,794
Conseco, Inc. .............................................................................          1,983             61,228
Hartford Financial Services Group Inc. ....................................................            400             22,725
Jefferson Pilot Corp. .....................................................................          1,100             74,525
Lincoln National Corp. ....................................................................          6,000            593,250
Marsh & McLennan Companies, Inc. ..........................................................         23,550          1,747,116
Progressive Corp. .........................................................................            100             14,350
Providian Financial Corp. .................................................................          9,350          1,028,500
Safeco Corp. ..............................................................................         26,700          1,079,681
St. Paul Companies, Inc. ..................................................................         19,856            616,777

    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Torchmark Corp. ...........................................................................            400             12,650
Transamerica Corp. ........................................................................            200             14,200
UNUM Corp. ................................................................................            200              9,513
                                                                                                                  -----------
                                                                                                                   11,667,428
                                                                                                                  -----------
Consumer Finance 2.4%
American Express Credit Corp. .............................................................         17,600          2,068,000
Associates First Capital Corp. ............................................................         18,746            843,570
Capital One Finance Corp. .................................................................          3,600            543,600
Citigroup Inc. ............................................................................         89,969          5,746,770
SLM Holding Corp. .........................................................................         11,000            459,250
                                                                                                                  -----------
                                                                                                                    9,661,190
                                                                                                                  -----------
Other Financial Companies 1.7%
Bear Stearns Companies, Inc. ..............................................................          1,995             89,152
Federal Home Loan Mortgage Corp. ..........................................................         15,000            856,875
Federal National Mortgage Association .....................................................         38,400          2,659,200
Household International, Inc. .............................................................         20,759            947,129
Morgan Stanley, Dean Witter Discover Co. ..................................................         23,695          2,368,019
                                                                                                                  -----------
                                                                                                                    6,920,375
                                                                                                                  -----------
Media 2.6%
Advertising 0.1%
Interpublic Group of Companies Inc. .......................................................          1,750            136,281
Omnicom Group, Inc. .......................................................................          5,400            431,663
                                                                                                                  -----------
                                                                                                                      567,944
                                                                                                                  -----------
Broadcasting & Entertainment 1.9%
CBS Corp.* ................................................................................         21,800            892,438
Clear Channel Communications, Inc.* .......................................................          5,200            348,725
Time Warner Inc. ..........................................................................         49,100          3,489,169
Viacom Inc. "B"* ..........................................................................         12,700          1,066,006
Walt Disney Co. ...........................................................................         63,700          1,982,663
                                                                                                                  -----------
                                                                                                                    7,779,001
                                                                                                                  -----------
Cable Television 0.5%
Comcast Corp. "A" .........................................................................         16,200          1,019,588
MediaOne Group, Inc.* .....................................................................         13,400            850,900
                                                                                                                  -----------
                                                                                                                    1,870,488
                                                                                                                  -----------
Print Media 0.1%
Gannett Co., Inc. .........................................................................          3,100            195,300
Harcourt General, Inc. ....................................................................            100              4,431
Knight-Ridder, Inc. .......................................................................            200             10,000
New York Times Co. "A" ....................................................................            200              5,700
Times Mirror Co. "A" ......................................................................            100              5,406
Tribune Co. ...............................................................................            500             32,719
                                                                                                                  -----------
                                                                                                                      253,556
                                                                                                                  -----------
Service Industries 2.8%
EDP Services 0.4%
Automatic Data Processing, Inc. ...........................................................         21,200            877,150
Electronic Data Systems Corp. .............................................................         14,900            725,444

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
First Data Corp. ..........................................................................          3,800            162,450
                                                                                                                  -----------
                                                                                                                    1,765,044
                                                                                                                  -----------
Environmental Services 0.4%
Browning Ferris Industries ................................................................         27,200          1,048,900
Waste Management, Inc. ....................................................................         16,000            710,000
                                                                                                                  -----------
                                                                                                                    1,758,900
                                                                                                                  -----------
Investment 0.9%
Charles Schwab Corp. ......................................................................         19,275          1,852,809
Franklin Resources, Inc. ..................................................................          6,200            174,375
Lehman Brothers Holdings, Inc. ............................................................          1,000             59,750
Merrill Lynch & Co., Inc. .................................................................         15,900          1,406,156
Waddel & Reed Financial, Inc. "A" .........................................................             22                451
                                                                                                                  -----------
                                                                                                                    3,493,541
                                                                                                                  -----------
Miscellaneous Commercial Services 0.1%
Ecolab, Inc. ..............................................................................          3,600            127,800
Paychex, Inc. .............................................................................          4,700            222,956
Sodexho Marriott Services, Inc. ...........................................................             25                552
Sysco Corp. ...............................................................................            800             21,050
Tektronix Inc. ............................................................................          3,000             75,750
                                                                                                                  -----------
                                                                                                                      448,108
                                                                                                                  -----------
Miscellaneous Consumer Services 0.2%
Cendant Corp.* ............................................................................         18,980            298,935
H & R Block Inc. ..........................................................................          7,300            345,838
Service Corp. International ...............................................................         18,300            260,775
                                                                                                                  -----------
                                                                                                                      905,548
                                                                                                                  -----------
Printing/Publishing 0.8%
Deluxe Corp. ..............................................................................         55,900          1,628,088
Dow Jones & Co., Inc. .....................................................................          1,200             56,625
Dun & Bradstreet Corp. (New) ..............................................................         19,300            687,563
Equifax Inc. ..............................................................................            700             24,063
McGraw-Hill Inc. ..........................................................................          9,400            512,300
R.R. Donnelley & Sons Co. .................................................................          4,800            154,500
                                                                                                                  -----------
                                                                                                                    3,063,139
                                                                                                                  -----------
Durables 7.1%
Aerospace 1.1%
AlliedSignal Inc. .........................................................................         13,700            673,869
Boeing Co. ................................................................................         36,150          1,233,619
Lockheed Martin Corp. .....................................................................         22,700            855,506
Northrop Grumman Corp. ....................................................................          4,700            281,413
Rockwell International Corp. ..............................................................         11,900            505,006
United Technologies Corp. .................................................................          7,200            975,150
                                                                                                                  -----------
                                                                                                                    4,524,563
                                                                                                                  -----------
Automobiles 1.8%
Cummins Engine Co., Inc. ..................................................................          1,500             53,344
Dana Corp. ................................................................................         16,092            611,496
Eaton Corp. ...............................................................................          2,200            157,300
Ford Motor Co. ............................................................................         57,400          3,257,450

    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
General Motors Corp. ......................................................................         30,000          2,606,250
Genuine Parts Co. .........................................................................         24,400            703,025
Midas Inc. ................................................................................             16                534
                                                                                                                  -----------
                                                                                                                    7,389,399
                                                                                                                  -----------
Construction/Agricultural Equipment 0.3%
Case Corp. ................................................................................            100              2,538
Caterpillar Inc. ..........................................................................         17,600            808,500
Deere & Co. ...............................................................................          7,800            301,275
                                                                                                                  -----------
                                                                                                                    1,112,313
                                                                                                                  -----------
Leasing Companies 0.0%
IKON Office Solutions, Inc. ...............................................................          2,900             37,156
Ryder System, Inc. ........................................................................          1,800             49,725
                                                                                                                  -----------
                                                                                                                       86,881
                                                                                                                  -----------
Telecommunications Equipment 3.8%
Andrew Corp.* .............................................................................            250              3,078
Ascend Communications, Inc.* ..............................................................          9,600            803,400
Cisco Systems, Inc.* ......................................................................         61,625          6,751,789
General Instrument Corp.* .................................................................          4,600            139,438
Lucent Technologies Inc. ..................................................................         50,500          5,441,375
Northern Telecom Ltd. .....................................................................         22,640          1,406,510
Scientific-Atlanta, Inc. ..................................................................            500             13,625
Tellabs, Inc.* ............................................................................          7,400            723,350
                                                                                                                  -----------
                                                                                                                   15,282,565
                                                                                                                  -----------
Tires 0.1%
Cooper Tire & Rubber Co. ..................................................................            100              1,838
Goodyear Tire & Rubber Co. ................................................................          5,300            264,006
                                                                                                                  -----------
                                                                                                                      265,844
                                                                                                                  -----------
Manufacturing 8.8%
Chemicals 1.7%
B.F. Goodrich Co., Inc. ...................................................................         12,700            435,769
Dow Chemical Co. ..........................................................................         22,900          2,133,994
E.I. du Pont de Nemours & Co. .............................................................         46,100          2,676,681
Eastman Chemical Co. ......................................................................         12,100            508,956
Engelhard Corp. ...........................................................................            100              1,694
Great Lakes Chemicals Corp. ...............................................................            100              3,675
Hercules, Inc. ............................................................................         22,500            568,125
Monsanto Co. ..............................................................................          7,300            335,344
Morton International, Inc. ................................................................            400             14,700
Octel Corp.* ..............................................................................             25                306
Praxair, Inc. .............................................................................            100              3,606
Rohm & Haas Co. ...........................................................................          2,200             73,838
Sigma-Aldrich Corp. .......................................................................            100              2,925
Union Carbide Corp. .......................................................................          1,100             49,706
W.R. Grace & Co. ..........................................................................          8,500            103,063
                                                                                                                  -----------
                                                                                                                    6,912,382
                                                                                                                  -----------
Containers & Paper 0.3%
Boise Cascade Corp. .......................................................................            800             25,800

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Crown Cork & Seal Co. Inc. ................................................................          8,100            231,356
Fort James Corp. ..........................................................................          3,500            110,906
International Paper Co. ...................................................................          8,000            337,500
Sealed Air Corp.* .........................................................................             53              2,607
Temple-Inland Inc. ........................................................................            500             31,375
Union Camp Corp. ..........................................................................          6,200            416,175
                                                                                                                  -----------
                                                                                                                    1,155,719
                                                                                                                  -----------
Diversified Manufacturing 5.4%
Aeroquip-Vickers Inc. .....................................................................          3,800            217,788
Cooper Industries, Inc. ...................................................................         15,700            669,213
Dover Corp. ...............................................................................          1,100             36,163
General Electric Co. ......................................................................        132,300         14,635,667
Honeywell, Inc. ...........................................................................          2,800            212,275
ITT Industries Inc. .......................................................................            700             24,763
Minnesota Mining & Manufacturing Co. ......................................................         27,900          1,973,925
National Service Industries, Inc. .........................................................         30,200          1,028,688
TRW, Inc. .................................................................................          9,800            445,900
Tenneco, Inc. .............................................................................         30,400            849,300
Textron, Inc. .............................................................................          2,200            170,225
Tyco International Ltd. (New) .............................................................         18,908          1,356,649
                                                                                                                  -----------
                                                                                                                   21,620,556
                                                                                                                  -----------
Electrical Products 0.3%
Emerson Electric Co. ......................................................................         14,300            757,006
Raychem Corp. .............................................................................            400              9,025
Thomas & Betts Corp. ......................................................................          7,400            277,963
                                                                                                                  -----------
                                                                                                                    1,043,994
                                                                                                                  -----------
Hand Tools 0.1%
Black & Decker Corp. ......................................................................            100              5,544
Briggs & Stratton Corp. ...................................................................          1,600             78,900
Snap-On, Inc. .............................................................................          2,500             72,500
Stanley Works .............................................................................         15,800            404,875
                                                                                                                  -----------
                                                                                                                      561,819
                                                                                                                  -----------
Industrial Specialty 0.3%
Avery Dennison Corp. ......................................................................          2,000            115,000
Corning Inc. ..............................................................................          8,400            504,000
Milacron Inc. .............................................................................          1,200             18,900
PPG Industries, Inc. ......................................................................          8,400            430,500
Pall Corp. ................................................................................         21,100            349,469
Sherwin-Williams Co. ......................................................................            200              5,625
                                                                                                                  -----------
                                                                                                                    1,423,494
                                                                                                                  -----------
Machinery/Components/Controls 0.1%
Harnischfeger Industries, Inc. ............................................................          9,600             54,600
Illinois Tool Works Inc. ..................................................................          2,300            142,313
Ingersoll-Rand Co. ........................................................................          1,450             71,956
Parker-Hannifin Corp. .....................................................................          1,100             37,675
Timken Co. ................................................................................         13,800            224,250
                                                                                                                  -----------
                                                                                                                      530,794
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Office Equipment/Supplies 0.5%
Moore Corp. Ltd. ..........................................................................         27,800            277,263
Pitney Bowes, Inc. ........................................................................         11,000            701,250
Xerox Corp. ...............................................................................         20,200          1,078,175
                                                                                                                  -----------
                                                                                                                    2,056,688
                                                                                                                  -----------
Specialty Chemicals 0.1%
Air Products & Chemicals, Inc. ............................................................          1,500             51,375
Nalco Chemical Co. ........................................................................         10,600            281,563
                                                                                                                  -----------
                                                                                                                      332,938
                                                                                                                  -----------
Technology 15.2%
Computer Software 6.7%
Adobe Systems Inc. ........................................................................            700             39,725
America Online Inc. .......................................................................         44,900          6,555,400
Autodesk, Inc. ............................................................................          1,500             60,656
BMC Software Inc.* ........................................................................          4,800            177,900
Computer Associates International, Inc. ...................................................         13,700            487,206
Compuware Corp.* ..........................................................................         14,800            353,350
Microsoft Corp.* ..........................................................................        196,500         17,611,293
Momentum Business Applications, Inc.* .....................................................             92                822
Oracle Systems Corp.* .....................................................................         62,150          1,639,206
Parametric Technology Corp.* ..............................................................          4,200             82,950
PeopleSoft Inc.* ..........................................................................          4,600             67,275
                                                                                                                  -----------
                                                                                                                   27,075,783
                                                                                                                  -----------
Diverse Electronic Products 1.8%
Applied Materials, Inc.* ..................................................................         12,200            752,588
Dell Computer Corp.* ......................................................................        103,800          4,242,825
Harris Corp. ..............................................................................         10,700            306,288
KLA Tencor Corp.* .........................................................................          1,600             77,700
Motorola Inc. .............................................................................         19,700          1,443,025
Solectron Corp.* ..........................................................................          8,800            427,350
                                                                                                                  -----------
                                                                                                                    7,249,776
                                                                                                                  -----------
EDP Peripherals 0.7%
EMC Corp.* ................................................................................         20,300          2,593,325
Seagate Technology, Inc.* .................................................................          3,200             94,600
                                                                                                                  -----------
                                                                                                                    2,687,925
                                                                                                                  -----------
Electronic Components/Distributors 0.2%
AMP Inc. ..................................................................................         13,152            706,098
Gateway 2000, Inc.* .......................................................................          4,400            301,675
                                                                                                                  -----------
                                                                                                                    1,007,773
                                                                                                                  -----------
Electronic Data Processing 3.1%
Apple Computer, Inc.* .....................................................................          5,300            190,469
Ceridian Corp.* ...........................................................................            200              7,313
Compaq Computer Corp. .....................................................................         59,658          1,890,413
Data General Corp.* .......................................................................            200              2,025
Hewlett-Packard Co. .......................................................................         33,000          2,237,813
International Business Machines Corp. .....................................................         33,300          5,902,425
Silicon Graphics Inc.* ....................................................................            700             11,681

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.* ...................................................................         14,900          1,861,569
Unisys Corp.* .............................................................................         17,200            476,225
                                                                                                                  -----------
                                                                                                                   12,579,933
                                                                                                                  -----------
Military Electronics 0.2%
Computer Sciences Corp. ...................................................................          6,300            347,681
EG&G, Inc. ................................................................................          4,400            116,050
General Dynamics Corp. ....................................................................            200             12,850
Raytheon Co. "B" ..........................................................................          2,000            117,250
                                                                                                                  -----------
                                                                                                                      593,831
                                                                                                                  -----------
Office/Plant Automation 0.1%
3Com Corp.* ...............................................................................          8,700            202,819
Cabletron Systems Inc.* ...................................................................            500              4,094
Novell Inc.* ..............................................................................            900             22,669
                                                                                                                  -----------
                                                                                                                      229,582
                                                                                                                  -----------
Semiconductors 2.4%
Advanced Micro Devices Inc.* ..............................................................          2,100             32,550
Intel Corp. ...............................................................................         64,100          7,635,913
LSI Logic Corp.* ..........................................................................          1,600             49,900
Micron Technology Inc.* ...................................................................         10,100            487,325
National Semiconductor Corp. * ............................................................            900              8,381
Texas Instruments Inc. ....................................................................         15,000          1,488,750
                                                                                                                  -----------
                                                                                                                    9,702,819
                                                                                                                  -----------
Energy 7.3%
Engineering 0.2%
Fluor Corp. ...............................................................................            900             24,300
Foster Wheeler Corp. ......................................................................         77,000            933,625
McDermott International Inc. ..............................................................            400             10,125
                                                                                                                  -----------
                                                                                                                      968,050
                                                                                                                  -----------
Oil & Gas Production 0.8%
Burlington Resources, Inc. ................................................................            100              3,994
Kerr-McGee Corp. ..........................................................................         33,000          1,082,813
Occidental Petroleum Corp. ................................................................        115,300          2,075,400
Royal Dutch Petroleum Co. (New York shares) ...............................................        106,600          5,543,200
                                                                                                                  -----------
                                                                                                                    8,705,407
                                                                                                                  -----------
Oil Companies 4.8%
Amerada Hess Corp. ........................................................................            100              5,031
Ashland Inc. ..............................................................................            100              4,094
Atlantic Richfield Co. ....................................................................         30,600          2,233,800
Chevron Corp. .............................................................................         21,600          1,910,250
Exxon Corp. ...............................................................................         80,400          5,673,225
Mobil Corp. ...............................................................................         21,600          1,900,800
Phillips Petroleum Co. ....................................................................          7,800            368,550
Texaco Inc. ...............................................................................         23,700          1,344,975
USX Marathon Group ........................................................................         14,200            390,500
Unocal Corp. ..............................................................................            100              3,681
                                                                                                                  -----------
                                                                                                                   13,834,906
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Oil/Gas Transmission 0.9%
Enron Corp. ...............................................................................          2,800            179,900
Sempra Energy .............................................................................        156,871          3,009,962
Sonat, Inc. ...............................................................................          5,500            165,000
Sunoco Inc. ...............................................................................            400             14,425
Williams Cos., Inc. .......................................................................          5,400            213,300
                                                                                                                  -----------
                                                                                                                    3,582,587
                                                                                                                  -----------
Oilfield Services/Equipment 0.5%
Baker Hughes, Inc. ........................................................................         10,100            245,556
Halliburton Co. ...........................................................................         13,400            515,900
Rowan Companies, Inc.* ....................................................................            400              5,075
Schlumberger Ltd. .........................................................................         17,200          1,035,225
                                                                                                                  -----------
                                                                                                                    1,801,756
                                                                                                                  -----------
Miscellaneous 0.1%
Reliant Energy, Inc. ......................................................................         17,011            443,349
                                                                                                                  -----------
Metals & Minerals 0.7%
Precious Metals 0.0%
Barrick Gold Corp. ........................................................................            100              1,706
Battle Mountain Gold Co. "A" ..............................................................            100                275
Freeport McMoRan Copper & Gold, Inc. "B" ..................................................          5,600             60,900
Homestake Mining Co. ......................................................................            100                863
Newmont Mining Corp. ......................................................................            143              2,503
Placer Dome Inc. ..........................................................................            100              1,107
                                                                                                                  -----------
                                                                                                                       67,354
                                                                                                                  -----------
Steel & Metals 0.7%
Alcan Aluminium Ltd. ......................................................................            800             20,596
Alcoa Inc. ................................................................................          4,600            189,463
Allegheny Teledyne Inc. ...................................................................         19,800            374,963
Asarco, Inc. ..............................................................................            100              1,375
Bethlehem Steel Corp.* ....................................................................            100                825
Cyprus Amax Minerals Co. ..................................................................         80,000            970,000
Inco Ltd. .................................................................................            100              1,331
Nucor Corp. ...............................................................................            100              4,406
Phelps Dodge Corp. ........................................................................          8,500            418,625
Reynolds Metals Co. .......................................................................          3,000            144,938
USX-US Steel Group, Inc. ..................................................................         12,200            286,700
Worthington Industries, Inc. ..............................................................         38,400            451,200
                                                                                                                  -----------
                                                                                                                    2,864,422
                                                                                                                  -----------
Construction 0.6%
Building Products 0.2%
Armstrong World Industries, Inc. ..........................................................         12,100            546,769
Georgia Pacific Group .....................................................................            400             29,700
Masco Corp. ...............................................................................          5,500            155,375
Owens Corning .............................................................................          2,800             89,075
                                                                                                                  -----------
                                                                                                                      820,919
                                                                                                                  -----------
Forest Products 0.4%
Louisiana-Pacific Corp. ...................................................................          4,900             91,263
Potlatch Corp. ............................................................................         25,200            855,225

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Westvaco Corp. ............................................................................          9,900            207,900
Weyerhaeuser Co. ..........................................................................          9,900            549,450
                                                                                                                  -----------
                                                                                                                    1,703,838
                                                                                                                  -----------
Homebuilding 0.0%
Kaufman & Broad Home Corp. ................................................................            600             13,538
                                                                                                                  -----------
Transportation 0.5%
Air Freight 0.1%
FDX Corp.* ................................................................................          1,960            181,913
                                                                                                                  -----------
Airlines 0.0%
AMR Corp.* ................................................................................            400             23,425
Southwest Airlines Co. ....................................................................          1,350             40,838
US Airways Group, Inc.* ...................................................................          2,400            117,150
                                                                                                                  -----------
                                                                                                                      181,413
                                                                                                                  -----------
Railroads 0.4%
Burlington Northern Santa Fe Corp. ........................................................          4,100            134,788
CSX Corp. .................................................................................         17,200            669,725
Norfolk Southern Corp. ....................................................................         24,700            651,463
Union Pacific Corp. .......................................................................          2,700            144,281
                                                                                                                  -----------
                                                                                                                    1,600,257
                                                                                                                  -----------
Miscellaneous 0.0%
Laidlaw, Inc. .............................................................................          4,700             27,409
                                                                                                                  -----------
Utilities 3.0%
Electric Utilities 2.5%
Ameren Corp. ..............................................................................         20,800            752,700
American Electric Power Co. ...............................................................          5,400            214,313
Baltimore Gas & Electric Co. ..............................................................         25,000            634,375
CINergy Corp. .............................................................................         12,900            354,750
Carolina Power & Light Co. ................................................................            100              3,781
Central & South West Corp. ................................................................         59,600          1,396,875
Consolidated Edison Inc. ..................................................................          4,500            203,906
DTE Energy Co. ............................................................................          3,900            149,906
Dominion Resources Inc. ...................................................................         30,300          1,119,206
Duke Energy Corp. .........................................................................          5,604            306,119
Edison International ......................................................................            100              2,225
Entergy Corp. .............................................................................         14,800            407,000
FPL Group, Inc. ...........................................................................            100              5,325
FirstEnergy Corp. .........................................................................          3,400             94,988
GPU, Inc. .................................................................................            700             26,119
New Century Energies Inc. .................................................................          1,500             51,094
Northern States Power Co. .................................................................         36,500            846,344
P G & E Corp. .............................................................................            100              3,106
PP&L Resources, Inc. ......................................................................         27,828            688,743
PacifiCorp ................................................................................         22,300            384,675
Peco Energy Co. ...........................................................................         11,300            522,625
Public Service Enterprise Group ...........................................................         31,300          1,195,269
Southern Company ..........................................................................         18,200            424,288

    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Texas Utilities Co., Inc. .................................................................          7,722            321,911
Unicom Corp. ..............................................................................          1,600             58,500
                                                                                                                  -----------
                                                                                                                   10,168,143
                                                                                                                  -----------
Natural Gas Distribution 0.5%
Consolidated Natural Gas Corp. ............................................................          4,900            238,569
Eastern Enterprises .......................................................................          6,600            240,075
NICOR, Inc. ...............................................................................          4,300            154,531
ONEOK, Inc. ...............................................................................            200              4,950
Peoples Energy Corp. ......................................................................         44,600          1,441,138
                                                                                                                  -----------
                                                                                                                    2,079,263
                                                                                                                  -----------
Total Common Stocks (Cost $351,545,615) ...................................................                       393,072,572
                                                                                                                  -----------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $361,704,990) (a) ................................                       403,231,815
                                                                                                                  ===========
-----------------------------------------------------------------------------------------------------------------------------

       * Non income producing security.

     (a) At March 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $361,725,333 was as follows:

         Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value
         over tax cost ........................................... $ 51,505,401

         Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over value .........................................   (9,998,919)
                                                                   ------------
         Net unrealized appreciation ............................. $ 41,506,482
                                                                   ============

     (b) At March 31, 1999, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.

         At March 31, 1999, open futures contracts purchased were as follows:

                                                                              Number           Aggregate           Market
                          Futures                       Expiration         of Contracts      Face Value ($)      Value ($)
                          -------                       ----------         ------------      --------------      ---------
                       S&P 500 Index                    June, 1999              4              1,309,024         1,294,500
                                                                                                                 ---------
         Total net unrealized depreciation on open futures contracts purchased ...............................     (14,524)
                                                                                                                 =========

         The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1999 was $192,447,500 and $193,240,024, respectively.
--------------------------------------------------------------------------------
         Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1999 aggregated $232,922,782 and $2,562,743, respectively.
--------------------------------------------------------------------------------
         From November 1, 1997 through September 30, 1998, the fund incurred approximately $24,000 of net realized capital losses on investments. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 1999.

    The accompanying notes are an integral part of the financial statements

AARP Capital Growth Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 0.8%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/1999 at
   4.88% to be repurchased at $12,930,753 on 4/1/1999, collateralized by a
   $13,110,000 U.S. Treasury Note, 3.875%, 1/15/2009 (Cost $12,929,000) ...................     12,929,000         12,929,000
                                                                                                                -------------
COMMERCIAL PAPER 3.0%
-----------------------------------------------------------------------------------------------------------------------------

Deutsche Bank Financial Inc., 4.85%, 4/6/1999 .............................................     20,000,000         19,983,933
Deutsche Bank Financial Inc., 4.81%, 4/9/1999 .............................................     30,000,000         29,968,000
                                                                                                                -------------
Total Commercial Paper (Cost $49,954,583) .................................................                        49,951,933
                                                                                                                -------------
COMMON STOCKS 96.2%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 13.5%
Department & Chain Stores 10.1%
Dayton Hudson Corp. .......................................................................        734,100         48,909,413
Gap Inc. ..................................................................................        177,400         11,941,238
Home Depot, Inc. ..........................................................................        840,900         52,346,025
Rite Aid Corp. ............................................................................        551,100         13,777,500
Wal-Mart Stores Inc. ......................................................................        262,400         24,190,000
Walgreen Co. ..............................................................................        549,500         15,523,375
                                                                                                                -------------
                                                                                                                  166,687,551
                                                                                                                -------------
Hotels & Casinos 1.3%
Carnival Corp. "A" ........................................................................        448,400         21,775,425
                                                                                                                -------------
Recreational Products 0.6%
Electronic Arts Inc.* .....................................................................        192,500          9,143,750
                                                                                                                -------------
Restaurants 0.5%
McDonald's Corp. ..........................................................................        176,800          8,011,250
                                                                                                                -------------
Specialty Retail 1.0%
Office Depot Inc.* ........................................................................        444,600         16,366,838
                                                                                                                -------------
Consumer Staples 5.9%
Alcohol & Tobacco 1.4%
Anheuser-Busch Companies, Inc. ............................................................        319,400         24,334,288
                                                                                                                -------------
Food & Beverage 2.6%
Albertson's Inc. ..........................................................................        457,450         24,845,253
ConAgra, Inc. .............................................................................        695,650         17,782,553
                                                                                                                -------------
                                                                                                                   42,627,806
                                                                                                                -------------
Package Goods/Cosmetics 1.9%
Procter & Gamble Co. ......................................................................        315,450         30,894,384
                                                                                                                -------------

    The accompanying notes are an integral part of the financial statements

AARP Capital Growth Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Health 14.5%
Biotechnology 2.1%
Amgen Inc.* ...............................................................................        283,700         21,242,038
Genentech, Inc.* ..........................................................................        149,300         13,231,713
                                                                                                                -------------
                                                                                                                   34,473,751
                                                                                                                -------------
Medical Supply & Specialty 1.0%
Becton, Dickinson & Co. ...................................................................        421,300         16,141,056
                                                                                                                -------------
Pharmaceuticals 11.4%
American Home Products Corp. ..............................................................        253,000         16,508,250
Baxter International Inc. .................................................................        462,000         30,492,000
Bristol-Myers Squibb Co. ..................................................................        541,500         34,825,219
Pfizer, Inc. ..............................................................................        321,700         44,635,875
Schering-Plough Corp. .....................................................................        564,000         31,196,250
Warner-Lambert Co. ........................................................................        460,200         30,459,488
                                                                                                                -------------
                                                                                                                  188,117,082
                                                                                                                -------------
Communications 4.9%
Telephone/Communications
Bell Atlantic Corp. .......................................................................        411,850         21,287,497
MCI WorldCom, Inc.* .......................................................................        675,150         59,792,963
                                                                                                                -------------
                                                                                                                   81,080,460
                                                                                                                -------------
Financial 13.4%
Banks 1.0%
BankAmerica Corp. .........................................................................        229,522         16,209,991
                                                                                                                -------------
Insurance 5.6%
American International Group, Inc. ........................................................        408,450         49,269,281
MBIA, Inc. ................................................................................        305,400         17,713,200
XL Capital Ltd. "A" .......................................................................        408,700         24,828,525
                                                                                                                -------------
                                                                                                                   91,811,006
                                                                                                                -------------
Consumer Finance 4.4%
American Express Company ..................................................................        197,600         23,218,000
Associates First Capital Corp. ............................................................        443,300         19,948,500
Citigroup Inc. ............................................................................        455,100         29,069,513
                                                                                                                -------------
                                                                                                                   72,236,013
                                                                                                                -------------
Other Financial Companies 2.4%
Federal National Mortgage Association .....................................................        583,000         40,372,750
                                                                                                                -------------
Media 7.5%
Advertising 2.2%
Omnicom Group, Inc. .......................................................................        460,600         36,819,213
                                                                                                                -------------
Broadcasting & Entertainment 1.3%
Infinity Broadcasting Corp.* ..............................................................        464,100         11,950,575
Viacom Inc. "B"* ..........................................................................        115,400          9,686,388
                                                                                                                -------------
                                                                                                                   21,636,963
                                                                                                                -------------
Cable Television 2.5%
AT&T Corp -- Liberty Media Group* .........................................................        773,000         40,679,125
                                                                                                                -------------
Print Media 1.5%
Tribune Co. ...............................................................................        363,000         23,753,813
                                                                                                                -------------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Service Industries 2.5%
EDP Services 1.2%
Automatic Data Processing, Inc. ...........................................................        461,500         19,094,563
                                                                                                                -------------
Environmental Services 1.3%
Waste Management, Inc. ....................................................................        503,850         22,358,344
                                                                                                                -------------
Durables 5.5%
Aerospace 2.3%
United Technologies Corp. .................................................................        282,200         38,220,463
                                                                                                                -------------
Telecommunications Equipment 3.2%
Cisco Systems, Inc.* ......................................................................        265,300         29,066,931
Nokia Corp. "A" (ADR) .....................................................................        154,700         24,094,525
                                                                                                                -------------
                                                                                                                   53,161,456
                                                                                                                -------------
Manufacturing 6.3%
Diversified Manufacturing 4.4%
General Electric Co. ......................................................................        312,300         34,548,188
Textron, Inc. .............................................................................        208,700         16,148,163
Tyco International Ltd. (New) .............................................................        311,300         22,335,775
                                                                                                                -------------
                                                                                                                   73,032,126
                                                                                                                -------------
Electrical Products 0.9%
Emerson Electric Co. ......................................................................        277,700         14,700,744
                                                                                                                -------------
Machinery/Components/Controls 1.0%
Parker-Hannifin Corp. .....................................................................        453,200         15,522,100
                                                                                                                -------------
Technology 16.7%
Computer Software 4.4%
Microsoft Corp.* ..........................................................................        537,900         48,209,288
Oracle Systems Corp.* .....................................................................        654,400         17,259,800
Sterling Commerce, Inc.* ..................................................................        205,700          6,325,275
                                                                                                                -------------
                                                                                                                   71,794,363
                                                                                                                -------------
Diverse Electronic Products 0.9%
Applied Materials, Inc.* ..................................................................        248,200         15,310,838
                                                                                                                -------------
EDP Peripherals 1.8%
EMC Corp.* ................................................................................        234,600         29,970,150
                                                                                                                -------------
Electronic Data Processing 6.1%
Compaq Computer Corp. .....................................................................        584,600         18,524,513
Hewlett-Packard Co. .......................................................................        220,000         14,918,750
International Business Machines Corp. .....................................................        186,400         33,039,400
Sun Microsystems, Inc.* ...................................................................        277,200         34,632,675
                                                                                                                -------------
                                                                                                                  101,115,338
                                                                                                                -------------
Semiconductors 3.5%
Intel Corp. ...............................................................................        402,100         47,900,163
Linear Technology Corp. ...................................................................        197,300         10,111,625
                                                                                                                -------------
                                                                                                                   58,011,788
                                                                                                                -------------

    The accompanying notes are an integral part of the financial statements

AARP Capital Growth Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Energy 5.5%
Oil Companies 3.9%
Exxon Corp. ...............................................................................        213,400         15,058,038
Mobil Corp. ...............................................................................        209,400         18,427,200
Royal Dutch Petroleum Co. (New York shares) ...............................................        604,700         31,444,400
                                                                                                                -------------
                                                                                                                   64,929,638
                                                                                                                -------------
Oilfield Services/Equipment 1.6%
Schlumberger Ltd. .........................................................................        424,800         25,567,650
                                                                                                                -------------
Total Common Stocks (Cost $987,899,443) ...................................................                     1,585,962,076
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $1,050,783,026) (a) ..............................                     1,648,843,009
                                                                                                                =============
-----------------------------------------------------------------------------------------------------------------------------

      * Non income producing security.

    (a) At March 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,050,838,540 was as follows:

        Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value
        over tax cost ........................................... $ 631,986,357

        Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ..............................................   (33,981,888)
                                                                  -------------
        Net unrealized appreciation ............................. $ 598,004,469
                                                                  =============
--------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1999, aggregated $550,553,751 and $506,647,443, respectively.

    The accompanying notes are an integral part of the financial statements

AARP Small Company Stock Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.1%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 3/31/1999 at
   4.88% to be repurchased at $1,613,219 on 4/1/1999, collateralized by a
   $1,640,000 U.S. Treasury Note, 3.375%, 1/15/2007 (Cost $1,613,000) .....................      1,613,000          1,613,000
                                                                                                                   ----------
COMMON STOCKS 97.9%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 15.2%
Apparel & Shoes 2.0%
Brown Group, Inc. .........................................................................         20,000            263,750
Genesco Inc.* .............................................................................         70,300            650,275
Oxford Industries, Inc. ...................................................................         17,400            424,125
Stage Stores, Inc.* .......................................................................         26,000            188,500
                                                                                                                   ----------
                                                                                                                    1,526,650
                                                                                                                   ----------
Department & Chain Stores 1.3%
Ames Department Stores, Inc.* .............................................................         28,000          1,039,500
                                                                                                                   ----------
Home Furnishings 3.1%
Bush Industries, Inc. "A" .................................................................          9,400            115,738
Interface, Inc. ...........................................................................         38,000            365,750
La-Z-Boy Inc. .............................................................................         35,400            672,600
Mikasa, Inc. ..............................................................................         21,400            157,825
Oneida Ltd. ...............................................................................         33,500            569,500
Pillowtex Corp. ...........................................................................         12,100            171,669
Thomas Industries, Inc. ...................................................................         19,500            365,625
                                                                                                                   ----------
                                                                                                                    2,418,707
                                                                                                                   ----------
Hotels & Casinos 0.3%
Prime Hospitality Corp.* ..................................................................         24,700            245,456
                                                                                                                   ----------
Recreational Products 0.9%
CPI Corp. .................................................................................         30,400            680,200
                                                                                                                   ----------
Restaurants 2.6%
Applebee's International Inc. .............................................................         10,500            260,531
Avado Brands, Inc. ........................................................................         26,200            155,563
CEC Entertainment Inc.* ...................................................................         11,800            423,325
IHOP Corp.* ...............................................................................         11,800            463,150
Rainforest Cafe Inc.* .....................................................................          4,800             24,150
Ruby Tuesday, Inc. ........................................................................         42,400            736,700
                                                                                                                   ----------
                                                                                                                    2,063,419
                                                                                                                   ----------
Specialty Retail 5.0%
Aaron Rents, Inc. .........................................................................         42,800            668,750
Corporate Express, Inc.* ..................................................................         26,000            134,875
Friedman's, Inc., "A" .....................................................................         33,300            299,700
Hancock Fabrics, Inc. .....................................................................         72,900            460,181
Inacom Corp.* .............................................................................         28,900            223,975
Just For Feet, Inc.* ......................................................................         18,500            231,250
The Finish Line, Inc. "A"* ................................................................         65,100            838,163

    The accompanying notes are an integral part of the financial statements

AARP Small Company Stock Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Wet Seal, Inc. "A"* .......................................................................         22,400            826,000
Zale Corp.* ...............................................................................          7,400            252,988
                                                                                                                   ----------
                                                                                                                    3,935,882
                                                                                                                   ----------
Consumer Staples 3.9%
Food & Beverage 2.6%
Michael Foods, Inc. .......................................................................         26,000            495,625
Riviana Foods, Inc. .......................................................................         49,400          1,154,725
Ruddick Corp. .............................................................................         18,000            351,000
                                                                                                                   ----------
                                                                                                                    2,001,350
                                                                                                                   ----------
Package Goods/Cosmetics 0.3%
Chattem, Inc.* ............................................................................          9,100            284,375
                                                                                                                   ----------
Textiles 1.0%
Guilford Mills, Inc. ......................................................................         42,650            373,188
Kellwood Company ..........................................................................         18,300            403,744
                                                                                                                   ----------
                                                                                                                      776,932
                                                                                                                   ----------
Health 1.9%
Health Industry Services 0.3%
NCS HealthCare, Inc. "A"* .................................................................          3,000             36,000
Prime Medical Services, Inc.* .............................................................         30,200            222,725
                                                                                                                   ----------
                                                                                                                      258,725
                                                                                                                   ----------
Medical Supply & Specialty 1.6%
Bindley Western Industries, Inc. ..........................................................         40,266          1,150,098
NBTY Inc.* ................................................................................         20,600            100,425
                                                                                                                   ----------
                                                                                                                    1,250,523
                                                                                                                   ----------
Financial 8.4%
Banks 1.9%
D & N Financial Corp. .....................................................................         22,400            509,600
NBT Bancorp Inc. ..........................................................................         16,611            346,755
Riggs National Corp. ......................................................................         13,500            227,813
Usbancorp, Inc. ...........................................................................          4,000             58,500
UST Corp. .................................................................................         16,900            369,159
                                                                                                                   ----------
                                                                                                                    1,511,827
                                                                                                                   ----------
Insurance 5.5%
American Annuity Group, Inc. ..............................................................          9,200            200,100
American Heritage Life Investment Corp. ...................................................         45,400          1,058,388
Fidelity National Financial, Inc. .........................................................         16,170            242,550
Harleysville Group, Inc. ..................................................................         33,800            654,875
Hilb, Rogal & Hamilton Co. ................................................................         51,900            879,056
Kansas City Life Insurance Co. ............................................................          3,000            244,500
Nymagic, Inc. .............................................................................          5,100             66,300
RLI Corp. .................................................................................         19,375            566,719
Selective Insurance Group, Inc. ...........................................................         18,800            331,350
                                                                                                                   ----------
                                                                                                                    4,243,838
                                                                                                                   ----------
Business Finance 0.6%
Advest Group, Inc. ........................................................................         26,600            492,100
                                                                                                                   ----------
Miscellaneous 0.4%
Resource Bancshares Mortgage Group, Inc. ..................................................         24,100            310,288
                                                                                                                   ----------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Media 0.9%
Advertising
Grey Advertising, Inc. ....................................................................          1,910            662,770
                                                                                                                   ----------
Service Industries 7.8%
EDP Services 0.7%
Computer Horizons Corp.* ..................................................................          3,300             36,094
Cotelligent Group, Inc.* ..................................................................         12,500            110,938
Pomeroy Computer Resources, Inc.* .........................................................         31,700            412,100
                                                                                                                   ----------
                                                                                                                      559,132
                                                                                                                   ----------
Environmental Services 1.7%
Dames & Moore, Inc. .......................................................................         30,000            335,625
IMCO Recycling Inc. .......................................................................         24,300            312,863
Mine Safety Appliance Co. .................................................................         12,000            696,000
                                                                                                                   ----------
                                                                                                                    1,344,488
                                                                                                                   ----------
Investment 0.8%
Southwest Securities Group, Inc. ..........................................................         21,100            596,075
                                                                                                                   ----------
Miscellaneous Commercial Services 3.4%
ABM Industries, Inc. ......................................................................         32,200            982,100
Barnett, Inc.* ............................................................................          2,600             22,750
Caribiner International, Inc.* ............................................................         27,900            254,588
Data Processing Resources Corp.* ..........................................................            700              9,581
McGrath Rentcorp ..........................................................................         36,700            669,775
Personnel Group of America, Inc.* .........................................................         10,700             76,906
Sitel Corp.* ..............................................................................          9,100             21,613
Veritas DGC Inc.* .........................................................................         36,300            515,006
Volt Information Sciences, Inc.* ..........................................................          7,000            115,063
                                                                                                                   ----------
                                                                                                                    2,667,382
                                                                                                                   ----------
Printing/Publishing 1.2%
Applied Graphics Technologies, Inc.* ......................................................          6,600             49,500
Bowne & Co., Inc. .........................................................................         27,200            317,900
Merrill Corp. .............................................................................         44,000            588,500
                                                                                                                   ----------
                                                                                                                      955,900
                                                                                                                   ----------
Durables 8.3%
Aerospace 1.9%
AAR Corp. .................................................................................         11,100            197,719
Curtiss-Wright Corp. ......................................................................         16,900            524,956
Kaman Corp. "A" ...........................................................................         60,200            771,313
                                                                                                                   ----------
                                                                                                                    1,493,988
                                                                                                                   ----------
Automobiles 4.7%
Borg-Warner Automotive Inc. ...............................................................         13,858            662,586
Coachmen Industries, Inc. .................................................................         24,900            510,450
Intermet Corp. ............................................................................         38,800            518,950
Simpson Industries, Inc. ..................................................................         82,900            797,913
Thor Industries, Inc. .....................................................................         29,250            661,781
Wynn's International, Inc. ................................................................         31,500            549,281
                                                                                                                   ----------
                                                                                                                    3,700,961
                                                                                                                   ----------

    The accompanying notes are an integral part of the financial statements

AARP Small Company Stock Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Construction/Agricultural Equipment 0.9%
Terex Corp.* ..............................................................................          3,700             89,263
The Manitowoc Company, Inc. ...............................................................         15,300            640,688
                                                                                                                   ----------
                                                                                                                      729,951
                                                                                                                   ----------
Leasing Companies 0.4%
Budget Group, Inc.* .......................................................................         15,800            193,550
Leasing Solutions, Inc.* ..................................................................         33,600             77,700
                                                                                                                   ----------
                                                                                                                      271,250
                                                                                                                   ----------
Miscellaneous 0.4%
MotivePower Industries, Inc.* .............................................................         12,100            304,013
                                                                                                                   ----------
Manufacturing 19.0%
Chemicals 1.9%
Mississippi Chemical Corp. ................................................................         11,500            107,813
NCH Corp. .................................................................................         11,400            544,350
Stepan Co. ................................................................................         35,800            796,550
                                                                                                                   ----------
                                                                                                                    1,448,713
                                                                                                                   ----------
Containers & Paper 0.7%
Chesapeake Corp. ..........................................................................          2,000             54,250
Clarcor, Inc. .............................................................................         23,250            396,703
Wausau-Mosinee Paper Corp. ................................................................          4,970             69,580
                                                                                                                   ----------
                                                                                                                      520,533
                                                                                                                   ----------
Diversified Manufacturing 1.6%
Cascade Corp. .............................................................................         36,800            391,000
Robbins & Myers, Inc. .....................................................................         11,300            194,925
Scotsman Industries, Inc. .................................................................         11,600            199,375
Tredegar Industries, Inc. .................................................................         13,200            408,375
Valmont Industries ........................................................................          3,500             48,563
                                                                                                                   ----------
                                                                                                                    1,242,238
                                                                                                                   ----------
Electrical Products 0.9%
C&D Technologies, Inc. ....................................................................         18,000            447,750
The Alpine Group, Inc.* ...................................................................         28,000            283,500
                                                                                                                   ----------
                                                                                                                      731,250
                                                                                                                   ----------
Hand Tools 0.9%
L.S. Starrett Corp. .......................................................................         27,100            731,700
                                                                                                                   ----------
Industrial Specialty 6.4%
Albany International Corp. "A" ............................................................         33,033            619,369
Barnes Group, Inc. ........................................................................         37,400            701,250
Chart Industries, Inc. ....................................................................         64,900            425,906
Commercial Intertech Corp. ................................................................         46,700            519,538
General Cable Corp. .......................................................................         10,700            113,019
Huffy Corp. ...............................................................................         34,700            416,400
Lawson Products, Inc. .....................................................................         41,800            856,900
RTI International Metals, Inc. ............................................................         19,200            180,000
Regal-Beloit Corp. ........................................................................         36,500            659,281
Spartech Corp. ............................................................................         25,300            521,813
                                                                                                                   ----------
                                                                                                                    5,013,476
                                                                                                                   ----------

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Machinery/Components/Controls 5.1%
Amcast Industrial Corp. ...................................................................         22,600            364,425
Columbus McKinnon Corp. ...................................................................         30,800            619,850
DT Industries, Inc. .......................................................................         28,200            199,163
Dura Automotive Systems, Inc.* ............................................................         14,588            412,111
Gleason Corp. .............................................................................         25,000            423,438
Graco, Inc. ...............................................................................         25,050            552,666
Reliance Steel & Aluminum Co. .............................................................         15,300            440,831
Shaw Group, Inc.* .........................................................................         32,000            446,000
Tennant Company ...........................................................................          7,200            246,600
Woodward Governor Co. .....................................................................         11,100            277,500
                                                                                                                   ----------
                                                                                                                    3,982,584
                                                                                                                   ----------
Wholesale Distributors 1.5%
A.M. Castle & Co. .........................................................................         25,100            302,769
Applied Industrial Technology, Inc. .......................................................         27,800            309,275
Hughes Supply, Inc. .......................................................................         24,750            563,063
                                                                                                                   ----------
                                                                                                                    1,175,107
                                                                                                                   ----------
Technology 7.1%
Computer Software 2.4%
Activision, Inc.* .........................................................................         46,500            575,438
MTS Systems Corp. .........................................................................         49,000            496,125
Structural Dynamics Research Corp.* .......................................................         43,600            831,125
                                                                                                                   ----------
                                                                                                                    1,902,688
                                                                                                                   ----------
EDP Peripherals 0.3%
Black Box Corp.* ..........................................................................          5,900            182,900
NeoMagic Corp.* ...........................................................................          2,800             27,825
                                                                                                                   ----------
                                                                                                                      210,725
                                                                                                                   ----------
Electronic Components/Distributors 4.4%
CHS Electronics, Inc.* ....................................................................         52,400            167,025
CTS Corp. .................................................................................         23,900          1,181,539
Daisytek International Corp.* .............................................................         10,200            169,575
Insight Enterprises, Inc.* ................................................................         25,275            625,556
Park Electrochemical Corp. ................................................................         18,200            427,700
Pioneer Standard Electronics, Inc. ........................................................         43,100            282,844
Technitrol, Inc. ..........................................................................         25,500            588,094
                                                                                                                   ----------
                                                                                                                    3,442,333
                                                                                                                   ----------
Precision Instruments 0.0%
Innovex, Inc. .............................................................................            400              5,350
                                                                                                                   ----------
Energy 2.3%
Oil & Gas Production 1.0%
Marine Drilling Companies, Inc.* ..........................................................         16,700            183,700
Resource America, Inc. "A" ................................................................         28,900            249,263
UTI Energy Corp.* .........................................................................         35,100            372,938
                                                                                                                   ----------
                                                                                                                      805,901
                                                                                                                   ----------

    The accompanying notes are an integral part of the financial statements

AARP Small Company Stock Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment 1.3%
Daniel Industries .........................................................................         34,200            521,550
RPC, Inc. .................................................................................         68,700            442,256
                                                                                                                   ----------
                                                                                                                      963,806
                                                                                                                   ----------
Metals & Minerals 1.2%
Steel & Metals
Cleveland-Cliffs, Inc. ....................................................................         21,000            715,313
Commercial Metals Co. .....................................................................         13,000            260,000
                                                                                                                   ----------
                                                                                                                      975,313
                                                                                                                   ----------
Construction 7.2%
Building Materials 4.1%
Ameron International Corp. ................................................................         20,300            720,650
Florida Rock Industries, Inc. .............................................................         27,000            921,375
Lone Star Industries, Inc. ................................................................         27,000            837,000
Puerto Rican Cement Co., Inc. .............................................................         14,600            468,113
Texas Industries, Inc. ....................................................................         11,100            275,419
                                                                                                                   ----------
                                                                                                                    3,222,557
                                                                                                                   ----------
Homebuilding 1.9%
Skyline Corp. .............................................................................         38,300          1,062,825
Standard Pacific Corp. ....................................................................         35,500            457,063
                                                                                                                   ----------
                                                                                                                    1,519,888
                                                                                                                   ----------
Miscellaneous 1.2%
Granite Construction, Inc. ................................................................         38,100            890,588
                                                                                                                   ----------
Transportation 1.7%
Airlines 0.6%
Alaska Air Group Inc.* ....................................................................          9,600            456,000
                                                                                                                   ----------
Trucking 1.1%
Roadway Express, Inc. .....................................................................         24,200            412,913
USFreightways Corp. .......................................................................         13,600            447,100
                                                                                                                   ----------
                                                                                                                      860,013
                                                                                                                   ----------
Utilities 13.0%
Electric Utilities 5.7%
Black Hills Corp. .........................................................................         49,100          1,046,444
Northwestern Corp. ........................................................................         44,800          1,162,000
Public Service Co. of New Mexico ..........................................................         19,700            334,900
SIGCORP, Inc. .............................................................................         33,200            908,850
TNP Enterprises, Inc. .....................................................................         34,200            983,250
                                                                                                                   ----------
                                                                                                                    4,435,444
                                                                                                                   ----------
Natural Gas Distribution 4.6%
CTG Resources Inc. ........................................................................         14,000            337,750
Colonial Gas Co. ..........................................................................         12,700            438,150
Connecticut Energy Corp. ..................................................................         18,300            443,775
Eastern Enterprises .......................................................................          7,700            280,088
Energen Corp. .............................................................................         30,800            460,075
Laclede Gas Co. ...........................................................................         21,900            458,531
NUI Corp. .................................................................................         44,800            966,000

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Northwest Natural Gas Co. .................................................................          7,400            161,875
ONEOK, Inc. ...............................................................................          2,400             59,400
                                                                                                                   ----------
                                                                                                                    3,605,644
                                                                                                                   ----------
Water Supply 2.7%
Aquarion Co. ..............................................................................         40,650          1,117,875
California Water Service Group ............................................................         40,800            984,300
                                                                                                                   ----------
                                                                                                                    2,102,175
                                                                                                                   ----------
Total Common Stocks (Cost $88,428,417) ....................................................                        76,569,708
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $90,041,417) (a) .................................                        78,182,708
                                                                                                                   ==========
-----------------------------------------------------------------------------------------------------------------------------

       * Non-income producing security.

     (a) At March 31, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $90,041,417 was as follows:

         Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value
         over tax cost ........................................... $  7,370,273

         Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over value .........................................  (19,228,982)
                                                                   ------------
         Net unrealized depreciation ............................. $(11,858,709)
                                                                   ============
--------------------------------------------------------------------------------
         Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1999 aggregated $9,451,845 and $26,602,338, respectively.
--------------------------------------------------------------------------------
         At September 30, 1998, and to the extent provided in regulations, the fund had capital loss carryforwards of approximately $2,000, all of which expire September 30, 2006. In addition, from November 1, 1997 through September 30, 1998, the fund incurred approximately $210,000 of net realized capital losses on investments. As permitted by tax regulations, the fund intends to elect to defer this loss and treat it as arising in the fiscal year ended September 30, 1999.

    The accompanying notes are an integral part of the financial statements

AARP Global Growth Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.8%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin and Jenrette dated 3/31/1999 at 4.9%
   to be repurchased at $5,579,759 on 4/1/1999, collateralized by a
   $5,592,000 U.S. Treasury Bond, 3.875%, 1/15/2009 (Cost $5,579,000) .....................      5,579,000          5,579,000
                                                                                                                  -----------
U. S. GOVERNMENT AGENCY OBLIGATIONS 2.7%
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 4.82%, 4/1/1999 (Cost $4,000,000) ..................      4,000,000          4,000,000
                                                                                                                  -----------
COMMON STOCKS 93.5%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Argentina 0.9%
Telefonica de Argentina SA "B" (ADR) (Telecommunication services) .........................         17,600            532,400
YPF S.A. "D" (ADR) (Petroleum company) ....................................................         26,800            845,875
                                                                                                                  -----------
                                                                                                                    1,378,275
                                                                                                                  -----------
Australia 2.6%
Foster's Brewing Group, Ltd. (Leading brewery) ............................................        445,458          1,311,023
Normandy Mining Ltd. (Mining and oil enterprises) .........................................        610,700            487,967
WMC Ltd. (Mineral exploration and production) .............................................        151,000            480,698
Woodside Petroleum Ltd. (Major oil and gas producer) ......................................        259,800          1,571,900
                                                                                                                  -----------
                                                                                                                    3,851,588
                                                                                                                  -----------
Austria 0.4%
Flughafen Wien AG (Operator of terminals and facilities at Vienna
   International Airport) .................................................................         14,100            597,048
                                                                                                                  -----------
Brazil 0.9%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ...........................         38,650            560,425
Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining and industrial
   complex) ...............................................................................         55,200            821,080
                                                                                                                  -----------
                                                                                                                    1,381,505
                                                                                                                  -----------
Canada 3.6%
BCE, Inc. (Telecommunication services) ....................................................         21,600            955,467
Barrick Gold Corp. (Gold exploration and production in North and
   South America) .........................................................................         69,700          1,189,256
Canadian National Railway Co. (Railroad operator) .........................................         24,000          1,337,575
Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) ...........         46,050            891,093
Molson Cos., Ltd. "A" (Brewery) ...........................................................         44,900            627,826
Noranda, Inc. (Operator in mining and metals) .............................................         26,100            268,956
                                                                                                                  -----------
                                                                                                                    5,270,173
                                                                                                                  -----------
France 2.7%
AXA SA (Insurance group providing insurance, finance and real estate services) ............         11,540          1,531,544
Assurances Generales de France (Health, life and liability insurance) .....................         14,510            784,084

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Assurances Generales de France -- CVG Shares* .............................................         14,510            121,533
Canal Plus (Leading pay television network) ...............................................          5,320          1,561,014
                                                                                                                  -----------
                                                                                                                    3,998,175
                                                                                                                  -----------
Germany 11.8%
Allianz AG (Multi-line insurance company) .................................................          4,788          1,459,247
BASF AG (Leading international chemical producer) .........................................         37,640          1,379,033
Bayer AG (Leading chemical producer) ......................................................         51,505          1,931,543
Bayerische Vereinsbank AG (Commercial bank) ...............................................         26,352          1,577,788
Deutsche Telekom AG (Telecommunication services) ..........................................         35,407          1,444,546
Deutsche Telekom AG (ADR) .................................................................         13,366            540,488
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing
   presses) ...............................................................................          6,915            369,933
Hoechst AG (Chemical producer) ............................................................         47,033          2,040,862
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)
   (Insurance company) ....................................................................          5,715          1,155,003
Muenchener Rueckversicherungs-Gesellschaft AG Rights* .....................................          4,862            305,871
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ..................         37,337          1,654,431
Schering AG (Pharmaceutical and chemical producer) ........................................          8,860          1,032,712
VEBA AG (Electric utility, distributor of oil and chemicals) ..............................         29,356          1,545,081
VIAG AG (Provider of electrical power and natural gas services, aluminum
   products, chemicals, ceramics and glass) ...............................................          1,892          1,044,678
                                                                                                                  -----------
                                                                                                                   17,481,216
                                                                                                                  -----------
Hong Kong 2.5%
Cheung Kong Holdings Ltd. (Real estate company) ...........................................        114,000            867,927
Citic Pacific Ltd. (Diversified holding company) ..........................................        484,000          1,018,027
Hutchison Whampoa, Ltd. (Container terminal and real estate company) ......................        164,000          1,290,922
New World Development Co., Ltd. (Property investment and development,
   construction and engineering, hotels and restaurants, telecommunications) ..............        243,387            478,954
                                                                                                                  -----------
                                                                                                                    3,655,830
                                                                                                                  -----------
Japan 10.5%
Bank of Tokyo-Mitsubishi, Ltd. (Provider of financial services) ...........................         63,000            868,158
Daiwa Securities Co., Ltd. (Brokerage and other financial services) .......................        180,000            965,127
Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer
   electronic products) ...................................................................         68,000          1,326,353
Mitsubishi Estate Co., Ltd. (Most prestigious real estate co.) ............................        159,000          1,617,791
Mitsui Fudosan Co., Ltd. (Real estate company) ............................................         96,000            864,916
Sanwa Bank, Ltd. (Major city bank) ........................................................         76,000            824,622
Sharp Corp. (Manufacturer of consumer and industrial electronics) .........................        152,000          1,604,323
Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms) ...............          2,300          1,165,245
Sony Corp. (Manufacturer of consumer electronic products) .................................         20,500          1,895,423
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining
   company) ...............................................................................        102,000            434,940
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ...............................          9,000            728,785
Toshiba Corp. (General electronics manufacturer) ..........................................        234,000          1,598,463
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) ...............         49,000          1,551,549
                                                                                                                  -----------
                                                                                                                   15,445,695
                                                                                                                  -----------
Netherlands 0.7%
AEGON Insurance Group NV (Insurance company) ..............................................         11,408          1,042,434
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP Global Growth Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Portugal 0.3%
Electricidade de Portugal (Electric utility) ..............................................         19,650            388,208
                                                                                                                  -----------
South Africa 0.5%
Anglo American Platinum Corp., Ltd. (ADR) (Leading platinum producer) .....................         48,765            780,240
                                                                                                                  -----------
Sweden 0.5%
AGA AB "B" (Producer and distributor of industrial and medical gases) .....................         54,600            684,744
                                                                                                                  -----------
Switzerland 7.4%
Clariant AG (Registered) (Manufacturer of color chemicals) ................................          1,396            658,076
Nestle SA (Registered) (Food manufacturer) ................................................          1,197          2,180,049
Novartis AG (Bearer) (Pharmaceutical company) .............................................            673          1,098,534
Novartis AG (Registered) ..................................................................            468            761,061
Roche Holding AG (Genussscheine) (Producer of drugs and medicines) ........................            143          1,748,214
Schweizerische Rueckversicherungs-Gesellschaft (Registered) (Life, accident
   and health insurance company) ..........................................................            705          1,563,802
Swisscom AG* (Reigstered) (Operator of telecommunication networks and
   network application services) ..........................................................          4,597          1,799,632
UBS AG (Registered) (Provider of banking and management services) .........................          3,557          1,120,258
                                                                                                                  -----------
                                                                                                                   10,929,626
                                                                                                                  -----------
United Kingdom 13.3%
BOC Group PLC (Producer of industrial gases) ..............................................        107,723          1,499,179
Carlton Communications PLC (Television post production products and services) .............        176,420          1,740,311
Enterprise Oil PLC (Oil and gas exploration and production) ...............................        113,267            651,473
General Electric Co., PLC (Manufacturer of power, communications and
   defense equipment) .....................................................................        253,830          2,280,584
Great Universal Stores PLC "A" (Catalog home shopping, retailing, finance and
   property investment) ...................................................................         40,327            423,853
Lasmo PLC (Oil production and exploration) ................................................        373,955            760,725
National Grid Group PLC (Owner and operator of electric transmission systems) .............        240,210          1,755,850
Railtrack Group PLC (Operator of railway infrastructure) ..................................         70,650          1,615,152
Reuters Group PLC (International news agency) .............................................        190,577          2,793,793
Rio Tinto PLC (Mining and finance company) ................................................        131,709          1,818,107
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) .......................        272,650          1,834,506
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare
   products) ..............................................................................        128,267          1,852,393
United Assurance Group PLC (Holding company for insurance businesses and
   financial service providers) ...........................................................         87,729            621,793
                                                                                                                  -----------
                                                                                                                   19,647,719
                                                                                                                  -----------
United States 34.9%
AT&T Corp -- Liberty Media Group* (Holding company of entertainment
   networks) ..............................................................................         29,688          1,562,331
AT&T Corp. (Telecommunication services) ...................................................         30,562          2,439,230
America Online Inc. (Provider of online computer services) ................................          2,900            423,400
Atlantic Richfield Co. (Petroleum company) ................................................         26,900          1,963,700
Biogen Inc.* (Biotechnology research and development) .....................................          9,400          1,074,538
CINergy Corp. (Holding company of electrical utilities in Ohio, Indiana and
   Kentucky) ..............................................................................         22,200            610,500
CSX Corp. (Railroad, integrated transportation systems and shipping container
   company) ...............................................................................         19,900            774,856

    The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Conoco Inc. "A" (Explorer of crude oil, natural gas, and natural gas liquids) .............         43,100          1,058,644
Duke Energy Corp. (Electric utility in the Carolinas) .....................................         25,000          1,365,625
Electronic Data Systems Corp. (Provider of information technology services) ...............         31,200          1,519,050
Enron Corp. (Producer of natural gas and electricity) .....................................         30,810          1,979,543
Equity Residential Properties Trust (REIT) (Owner of apartment properties) ................         34,000          1,402,500
Homestake Mining Co. (Major international gold producer) ..................................        133,600          1,152,300
Immunex Corp.* (Biopharmaceutical company) ................................................         20,800          1,731,600
International Business Machines Corp. (Principal manufacturer and servicer
   of business and computing machines) ....................................................         16,200          2,871,448
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment) ............         29,800          1,123,088
MBIA, Inc. (Insurer of municipal bonds) ...................................................         25,520          1,480,160
Motorola Inc. (Manufacturer of telecommunication products and
   semiconductors) ........................................................................         26,900          1,970,425
Newmont Mining Corp. (International gold exploration and mining company) ..................         53,800            941,500
Northrop Grumman Corp. (Manufacturer of aircraft, aircraft assemblies and
   electronic systems for military and commercial use) ....................................         24,900          1,490,888
Oracle Systems Corp.* (Database management software) ......................................         25,650            676,519
Parametric Technology Corp.* (Mechanical design software producer) ........................         40,400            797,900
Peco Energy Co. (Electric and gas utility) ................................................         57,700          2,668,625
Phillips Petroleum Co. (Petroleum exploration, production and refining) ...................         24,000          1,134,000
ProLogis Trust (REIT) (Global owner of corporate distribution facilities) .................         20,100            412,050
Sabre Group Holdings Inc. "A"* (Travel reservation system provider) .......................         32,600          1,479,225
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
   services) ..............................................................................         43,600          1,340,700
Stillwater Mining Co.* (Exploration and development of mines in Montana
   producing platinum, palladium and associated metals) ...................................         48,600          1,281,825
Sun Microsystems, Inc.* (Producer of high-performance workstations, servers
   and networking software) ...............................................................         17,400          2,173,913
UNUM Corp. (Provider of group disability and special risk insurance) ......................         49,100          2,335,319
US Airways Group, Inc.* (Major airline) ...................................................         25,800          1,259,363
USEC Inc. (Provider of enriched uranium products and services) ............................        189,600          2,583,300
Williams Cos., Inc. (Gas pipeline operator, petroleum producer) ...........................         47,800          1,888,100
XL Capital Ltd. "A" (Provider of insurance) ...............................................         40,492          2,459,889
                                                                                                                  -----------
                                                                                                                   51,426,054
                                                                                                                  -----------
Total Common Stocks (Cost $116,733,853) ...................................................                       137,958,530
                                                                                                                  -----------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $126,312,853) (a) ................................                       147,537,530
                                                                                                                  ===========
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

AARP Global Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      * Non income producing security.

    (a) At March 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $126,410,173 was as follows:

        Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value
        over tax cost ............................................ $ 28,712,278

        Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax
        cost over value ..........................................   (7,584,921)
                                                                   ------------
        Net unrealized appreciation .............................. $ 21,127,357
                                                                   ============
--------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1999 aggregated $46,279,948 and $60,807,494, respectively.

    The accompanying notes are an integral part of the financial statements

AARP International Growth And Income Fund

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 4.0%
-----------------------------------------------------------------------------------------------------------------------------

United Kingdom 2.0%
Swiss Life Finance Ltd., 2%, 5/20/2003 ....................................................        687,000            773,734
                                                                                                                  -----------
United States 2.0%
Merrill Lynch & Co., 2%, 4/14/2004 ........................................................        780,000            741,000
                                                                                                                  -----------
Total Convertible Bonds (Cost $1,521,120) .................................................                         1,514,734
                                                                                                                  -----------
COMMON STOCKS 96.0%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------
Austria 2.1%
Bank Austria AG (Commercial and corporate banking services) ...............................         13,100            780,096
                                                                                                                  -----------
Canada 3.5%
BCE, Inc. (Telecommunication services) ....................................................         29,894          1,322,349
                                                                                                                  -----------
France 12.4%
Accor S.A. (Catering, hotel and travel services) ..........................................          4,983          1,238,637
Compagnie Generale des Etablissements Michelin "B" (Leading tire
   manufacturer) ..........................................................................         14,619            656,469
Dexia France (Municipal and local development financing) ..................................          7,978          1,116,578
Elf Aquitaine SA (Petroleum company) ......................................................          4,358            592,507
Scor SA (Property, casualty and life reinsurance company) .................................         20,900          1,052,586
                                                                                                                  -----------
                                                                                                                    4,656,777
                                                                                                                  -----------
Germany 11.4%
Adidas-Salomon AG (Manufacturer of sport shoes, clothing and equipment) ...................          9,881            882,611
Bayer AG (Leading chemical producer) ......................................................         30,201          1,132,599
Deutsche Telekom AG (Telecommunication services) ..........................................          9,220            376,161
Metro AG (Operator of building, clothing and food stores and supermarkets) ................         21,800            736,261
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ..................          8,126            360,069
SAP AG (Computer software manufacturer) ...................................................          2,752            789,657
                                                                                                                  -----------
                                                                                                                    4,277,358
                                                                                                                  -----------
Hong Kong 3.6%
HSBC Holdings PLC (Bank) ..................................................................         43,200          1,360,191
                                                                                                                  -----------
Ireland 1.5%
Allied Irish Bank PLC (Bank) ..............................................................         33,526            579,732
                                                                                                                  -----------
Italy 7.0%
Ente Nazionale Idrocarburi SpA (Exploration and production of oil, natural gas
   and chemicals) .........................................................................        126,800            808,531
La Rinascente SpA (Department store chain) ................................................        193,600            828,564
Telecom Italia SpA (Telecommunications, electronics and network construction
   services) ..............................................................................        167,700            996,830
                                                                                                                  -----------
                                                                                                                    2,633,925
                                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

AARP International Growth And Income Fund

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Japan 18.1%
Industrial Bank of Japan, Ltd. (Commercial bank and trust company) ........................        115,000            776,830
Mitsubishi Heavy Industries, Ltd. (Diversified heavy machinery manufacturer
   and leading shipbuilder) ...............................................................        170,000            767,964
Nintendo Co., Ltd. (Game equipment manufacturer) ..........................................         13,000          1,121,844
Nomura Securities Co., Ltd. (Financial advisor, securities broker and
   underwriter) ...........................................................................         80,000            837,626
Sakura Bank, Ltd. (Banking services) ......................................................        445,000          1,348,940
Sekisui House, Ltd. (Home builder) ........................................................         64,000            680,909
Sony Corp. (Manufacturer of consumer electronic products) .................................         13,600          1,257,452
                                                                                                                  -----------
                                                                                                                    6,791,565
                                                                                                                  -----------
Netherlands 4.0%
Elsevier NV (International publisher of scientific, professional, business, and
   consumer information books) ............................................................         40,640            606,119
Koninklijke KPN NV (Telecommunications services) ..........................................         10,990            437,684
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) .......................          8,710            463,607
                                                                                                                  -----------
                                                                                                                    1,507,410
                                                                                                                  -----------
Spain 2.6%
Iberdrola SA (Electric utility) ...........................................................         66,117            980,376
                                                                                                                  -----------
Sweden 2.4%
Investor AB "B" (Investment company with holdings in listed shares of
   industrial companies) ..................................................................         20,500            898,575
                                                                                                                  -----------
Switzerland 10.6%
ABB AG (Bearer) (Manufacturer of electrical equipment) ....................................            522            692,252
Georg Fischer AG (Registered) (Manufacturer of automotive products and
   piping systems) ........................................................................          2,293            760,994
Sika Finanz AG (Registered) (Manufacturer of water management products and
   systems) ...............................................................................         12,402            550,192
Swisscom AG (Registered)* (Operator of telecommunication networks and network
   application services) ..................................................................          1,870            732,067
UBS AG (Registered) (Banking and management services) .....................................          3,895          1,226,709
                                                                                                                  -----------
                                                                                                                    3,962,214
                                                                                                                  -----------
United Kingdom 16.8%
Allied-Domecq PLC (Brewers and distillers) ................................................        100,985            751,615
EMI Group PLC (Music recording and retailing company) .....................................        145,844          1,042,522
General Electric Co., PLC (Manufacturer of power, communications and
   defense equipment) .....................................................................        110,731            994,884
Lasmo PLC (Oil production and exploration) ................................................        420,655            855,726
Marks & Spencer, PLC (Retailer of consumer goods and foods) ...............................        145,692            959,085
Peninsular and Oriental Steam Navigation Co. (Container and bulk shipping,
   cruise lines, and transport services) ..................................................         50,037            730,294
Royal & Sun Alliance Insurance Group PLC (Multi-line insurance holding
   company) ...............................................................................        103,222            974,913
                                                                                                                  -----------
                                                                                                                    6,309,039
                                                                                                                  -----------
Total Common Stocks (Cost $35,392,521) ....................................................                        36,059,607
                                                                                                                  -----------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $36,913,641) (a) .................................                        37,574,341
                                                                                                                  ===========

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      * Non-income producing security.

    (a) At March 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $36,913,641 was as follows:

        Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value
        over tax cost ............................................. $ 2,444,695

        Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax
        cost over value ...........................................  (1,783,995)
                                                                    -----------
        Net unrealized appreciation ............................... $   660,700
                                                                    ===========

        Transactions in written options for the six months ended March 31, 1999 were:

                                                                    Options on Securities
                                                  -----------------------------------------------------------
                                                                                              Premiums
                                                        Contracts                           Received ($)
                                                        ---------                           ------------
        Outstanding at September 30, 1998 ...........     35,957                               148,779
        Written .....................................        375                                85,912
        Closed ......................................    (36,332)                             (234,691)
                                                         -------                              --------
        Outstanding at March 31, 1999 ...............         --                                    --
                                                         =======                              ========

--------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 1999 aggregated $32,386,137 and $34,829,333, respectively.
--------------------------------------------------------------------------------
        From November 1, 1997 through September 30, 1998, the fund incurred approximately $166,000 of net realized capital losses on investments. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 1999.

    The accompanying notes are an integral part of the financial statements

AARP Diversified Income with Growth Portfolio

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET 9.9%
-----------------------------------------------------------------------------------------------------------------------------

AARP High Quality Money Fund (Cost $10,816,569) ...........................................     10,816,569         10,816,569
                                                                                                                  -----------
FIXED INCOME 65.7%
-----------------------------------------------------------------------------------------------------------------------------

AARP Bond Fund for Income .................................................................      2,190,408         32,505,649
AARP GNMA and U.S. Treasury Fund ..........................................................      2,225,937         33,544,872
AARP High Quality Short Term Bond .........................................................        335,710          5,398,220
                                                                                                                  -----------
Total Fixed Income (Cost $72,155,783) .....................................................                        71,448,741
                                                                                                                  -----------
EQUITY 24.4%
-----------------------------------------------------------------------------------------------------------------------------

AARP Global Growth Fund ...................................................................        226,861          4,285,408
AARP Growth and Income Fund ...............................................................        151,265          7,472,470
AARP Small Company Stock Fund .............................................................        148,550          2,431,756
AARP U.S. Stock Index Fund ................................................................        509,435         12,353,807
                                                                                                                  -----------
Total Equity (Cost $26,323,540) ...........................................................                        26,543,441
                                                                                                                  -----------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $109,295,892) (a) ................................                       108,808,751
                                                                                                                  ===========
-----------------------------------------------------------------------------------------------------------------------------

   (a) At March 31, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $109,296,140 was as follows:

       Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value
       over tax cost .............................................. $ 1,856,676

       Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value ............................................  (2,344,065)
                                                                    -----------
       Net unrealized depreciation ................................ $  (487,389)
                                                                    ===========
--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding money market investments) for the six months ended March 31, 1999, aggregated $21,099,289 and $5,725,000, respectively.

    The accompanying notes are an integral part of the financial statements

AARP Diversified Growth Portfolio

LIST OF INVESTMENTS AS OF MARCH 31, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Market
                                                                                                  Shares            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET 1.0%
-----------------------------------------------------------------------------------------------------------------------------

AARP High Quality Money Fund (Cost $1,413,687) ............................................      1,413,687          1,413,687
                                                                                                                  -----------
FIXED INCOME 34.1%
-----------------------------------------------------------------------------------------------------------------------------

AARP Bond Fund for Income .................................................................      1,749,546         25,963,256
AARP GNMA and U.S. Treasury Fund ..........................................................      1,454,754         21,923,150
                                                                                                                  -----------
Total Fixed Income (Cost $48,614,352) .....................................................                        47,886,406
                                                                                                                  -----------
EQUITY 64.9%
-----------------------------------------------------------------------------------------------------------------------------

AARP Capital Growth Fund ..................................................................        106,393          6,394,245
AARP Global Growth Fund ...................................................................        440,150          8,314,443
AARP Growth and Income Fund ...............................................................        504,422         24,918,453
AARP International Growth and Income Fund .................................................        517,853          9,010,641
AARP Small Company Stock Fund .............................................................        728,102         11,919,027
AARP U.S. Stock Index Fund ................................................................      1,266,930         30,723,062
                                                                                                                  -----------
Total Equity (Cost $90,282,482) ...........................................................                        91,279,871
                                                                                                                  -----------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $140,310,521) (a) ................................                       140,579,964
                                                                                                                  ===========
-----------------------------------------------------------------------------------------------------------------------------

   (a) At March 31, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $140,311,565 was as follows:

       Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value
       over tax cost .............................................. $ 6,165,317

       Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value ............................................  (5,896,918)
                                                                    -----------
       Net unrealized appreciation ................................ $   268,399
                                                                    ===========
--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding money market investments) for the six months ended March 31, 1999, aggregated $17,072,449 and $9,255,000, respectively.

    The accompanying notes are an integral part of the financial statements

                                    This page
                                  intentionally
                                   left blank.

                                                                           /4/
--------------------------------------------------------------------------------











                                                            FINANCIAL STATEMENTS

                              The information contained in this section is legally required by federal securities law and monitored by the Securities and Exchange
                              Commission (SEC) as it concerns the financial status of each AARP mutual fund. Mutual funds are required to deliver financial statements audited by an independent accounting firm on an annual basis. The independent accountant of the AARP Investment Program's annual report is PricewaterhouseCoopers LLP.

                              Financial Statements are records of the financial status of an organization and are prepared by management. Financial statements must conform to Generally Accepted Accounting Principles (GAAP), which are standards established by the Financial Accounting Standards Board (FASB), the SEC, and various committees of the American Institute of Certified Public Accountants (AICPA).

                              This section consists of three different financial statements for the funds: Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets.

                              The Notes to Financial Statements explain the significant accounting policies reflected in the Financial Statements.

                              STATEMENTS OF ASSETS AND LIABILITIES

                              The Statements of Assets and Liabilities show the net assets of the funds in the AARP Investment Program.

                              Assets include such items as:

                              o Investments at value: The market value of the AARP fund's holdings on the last day of the reporting period;

                              o Cash: The actual amount of the uninvested assets held in each AARP fund;

                              o Receivables: Money owed to an AARP fund. Sources of receivables include:

                                    o Investments sold: Proceeds that thefund will receive from investments sold which settle at a later date;

                                    o   Fund shares sold: Proceeds that the fund
                                        will   receive   from   shares  sold  to
                                        shareholders;

                                    o    Dividends  and interest  earned on  the
                                         funds'  securities but  not yet paid to
                                         the fund;

                                    o    Expense  reimbursements  due  from  the
                                         fund manager.

                              o Daily variation margin on open futures contracts: Payments due to/from the broker that reflect the change in value from the previous day of any futures contract held in an AARP fund's portfolio (this figure could show up as an asset or a liability).

                              Liabilities include amounts owed for such items as:

                              o Investments purchased for the AARP fund's portfolio but that are not yet paid for;

                              o Fund shares redeemed but not yet paid to shareholders;

                              o    Dividends   declared  but  not  yet  paid  to
                                   shareholders;

                              o Management fees incurred but unpaid at fiscal year end;

                              o Other accrued expenses incurred but unpaid at fiscal year end.

                              The  section Net Assets Consist Of   includes  the
                              following:

                              o Undistributed (overdistributed) net investment income: An AARP fund's accumulated investment income less expenses and less distributions paid from net investment income;

                              o Unrealized appreciation (or depreciation) on investments: Represents the current value of investments held less their cost;

                              o    Accumulated net realized capital gain (loss):
                                   An AARP fund's accumulated realized gains and losses from sales of investments, less distributions paid from net realized gains;

                              o Paid-in capital: Represents the dollars invested by shareholders, less the amount of money redeemed since the applicable AARP fund began operations.

                              The Statement of Assets and Liabilities also shows the net asset value (NAV) for each AARP fund. Net asset value is calculated by taking a fund's total assets, deducting liabilities, and then dividing this amount by the total number of capital shares outstanding.

                              STATEMENTS OF OPERATIONS

                              The Statements of Operations include investment income from interest and dividends and the various expenses associated with the operation of the AARP funds for the fiscal period. The Statements of Operations also show net gains and losses for various categories of investments, both realized and unrealized gains and losses, for securities sold and held in each fund's portfolio. The bottom line tells you whether a fund's net assets have increased or decreased as a result of fund operations.

                              STATEMENTS OF CHANGES

                              The Statements of Changes compare increases and decreases from each AARP fund's operations and shareholder transactions with those of the previous fiscal period. Most of the terms used in the Statements of Changes are identical to those that are used in the other two statements. The categories in the section Fund Share Transactions include:

                              o    Proceeds from the sale of shares:  The amount
                                   received    by   selling    new   shares   to
                                   shareholders;

                              o Net asset value of shares issued due to reinvested dividends and distributions;

                              o Cost of shares redeemed (or sold): The amount paid to shareholders from the exchange or redemption of shares.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     AARP High                  AARP
                                                             AARP High           Quality Tax Free              Premium
March 31, 1999 (Unaudited)                              Quality Money Fund          Money Fund               Money Fund
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ...................    $   559,260,882         $    94,911,637         $    18,312,424
Cash .................................................            623,886                 423,685                     665
Receivable on investments sold .......................                 --                      --                      --
Investment income receivable .........................          2,011,215                 292,582                      52
Receivable on fund shares sold .......................          2,918,065                  93,621                 364,150
Daily variation margin on futures contracts ..........                 --                      --                      --
Premiums receivable for written options ..............                 --                      --                      --
Reimbursement from fund manager ......................                 --                      --                  32,497
Deferred organization expenses .......................                 --                      --                      --
Other assets .........................................              8,687                   2,347                      --
                                                        --------------------    ---------------------   ---------------------
Total assets .........................................        564,822,735              95,723,872              18,709,788

LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Due to custodian bank ................................                 --                      --                      --
Investments purchased ................................                 --                      --                      --
Fund shares redeemed .................................          1,794,242                 121,220                  88,400
Dividends payable ....................................            126,802                  31,223                   2,564
Daily variation margin on futures contracts ..........                 --                      --                      --
Unrealized depreciation on forward currency
   exchange contracts ................................                 --                      --                      --
Management fee payable ...............................            183,307                  32,006                      --
Written options, at market ...........................                 --                      --                      --
Other payables and accrued expenses ..................            208,748                  57,867                  36,484
                                                        --------------------    ---------------------   ---------------------
Total liabilities ....................................          2,313,099                 242,316                 127,448
-----------------------------------------------------------------------------------------------------------------------------
Net assets at value ..................................    $   562,509,636         $    95,481,556         $    18,582,340
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income .................................    $            --         $            --         $            --
Net unrealized appreciation (depreciation) on:
   Investments .......................................                 --                      --                      --
   Futures contracts .................................                 --                      --                      --
   Written options ...................................                 --                      --                      --
   Foreign currency related transactions .............                 --                      --                      --
Accumulated net realized capital gain (loss) .........           (133,198)               (758,442)                     --
Paid-in capital ......................................        562,642,834              96,239,998              18,582,340
-----------------------------------------------------------------------------------------------------------------------------
Net assets at value ..................................    $   562,509,636         $    95,481,556         $    18,582,340
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ...........        562,510,796              95,487,265              18,582,340
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
   per share .........................................              $1.00                   $1.00                   $1.00
-----------------------------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.

    The accompanying notes are an integral part of the financial statements

----------------------------------------------------------------------------------------------------------------------------
      AARP High                                       AARP Insured Tax
 Quality Short Term        AARP GNMA and U.S.         Free General Bond       AARP Bond Fund for        AARP Balanced Stock
      Bond Fund              Treasury Fund                  Fund                    Income                 and Bond Fund
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
  $   428,827,396           $ 4,717,060,336           $ 1,693,828,958           $   216,889,333           $   727,292,515
              860                        --                   899,799                       332                       636
               --                79,852,985                        --                        --                 1,909,621
        4,826,850                25,917,705                18,914,557                 3,190,156                 5,137,314
          325,997                   633,205                   200,811                   531,712                   308,057
               --                   127,166                   376,544                        --                        --
               --                        --                        --                        --                        --
               --                        --                        --                        --                        --
               --                        --                        --                     8,243                        --
            6,995                 1,106,328                    22,963                       939                     7,060
---------------------     ---------------------     ---------------------     --------------------      --------------------
      433,988,098             4,824,697,725             1,714,243,632               220,620,715               734,655,203

----------------------------------------------------------------------------------------------------------------------------
               --                    59,091                        --                        --                        --
               --               303,452,295                 2,076,201                 1,663,481                        --
          212,494                 2,146,837                 2,247,316                    55,870                   667,783
          588,623                 9,514,521                 2,704,602                   351,456                        --
               --                        --                        --                        --                        --

               --                        --                        --                        --                        --
          173,546                 1,384,677                   683,398                        --                   273,713
               --                        --                        --                        --                        --
          230,925                 1,766,811                   212,683                     7,927                   393,572
---------------------     ---------------------     ---------------------     --------------------      --------------------
        1,205,588               318,324,232                 7,924,200                 2,078,734                 1,335,068
----------------------------------------------------------------------------------------------------------------------------
  $   432,782,510           $ 4,506,373,493           $ 1,706,319,432           $   218,541,981           $   733,320,135
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

  $       240,718           $            --           $            --           $            --           $       491,622

       (3,145,258)               (5,023,748)              161,597,308                (3,260,773)               90,969,387
               --                   137,676                    (9,458)                       --                        --
               --                        --                        --                        --                        --
               --                        --                        --                        --                        82
       (2,012,694)             (255,811,858)              (35,028,484)               (1,406,975)               (3,149,018)
      437,699,744             4,767,071,423             1,579,760,066               223,209,729               645,008,062
----------------------------------------------------------------------------------------------------------------------------
  $   432,782,510           $ 4,506,373,493           $ 1,706,319,432           $   218,541,981           $   733,320,135
----------------------------------------------------------------------------------------------------------------------------
       26,916,397               299,022,155                92,045,839                14,722,090                37,056,931
----------------------------------------------------------------------------------------------------------------------------

           $16.08                    $15.07                    $18.54                    $14.84                    $19.79
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

-----------------------------------------------------------------------------------------------------------------------------
                                                          AARP Growth and      AARP U.S. Stock Index            AARP
March 31, 1999 (Unaudited)                                  Income Fund                Fund              Capital Growth Fund
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ...................    $ 6,423,065,599         $   403,231,815         $ 1,648,843,009
Cash .................................................                938                     531                     794
Receivable on investments sold .......................         45,493,107                     387               9,600,111
Investment income receivable .........................         19,370,450                 486,765                 963,425
Receivable on fund shares sold .......................            931,526               2,389,367                 853,844
Daily variation margin on futures contracts ..........                 --                      --                      --
Premiums receivable for written options ..............                 --                      --                      --
Reimbursement from fund manager ......................                 --                      --                      --
Deferred organization expenses .......................                 --                   9,950                      --
Unrealized appreciation on forward currency
   exchange contracts ................................                 --                      --                      --
Other assets .........................................             74,093                     628                  13,305
                                                        --------------------    ---------------------   ---------------------
Total assets .........................................      6,488,935,713             406,119,443           1,660,274,488

LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Investments purchased ................................         20,794,167               8,135,510              25,948,991
Fund shares redeemed .................................          7,880,489                 672,089                 873,296
Dividends payable ....................................                 --                      --                      --
Daily variation margin on futures contracts ..........                 --                  59,321                      --
Unrealized depreciation on forward currency
   exchange contracts ................................                 --                      --                      --
Management fee payable ...............................          2,593,844                      --                 773,956
Written options, at market ...........................                 --                      --                      --
Other payables and accrued expenses ..................          1,280,594                 407,782                 608,315
                                                        --------------------    ---------------------   ---------------------
Total liabilities ....................................         32,549,094               9,274,702              28,204,558
-----------------------------------------------------------------------------------------------------------------------------
Net assets at value ..................................    $ 6,456,386,619         $   396,844,741         $ 1,632,069,930
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income .................................    $     3,233,316         $       (40,574)        $       738,397
Net unrealized appreciation (depreciation) on:
   Investments .......................................      1,561,336,389              41,526,825             598,059,983
   Futures contracts .................................                 --                 (14,524)                     --
   Written options ...................................                 --                      --                      --
   Foreign currency related transactions .............            230,833                      --                      --
Accumulated net realized capital gain (loss) .........         (2,605,069)                553,030              20,780,604
Paid-in capital ......................................      4,894,191,150             354,819,984           1,012,490,946
-----------------------------------------------------------------------------------------------------------------------------
Net assets at value ..................................    $ 6,456,386,619         $   396,844,741         $ 1,632,069,930
-----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ...........        130,684,367              16,367,113              27,157,344
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
   per share .........................................             $49.40                  $24.25                  $60.10
-----------------------------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.

    The accompanying notes are an integral part of the financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                                                AARP Diversified                AARP
 AARP Small Company               AARP               AARP International        Income with Growth        Diversified Growth
     Stock Fund            Global Growth Fund      Growth and Income Fund          Portfolio                 Portfolio
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
  $    78,182,708           $   147,537,530           $    37,574,341           $   108,808,751           $   140,579,964
               50                       823                    78,164                        --                        --
           95,997                    59,693                 2,213,629                    25,000                   275,000
           86,635                   417,397                   245,973                   418,006                   264,125
           48,310                    51,581                    29,747                    67,625                    67,783
               --                        --                        --                        --                        --
               --                        --                        --                        --                        --
               --                        --                        --                        --                        --
            7,397                     5,212                     7,397                        --                        --

               --                    20,260                        --                        --                        --
              744                     1,467                   240,819                        --                        --
---------------------     ---------------------     ---------------------     --------------------      --------------------
       78,421,841               148,093,963                40,390,070               109,319,382               141,186,872

----------------------------------------------------------------------------------------------------------------------------
               --                   494,330                 2,315,373                   443,005                   539,093
          134,965                   124,013                   109,314                    66,837                   208,979
               --                        --                        --                   208,905                        --
               --                        --                        --                        --                        --

               --                    45,942                        --                        --                        --
           32,029                    98,795                       229                        --                        --
               --                        --                        --                        --                        --
          127,798                   234,741                   130,092                        --                        --
---------------------     ---------------------     ---------------------     --------------------      --------------------
          294,792                   997,821                 2,555,008                   718,747                   748,072
----------------------------------------------------------------------------------------------------------------------------
  $    78,127,049           $   147,096,142           $    37,835,062           $   108,600,635           $   140,438,800
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

  $       593,818           $        33,620           $        (3,709)          $        87,185           $     1,052,714

      (11,858,709)               21,224,677                   660,700                  (487,141)                  269,443
               --                        --                        --                        --                        --
               --                        --                        --                        --                        --
               --                   (29,620)                     (549)                       --                        --
       (3,202,164)                1,208,402                (1,256,770)                1,420,485                 4,048,017
       92,594,104               124,659,063                38,435,390               107,580,106               135,068,626
----------------------------------------------------------------------------------------------------------------------------
  $    78,127,049           $   147,096,142           $    37,835,062           $   108,600,635           $   140,438,800
----------------------------------------------------------------------------------------------------------------------------
        4,771,326                 7,787,709                 2,174,596                 6,773,667                 7,849,303
----------------------------------------------------------------------------------------------------------------------------

           $16.37                    $18.89                    $17.40                    $16.03                    $17.89
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     AARP High                  AARP
Six Months Ended                                             AARP High           Quality Tax Free              Premium
March 31, 1999 (Unaudited)                              Quality Money Fund          Money Fund             Money Fund (a)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income:
   Interest ..........................................    $    14,991,380         $     1,524,227         $        67,582
   Dividends .........................................                 --                      --                      --
                                                        --------------------    ---------------------   ---------------------
                                                               14,991,380               1,524,227                  67,582
   Less foreign taxes withheld .......................                 --                      --                      --
                                                        --------------------    ---------------------   ---------------------
                                                               14,991,380               1,524,227                  67,582
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ....................................          1,097,960                 186,481                   4,959
   Services to shareholders ..........................          1,073,696                 135,247                  16,520
   Trustees' fees and expenses .......................             10,437                  10,437                   1,239
   Shareholder communications ........................             39,174                  20,639                   4,484
   Legal .............................................              3,981                   5,239                     590
   Audit and tax services ............................             14,111                  13,463                   3,658
   Custodian and accounting fees .....................             37,979                  23,099                   5,782
   Registration expenses .............................             67,913                  17,251                  12,073
   Amortization of organization expenses .............                 --                      --                      --
   Other .............................................             14,936                  11,438                   2,500
                                                        --------------------    ---------------------   ---------------------
Total expenses before reductions .....................          2,360,187                 423,294                  51,805
Expense reductions ...................................                 --                      --                 (45,264)
                                                        --------------------    ---------------------   ---------------------
Expenses, net ........................................          2,360,187                 423,294                   6,541
-----------------------------------------------------------------------------------------------------------------------------
Net investment income ................................         12,631,193               1,100,933                  61,041
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments .....................................              9,868                      --                      --
     Futures contracts ...............................                 --                      --                      --
     Written options .................................                 --                      --                      --
     Foreign currency related transactions ...........                 --                      --                      --
   Net unrealized appreciation (depreciation) on:
     Investments .....................................            122,643                      --                      --
     Futures contracts ...............................                 --                      --                      --
     Written options .................................                 --                      --                      --
     Foreign currency related transactions ...........                 --                      --                      --
                                                        --------------------    ---------------------   ---------------------
Net gain (loss) on investments .......................            132,511                      --                      --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ...................................    $    12,763,704         $     1,100,933         $        61,041
-----------------------------------------------------------------------------------------------------------------------------

(a) The fund commenced operations on February 1, 1999.
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

----------------------------------------------------------------------------------------------------------------------------
      AARP High                                       AARP Insured Tax
 Quality Short Term        AARP GNMA and U.S.         Free General Bond       AARP Bond Fund for        AARP Balanced Stock
      Bond Fund              Treasury Fund                  Fund                    Income                 and Bond Fund
----------------------------------------------------------------------------------------------------------------------------
  $    14,030,623           $   156,021,640           $    44,765,428           $     7,049,498           $     9,680,181
               --                        --                        --                        --                 6,977,943
---------------------     ---------------------     ---------------------     --------------------      --------------------
       14,030,623               156,021,640                44,765,428                 7,049,498                16,658,124
               --                        --                        --                        --                  (118,749)
---------------------     ---------------------     ---------------------     --------------------      --------------------
       14,030,623               156,021,640                44,765,428                 7,049,498                16,539,375
----------------------------------------------------------------------------------------------------------------------------

        1,032,774                 9,072,921                 4,033,921                   557,491                 1,766,380
          761,173                 4,020,423                 1,116,820                   304,423                 1,298,450
           10,437                    10,437                    10,437                    10,437                    10,437
           63,500                   300,511                    44,523                    11,713                    83,172
            8,333                     7,049                     6,764                     6,435                     7,083
           24,617                    31,838                    28,632                    14,210                    16,179
           38,716                   461,791                   160,989                    14,613                    80,070
           24,541                    51,127                    39,328                    58,584                    29,623
               --                        --                        --                     1,296                     2,995
            9,832                   107,618                    38,885                     4,344                    35,723
---------------------     ---------------------     ---------------------     --------------------      --------------------
        1,973,923                14,063,715                 5,480,299                   983,546                 3,330,112
               --                        --                        --                  (649,249)                       --
---------------------     ---------------------     ---------------------     --------------------      --------------------
        1,973,923                14,063,715                 5,480,299                   334,297                 3,330,112
----------------------------------------------------------------------------------------------------------------------------
       12,056,700               141,957,925                39,285,129                 6,715,201                13,209,263
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

         (173,266)               (4,903,697)                1,702,327                (1,280,301)               (2,025,612)
          (56,938)               (3,806,919)                8,038,768                   (20,134)                  (40,299)
               --                        --                        --                        --                        --
               --                        --                        --                        --                    (2,531)

       (9,251,693)              (90,561,989)              (35,706,336)               (3,921,655)               37,283,585
               --                   137,676                 3,842,205                        --                        --
               --                        --                        --                        --                        --
               --                        --                        --                        --                    (2,761)
---------------------     ---------------------     ---------------------     --------------------      --------------------
       (9,481,897)              (99,134,929)              (22,123,036)               (5,222,090)               35,212,382
----------------------------------------------------------------------------------------------------------------------------

  $     2,574,803           $    42,822,996           $    17,162,093           $     1,493,111           $    48,421,645
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------
Six Months Ended                                          AARP Growth and      AARP U.S. Stock Index            AARP
March 31, 1999 (Unaudited)                                  Income Fund                Fund              Capital Growth Fund
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income:
   Interest ..........................................    $     3,005,069         $       239,635         $     1,570,759
   Dividends .........................................         95,219,078               1,939,722               6,105,643
   Income distributions from underlying funds ........                 --                      --                      --
                                                        --------------------    ---------------------   ---------------------
                                                               98,224,147               2,179,357               7,676,402
   Less foreign taxes withheld .......................         (1,270,802)                 (1,770)                (30,350)
                                                        --------------------    ---------------------   ---------------------
                                                               96,953,345               2,177,587               7,646,052
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ....................................         15,687,524                 321,231               4,436,065
   Services to shareholders ..........................          6,837,419                 425,395               1,867,423
   Trustees' fees and expenses .......................             10,437                  10,437                  10,437
   Shareholder communications ........................            431,485                  11,478                 111,842
   Legal .............................................             12,299                   7,811                  10,693
   Audit and tax services ............................             43,190                  13,214                  22,501
   Custodian and accounting fees .....................            361,031                 118,200                  91,201
   Registration expenses .............................            109,571                 108,524                  71,466
   Amortization of organization expenses .............                 --                   1,594                      --
   Other .............................................            196,820                  18,471                  85,609
                                                        --------------------    ---------------------   ---------------------
Total expenses before reductions .....................         23,689,776               1,036,355               6,707,237
Expense reductions ...................................                 --                (463,009)                     --
                                                        --------------------    ---------------------   ---------------------
Expenses, net ........................................         23,689,776                 573,346               6,707,237
-----------------------------------------------------------------------------------------------------------------------------
Net investment income ................................         73,263,569               1,604,241                 938,815
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments .....................................         (7,084,017)                435,131              21,060,436
     Futures contracts ...............................                 --                  80,225                      --
     Written options .................................                 --                      --                      --
     Foreign currency related transactions ...........           (708,456)                     (4)                    182
   Capital gain distributions from underlying
     funds ...........................................                 --                      --                      --
   Net unrealized appreciation (depreciation) on:
     Investments .....................................        676,388,077              40,622,504             362,552,463
     Futures contracts ...............................                 --                  36,024                      --
     Written options .................................                 --                      --                      --
     Foreign currency related transactions ...........             20,310                      (9)                    355
                                                        --------------------    ---------------------   ---------------------
Net gain (loss) on investments .......................        668,615,914              41,173,871             383,613,436
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ...................................    $   741,879,483         $    42,778,112         $   384,552,251
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                                                AARP Diverified                 AARP
 AARP Small Company               AARP               AARP International        Income with Growth        Diversified Growth
     Stock Fund            Global Growth Fund      Growth and Income Fund          Portfolio                 Portfolio
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
  $        24,731           $       395,009           $        55,081           $            --           $            --
        1,463,777                 1,179,014                   372,551                        --                        --
               --                        --                        --                 2,614,103                 2,275,450
---------------------     ---------------------     ---------------------     --------------------      --------------------
        1,488,508                 1,574,023                   427,632                 2,614,103                 2,275,450
             (984)                  (64,929)                  (35,451)                       --                        --
---------------------     ---------------------     ---------------------     --------------------      --------------------
        1,487,524                 1,509,094                   392,181                 2,614,103                 2,275,450
----------------------------------------------------------------------------------------------------------------------------

          391,294                   620,732                   175,310                        --                        --
          351,744                   436,569                   169,838                        --                        --
           10,437                    10,437                    10,437                        --                        --
           22,932                    45,605                    10,169                        --                        --
            6,087                     7,669                     6,458                        --                        --
           14,361                    28,222                    15,570                        --                        --
           30,896                   160,886                    91,182                        --                        --
           31,998                    18,785                    22,654                        --                        --
            1,296                     1,367                     1,296                        --                        --
           10,211                     5,741                    23,642                        --                        --
---------------------     ---------------------     ---------------------     --------------------      --------------------
          871,256                 1,336,013                   526,556                        --                        --
          (47,030)                       --                  (175,081)                       --                        --
---------------------     ---------------------     ---------------------     --------------------      --------------------
          824,226                 1,336,013                   351,475                        --                        --
----------------------------------------------------------------------------------------------------------------------------
          663,298                   173,081                    40,706                 2,614,103                 2,275,450
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

       (2,994,095)                1,722,598                (1,176,202)                  271,507                   (48,010)
               --                        --                        --                        --                        --
               --                        --                   168,720                        --                        --
               --                  (417,043)                    2,789                        --                        --

               --                        --                        --                 1,537,738                 4,425,312

          (37,336)               13,396,997                 3,456,827                  (205,643)                4,675,022
               --                        --                        --                        --                        --
               --                        --                   (11,064)                       --                        --
               --                   (78,380)                  (14,111)                       --                        --
---------------------     ---------------------     ---------------------     --------------------      --------------------
       (3,031,431)               14,624,172                 2,426,959                 1,603,602                 9,052,324
----------------------------------------------------------------------------------------------------------------------------

  $    (2,368,133)          $    14,797,253           $     2,467,665           $     4,217,705           $    11,327,774
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 AARP High                                  AARP High
                                                                  Quality                                Quality Tax Free
                                                                Money Fund                                  Money Fund
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months                                 Six Months
                                                         Ended            Year Ended                Ended            Year Ended
                                                     March 31, 1999      September 30,          March 31, 1999      September 30,
Operations:                                           (Unaudited)            1998                (Unaudited)            1998
                                                    -----------------   ----------------       -----------------   ----------------
   Net investment income ..........................  $  12,631,193       $  23,336,500          $   1,100,933       $   2,773,354
   Net realized gain (loss) on investment
     transactions .................................          9,868               6,791                     --                (222)
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....        122,643              (2,180)                    --                  --
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ................................     12,763,704          23,341,111              1,100,933           2,773,132
                                                    -------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income ..........................    (12,644,914)        (23,339,437)            (1,100,933)         (2,773,354)
   Net realized gains .............................             --                  --                     --                  --
                                                    -----------------   ----------------       -----------------   ----------------
Total distributions ...............................    (12,644,914)        (23,339,437)            (1,100,933)         (2,773,354)
                                                    -------------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ...................    388,583,389         742,177,737             14,441,965          31,796,782
   Net asset value of shares issued to
     shareholders in reinvestment of distributions      11,591,968          21,266,236                895,377           2,238,469
   Cost of shares redeemed ........................   (418,524,757)       (654,016,268)           (17,452,020)        (39,052,688)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from fund
   share transactions .............................    (18,349,400)        109,427,705             (2,114,678)         (5,017,437)
                                                    -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets .................    (18,230,610)        109,429,379             (2,114,678)         (5,017,659)
Net assets at beginning of period .................    580,740,246         471,310,867             97,596,234         102,613,893
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ...................  $ 562,509,636       $ 580,740,246          $  95,481,556       $  97,596,234
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........    580,860,195         471,432,488             97,601,942         102,619,379
                                                    -----------------   ----------------       -----------------   ----------------
Shares sold .......................................    388,583,390         742,177,739             14,441,965          31,796,782
Shares issued to shareholders in reinvestment of
   distributions ..................................     11,591,968          21,266,236                895,377           2,238,469
Shares redeemed ...................................   (418,524,757)       (654,016,268)           (17,452,019)        (39,052,688)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in fund shares ............    (18,349,399)        109,427,707             (2,114,677)         (5,017,437)
                                                    -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ...............    562,510,796         580,860,195             95,487,265          97,601,942
-----------------------------------------------------------------------------------------------------------------------------------

(b)  Includes undistributed (overdistributed) net
       investment income ..........................  $          --       $          --          $          --       $          --

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------------------------------------------------------
                AARP                                       AARP High                                    AARP GNMA
               Premium                                Quality Short Term                                and U.S.
           Money Fund (a)                                  Bond Fund                                  Treasury Fund
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                Six Months                                   Six Months
            Period Ended                           Ended            Year Ended                  Ended            Year Ended
              March 31,                       March 31, 1999       September 30,           March 31, 1999       September 30,
          1999 (Unaudited)                      (Unaudited)            1998                  (Unaudited)            1998
          ------------------                 ------------------  ------------------       ------------------  ------------------
          $        61,041                    $    12,056,700     $    25,653,997          $   141,957,925     $   295,278,717

                       --                           (230,204)          8,312,412               (8,710,616)         68,923,018

                       --                         (9,251,693)           (317,792)             (90,424,313)          1,993,609
          ------------------                 ------------------  ------------------       ------------------  ------------------

                   61,041                          2,574,803          33,648,617               42,822,996         366,195,344
--------------------------------------------------------------------------------------------------------------------------------

                  (61,041)                       (12,056,700)        (25,653,997)            (141,966,135)       (295,278,717)
                       --                                 --                  --                       --                  --
          ------------------                 ------------------  ------------------       ------------------  ------------------
                  (61,041)                       (12,056,700)        (25,653,997)            (141,966,135)       (295,278,717)
--------------------------------------------------------------------------------------------------------------------------------

               21,188,201                         26,157,831          52,198,337              249,948,545         454,389,480

                   55,979                          8,547,790          17,897,962               83,491,010         170,131,728
               (2,661,840)                       (40,115,848)        (85,285,803)            (320,979,893)       (686,361,325)
          ------------------                 ------------------  ------------------       ------------------  ------------------

               18,582,340                         (5,410,227)        (15,189,504)              12,459,662         (61,840,117)
          ------------------                 ------------------  ------------------       ------------------  ------------------
               18,582,340                        (14,892,124)         (7,194,884)             (86,683,477)          9,076,510
                                                 447,674,634         454,869,518            4,593,056,970       4,583,980,460
--------------------------------------------------------------------------------------------------------------------------------
          $    18,582,340                    $   432,782,510     $   447,674,634          $ 4,506,373,493     $ 4,593,056,970
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                       --                         27,254,456          28,196,489              298,216,939         302,304,535
          ------------------                 ------------------  ------------------       ------------------  ------------------
               21,188,201                          1,611,133           3,213,267               16,428,309          29,865,850

                   55,979                            528,215           1,102,614                5,494,718          11,174,231
               (2,661,840)                        (2,477,407)         (5,257,914)             (21,117,811)        (45,127,677)
          ------------------                 ------------------  ------------------       ------------------  ------------------
               18,582,340                           (338,059)           (942,033)                 805,216          (4,087,596)
          ------------------                 ------------------  ------------------       ------------------  ------------------
               18,582,340                         26,916,397          27,254,456              299,022,155         298,216,939
--------------------------------------------------------------------------------------------------------------------------------
(a) The fund commenced operations on February 1, 1999.

          $            --                    $       240,718     $       240,718          $            --     $            --

    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                               AARP Insured                                 AARP Bond
                                                             Tax Free General                                Fund for
                                                                 Bond Fund                                    Income
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months                                  Six Months
                                                         Ended             Year Ended                Ended            Year Ended
                                                     March 31, 1999      September 30,           March 31, 1999      September 30,
Operations:                                           (Unaudited)             1998                (Unaudited)            1998
                                                    -----------------   -----------------       -----------------   ----------------
   Net investment income .......................... $    39,285,129     $    80,744,879          $   6,715,201       $   7,277,808
   Net realized gain (loss) on investment
     transactions .................................       9,741,095         (10,723,118)            (1,300,435)          2,082,403
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ....     (31,864,131)         54,722,106             (3,921,655)           (194,239)
                                                    -----------------   -----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ................................      17,162,093         124,743,867              1,493,111           9,165,972
                                                    --------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income ..........................     (39,301,482)        (80,744,879)            (6,715,201)         (7,273,651)
   Net realized gains .............................      (6,413,928)         (4,608,507)            (2,134,810)           (105,326)
                                                    -----------------   -----------------       -----------------   ----------------
Total distributions ...............................     (45,715,410)        (85,353,386)            (8,850,011)         (7,378,977)
                                                    --------------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ...................      69,681,473         124,316,305             68,529,331         146,283,322
   Net asset value of shares issued to
     shareholders in reinvestment of distributions       27,912,763          50,996,040              6,441,411           5,248,778
   Cost of shares redeemed ........................     (94,501,684)       (194,930,797)           (29,512,488)        (31,202,614)
                                                    -----------------   -----------------       -----------------   ----------------
Net increase (decrease) in net assets from fund
   share transactions .............................       3,092,552         (19,618,452)            45,458,254         120,329,486
                                                    -----------------   -----------------       -----------------   ----------------
Increase (decrease) in net assets .................     (25,460,765)         19,772,029             38,101,354         122,116,481
Net assets at beginning of period .................   1,731,780,197       1,712,008,168            180,440,627          58,324,146
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ................... $ 1,706,319,432     $ 1,731,780,197          $ 218,541,981       $ 180,440,627
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .........      91,878,322          92,944,577             11,708,636           3,836,332
                                                    -----------------   -----------------       -----------------   ----------------
Shares sold .......................................       3,724,888           6,709,199              4,544,627           9,571,994
Shares issued to shareholders in reinvestment of
   distributions ..................................       1,494,395           2,748,404                428,159             343,356
Shares redeemed ...................................      (5,051,766)        (10,523,858)            (1,959,332)         (2,043,046)
                                                    -----------------   -----------------       -----------------   ----------------
Net increase (decrease) in fund shares ............         167,517          (1,066,255)             3,013,454           7,872,304
                                                    -----------------   -----------------       -----------------   ----------------
Shares outstanding at end of period ...............      92,045,839          91,878,322             14,722,090          11,708,636
------------------------------------------------------------------------------------------------------------------------------------

(a)  Includes undistributed (overdistributed) net
       investment income .......................... $            --     $            --          $          --       $          --

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------------------------------------------------------
            AARP Balanced                                 AARP Growth                                   AARP U.S.
           Stock and Bond                                 and Income                                   Stock Index
                Fund                                         Fund                                         Fund
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

   Six Months                                   Six Months                                   Six Months
      Ended            Year Ended                  Ended            Year Ended                  Ended            Year Ended
 March 31, 1999       September 30,           March 31, 1999       September 30,           March 31, 1999       September 30,
   (Unaudited)            1998                  (Unaudited)            1998                  (Unaudited)            1998
------------------  ------------------       ------------------  ------------------       ------------------  ------------------
$    13,209,263       $  25,460,284          $    73,263,569     $   157,629,671          $     1,604,241     $     1,172,870

     (2,068,442)         45,011,122               (7,792,473)        768,155,112                  515,352             128,809

     37,280,824         (67,515,206)             676,408,387      (1,245,386,100)              40,658,519          (2,891,885)
------------------  ------------------       ------------------  ------------------       ------------------  ------------------

     48,421,645           2,956,200              741,879,483        (319,601,317)              42,778,112          (1,590,206)
--------------------------------------------------------------------------------------------------------------------------------

    (13,207,041)        (25,262,963)             (75,860,044)       (150,480,599)              (1,667,988)         (1,166,480)
    (41,272,794)        (30,730,876)            (702,702,382)       (581,929,952)                      --            (299,527)
------------------  ------------------       ------------------  ------------------       ------------------  ------------------
    (54,479,835)        (55,993,839)            (778,562,426)       (732,410,551)              (1,667,988)         (1,466,007)
--------------------------------------------------------------------------------------------------------------------------------

     52,745,699         230,950,072              357,963,901       1,314,868,507              268,841,632         113,869,347

     50,297,686          51,664,577              712,217,690         671,791,394                1,585,975           1,351,979
   (103,727,651)       (127,870,676)          (1,028,979,341)     (1,088,793,618)             (38,375,271)        (26,567,905)
------------------  ------------------       ------------------  ------------------       ------------------  ------------------

       (684,266)        154,743,973               41,202,250         897,866,283              232,052,336          88,653,421
------------------  ------------------       ------------------  ------------------       ------------------  ------------------
     (6,742,456)        101,706,334                4,519,307        (154,145,585)             273,162,460          85,597,208
    740,062,591         638,356,257            6,451,867,312       6,606,012,897              123,682,281          38,085,073
--------------------------------------------------------------------------------------------------------------------------------
$   733,320,135       $ 740,062,591          $ 6,456,386,619     $ 6,451,867,312          $   396,844,741     $   123,682,281
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

     37,071,341          29,829,626              129,663,295         113,474,683                6,422,055           2,117,187
------------------  ------------------       ------------------  ------------------       ------------------  ------------------
      2,607,509          10,797,928                7,023,798          23,135,455               11,575,093           5,583,188

      2,539,848           2,505,030               14,561,141          12,743,832                   65,693              68,996
     (5,161,767)         (6,061,243)             (20,563,867)        (19,690,675)              (1,695,728)         (1,347,316)
------------------  ------------------       ------------------  ------------------       ------------------  ------------------
        (14,410)          7,241,715                1,021,072          16,188,612                9,945,058           4,304,868
------------------  ------------------       ------------------  ------------------       ------------------  ------------------
     37,056,931          37,071,341              130,684,367         129,663,295               16,367,113           6,422,055
--------------------------------------------------------------------------------------------------------------------------------

$       491,622       $     489,400          $     3,233,316     $     5,829,789          $       (40,574)    $        23,173

    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                               AARP Capital                                 AARP Small
                                                                  Growth                                     Company
                                                                   Fund                                     Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months                                 Six Months
                                                         Ended            Year Ended                Ended            Year Ended
                                                     March 31, 1999      September 30,          March 31, 1999      September 30,
Operations:                                           (Unaudited)            1998                (Unaudited)            1998
                                                    -----------------   ----------------       -----------------   ----------------
   Net investment income .........................  $      938,815      $    6,608,585          $     663,298       $      61,313
   Net realized gain (loss) on investment
     transactions ................................      21,060,618         158,605,233             (2,994,095)           (208,069)
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ...     362,552,818        (218,002,482)               (37,336)        (19,455,499)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ...............................     384,552,251         (52,788,664)            (2,368,133)        (19,602,255)
                                                    -------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income .........................      (5,806,721)         (6,661,535)               (84,462)           (123,413)
   Net realized gains ............................    (158,014,904)        (92,509,359)                    --            (246,828)
                                                    -----------------   ----------------       -----------------   ----------------
Total distributions ..............................    (163,821,625)        (99,170,894)               (84,462)           (370,241)
                                                    -------------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ..................     167,026,294         278,559,039             12,322,523          99,397,378
   Net asset value of shares issued to
     shareholders in reinvestment of distributions     155,710,513          94,606,720                 81,442             359,305
   Cost of shares redeemed .......................    (158,733,125)       (202,250,533)           (28,515,809)        (33,364,172)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from fund
   share transactions ............................     164,003,682         170,915,226            (16,111,844)         66,392,511
                                                    -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets ................     384,734,308          18,955,668            (18,564,439)         46,420,015
Net assets at beginning of period ................   1,247,335,622       1,228,379,954             96,691,488          50,271,473
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ..................  $1,632,069,930      $1,247,335,622          $  78,127,049       $  96,691,488
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ........      24,342,283          21,237,515              5,710,713           2,510,889
                                                    -----------------   ----------------       -----------------   ----------------
Shares sold ......................................       2,865,510           4,843,341                707,000           4,874,857
Shares issued to shareholders in reinvestment of
   distributions .................................       2,723,165           1,855,396                  4,548              18,267
Shares redeemed ..................................      (2,773,614)         (3,593,969)            (1,650,935)         (1,693,300)
                                                    -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in fund shares ...........       2,815,061           3,104,768               (939,387)          3,199,824
                                                    -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ..............      27,157,344          24,342,283              4,771,326           5,710,713

-----------------------------------------------------------------------------------------------------------------------------------
(a)  Includes undistributed (overdistributed) net
       investment income .........................  $      738,397      $    5,606,304          $     593,818       $      14,982

    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------------------------------------------
                              AARP Global                                               AARP
                                Growth                                          International Growth
                                 Fund                                              and Income Fund
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                     Six Months                                            Six Months
                       Ended            Year Ended                            Ended            Year Ended
                   March 31, 1999      September 30,                     March 31, 1999       September 30,
                    (Unaudited)            1998                            (Unaudited)            1998
                  -----------------   ----------------                  ------------------  ------------------
                  $       173,081      $   1,522,209                    $        40,706     $       430,799

                        1,305,555          8,584,866                         (1,004,693)           (248,301)

                       13,318,617        (14,167,905)                         3,431,652          (4,208,832)
                  -----------------   ----------------                  ------------------  ------------------

                       14,797,253         (4,060,830)                         2,467,665          (4,026,334)
-------------------------------------------------------------------------------------------------------------------------------

                       (1,638,478)        (1,240,117)                          (464,665)           (156,766)
                       (7,168,800)        (4,107,884)                                --            (213,771)
                  -----------------   ----------------                  ------------------  ------------------
                       (8,807,278)        (5,348,001)                          (464,665)           (370,537)
-------------------------------------------------------------------------------------------------------------------------------

                       14,414,466         35,909,431                          8,830,768          36,124,571

                        8,476,595          5,161,710                            449,801             359,913
                      (26,474,804)       (35,001,773)                       (14,220,327)        (11,574,855)
                  -----------------   ----------------                  ------------------  ------------------

                       (3,583,743)         6,069,368                         (4,939,758)         24,909,629
                  -----------------   ----------------                  ------------------  ------------------
                        2,406,232         (3,339,463)                        (2,936,758)         20,512,758
                      144,689,910        148,029,373                         40,771,820          20,259,062
-------------------------------------------------------------------------------------------------------------------------------
                  $   147,096,142      $ 144,689,910                    $    37,835,062     $    40,771,820
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                        7,984,664          7,693,438                          2,463,545           1,166,775
                  -----------------   ----------------                  ------------------  ------------------
                          759,719          1,837,149                            510,093           1,912,515

                          447,550            288,364                             25,199              21,853
                       (1,404,224)        (1,834,287)                          (824,241)           (637,598)
                  -----------------   ----------------                  ------------------  ------------------
                         (196,955)           291,226                           (288,949)          1,296,770
                  -----------------   ----------------                  ------------------  ------------------
                        7,787,709          7,984,664                          2,174,596           2,463,545

-------------------------------------------------------------------------------------------------------------------------------

                  $        33,620      $   1,499,016                    $        (3,709)    $       420,251

    The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   AARP                                        AARP
                                                            Diversified Income                             Diversified
                                                           with Growth Portfolio                         Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                       Six Months                                 Six Months
                                                         Ended            Year Ended                Ended             Year Ended
                                                     March 31, 1999      September 30,          March 31, 1999      September 30,
Operations:                                           (Unaudited)            1998                (Unaudited)             1998
                                                    -----------------   ----------------       -----------------   -----------------
   Net investment income .........................   $   2,614,103       $   3,490,913          $   2,275,450      $     3,258,440
   Net realized gain (loss) on investment
     transactions ................................         271,507             605,019               (48,010)              284,208
   Capital gains distributions from Underlying
     Funds .......................................       1,537,738             696,009              4,425,312            2,068,563
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ...        (205,643)         (2,116,072)             4,675,022           (8,351,965)
                                                    -----------------   ----------------       -----------------   -----------------
Net increase (decrease) in net assets resulting
   from operations ...............................       4,217,705           2,675,869             11,327,774           (2,740,754)
                                                    --------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income .........................      (2,552,061)         (3,476,487)            (3,778,973)          (1,347,639)
   Net realized gains ............................      (1,566,830)           (167,236)            (2,343,052)            (421,138)
                                                    -----------------   ----------------       -----------------   -----------------
Total distributions ..............................      (4,118,891)         (3,643,723)            (6,122,025)          (1,768,777)
                                                    --------------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ..................      24,759,067          74,011,331             27,218,913          104,833,263
   Net asset value of shares issued to
     shareholders in reinvestment of distributions       3,497,783           2,974,714              5,933,480            1,724,532
   Cost of shares redeemed .......................     (17,590,576)        (21,629,062)           (28,252,670)         (33,511,754)
                                                    -----------------   ----------------       -----------------   -----------------
Net increase (decrease) in net assets from fund
   share transactions ............................      10,666,274          55,356,983              4,899,723           73,046,041
                                                    -----------------   ----------------       -----------------   -----------------
Increase (decrease) in net assets ................      10,765,088          54,389,129             10,105,472           68,536,510
Net assets at beginning of period ................      97,835,547          43,446,418            130,333,328           61,796,818
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ..................   $ 108,600,635       $  97,835,547          $ 140,438,800      $   130,333,328
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ........       6,114,823           2,721,909              7,580,420            3,551,018
                                                    -----------------   ----------------       -----------------   -----------------
Shares sold ......................................       1,529,785           4,539,735              1,526,868            5,804,982
Shares issued to shareholders in reinvestment of
   distributions .................................         217,068             183,854                330,740              100,909
Shares redeemed ..................................      (1,088,009)         (1,330,675)            (1,588,725)          (1,876,489)
                                                    -----------------   ----------------       -----------------   -----------------
Net increase (decrease) in fund shares ...........         658,844           3,392,914                268,883            4,029,402
                                                    -----------------   ----------------       -----------------   -----------------
Shares outstanding at end of period ..............       6,773,667           6,114,823              7,849,303            7,580,420
------------------------------------------------------------------------------------------------------------------------------------

(a)  Includes undistributed (overdistributed) net
       investment income .........................   $      87,185       $      25,142          $   1,052,714       $    2,556,239

    The accompanying notes are an integral part of the financial statements

                                                                            /4/
--------------------------------------------------------------------------------







                                                          FINANCIAL HIGHLIGHTS


                              The Financial Highlights are part of the Financial Statements and are provided to shareholders on an annual basis, as required by federal securities law and monitored by the Securities and Exchange Commission (SEC). The independent accountant of the AARP Investment Program's annual report is PricewaterhouseCoopers LLP.

                              The information in this section explains the statistical per share income and expense ratio(s) from operations, dividends paid to shareholders, total returns, and other financial information.

                              This section is designed to help you understand how each AARP fund performed and allows you to compare the period's performance and expenses to prior fiscal periods.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP HIGH QUALITY MONEY FUND

------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended            Years Ended September 30,
                                                           March 31, 1999  ---------------------------------------------------
                                                            (Unaudited)      1998      1997      1996      1995      1994
                                                         ---------------------------------------------------------------------
Net asset value, beginning of period ..................      $  1.000      $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                         ---------------------------------------------------------------------
   Net investment income ..............................          .022          .048      .046      .045      .049      .028
   Distributions from net investment income ...........         (.022)        (.048)    (.046)    (.045)    (.049)    (.028)
                                                         ---------------------------------------------------------------------
Net asset value, end of period ........................      $  1.000      $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                         ---------------------------------------------------------------------
Total Return (%) ......................................          2.20(b)       4.86      4.72      4.62      4.99      2.84
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................           563           581       471       412       384       333
Ratio of operating expenses to average daily net
   assets (%) .........................................           .82(c)        .87       .91       .96       .98      1.13
Ratio of net investment income to average daily
   net assets (%) .....................................          4.38(c)       4.76      4.63      4.54      4.89      2.89

AARP HIGH QUALITY TAX FREE MONEY FUND

------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended            Years Ended September 30,
                                                           March 31, 1999  ---------------------------------------------------
                                                            (Unaudited)      1998      1997      1996      1995      1994
                                                        ----------------------------------------------------------------------
Net asset value, beginning of period ..................     $  1.000     $  1.000  $  1.000   $  1.000  $  1.000  $  1.000
                                                        ----------------------------------------------------------------------
   Net investment income ..............................         .011         .028      .028       .028      .029      .017
   Distributions from net investment income ...........        (.011)       (.028)    (.028)     (.028)    (.029)    (.017)
                                                        ----------------------------------------------------------------------
Net asset value, end of period ........................     $  1.000     $  1.000  $  1.000   $  1.000  $  1.000  $  1.000
                                                        ----------------------------------------------------------------------
Total Return (%) ......................................         1.13(b)      2.82      2.80       2.80      2.99      1.76(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................           95           98       103        111       120       129
Ratio of operating expenses, net, to average daily
   net assets (%) .....................................          .86(c)       .83       .85        .85       .87       .90
Ratio of operating expenses, before expense
   reductions, to average daily net assets (%) ........          .86(c)       .83       .85        .85       .87       .91
Ratio of net investment income to average daily
   net assets (%) .....................................         2.25(c)      2.78      2.76       2.77      2.94      1.75

(a) Total returns would have been lower had certain expenses not been reduced.
(b) Not annualized
(c) Annualized

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP PREMIUM MONEY FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Period
                                                                                                            February 1, 1999
                                                                                                            (commencement of
                                                                                                             operations) to
                                                                                                             March 31, 1999
                                                                                                               (Unaudited)
                                                                                                           -------------------
Net asset value, beginning of period ....................................................................      $  1.000
                                                                                                           -------------------
   Net investment income ................................................................................          .007
   Distributions from net investment income .............................................................         (.007)
                                                                                                           -------------------
Net asset value, end of period ..........................................................................      $  1.000
                                                                                                           -------------------
Total Return (%) (a) ....................................................................................           .72(b)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................................            19
Ratio of operating expenses net to average daily net assets (%) .........................................           .50(c)
Ratio of operating expenses, before expense reductions, to average daily net assets (%) .................          3.98(c)
Ratio of net investment income to average daily net assets (%) ..........................................          4.69(c)

AARP HIGH QUALITY SHORT TERM BOND FUND

------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended            Years Ended September 30,
                                                           March 31, 1999  ---------------------------------------------------
                                                            (Unaudited)      1998      1997      1996      1995      1994
                                                         ---------------------------------------------------------------------
Net asset value, beginning of period ..................      $  16.43      $  16.13  $  15.82  $  16.01  $  15.05  $  17.19
                                                         ---------------------------------------------------------------------
Income from investment operations:
   Net investment income ..............................           .44           .94       .93       .92       .94       .85
   Net realized and unrealized gain (loss) on
     investments ......................................          (.35)          .30       .31      (.19)      .95     (1.76)
                                                         ---------------------------------------------------------------------
Total from investment operations ......................           .09          1.24      1.24       .73      1.89      (.91)
                                                         ---------------------------------------------------------------------
Less distributions from:
   Net investment income ..............................          (.44)         (.94)     (.93)     (.92)     (.93)     (.85)
   Net realized gains on investments ..................            --            --        --        --        --        --
   In excess of net realized gains on investments .....            --            --        --        --        --      (.38)
                                                         ---------------------------------------------------------------------
Total distributions ...................................          (.44)         (.94)     (.93)     (.92)     (.93)    (1.23)
                                                         ---------------------------------------------------------------------
Net asset value, end of period ........................      $  16.08      $  16.43  $  16.13  $  15.82  $  16.01  $  15.05
                                                         ---------------------------------------------------------------------
Total Return (%) ......................................           .59(b)       7.90      8.15      4.59     12.98     (5.55)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................           433           448       455       512       533       568
Ratio of operating expenses to average daily net
   assets (%) .........................................           .90(c)        .90       .93       .91       .95       .95
Ratio of net investment income to average daily net
   assets (%) .........................................          5.49(c)       5.77      5.84      5.76      6.13      5.31
Portfolio turnover rate (%) ...........................         29.48(c)     137.60     83.26    169.96    201.07     63.75

(a) Total returns would have been lower had certain expenses not been reduced.
(b) Not annualized
(c) Annualized

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP GNMA AND U.S. TREASURY FUND

------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended            Years Ended September 30,
                                                           March 31, 1999  ---------------------------------------------------
                                                            (Unaudited)      1998      1997      1996      1995      1994
                                                        ----------------------------------------------------------------------
Net asset value, beginning of period ..................     $  15.40      $  15.16   $  14.91  $  15.19  $  14.73  $  15.96
                                                        ----------------------------------------------------------------------
Income from investment operations:
   Net investment income ..............................          .48           .99        .98       .99      1.01       .93
   Net realized and unrealized gain (loss) on
     investments ......................................         (.33)          .24        .25      (.28)      .46     (1.23)
                                                        ----------------------------------------------------------------------
Total from investment operations ......................          .15          1.23       1.23       .71      1.47      (.30)
                                                        ----------------------------------------------------------------------
Less distributions from:
   Net investment income ..............................         (.48)         (.99)      (.98)     (.99)     (.98)     (.93)
   Tax return of capital ..............................           --            --         --        --      (.03)       --
                                                        ----------------------------------------------------------------------
Total distributions ...................................         (.48)         (.99)      (.98)     (.99)    (1.01)     (.93)
                                                        ----------------------------------------------------------------------
Net asset value, end of period ........................     $  15.07      $  15.40   $  15.16  $  14.91  $  15.19  $  14.73
                                                        ----------------------------------------------------------------------
Total Return (%) ......................................          .96(a)       8.40       8.49      4.79     10.31     (1.90)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................        4,506         4,593      4,584     4,904     5,252     5,585
Ratio of operating expenses to average daily net
   assets (%) .........................................          .62(b)        .61        .65       .64       .67       .66
Ratio of net investment income to average daily net
   assets (%) .........................................         6.27(b)       6.52       6.51      6.55      6.77      6.09
Portfolio turnover rate (%) ...........................       227.34(b)(c)  160.40      86.76     83.44     70.35    114.54

AARP INSURED TAX FREE GENERAL BOND FUND

------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended            Years Ended September 30,
                                                           March 31, 1999  ---------------------------------------------------
                                                            (Unaudited)      1998      1997      1996      1995      1994
                                                         ---------------------------------------------------------------------
Net asset value, beginning of period ..................      $  18.85      $  18.42  $  17.90  $  17.74  $  16.93  $  19.00
                                                         ---------------------------------------------------------------------
Income from investment operations:
   Net investment income ..............................           .43           .88       .88       .87       .87       .86
   Net realized and unrealized gain (loss) on
     investments ......................................          (.24)          .48       .61       .16       .81     (1.67)
                                                         ---------------------------------------------------------------------
Total from investment operations ......................           .19          1.36      1.49      1.03      1.68      (.81)
                                                         ---------------------------------------------------------------------
Less distributions from:
   Net investment income ..............................          (.43)         (.88)     (.88)     (.87)     (.87)     (.86)
   Net realized gains on investments ..................          (.07)         (.05)     (.09)       --        --      (.34)
   In excess of net realized gains on investments .....            --            --        --        --        --      (.06)
                                                         ---------------------------------------------------------------------
Total distributions ...................................          (.50)         (.93)     (.97)     (.87)     (.87)    (1.26)
                                                         ---------------------------------------------------------------------
Net asset value, end of period ........................      $  18.54      $  18.85  $  18.42  $  17.90  $  17.74  $  16.93
                                                         ---------------------------------------------------------------------
Total Return (%) ......................................          1.00(a)       7.57      8.57      5.88     10.21     (4.48)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................         1,706         1,732     1,712     1,755     1,807     1,914
Ratio of operating expenses to average daily net
   assets (%) .........................................           .64(b)        .62       .66       .66       .69       .68
Ratio of net investment income to average daily
   net assets (%) .....................................          4.58(b)       4.73      4.87      4.83      5.06      4.80
Portfolio turnover rate (%) ...........................          2.88(b)       6.21      7.61     18.69     17.45     38.39

(a) Not annualized
(b) Annualized
(c) The portfolio turnover rate including mortgage dollar roll transactions was 228.30% for the period ended March 31, 1999.

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP BOND FUND FOR INCOME

------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Period
                                                                                                            February 1, 1997
                                                                           Six Months Ended   Year Ended         (c) to
                                                                            March 31, 1999   September 30,    September 30,
                                                                              (Unaudited)        1998             1997
                                                                           ---------------------------------------------------
Net asset value, beginning of period ....................................      $  15.41     $     15.20     $     15.00
                                                                           ---------------------------------------------------
Income from investment operations:
   Net investment income ................................................           .51            1.02             .69
   Net realized and unrealized gain (loss) on investments ...............          (.40)            .23             .20
                                                                           ---------------------------------------------------
Total from investment operations ........................................           .11            1.25             .89
                                                                           ---------------------------------------------------
Less distributions from:
   Net investment income ................................................          (.51)          (1.02)           (.69)
   Net realized gains on investments ....................................          (.17)           (.02)             --
                                                                           ---------------------------------------------------
Total distributions .....................................................          (.68)          (1.04)           (.69)
                                                                           ---------------------------------------------------
Net asset value, end of period ..........................................      $  14.84     $     15.41     $     15.20
                                                                           ---------------------------------------------------
Total Return (%) (d) ....................................................          0.68(a)         8.47            6.06(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................           219             180              58
Ratio of operating expenses, net, to average daily net assets (%) .......           .34(b)          .19              --(b)
Ratio of operating expenses, before expense reductions, to
   average daily net assets (%) .........................................           .99(b)         1.04            1.53(b)
Ratio of net investment income to average daily net assets (%) ..........          6.75(b)         6.66            7.03(b)
Portfolio turnover rate (%) .............................................         80.98(b)       130.56           13.69(b)

AARP BALANCED STOCK AND BOND FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the Period
                                                                                                                February 1,
                                                    Six Months Ended       Years Ended September 30,            1994 (c) to
                                                     March 31, 1999  --------------------------------------    September 30,
                                                     (Unaudited)(e)   1998(e)   1997(e)     1996      1995          1994
                                                   ---------------------------------------------------------------------------
Net asset value, beginning of period ............      $  19.96      $  21.40  $  17.63  $  16.40  $  14.64      $  15.00
                                                   ---------------------------------------------------------------------------
Income from investment operations:
   Net investment income ........................           .35           .75       .72       .66       .61           .25
   Net realized and unrealized gain (loss) on
     investments ................................           .97          (.46)     3.98      1.44      1.79          (.37)
                                                   ---------------------------------------------------------------------------
Total from investment operations ................          1.32           .29      4.70      2.10      2.40          (.12)
                                                   ---------------------------------------------------------------------------
Less distributions from:
   Net investment income ........................          (.36)         (.73)     (.72)     (.66)     (.60)         (.24)
   Net realized gains on investments ............         (1.13)        (1.00)     (.21)     (.21)     (.04)           --
                                                   ---------------------------------------------------------------------------
Total distributions .............................         (1.49)        (1.73)     (.93)     (.87)     (.64)         (.24)
                                                   ---------------------------------------------------------------------------
Net asset value, end of period ..................      $  19.79      $  19.96  $  21.40  $  17.63  $  16.40      $  14.64
                                                   ---------------------------------------------------------------------------
Total Return (%) ................................          6.66(a)       1.26     27.34     13.08     16.80          (.78)(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........           733           740       638       403       247           175
Ratio of operating expenses to average daily
   net assets (%) ...............................           .89(b)        .84       .91       .88      1.01          1.31(b)
Ratio of net investment income to average
   daily net assets (%) .........................          3.52(b)       3.50      3.71      4.09      4.12          3.58(b)
Portfolio turnover rate (%) .....................         56.32(b)      56.69     26.79     35.22     63.77         49.32(b)

(a) Not Annualized
(b) Annualized
(c) Commencement of operations.
(d) Total return would have been lower had certain expenses not been reduced.
(e) Based on monthly average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP GROWTH AND INCOME FUND

------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended            Years Ended September 30,
                                                           March 31, 1999  ---------------------------------------------------
                                                           (Unaudited)(a)   1998(a)   1997(a)    1996      1995      1994
                                                         ---------------------------------------------------------------------
Net asset value, beginning of period ..................      $  49.76      $  58.22  $  43.94  $  38.36  $  34.13  $  32.91
                                                         ---------------------------------------------------------------------
Income from investment operations:
   Net investment income ..............................           .55          1.25      1.19      1.17      1.11       .94
   Net realized and unrealized gain (loss) on
     investments ......................................          5.23         (3.45)    16.00      6.40      5.44      1.62
                                                         ---------------------------------------------------------------------
Total from investment operations ......................          5.78         (2.20)    17.19      7.57      6.55      2.56
                                                         ---------------------------------------------------------------------
Less distributions from:
   Net investment income ..............................          (.59)        (1.19)    (1.19)    (1.15)    (1.09)    (1.13)
   Net realized gains on investments ..................         (5.55)        (5.07)    (1.72)     (.84)    (1.23)     (.21)
                                                         ---------------------------------------------------------------------
Total distributions ...................................         (6.14)        (6.26)    (2.91)    (1.99)    (2.32)    (1.34)
                                                         ---------------------------------------------------------------------
Net asset value, end of period ........................      $  49.40      $  49.76  $  58.22  $  43.94  $  38.36  $  34.13
                                                         ---------------------------------------------------------------------
Total Return (%) ......................................         11.81(d)      (4.22)    40.70     20.20     20.43      7.99
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................         6,456         6,452     6,606     4,219     3,007     2,312
Ratio of operating expenses to average daily
   net assets (%) .....................................           .71(e)        .67       .71       .69       .72       .76
Ratio of net investment income to average daily
   net assets (%) .....................................          2.20(e)       2.22      2.38      2.94      3.28      3.00
Portfolio turnover rate (%) ...........................         32.03(e)      40.19     33.40     25.02     31.26     31.82

AARP U.S. STOCK INDEX FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Period
                                                                                                            February 1, 1997
                                                                           Six Months Ended    Year Ended        (b) to
                                                                            March 31, 1999   September 30,    September 30,
                                                                            (Unaudited) (a)     1998 (a)        1997 (a)
                                                                           ---------------------------------------------------
Net asset value, beginning of period ....................................      $  19.26     $     17.99     $     15.00
                                                                           ---------------------------------------------------
Income from investment operations:
   Net investment income ................................................           .16             .32             .20
   Net realized and unrealized gain (loss) on investments ...............          4.97            1.37            2.97
                                                                           ---------------------------------------------------
Total from investment operations ........................................          5.13            1.69            3.17
                                                                           ---------------------------------------------------
Less distributions from:
   Net investment income ................................................          (.14)           (.29)           (.18)
   Net realized gain on investments .....................................            --            (.13)             --
                                                                           ---------------------------------------------------
Total distributions .....................................................          (.14)           (.42)           (.18)
                                                                           ---------------------------------------------------
Net asset value, end of period ..........................................      $  24.25     $     19.26     $     17.99
                                                                           ---------------------------------------------------
Total Return (%) (c) ....................................................         26.62(d)         9.39           21.22(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................           397             124              38
Ratio of operating expenses, net, to average daily net assets (%) .......           .50(e)          .50             .50(e)
Ratio of operating expenses, before expense reductions, to average
   daily net assets (%) .................................................           .90(e)         1.13            2.38(e)
Ratio of net investment income to average daily net assets (%) ..........          1.40(e)         1.58            1.94(e)
Portfolio turnover rate (%) .............................................          2.23(e)         1.11           14.52(e)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Not Annualized
(e) Annualized

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP CAPITAL GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended            Years Ended September 30,
                                                         March 31, 1999(a) ---------------------------------------------------
                                                             (Unaudited)    1998(a)   1997(a)    1996      1995      1994
                                                         ---------------------------------------------------------------------
Net asset value, beginning of period ..................      $  51.24      $  57.84  $  43.47  $  38.36  $  31.74  $  36.20
                                                         ---------------------------------------------------------------------
Income from investment operations:
   Net investment income ..............................           .04           .28       .34       .42       .36        --
   Net realized and unrealized gain (loss) on
     investments ......................................         15.61         (2.26)    18.43      5.59      6.91     (1.51)
                                                         ---------------------------------------------------------------------
Total from investment operations ......................         15.65         (1.98)    18.77      6.01      7.27     (1.51)
                                                         ---------------------------------------------------------------------
Less distributions from:
   Net investment income ..............................          (.24)         (.31)     (.41)     (.39)     (.01)     (.05)
   Net realized gains on investments ..................         (6.55)        (4.31)    (3.99)     (.51)     (.64)    (2.90)
                                                         ---------------------------------------------------------------------
Total distributions ...................................         (6.79)        (4.62)    (4.40)     (.90)     (.65)    (2.95)
                                                         ---------------------------------------------------------------------
Net asset value, end of period ........................      $  60.10      $  51.24  $  57.84  $  43.47  $  38.36  $  31.74
                                                         ---------------------------------------------------------------------
Total Return (%) ......................................         31.22(d)      (3.39)    46.72     15.97     23.47     (4.70)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................         1,632         1,247     1,228       826       692       683
Ratio of operating expenses to average daily net
   assets (%) .........................................          0.91(e)        .87       .92       .90       .95       .97
Ratio of net investment income to average daily net
   assets (%) .........................................          0.13(e)        .50       .70      1.05      1.00       .02
Portfolio turnover rate (%) ...........................         71.17(e)      53.18     39.04     64.84     98.44     79.65

AARP SMALL COMPANY STOCK FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Period
                                                                           Six Months Ended                 February 1, 1997
                                                                               March 31,       Year Ended        (b) to
                                                                               1999 (a)      September 30,    September 30,
                                                                              (Unaudited)       1998 (a)        1997 (a)
                                                                           ---------------------------------------------------
Net asset value, beginning of period ....................................      $  16.93     $     20.02     $     15.00
                                                                           ---------------------------------------------------
Income from investment operations:
   Net investment income ................................................           .12             .01             .04
   Net realized and unrealized gain (loss) on investments ...............          (.66)          (2.98)           4.98
                                                                           ---------------------------------------------------
Total from investment operations ........................................          (.54)          (2.97)           5.02
Less distributions from:
   Net investment income ................................................          (.02)           (.04)             --
   Net realized gains on investments ....................................            --            (.08)             --
                                                                           ---------------------------------------------------
Total distributions .....................................................          (.02)           (.12)             --
                                                                           ---------------------------------------------------
Net asset value, end of period ..........................................      $  16.37     $     16.93     $     20.02
                                                                           ---------------------------------------------------
Total Return (%) (c) ....................................................         (3.28)(d)      (14.91)          33.53(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................            78              97              50
Ratio of operating expenses, net, to average daily net assets (%) .......          1.75(e)         1.75            1.75(e)
Ratio of operating expenses, before expense reductions, to
   average daily net assets (%) .........................................          1.85(e)         1.80            2.79(e)
Ratio of net investment income to average daily net assets (%) ..........          1.41(e)          .07             .40(e)
Portfolio turnover rate (%) .............................................         20.22(e)        12.21            5.01(e)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Not Annualized
(e) Annualized

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

AARP GLOBAL GROWTH FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                       Six Months                            For the Period
                                                                         Ended           Years Ended        February 1, 1996
                                                                       March 31,        September 30,             (b) to
                                                                          1999     ---------------------      September 30,
                                                                      (Unaudited)      1998        1997            1996
                                                                     ---------------------------------------------------------
Net asset value, beginning of period ..............................     $ 18.12    $   19.24   $   15.49    $     15.00
                                                                     ---------------------------------------------------------
Income from investment operations:
   Net investment income ..........................................         .02          .19         .09            .06
   Net realized and unrealized gain (loss) on investments .........        1.88         (.62)       3.72            .43
                                                                     ---------------------------------------------------------
Total from investment operations ..................................        1.90         (.43)       3.81            .49
                                                                     ---------------------------------------------------------
Less distributions from:
   Net investment income ..........................................        (.21)        (.16)       (.06)            --
   Net realized gain on investments ...............................        (.92)        (.53)         --             --
                                                                     ---------------------------------------------------------
Total distributions ...............................................       (1.13)        (.69)       (.06)            --
                                                                     ---------------------------------------------------------
Net asset value, end of period ....................................     $ 18.89    $   18.12   $   19.24    $     15.49
                                                                     ---------------------------------------------------------
Total Return (%) ..................................................       10.47(d)     (2.19)      24.67(c)        3.27(c)(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................         147          145         148             78
Ratio of operating expenses, net, to average daily net
   assets (%) .....................................................        1.78(e)      1.65        1.75           1.75(e)
Ratio of operating expenses, before expense reductions, to
   average daily net assets (%) ...................................        1.78(e)      1.65        1.82           2.31(e)
Ratio of net investment income to average daily net
   assets (%) .....................................................         .23(e)       .99         .55           1.03(e)
Portfolio turnover rate (%) .......................................       63.34(e)     59.15       31.34          12.56(e)

AARP INTERNATIONAL GROWTH AND INCOME FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Period
                                                                                                            February 1, 1997
                                                                           Six Months Ended    Year Ended        (b) to
                                                                            March 31, 1999   September 30,    September 30,
                                                                              (Unaudited)         1998            1997
                                                                           ---------------------------------------------------
Net asset value, beginning of period ....................................      $  16.55     $     17.36     $     15.00
                                                                           ---------------------------------------------------
Income from investment operations:
   Net investment income ................................................           .02             .28             .23
   Net realized and unrealized gain (loss) on investments ...............          1.03            (.83)           2.13
                                                                           ---------------------------------------------------
Total from investment operations ........................................          1.05            (.55)           2.36
Less distributions from:
   Net investment income ................................................          (.20)           (.11)             --
   Net realized gains on investments ....................................            --            (.15)             --
                                                                           ---------------------------------------------------
Total distributions .....................................................          (.20)           (.26)             --
                                                                           ---------------------------------------------------
Net asset value, end of period ..........................................      $  17.40     $     16.55     $     17.36
                                                                           ---------------------------------------------------
Total Return (%) (c) ....................................................          6.31(d)        (3.16)          15.73(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................            38              41              20
Ratio of operating expenses, net, to average daily net assets (%) .......          1.75(e)         1.75            1.75(e)
Ratio of operating expenses, before expense reductions, to average
   daily net assets (%) .................................................          2.62(e)         2.41            4.28(e)
Ratio of net investment income to average daily net assets (%) ..........          0.20(e)         1.30            2.35(e)
Portfolio turnover rate (%) .............................................        168.27(e)        75.28           50.73(e)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Not Annualized
(e) Annualized

The following tables include selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Period
                                                                                                            February 1, 1997
                                                                           Six Months Ended    Year Ended        (b) to
                                                                               March 31,     September 30,    September 30,
                                                                           1999 (Unaudited)       1998            1997
                                                                           ---------------------------------------------------
Net asset value, beginning of period ....................................      $  16.00     $     15.96     $     15.00
                                                                           ---------------------------------------------------
Income from investment operations:
   Net investment income ................................................           .40             .82             .43
   Net realized and unrealized gain (loss) on investments ...............           .27             .03             .96
                                                                           ---------------------------------------------------
Total from investment operations ........................................           .67             .85            1.39
                                                                           ---------------------------------------------------
Less distribution from:
   Net investment income ................................................          (.39)           (.76)           (.43)
   Net realized gains on investments ....................................          (.25)           (.05)             --
                                                                           ---------------------------------------------------
Total distributions .....................................................          (.64)           (.81)           (.43)
                                                                           ---------------------------------------------------
Net asset value, end of period ..........................................      $  16.03     $     16.00     $     15.96
                                                                           ---------------------------------------------------
Total Return (%) (e) ....................................................          4.17(c)         5.38            9.35(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................           109              98              43
Ratio of operating expenses to average daily net assets (%) (f) .........            --              --              --
Ratio of net investment income to average daily net assets (%) ..........          5.02(d)         5.05            5.13(d)
Portfolio turnover rate (%) .............................................         12.53(d)         5.12            5.57(d)

AARP DIVERSIFIED GROWTH PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                             For the Period
                                                                                                            February 1, 1997
                                                                           Six Months Ended    Year Ended        (b) to
                                                                            March 31, 1999   September 30,    September 30,
                                                                              (Unaudited)         1998            1997
                                                                           ---------------------------------------------------
Net asset value, beginning of period ....................................      $  17.19     $     17.40     $     15.00
                                                                           ---------------------------------------------------
Income from investment operations:
   Net investment income ................................................           .29             .58             .34
   Net realized and unrealized gain (loss) on investments ...............          1.22            (.37)           2.06
                                                                           ---------------------------------------------------
Total from investment operations ........................................          1.51             .21            2.40
                                                                           ---------------------------------------------------
Less distributions from:
   Net investment income ................................................          (.50)           (.32)             --
   Net realized gain on investment ......................................          (.31)           (.10)             --
                                                                           ---------------------------------------------------
Total distributions .....................................................          (.81)           (.42)             --
                                                                           ---------------------------------------------------
Net asset value, end of period ..........................................      $  17.89     $     17.19     $     17.40
                                                                           ---------------------------------------------------
Total Return (%) (e) ....................................................          8.77(c)         1.22           16.00(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................           140             130              62
Ratio of operating expenses to average daily net assets (%) (f) .........            --              --              --
Ratio of net investment income to average daily net assets (%) ..........          3.31(d)         3.21            3.52(d)
Portfolio turnover rate (%) .............................................         13.65(d)         5.55            7.67(d)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Not Annualized
(d) Annualized
(e) If the fund manager had not maintained some of the Underlying AARP Funds' expenses, the total return for this fund would have been lower.
(f) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the periods presented, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.

                                   This page
                                 intentionally
                                  left blank.

                                                                           /4/
--------------------------------------------------------------------------------











                                                                        NOTES TO
                                                            FINANCIAL STATEMENTS


                              Additional information about the Financial Statements is found in the Notes to Financial Statements. This section includes detailed information on expenses, organization costs, and transactions, as well as management fees and commitments.

NOTES TO FINANCIAL STATEMENTS


Note 1. Organization and Significant Accounting Policies.

   The following AARP Mutual Funds (the "AARP Funds" or the "Funds") from Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Fund Manager") are a series of five entities organized as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies (the "Trusts").

     Trust name:                                  Series name:
     -------------------------------------------------------------------------------------------------
     AARP Cash Investment Funds:
                                                  AARP High Quality Money Fund
                                                  AARP Premium Money Fund

     AARP Income Trust:
                                                  AARP High Quality Short Term Bond Fund
                                                     (formerly AARP High Quality Bond Fund)
                                                  AARP GNMA and U.S. Treasury Fund
                                                  AARP Bond Fund for Income
     AARP Tax Free Income Trust:
                                                  AARP High Quality Tax Free Money Fund
                                                  AARP Insured Tax Free General Bond Fund

     AARP Growth Trust:
                                                  AARP Balanced Stock and Bond Fund
                                                  AARP Growth and Income Fund
                                                  AARP U.S. Stock Index Fund
                                                  AARP Capital Growth Fund
                                                  AARP Small Company Stock Fund
                                                  AARP Global Growth Fund
                                                  AARP International Growth and Income Fund
                                                     (formerly AARP International Stock Fund)

     AARP Managed Investment Portfolios Trust:
                                                  AARP Diversified Income with Growth Portfolio
                                                     (formerly AARP Diversified Income Portfolio)
                                                  AARP Diversified Growth Portfolio

   All Funds are diversified. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series. The Funds within the AARP Managed Investment Portfolios Trust (the "AARP Diversified Portfolios") invest primarily in existing AARP Mutual Funds from Scudder Kemper (the "Underlying AARP Funds").

   The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in preparation of their financial statements.

   A. Security Valuation. The AARP Cash Investment Funds and the AARP High Quality Tax Free Money Fund use the amortized cost method of security valuation as permitted under Rule 2a-7 under the 1940 Act. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market.

   Security valuation with respect to each of the remaining Funds is performed in the following manner:

   Common and preferred stocks traded on U.S. or foreign securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there are no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the Nasdaq Stock Market, Inc. (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Unlisted securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. Lacking any sales, the security is valued at the calculated mean quotation for such security. Lacking a calculated mean, the security is valued at the most recent bid quotation. If there are no such sales, the value is the most recent bid quotation.

   Portfolio debt securities other than money market securities are valued by pricing agents approved by the Trustees, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

   Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

   Investments of the AARP Diversified Income with Growth Portfolio and AARP Diversified Growth Portfolio are valued at the net asset value per share of each Underlying AARP Fund as of the close of regular trading on the New York Stock Exchange.

   The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   B. Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with selected banks and broker/dealers whereby each Fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is at least equal to the repurchase price.

   C. Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the AARP High Quality Short Term Bond Fund, the AARP GNMA and U.S. Treasury Fund, the AARP Insured Tax Free General Bond Fund, the AARP Bond Fund for Income and the AARP Balanced Stock and Bond Fund sold interest rate futures to hedge against declines in the value of portfolio securities, and the AARP GNMA and U.S. Treasury Fund purchased interest rate futures to manage the duration of the portfolio. Also, during the period, the AARP U.S. Stock Index Fund purchased index futures as a temporary substitute for purchasing selected investments.

   Upon entering into a futures contract, a fund is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by a fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, a fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

   Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit a fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, a fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

   D. Options. In an option contract, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a

NOTES TO FINANCIAL STATEMENTS

specified period of time. Certain options, including options on indices, will require cash settlement by the applicable Fund if the option is exercised.

   During the period, the AARP International Growth and Income Fund wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets.

   If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

   The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

   The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

   When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

   E. Securities Purchased on a Forward Delivery or When-Issued Basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the Fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The Fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the Fund and no interest accrues to the Fund.

   F. Forward Currency Exchange Contracts. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Global Growth Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets. In addition, the AARP Global Growth Fund and AARP International Growth and Income Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

   Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

   Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

   G. Foreign Currency Translations. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

     H. Securities Transactions and Related Investment Income. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. In addition, acquisition discount is accreted on securities purchased with an original maturity of one year or greater for the AARP Bond Fund for Income. Premiums on securities purchased by the AARP Tax Free Income Trust are amortized on an effective yield basis over the life of the security. Distributions of income and capital gains earned by the Diversified Growth and Diversified Income with Growth Portfolios from the Underlying AARP Funds are recorded on the ex-dividend date.

     Each Fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     I. Federal Income Taxes.Each of the Funds is treated as a single entity for federal income tax purposes. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the Funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

     J. Distribution of Income and Gains. Each AARP Fund intends to follow the practice of distributing all of its net investment income to shareholders. Dividends from the AARP Cash Investment Funds and the Funds of the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. Dividends from the AARP Diversified Income with Growth Portfolio, the AARP Balanced Stock and Bond Fund, the AARP U.S. Stock Index Fund, and the AARP Growth and Income Fund are declared and paid quarterly. Dividends from the AARP Global Growth Fund, the AARP Small Company Stock Fund, the AARP International Growth and Income Fund, the AARP Diversified Growth Portfolio, and the AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains for each Fund which are in excess of any available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund and AARP Premium Money Fund

NOTES TO FINANCIAL STATEMENTS

may take into account realized gains and losses on the sales of securities in its daily distributions. Additional distributions may be made by each Fund if necessary.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, Real Estate Investment Trusts (REITs) and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

     K. Expenses. Each Fund (except for the AARP Diversified Income with Growth and Diversified Growth Portfolios) is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a Fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the Funds.

   The AARP Diversified Income with Growth and AARP Diversified Growth Portfolios ("the Portfolios") have entered into a Special Servicing Agreement with Scudder Kemper, the Underlying AARP Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation and Scudder Investor Services, whereby the Fund Manager arranges for all services pertaining to the operations of the Portfolios. If the aggregate expenses of the Portfolios are less than the estimated savings to the Underlying AARP Funds from the operation of each Portfolio, each of the Underlying AARP Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying AARP Fund will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying AARP Fund. These estimated savings result from the reduction in shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying AARP Funds. In the event that the financial benefits to the Underlying AARP Funds do not exceed aggregate expenses of any Portfolio, the Fund Manager will pay certain costs on behalf of the respective Portfolio. In accordance with the Special Servicing Agreement, as discussed above, no expenses were charged to the AARP Diversified Income with Growth and AARP Diversified Growth Portfolios during the period. For the six months ended March 31, 1999, the Fund Manager paid expenses in the amount approximately $18,444 and $84,327, on behalf of the AARP Diversified Income with Growth and AARP Diversified Growth Portfolios, respectively. Additionally, the Fund Manager has assumed the organization costs of each Portfolio.

   For the six months ended March 31, 1999, the amounts charged to the Underlying AARP Funds under the Special Servicing Agreement, as shown in the Statement of Operations as part of the Services to shareholders expense, were as follows:



         AARP High Quality Money Fund                    $ 49,420  AARP Capital Growth Fund                       $ 26,335
         AARP GNMA and U.S. Treasury Fund                $ 14,352  AARP Small Company Stock Fund                  $  8,495
         AARP Bond Fund for Income                       $119,514  AARP Global Growth Fund                        $  8,201
         AARP Growth and Income Fund                     $ 42,718  AARP International Growth and Income Fund      $ 21,889
         AARP U.S. Stock Index Fund                      $ 45,640

         The AARP High Quality Tax Free Money Fund and the AARP Insured Tax Free General Bond Fund are not subject to the Special Servicing Agreement. The AARP Premium Money Fund, the AARP High Quality Short Term Bond Fund and the AARP Balanced Stock and Bond Fund were not charged any expenses under the Special Servicing Agreement for the six months ended March 31, 1999.

   L. Organization Cost. Costs incurred by the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP U.S. Stock Index Fund, the AARP Bond Fund for Income, the AARP International Growth and Income Fund, and the AARP Small Company Stock Fund in connection with their organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period. The Fund Manager has assumed the organization costs of the AARP Diversified Growth and the AARP Diversified Income with Growth Portfolios.

   M. Transactions in Securities of Affiliated Issuers. The AARP Growth and Income Fund had transactions in securities of affiliated issuers. An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the six months ended March 31, 1999 is as follows:

                                        Beginning        Purchases          Sales
     Affiliate                          Cost ($)          Cost ($)         Cost ($)      Ending Cost ($)     Market Value ($)
    --------------------------------------------------------------------------------------------------------------------------
    General Growth Properties, Inc.     49,335,005               --           --            49,335,005            65,033,944
                                     =========================================================================================

                                            Realized Gain/Loss ($)               Dividend Income ($)
                                     ----------------------------------------------------------------------
    Affiliated Issuers                               --                               2,867,007
    Unaffiliated Issuers                        (7,084,017)                         92,352,071
                                     ----------------------------------------------------------------------
    Total                                       (7,084,017)                         95,219,078
                                    =======================================================================


   The AARP Diversified Portfolios do not invest in the Underlying AARP Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying AARP Fund's net assets. At March 31, 1999, the Diversified Income with Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares: approximately 15% of the AARP Bond Fund for Income. The Diversified Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares at March 31, 1999: approximately 24% of the AARP International Growth and Income Fund; 12% of the AARP Bond Fund for Income; 8% of the U.S. Stock Index Fund; 15% of the AARP Small Company Stock Fund; and 6% of the AARP Global Growth Fund.

Note 2. Management Fee and other Related Transactions.

   On September 7, 1998, Zurich, majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Funds approved new investment management agreements with Scudder Kemper, which are substantially identical to the former investment management agreements, except for the dates of execution and termination.

   Under the investment management and advisory agreement (the "Management Agreement") between each Trust (excluding the AARP Diversified Portfolios) and the Fund Manager, the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income with Growth and the Diversified Growth Portfolios, and each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income with Growth and the Diversified Growth Portfolios).

   The Annual Base Fee is calculated as follows:



                  .35% of the first $2.0 billion of such               .26% of the next $3.0 billion of such assets
                       assets
                  .33% of the next $2.0 billion of such assets         .25% of the next $3.0 billion of such assets
                  .30% of the next $2.0 billion of such assets         .24% of such assets thereafter
                  .28% of the next $2.0 billion of such assets

NOTES TO FINANCIAL STATEMENTS

   In addition to the Base Fee, each Fund (excluding the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios) agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, and the varying levels of complexity of investment research and securities trading required to manage each Fund. The Fund Manager has retained Bankers Trust Company as Subadviser to the AARP U.S. Stock Index Fund; under the Subadvisory Agreement, the Fund Manager pays a quarterly fee to the Subadviser, which amounted to $22,794 for the period ended March 31, 1999.

   The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each Fund:

                         Fund                          Rate                            Fund                           Rate
     ---------------------------------------------- -----------  -------------------------------------------------  ----------
     AARP High Quality Money Fund                       .10%     AARP Balanced Stock and Bond Fund                      .19%
     AARP High Quality Tax Free Money Fund              .10%     AARP Growth and Income Fund                            .19%
     AARP Premium Money Fund                            .10%     AARP Capital Growth Fund                               .32%
     AARP High Quality Short Term Bond Fund             .19%     AARP Small Company Stock Fund                          .55%
     AARP GNMA and U.S. Treasury Fund                   .12%     AARP Global Growth Fund                                .55%
     AARP Insured Tax Free General Bond Fund            .19%     AARP International Growth and Income Fund              .60%
     AARP Bond Fund for Income                          .28%

   The total amount of management fees for each Fund is shown in the Statement of Operations as Management Fee.

   As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

   The Fund Manager has agreed to waive all or a portion of its management fee and reimburse all or a portion of expenses in order to maintain the following annualized expense ratios until January 31, 2000: AARP Premium Money Fund, 0.50% of average daily net assets; AARP Bond Fund for Income, 0.50% of average daily net assets; AARP U.S. Stock Index Fund, 0.50% of average daily net assets; AARP Small Company Stock Fund, 1.75% of average daily net assets; and AARP International Growth and Income Fund, 1.75% of average daily net assets. The amount of expenses waived and/or reimbursed by the Fund Manager, if any, for each Fund has been shown in the Statement of Operations as Expense Reductions.

   The Fund Manager did not impose any or a portion of its Management Fee for certain Funds during the period ended March 31, 1999, as follows: AARP Premium Money Fund $4,959; AARP Bond Fund for Income $557,491; AARP U.S. Stock Index Fund $321,231; AARP Small Company Stock Fund $47,030; and AARP International Growth and Income Fund $175,081.

   These Trusts also have a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each Fund is shown in the table below and is included in Services to shareholders in the Statements of Operations.

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Funds. The amount for each Fund is shown in the table below, and is included in Custodian and accounting fees in the Statements of Operations.

   For the six months ended March 31, 1999, the amounts charged by SSC and SFAC to the Funds were as follows:

                                                           Amount           Total SSC            Amount       Total SFAC
                                                         Charged To          Unpaid at         Charged To       Unpaid at
                                                           Fund by            March 31,          Fund by        March 31,
                      Fund                                  SSC(a)             1999*             SFAC(b)          1999*
   --------------------------------------------------  ----------------  ----------------  ---------------- ----------------
   AARP High Quality Money Fund                          $  793,490        $  137,360        $   30,365       $    5,000
   AARP High Quality Tax Free Money Fund                    104,969            17,915            15,000            2,500
   AARP Premium Money Fund                                       --                --                --               --
   AARP High Quality Short Term Bond Fund                   575,471            87,639            29,197            4,213
   AARP GNMA and U.S. Treasury Fund                       3,238,262           630,804           297,362           62,425
   AARP Insured Tax Free General Bond Fund                  906,832           203,588            81,619           13,971
   AARP Bond Fund for Income                                 79,163            27,603            14,190            4,573
   AARP Balanced Stock and Bond Fund                        911,697           156,630            56,652            9,637
   AARP Growth and Income Fund                            5,024,079         1,016,026           193,539           31,804
   AARP U.S. Stock Index Fund                               227,381            72,153            55,009           13,763
   AARP Capital Growth Fund                               1,341,394           267,682            70,070           13,016
   AARP Small Company Stock Fund                            203,076            27,747            22,720            3,649
   AARP Global Growth Fund                                  272,289            41,097            65,696           10,492
   AARP International Growth and Income Fund                 73,760            10,555            25,318            4,167

   * Total unpaid amounts are included in Other payables and accrued expenses in the Statements of Assets and Liabilities.

   (a) SSC did not impose any or a portion of its fee for the AARP Bond Fund for Income, AARP Premium Money Fund and AARP U.S. Stock Index Fund, amounting to $79,948, $2,808 and $111,437, respectively.

   (b) SFAC did not impose any or a portion of its fee for the AARP Bond Fund for Income, AARP Premium Money Fund and AARP U.S. Stock Index Fund, amounting to $11,810, $5,000 and $26,938, respectively.

   Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Funds. For the six months ended March 31, 1999, the amount charged to the AARP GNMA and U.S. Treasury Fund, AARP U.S. Stock Index Fund and the AARP Balanced Stock and Bond Fund amounted to $9,963, $10,001 and $13,821, respectively, of which $1,786, $2,572 and $2,343 remains unpaid at March 31, 1999, respectively. In addition, $3,403 was not imposed on the AARP U.S. Stock Index Fund.

   The AARP Investment Program pays each Trustee unaffiliated with Scudder Kemper or AARP an annual retainer, plus specified amounts are paid by each Fund for board and committee meetings attended. The amounts for each Fund have been shown in the Statement of Operations as Trustees' fees and expenses.

Note 3. Commitments.

   As of March 31, 1999, the AARP Global Growth Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $25,682.

                                                                                              Net Unrealized
                                                                                                Appreciation
                                                                                               (Depreciation)
                 Contracts to Deliver          In Exchange For          Settlement Date            U.S.$)
               --------------------------  -------------------------  --------------------  ---------------------
               JPY         450,115,280      USD         3,858,351           6/29/99            $    14,241
               JPY         179,617,130      USD         1,540,000           6/29/99            $     6,019
               JPY          73,621,800      USD           630,000            9/1/99            $    (4,378)
               JPY         193,748,320      USD         1,630,000           9/10/99            $   (41,564)
                                                                                               -----------
                                                                                               $   (25,682)
                                                                                               ===========


NOTES TO FINANCIAL STATEMENTS

Note 4. Lines of Credit.

   Effective December 1, 1998, all the AARP Funds and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

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--------------------------------------------------------------------------------

SHAREHOLDER MEETING RESULTS


A Special Meeting of Shareholders (the "Meeting") of the AARP funds was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.      To approve a new Investment Management Agreement for each fund with Scudder Kemper Investments, Inc.

        AARP Cash Investment Funds                                           Number of Votes:
        --------------------------                                           ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP High Quality Money Fund                   339,778,268     6,689,806      16,433,010         0
         AARP Premium Money Fund                             --             --              --            --

        AARP Income Trust                                                    Number of Votes:
        -----------------                                                    ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP Bond Fund for Income                       8,904,816        55,129        165,896           0
         AARP GNMA and U.S. Treasury Fund               168,057,365     2,477,506      6,143,897          0
         AARP High Quality Short Term Bond Fund          15,725,319      264,948        521,562           0

        AARP Tax Free Income Trust                                           Number of Votes:
        --------------------------                                           ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP High Quality Tax Free Money Fund           50,995,645      982,452       2,030,700          0
         AARP Insured Tax Free General Bond Fund         56,117,439      835,951       2,076,778          0

        AARP Growth Trust                                                    Number of Votes:
        -----------------                                                    ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP Balanced Stock and Bond Fund               21,105,807      347,172        732,074           0
         AARP Capital Growth Fund                        12,983,652      222,285        392,034           0
         AARP Global Growth Fund                         5,045,448        50,146         99,842           0
         AARP Growth and Income Fund                     72,835,208     1,486,308      2,277,202          0
         AARP International Growth and Income Fund       1,603,965        21,453         31,915           0
         AARP Small Company Stock Fund                   3,641,785        62,748         68,249           0
         AARP U.S. Stock Index Fund                      4,221,478        52,182         88,499           0

        AARP Managed Investment Portfolios Trust                             Number of Votes:
        ----------------------------------------                             ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP Diversified Income With Growth Fund        3,707,571        47,717        136,843           0
         AARP Diversified Growth Fund                    4,334,449        61,592        126,573           0

2. (For shareholders of AARP U.S. Stock Index Fund only.) To approve a new subadvisory agreement for the fund between Scudder Kemper Investments, Inc. and Bankers Trust Company.

        AARP Growth Trust                                                    Number of Votes:
        -----------------                                                    ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP U.S. Stock Index Fund                      4,203,169        60,576         98,414           0



                                      167



3.      To approve the new Member  Services  Agreement  between  AARP  Financial
        Services Corporation and Scudder Kemper Investments, Inc.

        AARP Cash Investment Funds                                           Number of Votes:
        --------------------------                                           ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP High Quality Money Fund                   340,675,416     5,613,866      16,611,802         0
         AARP Premium Money Fund                             --              --              --              --

        AARP Income Trust                                                    Number of Votes:
        -----------------                                                    ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP Bond Fund for Income                       8,923,391        49,634        152,816           0
         AARP GNMA and U.S. Treasury Fund               167,986,934     2,231,423      6,460,411          0
         AARP High Quality Short Term Bond Fund          15,743,876      232,853        535,100           0

        AARP Tax Free Income Trust                                           Number of Votes:
        --------------------------                                           ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP High Quality Tax Free Money Fund           50,987,199      879,010       2,142,588          0
         AARP Insured Tax Free General Bond Fund         56,027,208      781,370       2,221,590          0

        AARP Growth Trust                                                    Number of Votes:
        -----------------                                                    ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP Balanced Stock and Bond Fund               21,151,627      301,097        732,329           0
         AARP Capital Growth Fund                        12,965,716      226,815        405,440           0
         AARP Global Growth Fund                         5,046,207        44,304        104,925           0
         AARP Growth and Income Fund                     72,892,704     1,310,330      2,395,684          0
         AARP International Growth and Income Fund       1,609,950        17,333         30,050           0
         AARP Small Company Stock Fund                   3,638,254        61,092         73,436           0
         AARP U.S. Stock Index Fund                      4,216,399        49,058         96,702           0

        AARP Managed Investment Portfolios Trust                             Number of Votes:
        ----------------------------------------                             ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP Diversified Income With Growth Fund        3,711,013        40,223        140,895           0
         AARP Diversified Growth Fund                    4,335,430        59,696        127,448           0

4. To approve the revision of each fund's fundamental lending policy.

        AARP Cash Investment Funds                                           Number of Votes:
        --------------------------                                           ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP High Quality Money Fund                   329,620,174     10,311,585     22,941,609       27,716
         AARP Premium Money Fund                             --              --              --              --

        AARP Income Trust                                                    Number of Votes:
        -----------------                                                    ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP Bond Fund for Income                       8,708,450       102,823        313,786          782
         AARP GNMA and U.S. Treasury Fund               162,630,877     4,277,654      9,440,212       330,025
         AARP High Quality Short Term Bond Fund          15,237,926      487,557        771,890         14,456


                                      168




        AARP Tax Free Income Trust                                           Number of Votes:
        --------------------------                                           ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP High Quality Tax Free Money Fund           48,926,345     1,924,768      3,157,684          0
         AARP Insured Tax Free General Bond Fund         54,054,766     1,596,190      3,299,218        79,994

        AARP Growth Trust                                                    Number of Votes:
        -----------------                                                    ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP Balanced Stock and Bond Fund               20,485,113      565,972       1,106,469        27,499
         AARP Capital Growth Fund                        12,546,691      431,284        596,721         23,275
         AARP Global Growth Fund                         4,921,116       112,980        157,089         4,251
         AARP Growth and Income Fund                     70,248,090     2,516,285      3,598,773       235,570
         AARP International Growth and Income Fund       1,579,319        33,601         44,024          389
         AARP Small Company Stock Fund                   3,559,515       104,307        106,130         2,830
         AARP U.S. Stock Index Fund                      4,093,356       111,131        156,191         1,481

        AARP Managed Investment Portfolios Trust                             Number of Votes:
        ----------------------------------------                             ----------------
                                                                                                        Broker
                                                            For          Against        Abstain       Non-Votes*
                                                            ---          -------        -------       ----------
         AARP Diversified Income With Growth Fund        3,563,903        95,385        226,677         6,166
         AARP Diversified Growth Fund                    4,241,322        94,935        185,127         1,230

--------------------------------------------------------------------------------------------------------------
*   Broker  non-votes are proxies  received by the fund from brokers or nominees when the  broker or  nominee  neither  has  received  instructions  from the beneficial  owner or other  persons  entitled to vote nor has  discretionary power to vote on a particular matter.


                                      169

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                                                           OFFICERS AND TRUSTEES


                              The Officers and Trustees of the AARP Investment Program from Scudder act on behalf of all shareholders of the AARP funds. They are responsible for ensuring that each AARP fund is administered in accordance with the terms set forth in the fund's prospectus and in accordance with government regulations.

                              Chosen for their diverse backgrounds -- which appropriately reflect the diversity of the AARP membership -- each Trustee brings a wealth of personal and professional experience to the Program.

        OFFICERS AND TRUSTEES


        LINDA C. COUGHLIN*
        -----------------------------------------------------------------------
        Chairperson and Trustee of each AARP Trust; Managing Director and Member, Board of Directors of Scudder Kemper Investments, Inc.

        HORACE B. DEETS
        -----------------------------------------------------------------------
        Vice Chairman of each AARP Trust and Trustee of AARP Cash Investment Funds, AARP Growth Trust and AARP Tax Free Income Trust; Executive Director, American Association of Retired Persons; Member Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

        CAROLE LEWIS ANDERSON
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; President, MASDUN Capital Advisors; Principal, Suburban Capital Markets; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College; Founder and Director, Forum for Women Corporate Directors, New York City.

        ADELAIDE ATTARD
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; Member, New York City Department of Aging Advisory Council -- Appointed by Mayor (1995-Present); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981-1996); Member, NYS Community Services for the Elderly Advisory Council -- Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

        ROBERT N. BUTLER, M.D.
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

        ESTHER CANJA
        -----------------------------------------------------------------------
        Trustee of AARP Managed Investment Portfolios Trust and AARP Income Trust; President-Elect, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Board Member, Board Operations Committee; Board Member, Board Committee on Strategic Planning; AARP State Director of Florida (1990-1992).

        EDGAR R. FIEDLER
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; Senior Fellow and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, HT Insight Funds, and Emerging Mexico Fund.

        EUGENE P. FORRESTER
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; Consultant; International Trade Counselor; Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant, Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.

        GEORGE L. MADDOX, JR.
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

        ROBERT J. MYERS
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director:
        Manufacturers Investment Trust; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Former Member, U.S. Office of Technology Assessment, Prospective Payment Assessment Commission.

        JAMES H. SCHULZ
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.

        GORDON SHILLINGLAW
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer, FERIS Foundation of America.

        JEAN GLEASON STROMBERG
        -----------------------------------------------------------------------
        Trustee of each AARP Trust; Consultant; Formerly Director, Financial Institutions Issues, U.S. General Accounting Office; Formerly Partner, Fulbright & Jaworski Law Firm.


        CORNELIA SMALL*                                                 HOWARD SCHNEIDER*
        ----------------------------------------------------------------------------------------------------------------
        President of each AARP Trust                                    Vice President of each AARP Trust

        WILLIAM F. GLAVIN, JR.*                                         JOHN MILLETTE*
        ----------------------------------------------------------------------------------------------------------------
        Vice President of each AARP Trust                               Vice President and Assistant Secretary of
                                                                        each AARP Trust

        THOMAS W. JOSEPH*                                               KATHRYN L. QUIRK*
        ----------------------------------------------------------------------------------------------------------------
        Vice President of each AARP Trust                               Vice President and Secretary of each AARP Trust

        ANN M. MCCREARY*                                                JOHN R. HEBBLE*
        ----------------------------------------------------------------------------------------------------------------
        Vice President of each AARP Trust                               Treasurer of each AARP Trust

        JAMES W. PASMAN*
        ----------------------------------------------------------------------------------------------------------------
        Vice President of each AARP Trust

        *Scudder Kemper Investments, Inc.

        Effective January 1, 1995, each member of and nominee for each Board of Trustees must own shares of one or more of the Funds of the Trust for which he/she serves as Trustee.

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                                                              INVESTOR SERVICES


                              Information, services, and important phone numbers are contained in this section. Shareholders are encouraged to contact us through our Internet Web site at aarp.scudder.com or by calling Easy-Access, our automated information line. Of course, you can also speak with one of our highly skilled Mutual Fund Representatives regarding your account with the AARP Investment Program.

                                  INVESTOR SERVICES

AARP AUTOMATIC                    Take advantage of dollar cost averaging -- a simple, systematic approach to managing
INVESTMENT PLAN                   risk. By investing a specific amount of money in one or more of the AARP Mutual Funds from Scudder on a regular basis (usually monthly), you can potentially reduce your average price per share. By purchasing shares at different prices over time, dollar cost averaging can offer the potential for a lower cost per share. You can begin your
                                  Automatic Investment Plan with as little as $50 per month.

AARP LUMP SUM SERVICE             If you need help on what to do with a lump sum payment from a retirement plan or life insurance policy, for example, you can now work directly with a trained AARP Retirement Plan Specialist who can help you with your distribution options. Our specialists can help explain the tax implications and investment options, and assist you with expediting your lump sum distribution.

AARP INVESTMENT PROGRAM WEB       The AARP Web site (http://aarp.scudder.com) provides investors with timely information
SITE                              regarding a variety of issues that affect their lives, from general information on the financial markets and investing, to interactive tools to help with retirement planning.
                                  The site's features include the Week in Review -- a regular update on the financial markets -- and the Learning Center, containing investment guides such as Planning for
                                  Retirement, Financial Planning for Women, and Managing Your Money in Retirement. You can
                                  also submit questions and comments directly through the site. Visit our Web site often for the latest information on the AARP Investment Program from Scudder.

AARP LEGACY                       The Legacy Service was developed to help shareholders feel confident that
SERVICE                           their investments will pass to their spouse or other heirs the way they intended. The Service consists of two parts: the Legacy Planner, an informational guide which provides suggestions for putting financial affairs in order, and the Legacy Transfer Guide, a service available to families who have recently experienced a death, the intent of which is to help family members understand and protect their inheritance.

FINANCIAL PLANNING                Despite the advances women have made in all aspects of society, they still have a long
FOR WOMEN GUIDE                   way to go in attaining the same status as their male counterparts in the area of finance. Financial Planning for Women, an easy-to-read investment guide, was designed for women investors in the AARP Investment Program from Scudder who want to increase their investment knowledge and improve their financial skills. For information on how to receive your copy of Financial Planning for Women, visit our Web site at
                                  http://aarp.scudder.com, or call the number below.

                                  For more information on the AARP Investment Program's Investor Services,
                                  please contact our highly trained Mutual Fund Representatives at 1-800-253-2277.


                                      176

                                  HOW TO CONTACT US

INVESTMENT                        Visit us at our Internet Web site for the latest updates and information
PROGRAM WEB SITE                  from the AARP Investment Program from Scudder. Visitors have access to a broad range of information, including performance of AARP Mutual Funds, which is
http://aarp.scudder.com           updated daily, and the complete prospectus.


EASY-ACCESS LINE                  Shareholders with a touch-tone telephone may call this automated line to obtain AARP fund performance and account information, or to exchange or sell
1-800-631-4636                    (redeem) AARP fund shares. This service is available 24 hours a day, 7 days a week.


TRANSACTIONS                      You can fax your confidential transaction requests to us. Please note that any
BY FAX                            exchange or redemption request received after 4:00 p.m. on business days or on weekends will be processed on the next business day.
1-800-821-6234


TDD (TELECOMMUNICATIONS           AARP members with hearing or speech impairments and access to TDD equipment
DEVICE FOR THE DEAF AND           can communicate with the AARP Investment Program Monday through Friday, between
SPEECH IMPAIRED)                  8:00 a.m. and 5:00 p.m., Eastern time. Transactions can be made between 8:00
                                  a.m. and 4:00 p.m., Eastern time.
1-800-634-9454


SHAREHOLDER                       Our knowledgeable AARP Mutual Fund Representatives are available to answer
SERVICE LINE                      your questions regarding the AARP Investment Program, or your account, Monday through Friday, between 8:00 a.m. and 8:00 p.m., Eastern time. Transactions can
1-800-253-2277                    be made Monday through Friday, between 8:00 a.m. and 4:00 p.m., Eastern time.

                                  If you need to write to us, send correspondence to:

                                                            AARP Investment Program from Scudder
                                                            P.O. Box 2540
                                                            Boston, MA 02208-2540

                                  For overnight                 AARP Investment Program from Scudder
                                  and certified mail:           42 Longwater Drive
                                                                Norwell, MA 02061-1612



                                      177

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                                    GLOSSARY

                                    Terms in bold italics throughout the report are defined here.

         ASSET-BACKED SECURITIES    Bonds  or  notes  backed  by loan  paper  or
                                    accounts receivable originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

                          COUPON The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. Traditionally bond certificates were issued with "coupons" representing the dividend payment that would be detached and mailed to the custodian bank for payment.

                     CREDIT RISK    The  likelihood  of a bond  issuer  to  make
                                    timely  principal  and  interest   payments.
                                    Treasury  notes and bonds have  virtually no
                                    credit  risk  because  the   securities  are
                                    backed by the full faith and credit of the U.S. government. In contrast, high yield bonds ("junk bonds"), which have low credit ratings, have a significant amount of credit risk because of a higher likelihood of default.

           CYCLICAL/NON-CYCLICAL    A cyclical  stock tends to rise quickly when
                                    the  economy  turns  up and to fall  quickly
                                    when  the  economy   turns  down.   Examples
                                    include  companies  in  the  auto,   cement,
                                    housing,   machinery,   paper,   and   steel
                                    industries. A non-cyclical stock is less affected by the economy and includes those companies in the food and pharmaceutical industries.

                        DURATION A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average
                                    duration  of  two  years,   its  price  will
                                    decline about 2% when interest rates rise by
                                    one percentage point.  Conversely,  the bond
                                    fund's   price   will  rise  about  2%  when
                                    interest rates fall by one percentage point.

                   FUNDAMENTALS/    Analysis of companies based on the
            FUNDAMENTAL RESEARCH    projected  impact of  management,  products,
                                    sales, and earnings on their balance sheets and income statements. Fundamental research is distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

                    GROWTH STOCK    Stock  of  a  company  that  has   displayed
                                    above-average   earnings   growth   and   is
                                    expected to  continue  to  increase  profits
                                    rapidly  going   forward.   Stocks  of  such
                                    companies  usually  trade  at  higher  price
                                    earnings   multiples   (see   price/earnings
                                    ratio) and experience more price volatility than the market as a whole. Distinct from value stock.

                       LIQUIDITY    A  characteristic  of  an  investment  or an
                                    asset    referring    to   the    ease    of
                                    convertibility into cash within a reasonably short period of time.

           MARKET CAPITALIZATION The market value of a company's outstanding (LARGE-CAP/SMALL-CAP) shares of common stock, determined by multiplying the number of shares outstanding
                                    by the share price  (shares x price = market
                                    capitalization).  The  universe  of publicly
                                    traded companies is frequently  divided into
                                    large-,   mid-,  and   small-capitalization.
                                    Large-cap stocks tend to be more liquid than small-cap stocks.

                        MATURITY The date when an issuer must pay the face amount of the bond to the bondholder. An investor who buys $10,000 worth of 10-year bonds will receive $10,000 at the end of 10 years, after receiving interest (coupon) payments over the 10-year period.

                 PREPAYMENT RISK    The  possibility  that,  as  interest  rates
                                    fall, homeowners will refinance their home mortgages, resulting in the prepayment of mortgage securities.

            PRICE/EARNINGS RATIO    The price of a stock divided by its earnings
                                    per  share,  also  known  as  price/earnings
                                    multiple  (P/E).  A widely  used  gauge of a
                                    stock's   valuation   that   indicates  what
                                    investors are paying for a company's earning
                                    power  at  the  current   stock   price.   A
                                    relatively  high   price/earnings   multiple
                                    indicates  higher expected  earnings growth,
                                    along   with   greater   risk  of   earnings
                                    disappointment.

               TOP-DOWN STRATEGY    A method in which the  investor  first looks
                                    at trends in the general  economy or, in the
                                    case   of   international   investing,   the
                                    economies of several countries, and next selects companies or industries that stand to benefit from those trends. The opposite of bottom-up investing.

                     VALUE STOCK    A company  whose  stock price does not fully
                                    reflect its intrinsic value, as indicated by
                                    its price/earnings  ratio,  price/book value
                                    ratio,   dividend   yield,   or  some  other
                                    valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks.

                    YIELD SPREAD    The difference in yield between two types of
                                    bonds. A mortgage-backed security's yield is
                                    often  measured   against  the  yield  of  a
                                    Treasury bond of similar maturity. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining (and prices rising), compared with Treasury bonds of similar maturity.


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                      THE EXPENSE OF PUBLISHING THIS REPORT

Some AARP fund shareholders have inquired about the expense of publishing this report. While the report is legally required by federal securities law and monitored by the Securities and Exchange Commission (SEC), the AARP Investment Program from Scudder also seeks to provide shareholders with meaningful information that is easy to use.

In seeking this objective, we continually incorporate feedback from AARP members. We go to great lengths to explain the investment markets and fund performance in a way that is insightful and understandable. We also have attempted to make this report more readable than other financial reports by using larger typefaces, effective color contrasts, and "white space" whenever possible.

To control costs, we have undertaken several initiatives. We produce one combined report, which we have determined is less expensive than producing 16 individual reports. We obtain a lower price for the paper this report is printed on by combining our paper needs with that of other Scudder Kemper Investments divisions for aggregate purchases of over two million pounds annually. While the number of AARP funds has doubled from two years ago, the cost of producing this report has dropped from $0.008 per page in 1997 to $0.006 per page in 1999.

We also are mindful of the number of copies we mail to shareholders and attempt to send only one copy to the same address whenever possible. This has resulted in a 52% decrease in the total number of reports mailed compared to mailing one report to each AARP shareholder account. Since we also mail this report to shareholders that have opened a new account up to 30 days after the fiscal period end (April 1 through April 30, 1999), a small number of current shareholders may receive more than one report.

Through these and other efforts we are able to keep the cost of producing and mailing this report to 98 cents per copy.

Our cost-conscious approach to producing this report reflects our overall attention to fund expenses and to providing attractive value to shareholders. In fact, the AARP Mutual Funds continue to have an average expense ratio that is 34% lower than that of other similar funds.^1


^1 Based on the average expenses of similar funds as of 3/31/99. Source: Lipper Analytical Services, Inc.


  The paper used for the cover and internal pages of this report incorporates recycled corrugated containers. The "Crystal Recycling Process" which created this paper saved four and one-half truckloads of boxes from going to landfills. When you are finished with this report, please continue the process and recycle it.


                   (recycle logo) Printed on recycled paper


                             (inside back cover)